                        ANNUAL REPORT / DECEMBER 31, 2002

                                AIM BALANCED FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--


                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                       THE BALLET REHEARSAL BY EDGAR DEGAS

 WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE AND SMOOTHLY COORDINATED

     INTERACTION, DISCIPLINE IS PARAMOUNT. AT AIM, WE CONTINUALLY STRIVE FOR

       EXCELLENCE BY ADHERING TO A UNIQUELY DISCIPLINED INVESTMENT STYLE.

================================================================================

AIM BALANCED FUND SEEKS TO ACHIEVE AS HIGH A TOTAL RETURN AS POSSIBLE CONSISTENT WITH PRESERVATION OF CAPITAL. IT INVESTS IN A BROADLY DIVERSIFIED PORTFOLIO OF STOCKS AND BONDS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses in the past, Class A and Class R share returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The fund uses a blended index composed of 60% Russell 3000 Index and 40% Lehman Aggregate Bond Index. The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

         Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   After an extremely difficult first half, conditions began to improve late in 2002, and the fund produced positive returns for the fourth quarter as stocks rebounded. Nevertheless, AIM Balanced Fund has not been immune to the three-year bear market in stocks. For the year ended December 31, 2002, the fund's total return was -17.85% for Class A shares at net asset value (the performance of other share classes is shown on page 6). This performance was better than that of its broad-market index, the S&P 500, which had a total return of -22.09%, but it trailed the -10.69% return of the Lipper Balanced Fund Index.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                             CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS
THROUGHOUT FISCAL YEAR

As the bear market for stocks extended through a third year, all 10 industry sectors of the S&P 500 index ended the year with losses, and AIM Balanced Fund's performance felt the impact, as fund Chairman Robert H. Graham discussed in his letter on page 1 of this report. Complete details on this year's fund performance, as well as long-term performance, can be found on page 6. Fiscal year 2002 was a disappointment to all of us on the fund management team, and we know it was one to you as well.

RELEVANT MARKET CONDITIONS

Several factors combined to affect stocks negatively and create volatile market conditions. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the year. Except for brief rallies in March and from late July to late August, key stock market indexes continued declining. The S&P 500 reached its lowest level since 1997 on October 9. Markets rebounded in October and November as several major companies reported better-than-expected earnings, but fell in December as holiday spending proved disappointing.

   For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses while information technology, telecommunications, and utilities sustained the deepest.

   As the bear market in stocks deepened, safety-seeking investors continued flocking to bonds as a less risky alternative. Anxiety about credit risk pushed prices up for the highest-quality bonds (especially Treasuries) and down for lower-rated issues. Since a bond's yield varies inversely to its price, this dramatically widened yield spreads--the difference in yield between corporate bonds and Treasuries of comparable maturity--even for high-quality corporate instruments. Treasuries tallied the best total returns for the year, followed by agency bonds, investment-grade corporate bonds, and then mortgage-backed securities. Short- and intermediate-term government and mortgage issues were especially big winners. High-yield bonds, which behave more like stocks, had negative returns.

FUND STRATEGIES AND TECHNIQUES

During portions of the year, as we sold some equity positions, the fund's fixed-income percentage rose somewhat, due to good relative performance in bonds and fewer attractive offerings among equities. By year-end, the percentages had gradually moved back to the targeted 60-40 mix, as equities had improved and we bought some stocks we found attractively valued. We were particularly pleased to have been able to raise the dividend in the fourth quarter.

   As mentioned, value stocks outperformed growth stocks in 2002. The differential was greater during the earlier part of the year and was a significant drag on the performance of the fund, which follows a growth-at-a-reasonable-price strategy in managing its equity portfolio.


PORTFOLIO COMPOSITION

===============================================================================================================================
INVESTMENT TYPE BREAKDOWN          TOP 10 INDUSTRIES                               TOP 10 EQUITY HOLDINGS
===============================================================================================================================
[PIE CHART]                         1. Diversified Financial Services     11.7%     1. Citigroup Inc.                      1.8%

STOCKS                    59%       2. U.S. Government Agency Securities  11.5      2. Black & Decker Corp. (The)          1.5

CORPORATE BONDS           23%       3. Pharmaceuticals                     5.4      3. American International Group, Inc.  1.4

U.S. GOVERNMENT &                   4. Banks                               5.1      4. Colgate-Palmolive Co.               1.4
AGENCY BONDS              16%
                                    5. U.S. Treasury Securities            4.8      5. Exxon Mobil Corp.                   1.3
ASSET-BACKED SECURITIES    2%
                                    6. Oil & Gas Exploration & Production  3.9      6. Cooper Cameron Corp.                1.3

                                    7. Electric Utilities                  3.4      7. Omnicom Group Inc.                  1.2

                                    8. Integrated Oil & Gas                3.2      8. United Technologies Corp.           1.2

                                    9. General Merchandise Stores          2.5      9. Bed Bath & Beyond Inc.              1.2

                                   10. Consumer Finance                    2.3     10. Wal-Mart Stores, Inc.               1.2

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================================================

   Because the strength of the economic rebound was not as steady as we had hoped, we trimmed our positions in some of the more economically sensitive sectors, such as consumer discretionary and energy, during the earlier part of the year. We also shortened the sell cycle and began taking profits sooner when a holding rose significantly in price.

   In the equity portfolio, net changes in sector weightings over the year were moderate. The three largest sectors continued to be financials, consumer discretionary and health care. Among the smaller sectors there were net increases in consumer staples and energy and decreases in telecommunications services, information technology and utilities.

   The biggest lift to performance came from high-quality bonds, which had an excellent year. Government and agency bonds rose particularly vigorously, and Treasury bonds were the top positive contributors to fund performance. At year-end, the bond portfolio had an average credit quality rating of AA and an average maturity of 10.63 years.

   In the fund's equity portfolio, the consumer staples and energy sectors made the largest positive contributions. The sectors that detracted most from performance were information technology, financial and consumer discretionary.

   Among specific holdings, General Electric detracted because of 2002's weak electrical market. Chipmakers Intel and Analog Devices also hampered performance. Software manufacturer Oracle boosted results during the fourth-quarter rebound, but not enough to offset its negative performance in the previous quarters.

   One of the best equity contributors was Cooper Cameron, a manufacturer of oil and gas equipment. We took profits on it several times during the year, yet our position in the firm remained in our top 10. Other major contributors were Alcon, a maker of eye-care products; and oil companies Noble and Apache.

   During the fourth quarter of 2002 the stock market performed well, but year-end consumer spending was unexpectedly low, perhaps because of the weak job market. As growth in corporate earnings was gradual, companies remained reluctant to make capital expenditures or hire new employees. But we believe that by fiscal year-end, many risks were recognized and discounted in stock prices.

IN CLOSING

Though history has shown the U.S. economy and the stock market have always recovered from economic downturns, the timing has always been impossible to predict, and remains so. For our part, we continue to work diligently to achieve for our shareholders a high total return consistent with preservation of capital. We continue to urge our investors to maintain a long-term focus and to remain well diversified to combat risk.

==========================================================
as of 12/31/02, based on total net assets

TOP 10 FIXED-INCOME ISSUERS*

                                                     % OF
                                                   PORTFOLIO
 1. Federal National Mortgage Association (FNMA)      6.2%

 2. U.S. Treasury Notes                               4.0

 3. Federal Home Loan Mortgage Corp. (FHLMC)          3.0

 4. Government National Mortgage Association (GNMA)   2.2

 5. U.S. Treasury Bonds                               0.8

 6. Ford Motor Credit Co.                             0.8

 7. General Electric Capital Corp.                    0.7

 8. Sprint Capital Corp.                              0.7

 9. Noble Energy, Inc.                                0.7

10. Beaver Valley II Funding Corp.                    0.6

* Excluding money market funds
==========================================================

eDELIVERY

REDUCE YOUR PAPER MAIL WITH AIM'S eDELIVERY

Sign up for eDelivery and you can have your fund reports and prospectuses delivered electronically. To enroll, go to aiminvestments.com, select "My AIM Account," log in, click on the "Service Center" tab and select "Register for eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                           ROBERT G. ALLEY, CO-MANAGER
                          CLAUDE C. CODY IV, CO-MANAGER
                           JAN H. FRIEDLI, CO-MANAGER
                           SCOT W. JOHNSON, CO-MANAGER
                           CRAIG A. SMITH, CO-MANAGER
                           MEGGAN M. WALSH, CO-MANAGER
                            ASSISTED BY BALANCED AND
                               FIXED INCOME TEAMS

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

                                   [GRAPHIC]

================================================================================

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/92-12/31/02

                                [MOUNTAIN CHART]

                                            60% RUSSELL 3000/
             AIM BALANCED FUND   S&P 500    40% LEHMAN             LIPPER BALANCED
DATE         CLASS A SHARES      INDEX      AGGREGATE BOND INDEX   FUND INDEX
12/31/92         9525             10000            10000                10000
03/31/93         9864             10437            10416                10470
06/30/93         10340            10486            10579                10684
09/30/93         11138            10757            10925                11074
12/31/93         11006            11007            11047                11194
03/31/94         10587            10591            10667                10854
06/30/94         10358            10634            10589                10770
09/30/94         10584            11153            10952                11086
12/31/94         10407            11151            10935                10966
03/31/95         11056            12235            11746                11627
06/30/95         12258            13401            12695                12441
09/30/95         13331            14465            13478                13108
12/31/95         14048            15335            14132                13694
03/31/96         14564            16157            14490                14002
06/30/96         15312            16880            14887                14285
09/30/96         16010            17400            15270                14662
12/31/96         16749            18850            16160                15483
03/31/97         16469            19357            16215                15554
06/30/97         18639            22732            18065                17231
09/30/97         20738            24432            19321                18340
12/31/97         20842            25134            19829                18627
03/31/98         22629            28638            21492                20101
06/30/98         22681            29587            21932                20406
09/30/98         20656            26648            20855                19225
12/31/98         23434            32318            23499                21436
03/31/99         24006            33927            23932                21782
06/30/99         24609            36311            24947                22761
09/30/99         24003            34047            24018                21818
12/31/99         27898            39109            26298                23365
03/31/00         29631            40008            27266                24062
06/30/00         28425            38943            26887                23774
09/30/00         28857            38566            27351                24247
12/31/00         26723            35551            26318                23927
03/31/01         24288            31342            24690                22728
06/30/01         24932            33174            25775                23528
09/30/01         21888            28311            23754                21743
12/31/01         23693            31337            25422                23151
03/31/02         23363            31423            25595                23290
06/30/02         20969            27217            23908                21750
09/30/02         18666            22516            21796                19602
12/31/02         19461            24413            23016                20675

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

Performance of the fund's Class A, B, C and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
 10 Years                   6.88%
  5 Years                  -2.31
  1 Year                  -21.74

CLASS B SHARES
 Inception (10/18/93)       5.29%
  5 Years                  -2.48
  1 Year                  -22.47

CLASS C SHARES
 Inception (8/4/97)        -1.11%
  5 Years                  -2.10
  1 Year                  -19.27

CLASS R SHARES*
 10 Years                   7.14%
  5 Years                  -1.59
  1 Year                  -18.02

*Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 3/31/78.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                      -17.85%
CLASS B SHARES                      -18.46
CLASS C SHARES                      -18.46
CLASS R SHARES                      -18.02
S&P 500                             -22.09
(Broad Market Index)
60% RUSSELL 3000/                    -9.47
40% LEHMAN AGGREGATE BOND
(Style-specific Index)
LIPPER BALANCED FUND INDEX          -10.69
(Peer Group Index)

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK
LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2002, three have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the eight years ended December 31, 2002--a period that includes a three-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1926 through 2002) the performance of the U.S. stock market is excellent: 54 years with positive performance vs. 23 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 23 down years was -12.60%. But for the 54 up years, its average return was 22.76%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the S&P 500 from 1926 through 2002.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

================================================================================

THE LONG AND SHORT OF INVESTING

THE PENALTY FOR MISSING THE MARKET

S&P 500 12/31/92-12/31/02

================================================================================

PERIOD                      AVERAGE ANNUAL           GROWTH
OF INVESTMENT                TOTAL RETURN          OF $10,000

Staying the Course               9.34%               $24,425
Miss the 10 Best Days            4.29                 15,216
Miss the 20 Best Days             .47                 10,478
Miss the 30 Best Days           -2.70                  7,606
Miss the 40 Best Days           -5.34                  5,774
Miss the 60 Best Days           -9.83                  3,555

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

                                                                   U.S. BONDS
       U.S. STOCKS             FOREIGN STOCKS                  (LEHMAN AGGREGATE
YEAR   (S&P 500)    (MSCI EAFE--Registered Trademark-- Index)     Bond Index)

1997     33.35%                     1.78%                             9.65%
1998     28.60                     20.00                              8.69
1999     21.03                     26.96                             -0.82
2000     -9.10                    -14.17                             11.63
2001    -11.88                    -21.44                              8.44
2002    -22.09                    -15.94                             10.25

================================================================================

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-22.74%

AEROSPACE & DEFENSE-0.18%

Raytheon Co., Notes, 6.75%, 08/15/07           $ 3,950,000   $    4,377,627
===========================================================================

AGRICULTURAL PRODUCTS-0.06%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                          1,385,000        1,510,633
===========================================================================

AUTOMOBILE MANUFACTURERS-0.32%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04        1,615,000        1,636,027
---------------------------------------------------------------------------
General Motors Corp., Unsec. Deb., 8.80%,
  03/01/21                                       5,965,000        6,440,649
===========================================================================
                                                                  8,076,676
===========================================================================

BANKS-2.37%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05    1,195,000        1,229,380
---------------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes, 1.63%, 05/14/03(a)                      2,000,000        1,691,748
---------------------------------------------------------------------------
Citicorp, Unsec. Sub. Notes, 7.13%, 09/01/05     1,625,000        1,819,545
---------------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $6,259,723)(b)                                 5,900,000        5,956,876
---------------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Euro Notes, 4.63%, 03/01/07                    2,220,000        2,381,794
---------------------------------------------------------------------------
  Medium Term Yankee Notes, 4.88%, 09/06/06      4,300,000        4,642,469
---------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05         2,005,000        2,077,741
---------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Yankee Notes,
  1.69%, 06/29/49(a)                             3,870,000        3,134,135
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                          3,290,000        4,163,824
---------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                4,850,000        5,185,668
---------------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                         5,500,000        5,780,610
---------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14      5,555,000        6,292,537
---------------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                1,385,000        1,658,177
---------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes,
  6.50%, 03/15/08                                5,510,000        6,183,542
---------------------------------------------------------------------------
Wachovia Corp.,
  Unsec. Putable Sub. Deb., 6.55%, 10/15/05      5,780,000        6,304,651
---------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.25%, 08/04/08               800,000          893,912
===========================================================================
                                                                 59,396,609
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

BREWERS-0.23%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                              $ 5,125,000   $    5,715,195
===========================================================================

BROADCASTING & CABLE TV-1.69%

Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                               10,200,000       11,615,250
---------------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                4,060,000        4,336,161
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                         2,550,000        2,671,125
---------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Putable Deb.,
  6.53%, 02/01/08                                4,350,000        5,396,305
---------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Unsec. Deb., 7.88%, 02/15/26               5,835,000        5,975,157
---------------------------------------------------------------------------
  Sr. Unsec. Deb., 8.75%, 08/01/15               2,100,000        2,447,130
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05              1,975,000        2,105,054
---------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb, 6.88%, 06/15/18           5,055,000        5,007,534
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                  2,500,000        2,662,850
===========================================================================
                                                                 42,216,566
===========================================================================

COMPUTER HARDWARE-0.31%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $19,222,750)(b)(c)(d)                         25,012,000        1,325,636
---------------------------------------------------------------------------
International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                5,195,000        6,525,180
===========================================================================
                                                                  7,850,816
===========================================================================

CONSUMER FINANCE-2.25%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                         6,375,000        7,231,162
---------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                  4,025,000        4,535,611
---------------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series K, Medium Term Notes, 3.50%,
  12/19/05                                       2,260,000        2,273,899
---------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.85%, 06/15/04             5,727,000        6,084,537
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                         5,515,000        5,570,757
---------------------------------------------------------------------------
  Unsec. Notes, 6.70%, 07/16/04                  5,335,000        5,451,997
---------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                  8,880,000        8,919,605
---------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05             1,720,000        1,730,578
---------------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                         4,150,000        4,315,460
---------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04           5,540,000        5,809,244
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                              $ 4,195,000   $    4,430,214
===========================================================================
                                                                 56,353,064
===========================================================================

DISTILLERS & VINTNERS-0.28%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                5,650,000        6,934,753
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-4.09%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                3,495,000        3,675,377
---------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                       7,910,000       12,043,924
---------------------------------------------------------------------------
CIT Group Inc.,
  Sr. Floating Rate Medium Term Notes, 2.67%,
  11/25/03(e)                                    2,530,000        2,531,619
---------------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                     1,110,000        1,169,096
---------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                8,800,000        9,468,008
---------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05              2,390,000        2,496,881
---------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             3,000,000        3,256,560
---------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01; Cost $3,263,943)(b)        3,135,000        3,748,958
---------------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12               4,320,000        5,263,142
---------------------------------------------------------------------------
  Series A, Medium Term Notes, 5.00%,
  06/15/07                                       1,175,000        1,247,168
---------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.80%,
  11/01/05                                      10,705,000       11,898,715
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Bonds,
  7.63%, 08/17/05                                4,075,000        4,582,989
---------------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Notes, 8.00%, 06/15/05              2,675,000        2,984,925
---------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 11/01/09                  1,740,000        2,013,667
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $2,124,697)(b)      $ 2,015,000   $    2,166,770
---------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $2,323,721)(b)                            2,325,000        2,432,043
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Sr. Notes, 8.75%, 03/15/05                     3,610,000        4,074,066
---------------------------------------------------------------------------
  Sr. Sub. Deb., 11.63%, 05/15/05                2,645,000        3,145,566
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06         1,000,000        1,130,730
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc,
  Series B, Medium Term Notes, 4.54%,
  03/08/05                                       1,415,000        1,472,605
---------------------------------------------------------------------------
  Series E, Floating Rate Medium Term Yankee
  Notes, 1.68%, 06/28/04(e)                      4,375,000        4,386,773
---------------------------------------------------------------------------
Morgan Stanley, Sr. Notes, 7.75%, 06/15/05       5,225,000        5,853,045
---------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                  5,460,000        5,903,734
---------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                       2,590,000        3,113,361
---------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                         2,050,000        2,323,224
===========================================================================
                                                                102,382,946
===========================================================================

ELECTRIC UTILITIES-2.84%

Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08          6,080,000        6,434,038
---------------------------------------------------------------------------
Dominion Resources, Inc.-Series A, Sr. Unsec.
  Unsub. Notes, 8.13%, 06/15/10                    450,000          523,490
---------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32        1,980,000        1,962,695
---------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sr. Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                1,000,000        1,002,420
---------------------------------------------------------------------------
  Series E, Sr. Sec. First Mortgage Bonds,
  9.40%, 05/01/11                                5,438,000        5,441,643
---------------------------------------------------------------------------
Empire District Electric Co. (The), Sr.
  Notes, 7.70%, 11/15/04                         8,000,000        8,675,280
---------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Yankee Bonds, 9.40%, 02/01/21(f)          1,470,000        2,102,585
---------------------------------------------------------------------------
  Series B, Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                                2,150,000        2,795,731
---------------------------------------------------------------------------
  Series GL, Gtd. Floating Rate Yankee Notes,
  1.94%, 09/29/49(a)                             5,050,000        4,483,218
---------------------------------------------------------------------------
Indiana Michigan Power Co.-Series F, SLOBS,
  9.82%, 12/07/22                                4,466,179        4,672,562
---------------------------------------------------------------------------
Kincaid Generation LLC, Sr. Sec. Bonds,
  7.33%, 06/15/20 (Acquired 04/30/98; Cost
  $3,257,599)(b)                                 3,249,572        3,092,163
---------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Sec. First Mortgage Bonds, 7.75%,
  05/15/06(f)                                    3,700,000        4,167,236
---------------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(g)                                    6,950,000        7,011,925
---------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05           7,850,000        8,092,487
---------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(h)    GBP                             2,914,335        5,075,551
---------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                                5,800,000        5,510,870
===========================================================================
                                                                 71,043,894
===========================================================================


GAS UTILITIES-0.31%


Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                7,000,000        5,740,000
---------------------------------------------------------------------------
Westcoast Energy Inc. (Canada)-Series V,
  Unsec. Deb., 6.45%, 12/18/06(h)         CAD    3,000,000        2,029,780
===========================================================================
                                                                  7,769,780
===========================================================================


GENERAL MERCHANDISE STORES-0.13%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                       2,895,000        3,285,043
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


INTEGRATED OIL & GAS-0.33%


ConocoPhillips, Unsec. Notes, 8.50%, 05/25/05  $ 4,600,000   $    5,246,438
---------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                2,630,000        3,068,763
===========================================================================
                                                                  8,315,201
===========================================================================



INTEGRATED TELECOMMUNICATION SERVICES-1.01%


GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                   2,655,000        2,862,063
---------------------------------------------------------------------------
Olivetti International Finance N.V.-Series E
  (Netherlands), Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09(h)            EUR              3,210,000        3,428,313
---------------------------------------------------------------------------
Sprint Capital Corp.,
  Deb., 9.00%, 10/15/19                          2,200,000        1,988,250
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 5.70%, 11/15/03         2,715,000        2,704,819
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07         2,555,000        2,417,669
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.13%, 01/30/06         4,710,000        4,668,788
---------------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32             4,700,000        4,506,125
---------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                         2,475,000        2,722,154
===========================================================================
                                                                 25,298,181
===========================================================================



LIFE & HEALTH INSURANCE-0.71%


American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                       1,600,000        1,878,208
---------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                       4,870,000        5,543,229
---------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $1,402,095)(b)                                 1,500,000        1,638,495
---------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                3,000,000        3,373,650
---------------------------------------------------------------------------
  7.88%, 05/15/23                                4,845,000        5,423,202
===========================================================================
                                                                 17,856,784
===========================================================================



OIL & GAS EQUIPMENT & SERVICES-0.27%


National-Oilwell, Inc.-Series B, Sr. Unsec.
  Notes, 6.50%, 03/15/11                         2,750,000        2,933,205
---------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                       3,750,000        3,911,963
===========================================================================
                                                                  6,845,168
===========================================================================



OIL & GAS EXPLORATION & PRODUCTION-2.37%


Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                6,785,000        7,085,576
---------------------------------------------------------------------------
  7.30%, 08/15/31                                2,640,000        2,873,350
---------------------------------------------------------------------------

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          8,250,000        9,796,050
---------------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                       1,960,000        2,256,764
---------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01-
  07/31/02; Cost $8,818,609)(b)                  8,805,000        9,291,917
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                     $ 2,200,000   $    2,644,752
---------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                          3,265,000        3,948,169
---------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                      18,196,000       17,575,152
---------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                   3,485,000        3,968,300
===========================================================================
                                                                 59,440,030
===========================================================================


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.26%


Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds,
  9.38%, 12/02/08                                3,320,000        3,838,750
---------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                         2,325,000        2,628,901
===========================================================================
                                                                  6,467,651
===========================================================================


PHARMACEUTICALS-0.10%


Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                       2,115,000        2,472,266
===========================================================================


PROPERTY & CASUALTY INSURANCE-0.44%


Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                4,600,000        5,138,062
---------------------------------------------------------------------------
Markel Corp., Unsec. Gtd. Notes, 7.20%,
  08/15/07                                       5,000,000        5,130,850
---------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                           700,000          767,221
===========================================================================
                                                                 11,036,133
===========================================================================


PUBLISHING-0.23%


News America Inc., Putable Deb., 6.75%,
  01/09/10                                       5,523,000        5,678,141
===========================================================================


RAILROADS-0.24%


Norfolk Southern Corp., Sr. Putable Notes,
  7.05%, 05/01/04                                5,250,000        5,953,605
===========================================================================


REAL ESTATE-0.62%


EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18              3,255,000        3,494,698
---------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12             2,205,000        2,378,754
---------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                  1,215,000        1,258,509
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

Spieker Properties, Inc.,
  Unsec. Unsub. Deb., 7.35%, 12/01/17          $ 4,600,000   $    5,007,192
---------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.80%, 05/01/04           3,200,000        3,357,472
===========================================================================
                                                                 15,496,625
===========================================================================



SOFT DRINKS-0.20%


Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                4,450,000        4,930,734
===========================================================================



SOVEREIGN DEBT-0.76%


Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                         2,615,000        2,734,401
---------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                       4,600,000        5,104,100
---------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                        10,635,000       11,101,026
===========================================================================
                                                                 18,939,527
===========================================================================



WIRELESS TELECOMMUNICATION SERVICES-0.14%


AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                    840,000          826,350
---------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Canada), Unsec.
  Deb., 6.55%, 06/02/08(h)             CAD       2,000,000        1,357,906
---------------------------------------------------------------------------
Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%,
  05/27/09(h)                 EUR                1,300,000        1,375,075
===========================================================================
                                                                  3,559,331
===========================================================================
    Total Bonds & Notes (Cost $560,448,442)                     569,202,979
===========================================================================



                                                 SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS-59.04%

ADVERTISING-2.07%

Lamar Advertising Co.(i)                           640,000       21,536,000
---------------------------------------------------------------------------
Omnicom Group Inc.                                 469,000       30,297,400
===========================================================================
                                                                 51,833,400
===========================================================================

AEROSPACE & DEFENSE-1.99%

Honeywell International Inc.                       836,000       20,064,000
---------------------------------------------------------------------------
United Technologies Corp.                          480,600       29,768,364
===========================================================================
                                                                 49,832,364
===========================================================================

APPAREL RETAIL-0.81%

Limited Brands                                   1,459,000       20,323,870
===========================================================================

BANKS-2.69%

Bank of America Corp.                              411,500       28,628,055
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   641,000       15,358,360
---------------------------------------------------------------------------
Northern Trust Corp.                               664,000       23,273,200
===========================================================================
                                                                 67,259,615
===========================================================================

BROADCASTING & CABLE TV-0.47%

Univision Communications Inc.-Class A(i)           482,000       11,809,000
===========================================================================

BUILDING PRODUCTS-1.46%

American Standard Cos. Inc.(i)                     234,000       16,646,760
---------------------------------------------------------------------------
Masco Corp.                                        946,000       19,913,300
===========================================================================
                                                                 36,560,060
===========================================================================

COMPUTER HARDWARE-0.94%

International Business Machines Corp.              304,000       23,560,000
===========================================================================

DATA PROCESSING SERVICES-1.13%

DST Systems, Inc.(i)                               793,000       28,191,150
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-6.72%

American Express Co.                               503,000   $   17,781,050
---------------------------------------------------------------------------
Citigroup Inc.                                   1,269,433       44,671,347
---------------------------------------------------------------------------
Fannie Mae                                         275,800       17,742,214
---------------------------------------------------------------------------
Freddie Mac                                        335,900       19,834,895
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    345,100       23,501,310
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      351,000       18,704,790
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          682,000       25,881,900
===========================================================================
                                                                168,117,506
===========================================================================

FOOD DISTRIBUTORS-0.67%

Sysco Corp.                                        560,000       16,682,400
===========================================================================

FOOD RETAIL-1.50%

Kroger Co. (The)(i)                              1,416,000       21,877,200
---------------------------------------------------------------------------
Safeway Inc.(i)                                    670,500       15,662,880
===========================================================================
                                                                 37,540,080
===========================================================================

GENERAL MERCHANDISE STORES-2.32%

Target Corp.                                       960,300       28,809,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              579,000       29,245,290
===========================================================================
                                                                 58,054,290
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.13%

Cardinal Health, Inc.                              478,500       28,322,415
===========================================================================

HEALTH CARE EQUIPMENT-0.42%

Beckman Coulter, Inc.                              355,000       10,479,600
===========================================================================

HEALTH CARE FACILITIES-0.94%

HCA Inc.                                           566,000       23,489,000
===========================================================================

HEALTH CARE SUPPLIES-0.99%

Alcon, Inc. (Switzerland)(i)                       626,900       24,731,205
===========================================================================

HOME IMPROVEMENT RETAIL-1.51%

Home Depot, Inc. (The)                             520,100       12,461,596
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                  675,300       25,323,750
===========================================================================
                                                                 37,785,346
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HOUSEHOLD APPLIANCES-1.53%

Black & Decker Corp. (The)                         891,000   $   38,214,990
===========================================================================

HOUSEHOLD PRODUCTS-1.89%

Colgate-Palmolive Co.                              648,000       33,974,640
---------------------------------------------------------------------------
Kimberly-Clark Corp.                               282,000       13,386,540
===========================================================================
                                                                 47,361,180
===========================================================================

INDUSTRIAL CONGLOMERATES-1.13%

General Electric Co.                             1,163,100       28,321,485
===========================================================================

INSURANCE BROKERS-0.70%

Marsh & McLennan Cos., Inc.                        381,200       17,615,252
===========================================================================

INTEGRATED OIL & GAS-2.83%

BP PLC-ADR (United Kingdom)                        335,000       13,617,750
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  949,900       33,189,506
---------------------------------------------------------------------------
Total Fina Elf S.A. (France)                       167,700       23,959,463
===========================================================================
                                                                 70,766,719
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.03%

Verizon Communications Inc.                        663,900       25,726,125
===========================================================================

IT CONSULTING & SERVICES-1.07%

SunGard Data Systems Inc.(i)                     1,140,100       26,860,756
===========================================================================

LIFE & HEALTH INSURANCE-1.05%

Nationwide Financial Services, Inc.-Class A        301,500        8,637,975
---------------------------------------------------------------------------
Prudential Financial, Inc.                         556,900       17,676,006
===========================================================================
                                                                 26,313,981
===========================================================================

MOVIES & ENTERTAINMENT-0.81%

Viacom Inc.-Class B(i)                             499,659       20,366,101
===========================================================================

MULTI-LINE INSURANCE-2.05%

American International Group, Inc.                 600,960       34,765,536
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      367,000       16,672,810
===========================================================================
                                                                 51,438,346
===========================================================================

NETWORKING EQUIPMENT-0.99%

Cisco Systems, Inc.(i)                           1,899,200       24,879,520
===========================================================================

OIL & GAS DRILLING-0.75%

Noble Corp. (Cayman Islands)(i)                    537,000       18,875,550
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.32%

Cooper Cameron Corp.(i)                            661,000       32,931,020
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.49%

Apache Corp.                                       362,400       20,653,176
---------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                   390,000       16,692,000
===========================================================================
                                                                 37,345,176
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PACKAGED FOODS & MEATS-1.03%

Kraft Foods Inc.-Class A                           663,700   $   25,837,841
===========================================================================

PERSONAL PRODUCTS-0.76%

Estee Lauder Cos. Inc. (The)-Class A               717,000       18,928,800
===========================================================================

PHARMACEUTICALS-5.28%

Abbott Laboratories                                419,000       16,760,000
---------------------------------------------------------------------------
Johnson & Johnson                                  492,200       26,436,062
---------------------------------------------------------------------------
Merck & Co. Inc.                                   436,800       24,727,248
---------------------------------------------------------------------------
Pfizer Inc.                                        807,100       24,673,047
---------------------------------------------------------------------------
Pharmacia Corp.                                    534,900       22,358,820
---------------------------------------------------------------------------
Wyeth                                              461,600       17,263,840
===========================================================================
                                                                132,219,017
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.77%

MGIC Investment Corp.                              466,600       19,270,580
===========================================================================

REAL ESTATE-0.00%

Wyndham International, Inc. Voting Trust
  (Acquired 08/27/99-09/30/02; Cost
  $276,872)(b)(d)                                    3,504            7,036
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.49%

Applied Materials, Inc.(i)                         943,500       12,293,805
===========================================================================

SEMICONDUCTORS-1.29%

Analog Devices, Inc.(i)                            718,300       17,145,821
---------------------------------------------------------------------------
Intel Corp.                                        971,700       15,129,369
===========================================================================
                                                                 32,275,190
===========================================================================

SPECIALTY STORES-1.18%

Bed Bath & Beyond Inc.(i)                          853,700       29,478,261
===========================================================================

SYSTEMS SOFTWARE-1.84%

Microsoft Corp.(i)                                 533,900       27,602,630
---------------------------------------------------------------------------
Oracle Corp.(i)                                  1,709,800       18,465,840
===========================================================================
                                                                 46,068,470
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,580,975,011)                         1,477,966,502
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-11.48%

FEDERAL HOME LOAN BANK-0.03%

Unsec. Bonds,
  4.88%, 04/16/04                              $   820,000          856,178
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.01%

Pass Through Ctfs.,
  6.50%, 08/01/03 to 08/01/32                  $30,942,113   $   32,275,635
---------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                   18,874,579       19,854,713
---------------------------------------------------------------------------
  6.00%, 04/01/17 to 05/01/32                   15,821,831       16,551,493
---------------------------------------------------------------------------
  8.00%, 01/01/27                                2,797,996        3,029,702
---------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                    3,225,318        3,431,739
---------------------------------------------------------------------------
Pass Through Ctfs. TBA,
  6.00%, 01/01/33(j)                               140,000          145,108
===========================================================================
                                                                 75,288,390
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.23%

FNMA Grantor Trust-Series 2001-T7, Class A1,
  Pass Through Ctfs.,
  7.50%, 02/25/41                                1,348,970        1,463,211
---------------------------------------------------------------------------
Pass Through Ctfs.,
  8.50%, 03/01/10 to 02/01/28                    6,810,867        7,435,239
---------------------------------------------------------------------------
  6.50%, 04/01/14 to 11/01/31                   44,356,389       46,433,569
---------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                    7,945,545        8,454,587
---------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                   22,691,367       23,950,578
---------------------------------------------------------------------------
  6.00%, 01/01/17                                  642,338          672,610
---------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                    5,075,144        5,527,466
---------------------------------------------------------------------------
Pass Through Ctfs. TBA,
  6.00%, 01/01/33(j)                            33,376,000       34,595,368
---------------------------------------------------------------------------
Unsec. Bonds,
  6.63%, 11/15/30                                  955,000        1,122,870
---------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                  500,000          545,525
---------------------------------------------------------------------------
  6.20%, 06/13/17                                5,750,000        6,193,612
---------------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                9,550,000       10,128,157
---------------------------------------------------------------------------
  5.25%, 08/01/12                                8,925,000        9,327,607
===========================================================================
                                                                155,850,399
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.21%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 07/15/32                   16,119,890       16,940,495
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32                   15,880,782       16,844,168
---------------------------------------------------------------------------
  6.00%, 11/15/08 to 06/15/32                    7,808,611        8,153,771
---------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                    2,731,572        2,985,651
---------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                    9,453,049       10,117,886
---------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                      328,762          361,024
===========================================================================
                                                                 55,402,995
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $278,940,216)                                       287,397,962
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

U.S. TREASURY SECURITIES-4.76%

U.S. TREASURY NOTES-3.95%

3.25%, 12/31/03                                $ 1,240,000   $    1,265,110
---------------------------------------------------------------------------
6.75%, 05/15/05                                  6,100,000        6,802,659
---------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10(k)                  29,070,000       33,217,238
---------------------------------------------------------------------------
6.88%, 05/15/06                                    950,000        1,093,431
---------------------------------------------------------------------------
4.75%, 11/15/08                                 31,695,000       34,609,989
---------------------------------------------------------------------------
5.75%, 08/15/10                                  8,950,000       10,300,018
---------------------------------------------------------------------------
5.00%, 08/15/11                                 10,625,000       11,661,044
===========================================================================
                                                                 98,949,489
===========================================================================

U.S. TREASURY BONDS-0.81%

7.50%, 11/15/16                                  1,100,000        1,440,560
---------------------------------------------------------------------------
6.25%, 08/15/23                                  4,570,000        5,374,183
---------------------------------------------------------------------------
6.13%, 11/15/27 to 08/15/29                     11,370,000       13,344,394
===========================================================================
                                                                 20,159,137
===========================================================================
    Total U.S. Treasury Securities (Cost
      $107,982,957)                                             119,108,626
===========================================================================

ASSET BACKED SECURITIES-2.43%

AIRLINES-0.84%

Continental Airlines, Inc.,
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                         6,347,206        5,474,465
---------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                 1,966,265        1,695,904
---------------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                       2,438,407        2,143,701
---------------------------------------------------------------------------
Northwest Airlines Inc.-Series 971B, Sub.
  Gtd. Pass Through Ctfs., 7.25%, 01/02/12       3,575,547        2,860,437
---------------------------------------------------------------------------
United Air Lines, Inc.,
  Series 2000-1,Class A-2, Pass Through
  Ctfs., 7.73%, 07/01/10                         5,790,000        4,559,625
---------------------------------------------------------------------------
  Series 2000-2, Class A-2, Sr. Sec. Pass
  Through Ctfs., 7.19%, 04/01/11                 5,541,001        4,391,243
===========================================================================
                                                                 21,125,375
===========================================================================

AUTOMOBILE MANUFACTURERS-0.18%

DaimlerChrysler N.A. Holding Corp.- Series
  CHR-1998-1, Gtd. ROCS Collateral Trust,
  6.50%, 08/01/18                                4,384,815        4,520,065
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.85%

Citicorp Lease,
  Series 1999-1, Class A1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired 05/08/02;
  Cost $4,121,250)(b)                            3,908,807        4,281,707
---------------------------------------------------------------------------
  Series 1999-1, Class A2, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $6,610,373)(b)         6,600,000        7,628,016
---------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Notes, 6.00%, 05/15/06         3,200,000        3,496,992
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $5,672,502)(b)                          $ 5,680,000   $    5,929,840
===========================================================================
                                                                 21,336,555
===========================================================================

ELECTRIC UTILITIES-0.56%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                      12,500,000       13,901,125
===========================================================================
    Total Asset Backed Securities (Cost
      $61,079,500)                                               60,883,120
===========================================================================

                                                 SHARES
---------------------------------------------------------------------------
MONEY MARKET FUNDS-3.70%

STIC Liquid Assets Portfolio(l)                 46,270,207       46,270,207
---------------------------------------------------------------------------
STIC Prime Portfolio(l)                         46,270,207       46,270,207
===========================================================================
    Total Money Market Funds (Cost
      $92,540,414)                                               92,540,414
===========================================================================
TOTAL INVESTMENTS-104.15% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost
  $2,681,966,540)                                             2,607,099,603
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-15.86%

STIC Liquid Assets Portfolio(l)(m)             198,527,731   $  198,527,731
---------------------------------------------------------------------------
STIC Prime Portfolio(l)(m)                     198,527,731      198,527,731
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $397,055,462)                                       397,055,462
===========================================================================
TOTAL INVESTMENTS-120.01%
  (Cost $3,079,022,002)                                       3,004,155,065
===========================================================================
OTHER ASSETS LESS LIABILITIES-(20.01%)                         (501,013,540)
===========================================================================
NET ASSETS-100.00%                                           $2,503,141,525
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
Pfd.    - Preferred
ROCS    - Receipts on Corporate Securities Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Interest rates are redetermined semi-annually. Rate shown is rate in effect on 12/31/02.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $47,499,457, which represented 1.90% of the Fund's net assets. These securities are considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(e) Interest rates are redetermined monthly. Rate shown is rate in effect on 12/31/02.
(f) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Co.
(g) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h) Foreign denominated security. Par value is denominated in currency indicated.
(i) Non-income producing security.
(j) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(k) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Notes 1 and 8.
(l) The money market fund and the Fund are affiliated by having the same investment advisor.
(m) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $3,079,022,002)*                               $3,004,155,065
---------------------------------------------------------------
Foreign currencies, at value (cost $112)                    119
---------------------------------------------------------------
Receivables for:
  Variation margin                                      165,900
---------------------------------------------------------------
  Fund shares sold                                    2,625,703
---------------------------------------------------------------
  Dividends and interest                             14,860,335
---------------------------------------------------------------
  Principal paydowns                                        773
---------------------------------------------------------------
  Amount due from advisor                                37,981
---------------------------------------------------------------
Investment for deferred compensation plan                95,364
---------------------------------------------------------------
Other assets                                             83,642
===============================================================
    Total assets                                  3,022,024,882
_______________________________________________________________
===============================================================

LIABILITIES:

Payables for:
  Investments purchased                              34,426,605
---------------------------------------------------------------
  Fund shares reacquired                             82,459,837
---------------------------------------------------------------
  Deferred compensation plan                             95,364
---------------------------------------------------------------
  Collateral upon return of securities loaned       397,055,462
---------------------------------------------------------------
Accrued distribution fees                             2,574,639
---------------------------------------------------------------
Accrued transfer agent fees                           1,856,507
---------------------------------------------------------------
Accrued operating expenses                              414,943
===============================================================
    Total liabilities                               518,883,357
===============================================================
Net assets applicable to shares outstanding      $2,503,141,525
_______________________________________________________________
===============================================================

NET ASSETS:

Class A                                          $1,434,164,069
_______________________________________________________________
===============================================================
Class B                                          $  766,330,156
_______________________________________________________________
===============================================================
Class C                                          $  302,345,789
_______________________________________________________________
===============================================================
Class R                                          $      293,226
_______________________________________________________________
===============================================================
Institutional Class                              $        8,285
_______________________________________________________________
===============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                              68,912,940
_______________________________________________________________
===============================================================
Class B                                              36,898,332
_______________________________________________________________
===============================================================
Class C                                              14,536,391
_______________________________________________________________
===============================================================
Class R                                                  14,078
_______________________________________________________________
===============================================================
Institutional Class                                         398
_______________________________________________________________
===============================================================
Class A:
  Net asset value per share                      $        20.81
---------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.81 divided by
      95.25%)                                    $        21.85
_______________________________________________________________
===============================================================
Class B:
  Net asset value and offering price per
    share                                        $        20.77
_______________________________________________________________
===============================================================
Class C:
  Net asset value and offering price per
    share                                        $        20.80
_______________________________________________________________
===============================================================
Class R:
  Net asset value and offering price per
    share                                        $        20.83
_______________________________________________________________
===============================================================
Institutional Class:
  Net asset value and offering price per
    share                                        $        20.82
_______________________________________________________________
===============================================================

* At December 31, 2002, securities with an aggregate market value of $390,460,987 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                          $  77,730,189
---------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $208,949)                                          19,296,331
---------------------------------------------------------------
Dividends from affiliated money market funds          4,048,524
---------------------------------------------------------------
Security lending income                               1,259,672
===============================================================
    Total investment income                         102,334,716
===============================================================

EXPENSES:

Advisory fees                                        16,549,652
---------------------------------------------------------------
Administrative services fees                            441,158
---------------------------------------------------------------
Custodian fees                                          278,219
---------------------------------------------------------------
Distribution fees -- Class A                          4,730,405
---------------------------------------------------------------
Distribution fees -- Class B                          9,553,806
---------------------------------------------------------------
Distribution fees -- Class C                          3,873,074
---------------------------------------------------------------
Distribution fees -- Class R                                367
---------------------------------------------------------------
Transfer agent fees                                   8,141,857
---------------------------------------------------------------
Transfer agent fees--Institutional Class                     15
---------------------------------------------------------------
Trustees' fees                                           24,204
---------------------------------------------------------------
Other                                                   690,242
===============================================================
    Total expenses                                   44,282,999
===============================================================
Less: Fees waived and expenses reimbursed               (42,264)
---------------------------------------------------------------
    Expenses paid indirectly                            (49,841)
===============================================================
    Net expenses                                     44,190,894
===============================================================
Net investment income                                58,143,822
===============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (457,386,650)
---------------------------------------------------------------
  Foreign currencies                                    229,311
---------------------------------------------------------------
  Futures contracts                                 (54,207,416)
---------------------------------------------------------------
  Option contracts written                            1,719,521
===============================================================
                                                   (509,645,234)
===============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (225,080,782)
---------------------------------------------------------------
  Foreign currencies                                     19,941
---------------------------------------------------------------
  Futures contracts                                  (1,542,491)
===============================================================
                                                   (226,603,332)
===============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                 (736,248,566)
===============================================================
Net increase (decrease) in net assets
  resulting from operations                       $(678,104,744)
_______________________________________________________________
===============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    58,143,822    $   94,283,337
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (509,645,234)     (290,058,670)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (226,603,332)     (319,910,851)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (678,104,744)     (515,686,184)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (43,040,026)      (65,286,370)
-----------------------------------------------------------------------------------------------
  Class B                                                         (14,672,799)      (24,128,931)
-----------------------------------------------------------------------------------------------
  Class C                                                          (5,912,859)       (8,269,309)
-----------------------------------------------------------------------------------------------
  Class R                                                              (2,356)               --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                    (233)               --
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (418,695,124)      149,008,588
-----------------------------------------------------------------------------------------------
  Class B                                                        (189,750,544)       11,560,034
-----------------------------------------------------------------------------------------------
  Class C                                                         (92,084,801)      165,927,647
-----------------------------------------------------------------------------------------------
  Class R                                                             295,439                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                  10,233                --
===============================================================================================
    Net increase (decrease) in net assets                      (1,441,957,814)     (286,874,525)
===============================================================================================

NET ASSETS:

  Beginning of year                                             3,945,099,339     4,231,973,864
===============================================================================================
  End of year                                                 $ 2,503,141,525    $3,945,099,339
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,431,335,002    $4,131,589,736
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                              (2,766,985)       (3,258,853)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (849,008,182)     (333,416,566)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                               (76,418,310)      150,185,022
===============================================================================================
                                                              $ 2,503,141,525    $3,945,099,339
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income. The fund will segregate assets to cover its obligations under dollar roll transactions.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $42,255.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $441,158 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $2,816,585 for such services. For the year ended December 31, 2002, AFS reimbursed fees of $9 on the Institutional class.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $4,730,405, $9,553,806, $3,873,074 and $367, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $268,091 in front-end sales commissions from the sale of Class A shares and $48,619, $2,592, $32,228 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $8,442 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $47,591 and reductions in custodian fees of $2,250 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $49,841.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $390,460,987 were on loan to brokers. The loans were secured by cash collateral of $397,055,462, received by the Fund and subsequently invested in affiliated money market funds as follows: $198,527,731 in STIC Liquid Assets Portfolio and $198,527,731 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $1,259,672 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                         --     $        --
------------------------------------------------------------
Written                               21,072       2,685,998
------------------------------------------------------------
Closed                               (11,065)     (1,420,654)
------------------------------------------------------------
Exercised                             (4,631)       (689,881)
------------------------------------------------------------
Expired                               (5,376)       (575,463)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 8--FUTURES CONTRACTS

On December 31, 2002, $12,000,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                  UNREALIZED
                        NO. OF       MONTH/         MARKET       APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------
S&P 500 Index             474      Mar-03/Long   $103,983,750    $(1,573,443)
______________________________________________________________________________
==============================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                       2002           2001
--------------------------------------------------------------
Distributions paid from:
Ordinary income                     $63,628,273    $97,684,610
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                 $      229,692
------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                  (81,428,417)
------------------------------------------------------------
Temporary book/tax differences                      (156,332)
------------------------------------------------------------
Capital loss carryforward                       (828,732,404)
------------------------------------------------------------
Post-October capital loss deferral               (18,106,016)
------------------------------------------------------------
Shares of beneficial interest                  3,431,335,002
============================================================
                                              $2,503,141,525
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $22,070.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $294,839,562
----------------------------------------------------------
December 31, 2010                              533,892,842
==========================================================
                                              $828,732,404
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $2,345,890,472 and $2,931,314,292, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 135,083,628
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (216,534,115)
============================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $ (81,450,487)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $3,085,605,552.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities, foreign currency transactions and other items on December 31, 2002, undistributed net investment income was increased by $5,976,319, undistributed net realized gains decreased by $5,946,382 and shares of beneficial interest decreased by $29,937. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      18,401,640    $ 428,141,266     34,040,614    $ 943,182,575
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,099,333       94,890,497      7,919,458      219,495,395
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,843,250       43,002,479      3,739,954      104,510,027
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         14,347          301,147             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               388           10,000             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,819,979       40,991,840      2,389,321       61,645,850
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         587,872       13,234,876        842,160       21,707,525
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         232,973        5,254,228        287,483        7,300,252
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            114            2,356             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                10              233             --               --
==========================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                              --               --        469,333       11,718,242
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        270,207        6,757,868
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      7,202,124      179,904,999
==========================================================================================================================
Conversion of Class B shares to Class A shares:****
  Class A                                                         706,603       16,411,135             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (708,036)     (16,411,135)            --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (40,105,433)    (904,239,365)   (32,130,426)    (867,538,079)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,551,569)    (281,464,782)    (8,836,782)    (236,400,754)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (6,202,124)    (140,341,508)    (4,731,502)    (125,787,631)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                           (383)          (8,064)            --               --
==========================================================================================================================
                                                              (31,861,036)   $(700,224,797)    11,461,944    $ 326,496,269
__________________________________________________________________________________________________________________________
==========================================================================================================================

   * Class R shares commenced sales on June 3, 2002.
  ** Institutional class shares commended sales on March 15, 2002.
 *** As of the close of business on September 8, 2001, the Fund acquired all of the net assets of AIM Advisor Flex Fund pursuant to a plan of reorganization approved by AIM Advisor Flex Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,941,664 shares of the Fund for 16,429,881 shares of AIM Advisor Flex Fund outstanding as of the close of business on September 8, 2001. AIM Advisor Flex Fund net assets at that date of $198,381,109 including $8,302,767 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,725,556,722.
**** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                    2002             2001               2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    25.94       $    30.10         $    32.69       $    28.23       $    25.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.49(a)          0.71(a)(b)         0.92(a)          0.82(a)          0.71(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (5.09)           (4.14)             (2.23)            4.46             2.45
=================================================================================================================================
    Total from investment operations                  (4.60)           (3.43)             (1.31)            5.28             3.16
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.53)           (0.73)             (0.79)           (0.82)           (0.65)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --               --              (0.49)              --            (0.06)
=================================================================================================================================
    Total distributions                               (0.53)           (0.73)             (1.28)           (0.82)           (0.71)
=================================================================================================================================
Net asset value, end of period                   $    20.81       $    25.94         $    30.10       $    32.69       $    28.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      (17.85)%         (11.36)%            (4.18)%          19.04%           12.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $1,434,164       $2,284,776         $2,507,641       $1,800,350       $1,318,230
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                1.06%(d)         1.01%              0.96%            0.94%            0.95%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               2.11%(d)         2.60%(b)           2.80%            2.81%            2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  78%              73%                55%              65%              43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,892,162,129.


                                                                                          CLASS B
                                                           ----------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                             2002            2001               2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  25.88       $    30.01         $    32.61    $    28.18    $  25.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.31(a)          0.50(a)(b)         0.66(a)       0.58(a)     0.42(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (5.06)           (4.11)             (2.23)         4.45        2.51
=================================================================================================================================
    Total from investment operations                          (4.75)           (3.61)             (1.57)         5.03        2.93
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.36)           (0.52)             (0.54)        (0.60)      (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --               --              (0.49)           --       (0.06)
=================================================================================================================================
    Total distributions                                       (0.36)           (0.52)             (1.03)        (0.60)      (0.50)
=================================================================================================================================
Net asset value, end of period                             $  20.77       $    25.88         $    30.01    $    32.61    $  28.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              (18.46)%         (12.01)%            (4.93)%       18.08%      11.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $766,330       $1,176,679         $1,358,823    $1,183,215    $894,165
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.81%(d)         1.76%              1.73%         1.75%       1.76%
=================================================================================================================================
Ratio of net investment income to average net assets           1.36%(d)         1.86%(b)           2.03%         2.00%       2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          78%              73%                55%           65%         43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $955,380,604.


                                                                                          CLASS C
                                                              ----------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2002           2001             2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.92       $  30.05         $  32.65    $  28.21    $  25.76
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.31(a)        0.50(a)(b)       0.66(a)     0.58(a)     0.42(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.07)         (4.11)           (2.23)       4.46        2.53
==============================================================================================================================
    Total from investment operations                             (4.76)         (3.61)           (1.57)       5.04        2.95
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.36)         (0.52)           (0.54)      (0.60)      (0.44)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --            (0.49)         --       (0.06)
==============================================================================================================================
    Total distributions                                          (0.36)         (0.52)           (1.03)      (0.60)      (0.50)
==============================================================================================================================
Net asset value, end of period                                $  20.80       $  25.92         $  30.05    $  32.65    $  28.21
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                 (18.46)%       (11.99)%          (4.93)%     18.09%      11.60%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $302,346       $483,644         $365,510    $200,585    $114,163
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           1.81%(d)       1.76%            1.73%       1.75%       1.73%
==============================================================================================================================
Ratio of net investment income to average net assets              1.36%(d)       1.85%(b)         2.03%       2.00%       2.03%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             78%            73%              55%         65%         43%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $387,307,420.


                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 23.73
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.22(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (2.78)
=============================================================================
    Total from investment operations                                 (2.56)
=============================================================================
Less distributions from net investment income                        (0.34)
=============================================================================
Net asset value, end of period                                     $ 20.83
_____________________________________________________________________________
=============================================================================
Total return(b)                                                     (10.82)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   293
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                               1.33%(c)
=============================================================================
Ratio of net investment income to average net assets                  1.83%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                 78%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $127,010.

                                                                 INSTITUTIONAL CLASS
                                                                ----------------------
                                                                    MARCH 15, 2002
                                                                (DATE SALES COMMENCED)
                                                                 TO DECEMBER 31, 2002
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.81
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   0.44(a)
--------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                          (4.83)
======================================================================================
    Total from investment operations                                     (4.39)
======================================================================================
Less distributions from net investment income                            (0.60)
======================================================================================
Net asset value, end of period                                         $ 20.82
______________________________________________________________________________________
======================================================================================
Total return(b)                                                         (17.16)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $     8
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          0.67%(c)
======================================================================================
  Without fee waivers and/or expense reimbursements                       0.80%(c)
======================================================================================
Ratio of net investment income to average net assets                      2.50%(c)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                     78%
______________________________________________________________________________________
======================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,738.

                                                                   BALANCED FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

                                                                   BALANCED FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003

                                                                   BALANCED FUND



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 27.84% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 9.22% was derived from U.S. Treasury
Obligations.

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                                     FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                              TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                      MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                      AIM High Yield Fund II
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund               AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                    AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                          AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                     AIM Global Income Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                               AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                          AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                               AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)                AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                              AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                            AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                  SECTOR EQUITY                                          MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                   MORE AGGRESSIVE                                             TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                               AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                   AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                            AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                                 MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                               [AIM LOGO]
                                                        --Registered Trademark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        BAL-AR-1

AIMinvestments.com

                   SUPPLEMENT TO ANNUAL REPORT DATED 12/31/02

AIM BALANCED FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.

================================================================================

CUMULATIVE RETURNS

For the Period Ended 12/31/02

Inception (3/15/02)    -17.16%

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

================================================================================


A I M Distributors, Inc.           BAL-INS-1                          [AIM LOGO]
                                                        --Registered Trademark--

                        ANNUAL REPORT / DECEMBER 31, 2002

                             AIM BASIC BALANCED FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                  PASTORAL LANDSCAPE, 1628-30 BY CLAUDE LORRAIN

                    OIL ON CANVAS. SUIDA-MANNING COLLECTION.

    THE ARCH IS ONE OF THE STRONGEST STRUCTURAL FORMS, BOTH IN NATURE AND IN

  ARCHITECTURE. IT CAN SUPPORT A GREAT WEIGHT BECAUSE IT BALANCES THE OPPOSING

 FORCES OF GRAVITY AND HORIZONTAL PRESSURES. SIMILARLY, AIM BASIC BALANCED FUND

  STRIVES TO CREATE AN OPTIMAL BALANCE BETWEEN THE OPPOSING FORCES OF RISK AND

        REWARD TO CONSTRUCT A SOLID FOUNDATION FOR FINANCIAL WELL-BEING.

PASTORAL LANDSCAPE IS IN THE JACK S. BLANTON MUSEUM OF ART AT THE UNIVERSITY OF

  TEXAS AT AUSTIN AND IS REPRODUCED HERE WITH THE UNIVERSITY'S PERMISSION. FOR

        FURTHER INFORMATION ABOUT THE BLANTON MUSEUM OF ART PLEASE VISIT

   WWW.BLANTONMUSEUM.ORG. FOR INFORMATION ABOUT OTHER COLLECTIONS OWNED BY THE

UNIVERSITY, VISIT THE UNIVERSITY'S WEB SITE AT WWW.UTEXAS.EDU AND CLICK ON "ARTS

                               AND ENTERTAINMENT."

================================================================================

AIM BASIC BALANCED FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME BY INVESTING IN A BROADLY DIVERSIFIED PORTFOLIO OF STOCKS AND BONDS

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The fund uses a blended index composed of 60% Russell 1000 Value Index and 40% Lehman Aggregate Bond Index. The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies; the Value segment measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

            Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    The three-year bear market continued to compress stock values, and AIM Basic Balanced Fund's performance reflected these effects. The fund's total return at net asset value for the year ended December 31, 2002 was -10.97% for Class A shares (the performance of other share classes is shown on page 6). These results closely tracked those of the fund's peer group, the Lipper Balanced Fund Index, which returned -10.69%. This was a far better result than that of the fund's broad-market index, the S&P 500, which returned -22.09%. The strong market for the fund's high-quality bonds helped offset the bear market in stocks.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark---. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                             CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company management, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS
THROUGHOUT FISCAL YEAR

For many investors, 2002 was another disappointing year. While our fund's high quality bond portfolio helped to mitigate declines, even the undervalued stocks in AIM Basic Balanced Fund's portfolio came under attack in the latter part of the year. With every sector of the S&P 500 losing value, the decline was too broad-based to avoid. Still, the fund's returns were better than those of the stock market at large. (Fund Chairman Robert H. Graham discussed performance on page 1 of this report; complete details on this year's fund performance, as well as long-term performance, can be found on page 6.)

RELEVANT MARKET CONDITIONS

The fund's mix of equity and fixed-income holdings again demonstrated the value of diversification in mitigating the effects of difficult markets. While equities underwent deep declines, bonds experienced a very successful year. The fixed-income market outperformed the stock market for the third consecutive year, a run that has not been seen since 1939-41.

    Concerns about corporate accounting practices, mixed economic signals, anemic company earnings, and the possibility of terrorism or war weighed heavily on investors' minds for much of the year. Except for brief rallies, key stock market indexes such as the S&P 500 plummeted until reaching their lowest levels since 1997 in early October.

    Markets rebounded in October and November as several major companies reported better-than-expected earnings, then fell again in December as holiday spending proved disappointing.

    For the year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.

    As the bear market in stocks deepened, safety-seeking investors continued flocking to bonds as a less risky alternative. Anxiety about credit risk pushed prices up for the highest-quality bonds (especially Treasuries) and down for lower-rated issues. Since a bond's yield varies inversely to its price, this widened yield spreads even for high-quality corporate instruments. Treasuries tallied the best total returns for the year, followed by agency bonds, investment-grade corporate bonds, and then mortgage-backed securities. High-yield bonds, which behave more like stocks, had negative returns.

FUND STRATEGIES AND TECHNIQUES

We manage the equity side of the fund based on the philosophy that business value is separate from market value, but ultimately determines market value. This philosophy recognizes that businesses have an intrinsic value that is independent of the market; stock prices are more volatile than business values; investors regularly overreact to negative news; and a long-term horizon is required to profit from market volatility. Our goal is to grow your capital by investing primarily in U.S. companies that are significantly undervalued on an absolute basis.


PORTFOLIO COMPOSITION AND STATISTICS

===============================================================================================================================
INVESTMENT TYPE BREAKDOWN          TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES
===============================================================================================================================
                                                                                   Excluding money market funds

      [PIE CHART]                   1. Tyco International Ltd. (Bermuda)   2.4%     1. U.S. Government Agency Securities  14.2%
                                    2. Textron, Inc.                       2.1      2. Diversified Financial Services     12.3
U.S. GOVERNMENT &                   3. American Standard Cos. Inc.         2.0      3. Banks                               6.0
AGENCY BONDS        20%             4. Waste Management, Inc.              2.0      4. U.S. Treasury Securities            6.0
                                    5. Bank One Corp.                      1.9      5. Industrial Conglomerates            4.5
CORPORATE BONDS     14%             6. Black & Decker Corp. (The)          1.9      6. Oil & Gas Drilling                  3.1
                                    7. Freddie Mac                         1.9      7. Data Processing Services            2.8
STOCKS              62%             8. Pride International, Inc.           1.8      8. Oil & Gas Equipment & Services      2.8
                                    9. Gap, Inc. (The)                     1.7      9. Advertising                         2.6
CASH & OTHER         4%            10. Citigroup Inc.                      1.7     10. Food Retail                         2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================================================

    While having a diversified mix of stocks and bonds benefited the fund in 2002, it was clearly our equity holdings that acted as the biggest detractor from overall fund performance. The best investment opportunities of 2002 were in areas more responsive to an economic recovery, such as consumer cyclicals and energy as well as both market-sensitive and credit-sensitive financials. In hindsight, a more defensive portfolio would have been more appropriate over the year, but the lower volatility of such a strategy would have come at the expense of long-term capital appreciation.

    By taking advantage of price declines toward the end of the year, we believe we were able to increase the intrinsic value of the portfolio even as the market value of our holdings declined. We were also able to capitalize on new opportunities throughout the year by adding many market leaders that were significantly undervalued, such as Omnicom, Safeway, Wyeth and Bank of New York.

    The fund's two best-performing equity sectors for the year were energy and materials, while the biggest problem sectors were financials, industrials and technology. Positive contributions to performance came from oil services equipment manufacturer Cooper Cameron, diversified manufacturer Textron, and power tool producer Black and Decker. Significant detractors included manufacturing conglomerate Tyco International, advertising conglomerate InterPublic Group, and software giant Computer Associates.

    Nowhere was the disconnect between market value and intrinsic value more apparent than in fund holding Tyco International. Investor concern about Tyco's corporate governance, accounting, and financial liquidity plagued the stock throughout much of the year. But the company is now under new management, the firm's financial health has begun to stabilize, and cash flow continues to be attractive relative to the company's market value.

    In contrast to equities, bonds had a great year in 2002, and the fund benefited from the strong performance of its fixed-income portfolio, which helped offset stock losses. At some point in the future, however, more robust economic growth will likely cause interest rates to rise from their current four-decade lows. To address this risk, we have shortened the bond portfolio's duration to less than four years, down nearly two full years compared to a year ago. Additionally, we have modestly reduced our exposure to fixed-income securities. So while we cannot avoid the risk of rising rates, the fund is better positioned for them, and we project offsetting gains from several equity holdings that we expect to be direct beneficiaries of rising rates.

IN CLOSING

While 2002 was a difficult year, we are excited about the significant value we have been able to build into the portfolio in this hostile market environment. We also want to assure you that we are all working diligently to achieve the fund's objectives of long-term growth of capital and current income.

As of 12/31/02, based on total net assets

==================================================================================================================================
TOP 10 FIXED-INCOME ISSUERS                             PORTFOLIO STATISTICS                     As of 12/31/01   As of 12/31/02
==================================================================================================================================
Excluding money market funds

 1. Federal National Mortgage Association      8.8%     Number of Holdings                             94               217
 2. U.S. Treasury Notes                        5.6      Total Net Assets                         $32.0 million     $95.7 million
 3. Federal Home Loan Mortgage Corp.           3.6      Equity                                       61.95%            62.19%
 4. Government National Mortgage Association   1.9      Fixed Income (all investment-grade)          38.05%            37.81%
 5. General Electric Capital Corp.             0.6      Average Credit Quality Rating (Bonds)         AAA                AA
 6. Barclays O/S Investment Co. (Netherlands)  0.5      Average Bond Coupon                          6.78%             5.73%
 7. BP Canada Finance Co. (Canada)             0.5      Average Bond Maturity                         8.69              7.95
 8. General Motors Acceptance Corp.            0.5      Average Bond Modified Duration               5.652             3.750
 9. European Investment Bank (Luxembourg)      0.5
10. Ford Motor Credit Co.                      0.4

==================================================================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          ROBERT G. ALLEY, LEAD MANAGER
                                 JAN H. FRIEDLI
                                 SCOT W. JOHNSON
                             MATTHEW W. SEINSHEIMER
                                MICHAEL J. SIMON
                                 BRET W. STANLEY
                           ASSISTED BY BASIC VALUE AND
                               FIXED INCOME TEAMS

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
9/28/01-12/31/02

                                [MOUNTAIN CHART]

          AIM BASIC        AIM BASIC       AIM BASIC                                 60% RUSSELL 1000 VALUE/
          BALANCED FUND    BALANCED FUND   BALANCED FUND    RUSSELL 1000   S&P 500   40% LEHMAN AGGREGATE      LIPPER BALANCED
DATE      CLASS A SHARES   CLASS B SHARES  CLASS C SHARES   INDEX          INDEX     BOND INDEX                FUND INDEX
09/28/01       9525             10000           10000
09/30/01       9525             10000           10000           10000       10000             10000                 10000
10/31/01       9696             10180           10180           10208       10191             10032                 10167
11/30/01      10135             10630           10630           10994       10973             10326                 10572
12/31/01      10281             10776           10776           11112       11069             10446                 10648
01/31/02      10214             10706           10706           10971       10908             10432                 10554
02/28/02      10137             10616           10616           10752       10697             10482                 10482
03/31/02      10503             10992           10992           11194       11099             10710                 10712
04/30/02      10350             10822           10822           10553       10427             10573                 10455
05/31/02      10330             10802           10812           10460       10351             10640                 10450
06/30/02       9771             10219           10221            9688        9614             10311                 10003
07/31/02       9156              9566            9568            8971        8865              9785                  9490
08/31/02       9290              9697            9708            9018        8922              9896                  9588
09/30/02       8635              9008            9008            8049        7953              9300                  9016
10/31/02       8992              9380            9381            8718        8652              9696                  9391
11/30/02       9464              9862            9863            9228        9161             10062                  9773
12/31/02       9152              9151            9529            8706        8623              9883                  9509

                                                                                                          Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
=================================================================================================================================

Since the last reporting period, the fund has elected to use the S&P 500 Index as its broad-based market index since the S&P 500 is such a widely recognized gauge of U.S. stock market performance. The fund will no longer measure its performance against the Russell 1000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific custom index composed of 60% Russell 1000 Value Index and 40% Lehman Aggregate Bond Index. The fund believes this custom index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Balanced Fund Index, which may or may not include AIM Basic Balanced Fund, is included for comparison to a peer group.

    Your fund's total return includes sales charges, expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares. Performance for the indexes does not reflect the effects of taxes.


FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

================================================================================

                                  [HYPO CHART]

Class A Shares
 Inception (9/28/01)                -6.81%
  1 Year                           -15.23

Class B Shares
 Inception (9/28/01)                -6.81%
  1 Year                           -15.96

Class C Shares
 Inception (9/28/01)                -3.76%
  1 Year                           -12.45

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

Class A shares                                            -10.97%
Class B Shares                                            -11.56
Class C Shares                                            -11.57
S&P 500 (Broad Market Index)                              -22.09
Russell 1000 Index (Former Broad Market Index)            -21.65
60% Russell 1000 Value/40% Lehman Aggregate Bond Index
(Style-Specific Index)                                     -5.39
Lipper Balanced Fund Index (Peer Group)                   -10.69

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-62.19%

ADVERTISING-2.61%

Interpublic Group of Cos., Inc. (The)              80,000   $ 1,126,400
-----------------------------------------------------------------------
Omnicom Group Inc.                                 21,200     1,369,520
=======================================================================
                                                              2,495,920
=======================================================================

APPAREL RETAIL-1.73%

Gap, Inc. (The)                                   106,900     1,659,088
=======================================================================

BANKS-4.01%

Bank of America Corp.                              12,100       841,797
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   49,000     1,174,040
-----------------------------------------------------------------------
Bank One Corp.                                     49,800     1,820,190
=======================================================================
                                                              3,836,027
=======================================================================

BROADCASTING & CABLE TV-0.40%

Comcast Corp.-Class A(a)                           16,401       386,582
=======================================================================

BUILDING PRODUCTS-2.00%

American Standard Cos. Inc.(a)                     26,900     1,913,666
=======================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-1.19%

Deere & Co.                                        24,800     1,137,080
=======================================================================

CONSUMER ELECTRONICS-0.92%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               49,700       878,696
=======================================================================

DATA PROCESSING SERVICES-2.84%

Ceridian Corp.(a)                                  91,900     1,325,198
-----------------------------------------------------------------------
First Data Corp.                                   39,400     1,395,154
=======================================================================
                                                              2,720,352
=======================================================================

DIVERSIFIED CHEMICALS-1.08%

Du Pont (E. I.) de Nemours & Co.                   24,300     1,030,320
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.43%

Cendant Corp.(a)                                   82,900       868,792
-----------------------------------------------------------------------
H&R Block, Inc.                                    36,400     1,463,280
=======================================================================
                                                              2,332,072
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.60%

American Express Co.                               28,100       993,335
-----------------------------------------------------------------------
CIT Group Inc.                                     38,700       758,520
-----------------------------------------------------------------------
Citigroup Inc.                                     45,300     1,594,107
-----------------------------------------------------------------------
Freddie Mac                                        30,000     1,771,500
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                            41,300       991,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                           49,700       649,579
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Morgan Stanley                                     36,900   $ 1,473,048
=======================================================================
                                                              8,231,289
=======================================================================

ELECTRIC UTILITIES-0.38%

PG&E Corp.(a)                                      26,400       366,960
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.25%

Waters Corp.(a)                                    55,100     1,200,078
=======================================================================

ENVIRONMENTAL SERVICES-1.97%

Waste Management, Inc.                             82,300     1,886,316
=======================================================================

FOOD RETAIL-2.51%

Kroger Co. (The)(a)                                92,900     1,435,305
-----------------------------------------------------------------------
Safeway Inc.(a)                                    41,300       964,768
=======================================================================
                                                              2,400,073
=======================================================================

GENERAL MERCHANDISE STORES-0.98%

Target Corp.                                       31,400       942,000
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.15%

IMS Health Inc.                                    68,800     1,100,800
-----------------------------------------------------------------------
McKesson Corp.                                     35,500       959,565
=======================================================================
                                                              2,060,365
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.88%

Starwood Hotels & Resorts Worldwide, Inc.          35,700       847,518
=======================================================================

HOUSEHOLD APPLIANCES-1.89%

Black & Decker Corp. (The)                         42,100     1,805,669
=======================================================================

INDUSTRIAL CONGLOMERATES-4.48%

Textron, Inc.                                      46,600     2,003,334
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 133,600     2,281,888
=======================================================================
                                                              4,285,222
=======================================================================

LIFE & HEALTH INSURANCE-1.85%

Prudential Financial, Inc.                         34,000     1,079,160
-----------------------------------------------------------------------
UnumProvident Corp.                                39,300       689,322
=======================================================================
                                                              1,768,482
=======================================================================

MANAGED HEALTH CARE-0.76%

UnitedHealth Group Inc.                             8,700       726,450
=======================================================================

MOVIES & ENTERTAINMENT-1.23%

Walt Disney Co. (The)                              72,000     1,174,320
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-0.80%

Duke Energy Corp.                                  39,000   $   762,060
=======================================================================

OIL & GAS DRILLING-3.09%

Pride International, Inc.(a)                      117,700     1,753,730
-----------------------------------------------------------------------
Transocean Inc.                                    51,900     1,204,080
=======================================================================
                                                              2,957,810
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.77%

Cooper Cameron Corp.(a)                            24,100     1,200,662
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    34,400     1,447,896
=======================================================================
                                                              2,648,558
=======================================================================

PHARMACEUTICALS-1.39%

Wyeth                                              35,700     1,335,180
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.52%

ACE Ltd. (Cayman Islands)                          49,700     1,458,198
=======================================================================

REINSURANCE-0.64%

PartnerRe Ltd. (Bermuda)                           11,900       616,658
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.62%

Applied Materials, Inc.(a)                         57,800       753,134
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                          28,300       794,664
=======================================================================
                                                              1,547,798
=======================================================================

SYSTEMS SOFTWARE-1.51%

Computer Associates International, Inc.           106,800     1,441,800
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.71%

Motorola, Inc.                                     79,100       684,215
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $64,498,665)                           59,536,822
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-13.29%

AEROSPACE & DEFENSE-0.06%

Raytheon Co., Notes, 6.75%, 08/15/07           $   50,000        55,413
=======================================================================

AGRICULTURAL PRODUCTS-0.07%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                            60,000        65,443
=======================================================================

AUTOMOBILE MANUFACTURERS-0.17%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          50,000        50,651
-----------------------------------------------------------------------
General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                                 100,000       107,974
=======================================================================
                                                                158,625
=======================================================================

BANKS-2.00%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05      70,000        72,014
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BANKS-(CONTINUED)

Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes, 1.63%, 05/14/03                       $  600,000   $   507,524
-----------------------------------------------------------------------
Citicorp, Unsec. Sub. Notes, 7.13%, 09/01/05       75,000        83,979
-----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $53,049)(b)                                      50,000        50,482
-----------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Medium Term Yankee Notes, 4.88%, 09/06/06       200,000       215,929
-----------------------------------------------------------------------
  Yankee Notes, 4.63%, 03/01/07                   220,000       236,034
-----------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05           50,000        51,814
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom), Unsec. Sub.
  Floating Rate Yankee Notes, 1.69%, 06/29/49     140,000       113,380
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000       126,560
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 150,000       160,381
-----------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       200,000       226,554
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                  60,000        71,834
=======================================================================
                                                              1,916,485
=======================================================================

BREWERS-0.12%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 100,000       111,516
=======================================================================

BROADCASTING & CABLE TV-0.67%

Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 150,000       160,203
-----------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Unsec. Deb., 7.88%, 02/15/26                120,000       122,882
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                50,000        53,292
-----------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18           150,000       148,591
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000       159,771
=======================================================================
                                                                644,739
=======================================================================

COMPUTER HARDWARE-0.16%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 125,000       157,006
=======================================================================

CONSUMER FINANCE-1.83%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          100,000       113,430
-----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   100,000       112,686
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Unsec. Gtd. Notes, 6.85%, 06/15/04              200,000       212,486
-----------------------------------------------------------------------
  Series K, Medium Term Notes, 3.50%,
    12/19/05                                       80,000        80,492
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                           50,000        50,505
-----------------------------------------------------------------------
  Unsec. Notes,
    6.70%, 07/16/04                               125,000       127,741
-----------------------------------------------------------------------
    6.88%, 02/01/06                               250,000       251,115
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp.,
  Bonds, 6.15%, 04/05/07                       $  150,000   $   152,242
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               50,000        50,307
-----------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          110,000       114,386
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            155,000       162,533
-----------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                 100,000       105,607
-----------------------------------------------------------------------
  8.00%, 05/09/05                                 200,000       217,514
=======================================================================
                                                              1,751,044
=======================================================================

DISTILLERS & VINTNERS-0.22%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 175,000       214,793
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-3.39%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                  80,000        84,129
-----------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        250,000       380,655
-----------------------------------------------------------------------
CIT Group Inc.,
  Sr. Medium Term Notes, 2.67%, 11/25/03           75,000        75,048
-----------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                       50,000        52,662
-----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 200,000       215,182
-----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               125,000       130,590
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              175,000       189,966
-----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 09/28/01-07/25/02; Cost
  $107,798)(b)                                    100,000       119,584
-----------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                100,000       121,832
-----------------------------------------------------------------------
  Series A, Medium Term Notes,
    5.00%, 06/15/07                                50,000        53,071
-----------------------------------------------------------------------
    6.80%, 11/01/05                               335,000       372,356
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Bonds,
  7.63%, 08/17/05                                 125,000       140,582
-----------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Notes,
  6.38%, 03/15/06                                 120,000       131,956
-----------------------------------------------------------------------
  8.00%, 06/15/05                                 100,000       111,586
-----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        100,000       115,728
-----------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $49,973)(b)                                      50,000        52,302
-----------------------------------------------------------------------
  6.50%, 03/01/11 (Acquired 07/24/02; Cost
  $52,722)(b)                                      50,000        53,766
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Notes,
  8.75%, 03/15/05                                 100,000       112,855
-----------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  75,000        89,194
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           50,000        56,536
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Merrill Lynch & Co., Inc.,
  Medium Term Floating
  Rate Yankee Notes, 1.68%, 06/28/04           $  100,000   $   100,269
-----------------------------------------------------------------------
  Series B, Medium Term Notes, 4.54%,
    03/08/05                                       40,000        41,628
-----------------------------------------------------------------------
Morgan Stanley, Sr. Notes, 7.75%, 06/15/05        150,000       168,030
-----------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                   150,000       162,191
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000       113,328
=======================================================================
                                                              3,245,026
=======================================================================

ELECTRIC UTILITIES-0.27%

Duke Energy Corp., Bonds, 6.45%, 10/15/32          60,000        59,476
-----------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Yankee Bonds, 9.40%, 02/01/21               25,000        35,758
-----------------------------------------------------------------------
  Series GL, Gtd Floating Rate Yankee Notes,
    1.94%, 09/29/49                               180,000       159,798
=======================================================================
                                                                255,032
=======================================================================

GENERAL MERCHANDISE STORES-0.10%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         85,000        96,452
=======================================================================

INTEGRATED OIL & GAS-0.71%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 500,000       505,675
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Notes, 8.50%, 05/25/05     100,000       114,053
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                  50,000        58,342
=======================================================================
                                                                678,070
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.52%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000        80,849
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Notes,
    5.70%, 11/15/03                               100,000        99,625
-----------------------------------------------------------------------
    6.00%, 01/15/07                                70,000        66,238
-----------------------------------------------------------------------
    7.13%, 01/30/06                               100,000        99,125
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              100,000        95,875
-----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                           50,000        54,993
=======================================================================
                                                                496,705
=======================================================================

LIFE & HEALTH INSURANCE-0.22%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                         50,000        58,694
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        135,000       153,662
=======================================================================
                                                                212,356
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.22%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                              $  175,000   $   182,753
-----------------------------------------------------------------------
  7.30%, 08/15/31                                 100,000       108,839
-----------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                         70,000        80,599
-----------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 07/31/02;
  Cost $152,388)(b)                               150,000       158,295
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000       120,216
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           120,000       145,109
-----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        300,000       289,764
-----------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                     75,000        85,401
=======================================================================
                                                              1,170,976
=======================================================================

PHARMACEUTICALS-0.12%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        100,000       116,892
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.12%

Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                 100,000       111,697
=======================================================================

PUBLISHING-0.16%

News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        150,000       154,214
=======================================================================

REAL ESTATE-0.40%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18               100,000       107,364
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               60,000        64,728
-----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                    50,000        51,791
-----------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub.
  Notes, 6.80%, 05/01/04                          150,000       157,382
=======================================================================
                                                                381,265
=======================================================================

SOFT DRINKS-0.12%

Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                 100,000       110,803
=======================================================================

SOVEREIGN DEBT-0.58%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          130,000       135,936
-----------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Yankee Bonds, 6.50%,
  10/06/05                                        100,000       110,959
-----------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          300,000       313,146
=======================================================================
                                                                560,041
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.06%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                $   60,000   $    59,025
=======================================================================
    Total Bonds & Notes (Cost $12,232,342)                   12,723,618
=======================================================================

ASSET BACKED SECURITIES-0.62%

AIRLINES-0.31%

Continental Airlines, Inc.,
  Series 2000-1, Class A-1, Sr. Pass Through
    Ctfs., 8.05%, 11/01/20                        161,331       139,148
-----------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
    Through Ctfs., 7.71%, 04/02/21                 55,258        47,660
-----------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
    01/02/18                                      130,629       114,841
=======================================================================
                                                                301,649
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.31%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
    06/15/05 (Acquired 05/08/02; Cost
    $116,639)(b)                                  110,627       121,180
-----------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
    12/15/19 (Acquired 08/20/02; Cost
    $166,614)(b)                                  150,000       173,364
=======================================================================
                                                                294,544
=======================================================================
    Total Asset Backed Securities (Cost
      $614,519)                                                 596,193
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-14.22%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.55%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 01/01/31                     498,186       522,404
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17                     421,274       440,948
-----------------------------------------------------------------------
  7.00%, 07/01/29 to 10/01/31                     676,344       711,157
-----------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30                     122,450       130,300
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(c)                            1,540,000     1,596,193
=======================================================================
                                                              3,401,002
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-8.81%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     454,462       482,826
-----------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                     782,611       825,145
-----------------------------------------------------------------------
  6.50%, 10/01/16 to 08/01/32                   2,105,490     2,197,026
-----------------------------------------------------------------------
  6.00%, 05/01/17                                 339,283       355,142
-----------------------------------------------------------------------
  8.00%, 10/01/30                                  86,394        93,163
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(c)                              865,000       896,602
-----------------------------------------------------------------------
Series B Unsec. Medium Term Notes,
  6.87%, 07/17/07                               2,250,000     2,621,520
-----------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 450,000       484,718
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Unsec. Sub. Notes,
  4.75%, 01/02/07                              $  250,000   $   265,135
-----------------------------------------------------------------------
  5.25%, 08/01/12                                 200,000       209,022
=======================================================================
                                                              8,430,299
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.86%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                     275,345       294,778
-----------------------------------------------------------------------
  8.50%, 02/15/25                                 131,527       144,260
-----------------------------------------------------------------------
  8.00%, 08/15/25                                  54,482        59,529
-----------------------------------------------------------------------
  6.50%, 05/15/31 to 01/15/32                     566,529       595,189
-----------------------------------------------------------------------
  7.00%, 08/15/31 to 05/15/32                     399,817       423,975
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     254,954       265,870
=======================================================================
                                                              1,783,601
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $13,183,265)                                     13,614,902
=======================================================================

U.S. TREASURY SECURITIES-5.95%

U.S. TREASURY BONDS-0.36%

7.50%, 11/15/16                                   100,000       130,960
-----------------------------------------------------------------------
6.25%, 08/15/23                                   135,000       158,756
-----------------------------------------------------------------------
6.13%, 08/15/29                                    50,000        58,722
=======================================================================
                                                                348,438
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. TREASURY NOTES-5.59%

6.75%, 05/15/05                                $  200,000   $   223,038
-----------------------------------------------------------------------
6.88%, 05/15/06                                   170,000       195,667
-----------------------------------------------------------------------
3.25%, 08/15/07                                 2,700,000     2,768,094
-----------------------------------------------------------------------
4.75%, 11/15/08                                 1,000,000     1,091,970
-----------------------------------------------------------------------
6.50%, 02/15/10                                   450,000       538,299
-----------------------------------------------------------------------
5.00%, 08/15/11                                   485,000       532,292
=======================================================================
                                                              5,349,360
=======================================================================
    Total U.S. Treasury Securities (Cost
      $5,496,629)                                             5,697,798
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-6.41%

STIC Liquid Assets Portfolio(d)                 3,066,692     3,066,692
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         3,066,692     3,066,692
=======================================================================
    Total Money Market Funds (Cost
      $6,133,384)                                             6,133,384
=======================================================================
TOTAL INVESTMENTS-102.68% (Cost $102,158,804)                98,302,717
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.68%)                        (2,565,068)
=======================================================================
NET ASSETS-100.00%                                          $95,737,649
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $728,973, which represented 0.76% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $102,158,804)                                 $98,302,717
-----------------------------------------------------------
Receivables for:
  Investments sold                                  602,794
-----------------------------------------------------------
  Fund shares sold                                  678,388
-----------------------------------------------------------
  Dividends and interest                            504,844
-----------------------------------------------------------
Investment for deferred compensation plan             3,718
-----------------------------------------------------------
Other assets                                         15,275
===========================================================
    Total assets                                100,107,736
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,874,782
-----------------------------------------------------------
  Fund shares reacquired                            305,747
-----------------------------------------------------------
  Deferred compensation plan                          3,718
-----------------------------------------------------------
Accrued distribution fees                           115,510
-----------------------------------------------------------
Accrued transfer agent fees                          31,093
-----------------------------------------------------------
Accrued operating expenses                           39,237
===========================================================
    Total liabilities                             4,370,087
===========================================================
Net assets applicable to shares outstanding     $95,737,649
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $32,413,788
___________________________________________________________
===========================================================
Class B                                         $47,597,096
___________________________________________________________
===========================================================
Class C                                         $15,726,765
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           3,428,158
___________________________________________________________
===========================================================
Class B                                           5,033,140
___________________________________________________________
===========================================================
Class C                                           1,662,290
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      9.46
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.46 divided by
      95.25%)                                   $      9.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $      9.46
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $      9.46
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                        $ 1,045,389
-----------------------------------------------------------
Dividends (net of foreign withholding tax of
  $789)                                             581,123
-----------------------------------------------------------
Dividends from affiliated money market funds         97,432
===========================================================
    Total investment income                       1,723,944
===========================================================

EXPENSES:

Advisory fees                                       425,485
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       29,652
-----------------------------------------------------------
Distribution fees -- Class A                         81,205
-----------------------------------------------------------
Distribution fees -- Class B                        320,702
-----------------------------------------------------------
Distribution fees -- Class C                        101,876
-----------------------------------------------------------
Transfer agent fees                                 185,489
-----------------------------------------------------------
Trustees' fees                                        8,958
-----------------------------------------------------------
Registration and filing fees                         92,836
-----------------------------------------------------------
Other                                                72,924
===========================================================
    Total expenses                                1,369,127
===========================================================
Less: Fees waived                                  (124,214)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,285)
===========================================================
    Net expenses                                  1,243,628
===========================================================
Net investment income                               480,316
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (3,175,000)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (5,004,736)
===========================================================
Net gain (loss) from investment securities       (8,179,736)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(7,699,420)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2002 and the period September 28, 2001 (Date operations commenced) to December 31, 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    480,316    $    32,868
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,175,000)      (124,267)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (5,004,736)     1,148,649
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (7,699,420)     1,057,250
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (294,551)       (37,235)
-----------------------------------------------------------------------------------------
  Class B                                                         (179,374)       (33,889)
-----------------------------------------------------------------------------------------
  Class C                                                          (55,465)        (8,848)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       24,754,098     10,423,697
-----------------------------------------------------------------------------------------
  Class B                                                       35,476,082     15,589,686
-----------------------------------------------------------------------------------------
  Class C                                                       11,748,646      4,996,972
=========================================================================================
    Net increase in net assets                                  63,750,016     31,987,633
=========================================================================================

NET ASSETS:

  Beginning of year                                             31,987,633             --
=========================================================================================
  End of year                                                 $ 95,737,649    $31,987,633
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $102,926,868    $30,950,108
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               12,621         13,143
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (3,345,753)      (124,267)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (3,856,087)     1,148,649
=========================================================================================
                                                              $ 95,737,649    $31,987,633
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital and current income. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income. The fund will segregate assets to cover its obligations under dollar roll transactions.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Due to the Fund's small size, AIM has voluntarily agreed to waive a portion of its advisory fees. This waiver may be terminated at any time and AIM retains the ability to be reimbursed for such fees prior to the end of the fiscal year. AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $124,214.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $100,847 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $81,205, $320,702 and $101,876, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $61,611 in front-end sales commissions from the sale of Class A shares and $2,586, $39 and $2,332 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,021 and reductions in custodian fees of $264 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,285.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2002 and the period September 28, 2001 (date operations commenced) to December 31, 2001 were as follows:

                               DECEMBER 31,   DECEMBER 31,
                                   2002           2001
----------------------------------------------------------
Distributions paid from
  ordinary income                $529,390       $79,972
__________________________________________________________
==========================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $     17,881
-----------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                  (3,926,983)
-----------------------------------------------------------
Temporary book/tax differences                       (5,260)
-----------------------------------------------------------
Capital loss carryforward                        (3,077,262)
-----------------------------------------------------------
Post-October capital loss deferral                 (197,595)
-----------------------------------------------------------
Shares of beneficial interest                   102,926,868
===========================================================
                                               $ 95,737,649
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                              $    1,094
----------------------------------------------------------
December 31, 2010                               3,076,168
==========================================================
                                               $3,077,262
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $91,134,560 and $25,384,589, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 2,895,687
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,822,670)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(3,926,983)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $102,229,700.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of paydowns of securities, non-deductible expenses for tax purposes and other items on December 31, 2002, undistributed net investment income was increased by $48,552, undistributed net realized gains (losses) decreased by $46,486 and shares of beneficial interest decreased by $2,066. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in the shares outstanding during the year ended December 31, 2002 and the period September 28, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,446,333    $ 34,648,200    1,014,635    $10,570,925
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,478,972      54,419,155    1,510,274     15,749,795
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,909,258      19,097,434      511,202      5,323,113
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         28,607         280,388        3,464         36,336
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         15,991         156,480        2,340         24,543
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,190          50,976          810          8,499
====================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         46,807         451,087           --             --
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (46,781)       (451,087)          --             --
====================================================================================================================
Reacquired:
  Class A                                                     (1,094,279)    (10,625,577)     (17,409)      (183,564)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,910,198)    (18,648,466)     (17,458)      (184,652)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (732,977)     (7,399,764)     (31,193)      (334,640)
====================================================================================================================
                                                               7,146,923    $ 71,978,826    2,976,665    $31,010,355
____________________________________________________________________________________________________________________
====================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                -------------------------------------------
                                                                                    SEPTEMBER 28, 2001
                                                                 YEAR ENDED     (DATE OPERATIONS COMMENCED)
                                                                DECEMBER 31,          TO DECEMBER 31,
                                                                    2002                   2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.75                 $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.11(a)                 0.03(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.28)                   0.76
===========================================================================================================
    Total from investment operations                                (1.17)                   0.79
===========================================================================================================
Less distributions from net investment income                       (0.12)                  (0.04)
===========================================================================================================
Net asset value, end of period                                    $  9.46                 $ 10.75
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                    (10.97)%                  7.94%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $32,414                 $10,753
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.48%(c)                1.43%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.67%(c)                2.89%(d)
===========================================================================================================
Ratio of net investment income to average net assets                 1.15%(c)                1.16%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                                42%                      7%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $23,201,428.
(d)  Annualized.

                                                                                  CLASS B
                                                                -------------------------------------------
                                                                                    SEPTEMBER 28, 2001
                                                                 YEAR ENDED     (DATE OPERATIONS COMMENCED)
                                                                DECEMBER 31,          TO DECEMBER 31,
                                                                    2002                   2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.75                 $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.05(a)                 0.01(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.29)                   0.77
===========================================================================================================
    Total from investment operations                                (1.24)                   0.78
===========================================================================================================
Less distributions from net investment income                       (0.05)                  (0.03)
===========================================================================================================
Net asset value, end of period                                    $  9.46                 $ 10.75
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                    (11.56)%                  7.76%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $47,597                 $16,067
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.13%(c)                2.08%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.32%(c)                3.54%(d)
===========================================================================================================
Ratio of net investment income to average net assets                 0.50%(c)                0.52%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                                42%                      7%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $32,070,167.
(d)  Annualized.

                                                                                   CLASS C
                                                                ----------------------------------------------
                                                                                       SEPTEMBER 28, 2001
                                                                 YEAR ENDED        (DATE OPERATIONS COMMENCED)
                                                                DECEMBER 31,             TO DECEMBER 31,
                                                                    2002                      2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.75                    $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.05(a)                   0.01(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.29)                     0.77
==============================================================================================================
    Total from investment operations                                (1.24)                     0.78
==============================================================================================================
Less distributions from net investment income                       (0.05)                    (0.03)
==============================================================================================================
Net asset value, end of period                                    $  9.46                    $10.75
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                    (11.57)%                    7.76%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $15,727                    $5,168
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.13%(c)                  2.08%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.32%(c)                  3.54%(d)
==============================================================================================================
Ratio of net investment income to average net assets                 0.50%(c)                  0.52%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                                42%                        7%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $10,187,588.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)



Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 95.24% is eligible for the dividends received deduction for corporations.



REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)



Of the ordinary dividends paid, 6.87% was derived from U.S. Treasury
Obligations.

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                                     FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                              TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                      MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                      AIM High Yield Fund II
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund               AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                    AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                          AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                     AIM Global Income Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                               AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                          AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                               AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)                AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                              AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                            AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                  SECTOR EQUITY                                          MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                   MORE AGGRESSIVE                                             TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                               AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                   AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                            AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund More Conservative
AIM Basic Balanced Fund*                                                                                 MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                               [AIM LOGO]
                                                        --Registered Trademark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        BBA-AR-1

AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002
                               AIM EUROPEAN SMALL
                                  COMPANY FUND


                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                        VIEW OF GARDANNE BY PAUL CEZANNE

     CEZANNE IMMORTALIZED THE EUROPEAN COUNTRYSIDE WITH HIS BROAD PANORAMIC

     VIEWS. BEAUTIFUL LANDSCAPES STILL ABOUND IN EUROPE, BUT THE COMMERCIAL

      CLIMATE IN EUROPE HAS BEGUN TO CHANGE. THE MERGER OF VARIOUS EUROPEAN

   ECONOMIES THROUGH THE EUROPEAN UNION HAS CREATED A WEALTH OF OPPORTUNITIES

     FOR SMALL BUSINESSES. IN AIM EUROPEAN SMALL COMPANY FUND, WE INVEST IN

                 SMALL EUROPEAN COMPANIES WITH GROWTH POTENTIAL.

================================================================================

AIM EUROPEAN SMALL COMPANY FUND IS FOR SHAREHOLDERS SEEKING LONG-TERM GROWTH OF CAPITAL. THE FUND INVESTS PRIMARILY IN MARKETABLE EQUITY SECURITIES OF EUROPEAN SMALL COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

   o AIM European Small Company Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

   o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

   o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

   o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

   o Investing in small companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

   o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

   o The fund is nondiversified, which may increase risks as well as potential rewards. This means that with respect to 50% of its assets, the fund may invest more than 5% of its assets in securities of any one issuer.

   o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the portfolio's total return.

   o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

   o The unmanaged MSCI Europe, Australasia and the Far East (the EAFE--Registered Trademark--) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

   o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

   o The unmanaged MSCI Europe Small Cap Index is a price-only index that comprises a group of small-cap European securities tracked by Morgan Stanley Capital International.

   o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of international stocks.

   o  The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P
      500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders orto persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

          Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   Weak economic data, rising unemployment and disappointing corporate earnings weighed heavily on European markets. European small-cap stocks, however, outperformed their large-cap counterparts, which proved beneficial for the fund. Fund returns were dramatically better than those of its benchmarks. AIM European Small Company Fund Class A shares returned 2.50% at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page
6). Over the same period, the Lipper European Fund Index returned -17.43%. The fund's style-specific index, the MSCI Europe Small Cap Index, which more closely reflects the performance of securities in which the fund invests, returned -14.35%. Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003


================================================================================

                         FIRST, PROFESSIONAL ADVICE IS

                         MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                        HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

   Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DESPITE VOLATILE MARKETS,
FUND POSTS MODEST GAINS

The year 2002 was challenging for most equity markets both in the U.S. and abroad. Rising foreign currency values, however, helped boost international fund returns. As shown on page 6, however, we are pleased to report that AIM European Small Company Fund had positive absolute performance for the year--posting a return of 2.50% for Class A shares at NAV--as well as excellent relative performance compared to its benchmark indexes.

RELEVANT MARKET CONDITIONS

European markets were largely lower for the year, hard hit by weak economic data, rising unemployment figures, and disappointing corporate earnings. European markets became increasingly volatile as the heavy equity exposure of the region's largest insurance companies forced them to sell additional stocks to maintain their legal solvency levels. Technology and telecommunications stocks also faced steep declines. While European markets as a whole were down--the MSCI Europe Index posted a return of -18.38% for the year--small-cap stocks fared better, outperforming the general market by nearly 600 basis points (six percentage points).

   European equities, however, compared favorably to their U.S. counterparts. The S&P 500 Index--often considered representative of U.S. stock market performance--returned -22.09% for the year. A factor in Europe's outperformance was the rising values of many of its currencies. Many European currencies appreciated against the dollar last year; notable among them were the British pound (up 10.7%) and the euro (up 18%). This proved beneficial to international funds which do not hedge currencies as stocks are purchased in local currency and are then translated back and valued in dollar terms for the fund.

   Beyond positive currency movement, the year ended on a positive note, as the European Central Bank (ECB) finally cut interest rates in early December. For nearly a year, the ECB has left rates alone but the December cut and the possibility of future rate reductions could help stimulate growth in the region.

FUND STRATEGIES AND TECHNIQUES

As illustrated by the fund's name, we invest primarily in small-cap European stocks. Some of the factors we feel helped small-cap performance and reasons we find the asset class attractive include: lower stock valuations, lower correlation to global markets, and simpler business models compared to larger companies.

================================================================================

                            SMALL COMPANIES GENERALLY

                          HAVE SIMPLER BUSINESS MODELS

                         WITH FEWER DIVISIONS, PRODUCTS

                           AND MANAGEMENT LAYERS THAN

                                LARGE COMPANIES.

================================================================================

LOWER STOCK VALUATIONS: Overall, European small caps traded at a discount to European large-cap stocks this year. European stocks in general traded at a discount to U.S. stocks. Therefore, we feel we are able to find growth companies at attractive valuations.

LOWER CORRELATION TO GLOBAL MARKETS: Small companies are often less influenced by global market trends--a particular benefit with the slowing global economy--than large

PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets

====================================================================================================================================
TOP 10 COUNTRIES                    TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------

[PIE CHART]                           1. Puma A.G. Rudolf Dassler Sport (Germany)      2.9%       1. Packaged Foods & Meats     6.2%

FINLAND                    2.7%       2. Merloni Elettrodomestici S.p.A. (Italy)       2.9        2. Consumer Finance           5.6

BELGIUM                    3.9%       3. Anglo Irish Bank Corp. PLC (Ireland)          2.8        3. Household Appliances       5.5

GERMANY                    3.9%       4. Cranswick PLC (United Kingdom)                2.5        4. Restaurants                4.2

NETHERLANDS                4.5%       5. Domino's Pizza UK & IRL PLC (United Kingdom)  2.1        5. Publishing and Printing    3.7

SPAIN                      5.7%       6. Saeco International Group S.p.A. (Italy)      2.0        6. Food Retail                3.7

FRANCE                     6.5%       7. Cattles PLC (United Kingdom)                  2.0        7. Food Distributors          3.5

SWEDEN                     8.1%       8. Sligro Food Group N.V. (Netherlands)          1.9        8. Specialty Stores           3.4

ITALY                      9.6%       9. Bricolage (Mr.) S.A. (France)                 1.9        9. Banks                      3.4

IRELAND                   14.4%      10. Paddy Power PLC (Ireland)                     1.8       10. Apparel Retail             3.2

UNITED KINGDOM            33.1%

OTHER COUNTRIES AND CASH   7.6%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

multi-national companies. Regional or national economic conditions and trends have a greater influence on small companies.

SIMPLER BUSINESS MODELS: Small companies generally have simpler business models with fewer divisions, products and management layers than large companies. These factors make small companies more straight forward with respect to value drivers, thereby making the company easier to understand and analyze. Given the concern this year over corporate governance and accountability, higher clarity has been a positive factor for smaller companies.

To give you more insight into the types of companies the fund owns, let's look at two stocks that performed well for the fund and one that has recently declined but we feel still remains attractive.

   o Anglo Irish Bank, an Irish niche business bank, operates primarily in its home market and the U.K. and continues to be a top contributor for the fund. The company's main focus is lending to small and mid-size companies on a secured basis. In Ireland, the company has a 17 percent market share and continues to benefit from Ireland's relatively robust economy.

   o Puma, a German footwear and sports apparel manufacturer, was also a top contributor for the fund this year. While the company struggled through missed trends in the early 90s, the company has turned the Puma brand around. The company has had great success with new product launches, which has led to impressive sales growth.

   o Cattles, the United Kingdom's sub-prime lender, weakened over the second half of the year due to fears of a weakening economic environment. We still find the stock attractive, however, as we believe Cattles' continued pruning of its customer base mitigates any credit quality risk. In fact, the recent tightening of lending practices among traditional banks has shifted many relatively good customers onto Cattles' higher-margin customer lists.

Although we select stocks on a company-by-company basis, we found good growth opportunities this year in both the consumer discretionary and consumer staples sectors. And recently, we have also begun adding to the downtrodden telecommunications sector through European telecom stocks. We are beginning to find these companies attractive as they are now focusing on cash flow, while cutting costs, capital expenditures and debt.

IN CLOSING

Given the difficult market conditions European markets faced in 2002, we are pleased with the strong relative and absolute performance the fund achieved. We will continue to work diligently to meet the fund's investment objective of long-term growth of capital.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          JASON T. HOLZER, LEAD MANAGER

                                 BORGE ENDRESEN

                         ASSISTED BY EUROPE/CANADA TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

STRONG FOREIGN CURRENCIES BENEFIT INTERNATIONAL FUNDS

EURO APPRECIATES 18% DURING 2002

===============================================================
                          [BAR CHART]
---------------------------------------------------------------
12/31/01                                                US$0.89
12/31/02                                                US$1.05

                                           Source: Bloomberg LP

Past performance cannot guarantee comparable future results.
Examples used in copy are for illustrative purposes only and do not reflect an investment in any specific security.
===============================================================

After many years of dominance, the U.S. dollar began to show signs of weakness in 2002. Meanwhile, many foreign currency values rose. While this might have meant a more expensive foreign vacation, it was good news for U.S. shareholders invested in dollar-denominated international funds.

   How do currency movements affect fund returns? Let's look at an example. As shown by the bars to the left, the euro was valued at US$0.89 on December 31, 2001. At year-end 2002, however, the euro had risen to US$1.05. That's a gain of 18%. Therefore, if an international fund manager had purchased a stock for 1000 euros on December 31, 2001, he would have paid US$890. If he held it for a year, that stock would now be valued at US$1,050--a gain of 18% simply through currency movement. (Assuming the fund does not hedge currencies.)

   This simplistic illustration does not take into consideration stock price movement. Given the same example, even if the stock price declined 20% by year-end, the 18% currency gain would help limit losses to around 2%. Of course, the converse is also true--weaker foreign currencies can hamper returns, as they did through much of 1990s. When foreign currencies are weak compared to the dollar, stock price gains are minimized and losses exaggerated.

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/02

                                [MOUNTAIN CHART]

====================================================================================================================================
          AIM EUROPEAN         AIM EUROPEAN         AIM EUROPEAN
          SMALL COMPANY FUND   SMALL COMPANY FUND   SMALL COMPANY FUND   MSCI EUROPE   MSCI EAFE   MSCI EUROPE       LIPPER EUROPEAN
DATE      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES       INDEX         INDEX       SMALL CAP INDEX   FUND INDEX
------------------------------------------------------------------------------------------------------------------------------------
08/31/00        9450               10000                10000               10000        10000          10000             10000
09/30/00        9223                9760                 9760                9532         9513           9718              9484
10/31/00        8722                9230                 9220                9460         9288           9233              9196
11/30/00        8118                8580                 8570                9093         8940           9019              8704
12/31/00        8710                9212                 9202                9720         9258           9528              9357
01/31/01        8890                9392                 9392                9725         9253          10030              9329
02/28/01        8149                8600                 8600                8871         8559           9634              8543
03/31/01        7048                7435                 7435                8209         7988           8737              7793
04/30/01        7332                7726                 7726                8793         8543           9227              8309
05/31/01        7209                7595                 7595                8364         8242           9153              7989
06/30/01        6877                7244                 7244                8048         7905           8704              7664
07/31/01        6753                7104                 7104                8068         7761           8551              7586
08/31/01        6839                7194                 7194                7858         7564           8612              7391
09/30/01        5851                6141                 6141                7074         6798           7153              6562
10/31/01        6336                6652                 6652                7299         6972           7597              6792
11/30/01        6611                6933                 6933                7591         7229           8209              7086
12/31/01        6830                7174                 7164                7786         7272           8341              7237
01/31/02        6820                7154                 7154                7379         6886           8188              6920
02/28/02        7001                7334                 7324                7377         6934           8213              6925
03/31/02        7323                7675                 7666                7777         7343           8739              7271
04/30/02        7675                8036                 8037                7718         7357           8972              7251
05/31/02        7855                8217                 8217                7694         7451           9006              7255
06/30/02        7903                8267                 8268                7427         7154           8676              7061
07/31/02        7257                7585                 7576                6600         6448           7733              6323
08/31/02        7276                7605                 7595                6599         6433           7604              6281
09/30/02        6573                6863                 6852                5731         5742           6764              5503
10/31/02        6782                7073                 7073                6285         6051           7033              5924
11/30/02        7019                7325                 7314                6593         6325           7335              6204
12/31/02        7001                7077                 7295                6354         6113           7144              5975

                                                                                                                Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
====================================================================================================================================

Since the last reporting period, the fund has elected to use the MSCI EAFE Index as its broad-based market index since the EAFE is such a widely recognized gauge of foreign stock market performance. The fund will no longer measure its performance against the MSCI Europe Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the MSCI Europe Small Cap Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper European Fund Index, which may or may not include AIM European Small Company Fund, is included for comparison to a peer group.

   Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.


FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
Inception (8/31/00)              -14.16%
1 Year                            -3.15


CLASS B SHARES
Inception (8/31/00)              -13.77%
1 Year                            -3.32


CLASS C SHARES
Inception (8/31/00)              -12.64%
1 Year                             0.82

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                                    2.50%
CLASS B SHARES                                    1.68
CLASS C SHARES                                    1.82
MSCI EAFE (BROAD MARKET INDEX)                  -15.94
MSCI EUROPE (FORMER BROAD MARKET INDEX)         -18.38
MSCI EUROPE SMALL CAP (STYLE-SPECIFIC INDEX)    -14.35
LIPPER EUROPEAN FUND INDEX (PEER GROUP)         -17.43

================================================================================

EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP.


================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

   Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

   Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.07% for the 50 years ended December 31, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

   Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

   Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last three years, it's natural to long for the "good old days" of the 1990s when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines

THE LONG AND SHORT OF INVESTING

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

======================================================================================
                              AVERAGE                HIGHEST                    LOWEST
TIME PERIOD                   RETURN                 RETURN                     RETURN
1971-1980                      8.48%                    --                        --
1975                             --                  37.23%                       --
1974                             --                     --                    -26.47%
1981-1990                     13.92                     --                        --
1985                             --                  31.73                        --
1981                             --                     --                     -4.92
1991-2000                     17.44                     --                        --
1995                             --                  37.53                        --
2000                             --                     --                     -9.10
30-year average (1971-2000):  13.22                     --                        --

Source: Lipper, Inc.
======================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.39%

BELGIUM-3.86%

Colruyt N.V. (Food Retail)                       4,200   $   231,470
--------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                  16,100       383,483
--------------------------------------------------------------------
Ontex (Personal Products)                        2,200       209,698
====================================================================
                                                             824,651
====================================================================

CROATIA-0.53%

Pliva D.D.-GDR (Pharmaceuticals) (Acquired
  11/14/02; Cost $105,200)(b)(c)                 8,000       113,600
====================================================================

CZECH REPUBLIC-0.52%

Komercni Banka A.S. (Banks)                      1,600       110,596
====================================================================

FINLAND-2.68%

Instrumentarium Corp.-Class B (Health Care
  Equipment)                                     3,900       156,310
--------------------------------------------------------------------
Kesko Oyj-Class B (Food Retail)                 14,000       177,828
--------------------------------------------------------------------
Marimekko Oy (Apparel, Accessories & Luxury
  Goods)                                        15,900       238,682
====================================================================
                                                             572,820
====================================================================

FRANCE-6.45%

Beneteau (Leisure Products)                      3,700       183,328
--------------------------------------------------------------------
Bonduelle S.C.A. (Packaged Foods & Meats)        3,850       272,400
--------------------------------------------------------------------
Bricolage (Mr.) S.A. (Home Improvement
  Retail)                                       19,469       412,839
--------------------------------------------------------------------
Buffalo Grill S.A. (Restaurants)(c)             16,800        18,518
--------------------------------------------------------------------
Camaieu (Apparel Retail)                         9,900       374,131
--------------------------------------------------------------------
SEB S.A. (Household Appliances)                  1,300       115,451
====================================================================
                                                           1,376,667
====================================================================

GERMANY-3.89%

Puma A.G. Rudolf Dassler Sport (Footwear)        9,100       621,214
--------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)        5,200       209,068
====================================================================
                                                             830,282
====================================================================

IRELAND-14.40%

Anglo Irish Bank Corp. PLC (Banks)              84,800       603,547
--------------------------------------------------------------------
Arnotts PLC (Department Stores)                 23,300       278,835
--------------------------------------------------------------------
First Active PLC (Consumer Finance)             52,500       297,604
--------------------------------------------------------------------
Fyffes PLC (Food Distributors)                 235,800       326,741
--------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(d)                              94,600       347,572
--------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)          36,500       287,369
--------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(a)                                   6,100       164,151
--------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                               23,300       172,437
--------------------------------------------------------------------
Paddy Power PLC (Casinos & Gambling)            74,500       391,032
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
IRELAND-(CONTINUED)

United Drug PLC (Health Care Distributors &
  Services)                                     15,800   $   204,008
====================================================================
                                                           3,073,296
====================================================================

ITALY-9.57%

Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                      5,300       165,631
--------------------------------------------------------------------
De'Longhi S.p.A. (Consumer Electronics)         50,800       226,641
--------------------------------------------------------------------
GranitiFiandre S.p.A. (Building Products)       32,100       250,705
--------------------------------------------------------------------
I.M.A. Industria Macchine Automatiche S.p.A.
  (Industrial Machinery)                         9,700       121,682
--------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                   58,897       619,508
--------------------------------------------------------------------
Permasteelisa S.p.A. (Building Products)        14,200       223,448
--------------------------------------------------------------------
Saeco International Group S.p.A. (Household
  Appliances)(a)                               117,600       434,546
====================================================================
                                                           2,042,161
====================================================================

NETHERLANDS-4.54%

Heijmans N.V.-Dutch Ctfs. (Construction &
  Engineering)                                  14,100       247,185
--------------------------------------------------------------------
Koninklijke Volker Wessels Stevin N.V.-Dutch
  Ctfs. (Construction & Engineering)             9,300       187,541
--------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)       9,900       415,701
--------------------------------------------------------------------
Trader Classified Media N.V.-Class A
  (Diversified Commercial Services)(a)          15,200       118,076
====================================================================
                                                             968,503
====================================================================

NORWAY-2.47%

Aktiv Kapital A.S.A. (Diversified Financial
  Services)                                     51,675       313,155
--------------------------------------------------------------------
Gresvig A.S.A. (Specialty Stores)(a)            61,000       212,997
====================================================================
                                                             526,152
====================================================================

SPAIN-5.73%

Baron de Ley, S.A. (Distillers & Vinters)(a)    12,800       368,168
--------------------------------------------------------------------
Compania de Distribucion Integral Logista,
  S.A. (Publishing)                             11,000       237,180
--------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                    13,800       111,981
--------------------------------------------------------------------
Miquel y Costos & Miquel, S.A. (Paper
  Products)                                     12,100       276,903
--------------------------------------------------------------------
Viscofan, S.A. (Packaged Foods & Meats)         33,700       228,886
====================================================================
                                                           1,223,118
====================================================================

SWEDEN-8.13%

Axfood A.B. (Food Retail)                       20,400       380,593
--------------------------------------------------------------------
Biacore International A.B. (Health Care
  Equipment)(a)                                  5,100       108,069
--------------------------------------------------------------------
Clas Ohlson A.B.-Class B (Specialty Stores)     15,300       383,236
--------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                 24,850       251,840
--------------------------------------------------------------------
Munters A.B. (Industrial Machinery)              6,800       151,141
--------------------------------------------------------------------
Scandiaconsult A.B. (Construction &
  Engineering)                                   7,200        31,592
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
SWEDEN-(CONTINUED)

Sectra A.B.-Class B (Electronic Equipment &
  Instruments)                                  36,000   $   197,344
--------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                    29,200       230,350
====================================================================
                                                           1,734,165
====================================================================

SWITZERLAND-0.57%

Centerpulse A.G. (Health Care Equipment)
  (Acquired 12/11/02-12/12/02; Cost
  $115,356)(a)(b)                                  700       122,078
====================================================================

UNITED KINGDOM-33.05%

Albemarle & Bond Holdings PLC (Consumer
  Finance)                                     237,100       308,124
--------------------------------------------------------------------
Alexon Group PLC (Apparel, Accessories &
  Luxury Goods)                                101,700       325,568
--------------------------------------------------------------------
Barratt Developments PLC (Homebuilding)         17,200       108,393
--------------------------------------------------------------------
BPP Holdings PLC (Diversified Commercial
  Services)                                     52,000       207,080
--------------------------------------------------------------------
Cattles PLC (Consumer Finance)                  89,700       417,819
--------------------------------------------------------------------
Cranswick PLC (Packaged Foods & Meats)          62,200       535,340
--------------------------------------------------------------------
CRC Group PLC (Diversified Commercial
  Services)                                     53,700       211,072
--------------------------------------------------------------------
Domino's Pizza UK & IRL PLC (Restaurants)      313,300       457,242
--------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)               35,300       323,902
--------------------------------------------------------------------
Express Dairies PLC (Packaged Foods &
  Meats)(a)                                    546,600       278,743
--------------------------------------------------------------------
Future Network PLC (The) (Publishing)(a)       163,000       144,493
--------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)            13,600       109,380
--------------------------------------------------------------------
Hamleys PLC (Specialty Stores)                  45,600       119,798
--------------------------------------------------------------------
Helphire Group PLC (Consumer Finance)(a)        63,000       179,726
--------------------------------------------------------------------
Hornby PLC (Leisure Products)                   20,000       179,388
--------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)       20,000       322,350
--------------------------------------------------------------------
Intercare Group PLC (Health Care Distributors
  & Services)                                   31,600       114,723
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                      32,400   $   350,923
--------------------------------------------------------------------
Johnston Press PLC (Publishing)                 35,300       208,804
--------------------------------------------------------------------
Kier Group PLC (Construction & Engineering)     29,700       198,178
--------------------------------------------------------------------
lastminute.com PLC (Internet Software &
  Services)(a)                                  73,500       121,236
--------------------------------------------------------------------
Luminar PLC (Restaurants)                       16,600       104,470
--------------------------------------------------------------------
Majestic Wine PLC (Brewers)                     19,200       155,697
--------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)      53,200        94,748
--------------------------------------------------------------------
New Look Group PLC (Apparel Retail)             77,800       298,438
--------------------------------------------------------------------
RPS Group PLC (Environmental Services)         130,900       233,131
--------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gambling)        26,200       164,266
--------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)         28,700       205,845
--------------------------------------------------------------------
Telecom plus PLC (Alternative Carriers)         44,100       109,816
--------------------------------------------------------------------
Ultimate Leisure Group PLC (Leisure Products)   17,800        58,096
--------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                      42,600       308,197
--------------------------------------------------------------------
Wimpey (George) PLC (Homebuilding)              23,200        99,464
====================================================================
                                                           7,054,450
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $17,632,774)                        20,572,539
====================================================================

MONEY MARKET FUNDS-4.04%

STIC Liquid Assets Portfolio(e)                431,126       431,126
--------------------------------------------------------------------
STIC Prime Portfolio(e)                        431,126       431,126
====================================================================
    Total Money Market Funds (Cost $862,252)                 862,252
====================================================================
TOTAL INVESTMENTS-100.43% (Cost $18,495,026)              21,434,791
====================================================================
OTHER ASSETS LESS LIABILITIES-(0.43%)                        (92,392)
====================================================================
NET ASSETS-100.00%                                       $21,342,399
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Ctfs. - Certificates
GDR   - Global Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $235,678, which represented 1.10% of the Fund's net assets. Of these securities, 0.53% of the Fund's net assets are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Consists of more than one class of securities traded together as a unit.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $18,495,026)                                  $21,434,791
-----------------------------------------------------------
Foreign currencies, at value (cost $88,052)          88,934
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                   91,183
-----------------------------------------------------------
  Dividends                                          50,538
-----------------------------------------------------------
  Amount due from advisor                            24,217
-----------------------------------------------------------
Investment for deferred compensation plan             9,749
-----------------------------------------------------------
Other assets                                         15,716
===========================================================
    Total assets                                 21,715,128
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              64,077
-----------------------------------------------------------
  Fund shares reacquired                            222,350
-----------------------------------------------------------
  Deferred compensation plan                          9,749
-----------------------------------------------------------
Accrued distribution fees                            23,061
-----------------------------------------------------------
Accrued transfer agent fees                          13,028
-----------------------------------------------------------
Accrued operating expenses                           40,464
===========================================================
    Total liabilities                               372,729
===========================================================
Net assets applicable to shares outstanding     $21,342,399
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $13,596,572
___________________________________________________________
===========================================================
Class B                                         $ 5,689,041
___________________________________________________________
===========================================================
Class C                                         $ 2,056,786
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           1,844,831
___________________________________________________________
===========================================================
Class B                                             782,100
___________________________________________________________
===========================================================
Class C                                             282,902
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      7.37
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.37 divided by
      94.50%)                                   $      7.80
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      7.27
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      7.27
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $31,913)                                      $   289,403
-----------------------------------------------------------
Dividends from affiliated money market funds         20,734
===========================================================
    Total investment income                         310,137
===========================================================

EXPENSES:

Advisory fees                                       197,592
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                      119,319
-----------------------------------------------------------
Distribution fees -- Class A                         44,228
-----------------------------------------------------------
Distribution fees -- Class B                         64,501
-----------------------------------------------------------
Distribution fees -- Class C                         17,125
-----------------------------------------------------------
Interest                                                952
-----------------------------------------------------------
Transfer agent fees                                  80,774
-----------------------------------------------------------
Trustees' fees                                        8,728
-----------------------------------------------------------
Professional fees                                    38,277
-----------------------------------------------------------
Other                                                66,344
===========================================================
    Total expenses                                  687,840
===========================================================
Less: Fees waived and expenses reimbursed          (217,399)
-----------------------------------------------------------
    Expenses paid indirectly                           (382)
===========================================================
    Net expenses                                    470,059
===========================================================
Net investment income (loss)                       (159,922)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (3,676,712)
-----------------------------------------------------------
  Foreign currencies                                 35,539
===========================================================
                                                 (3,641,173)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           2,006,670
-----------------------------------------------------------
  Foreign currencies                                 (2,449)
===========================================================
                                                  2,004,221
===========================================================
Net gain (loss) from investment securities and
  foreign currencies                             (1,636,952)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(1,796,874)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                 2002           2001
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (159,922)   $   (93,543)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (3,641,173)    (3,815,727)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,004,221        697,690
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,796,874)    (3,211,580)
========================================================================================
Share transactions-net:
  Class A                                                       7,577,888        647,205
----------------------------------------------------------------------------------------
  Class B                                                       4,168,394        168,698
----------------------------------------------------------------------------------------
  Class C                                                       1,002,947        256,409
========================================================================================
    Net increase (decrease) in net assets                      10,952,355     (2,139,268)
========================================================================================

NET ASSETS:

  Beginning of year                                            10,390,044     12,529,312
========================================================================================
  End of year                                                 $21,342,399    $10,390,044
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $26,544,735    $13,916,138
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (12,828)        (9,077)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (8,130,363)    (4,453,651)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          2,940,855        936,634
========================================================================================
                                                              $21,342,399    $10,390,044
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increase in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $197,592 and reimbursed expenses of $19,807.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $45,320 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $44,228, $64,501 and $17,125, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $6,559 in front-end sales commissions from the sale of Class A shares and $576, $0 and $994 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $360 and reductions in custodian fees of $22 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $382.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments          $ 2,866,942
-----------------------------------------------------------
Temporary book/tax differences                      (12,828)
-----------------------------------------------------------
Capital loss carryforward                        (7,666,042)
-----------------------------------------------------------
Post-October capital loss deferral                 (390,408)
-----------------------------------------------------------
Shares of beneficial interest                    26,544,735
===========================================================
                                                $21,342,399
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,090.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax difference is the result of trustee deferral of compensation.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2008                              $  220,935
----------------------------------------------------------
December 31, 2009                               3,926,995
----------------------------------------------------------
December 31, 2010                               3,518,112
==========================================================
                                               $7,666,042
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $35,547,089 and $23,062,535, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $3,487,293
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (621,441)
===========================================================
Net unrealized appreciation of investment
  securities                                     $2,865,852
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $18,568,939.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, foreign currency transactions, and other items, on December 31, 2002, undistributed net investment income was increased by $156,171, undistributed net realized gains decreased by $35,539 and shares of beneficial interest decreased by $120,632. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,539,416    $ 27,415,985     1,443,910    $ 10,877,574
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,525,491      11,870,378        87,474         690,405
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        742,433       5,614,529       275,312       2,057,628
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         27,392         208,822            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (27,627)       (208,822)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,690,785)    (20,046,919)   (1,413,403)    (10,230,369)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,041,846)     (7,493,162)      (72,117)       (521,707)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (612,283)     (4,611,582)     (239,549)     (1,801,219)
======================================================================================================================
                                                               1,462,191    $ 12,749,229        81,627    $  1,072,312
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                                              --------------------------------------------
                                                                                          AUGUST 31, 2000
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2002          2001               2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.19       $  9.17            $10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.05)(a)         (0.04)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.22         (1.93)            (0.74)
==========================================================================================================
    Total from investment operations                             0.18         (1.98)            (0.78)
==========================================================================================================
Less dividends from net investment income                          --            --             (0.05)
==========================================================================================================
Net asset value, end of period                                $  7.37       $  7.19            $ 9.17
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  2.50%       (21.59)%           (7.84)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,597       $ 6,969            $8,606
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.01%(c)      2.01%             2.07%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.05%(c)      4.65%             6.28%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.51)%(c)    (0.61)%           (1.28)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                           119%          152%               25%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,636,585.
(d)  Annualized.

                                                                                CLASS B
                                                              -------------------------------------------
                                                                                         AUGUST 31, 2000
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------         DECEMBER 31,
                                                               2002         2001               2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.15       $  9.17            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)     (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.21         (1.92)            (0.74)
=========================================================================================================
    Total from investment operations                            0.12         (2.02)            (0.80)
=========================================================================================================
Less dividends from net investment income                         --            --             (0.03)
=========================================================================================================
Net asset value, end of period                                $ 7.27       $  7.15            $ 9.17
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 1.68%       (22.03)%           (7.99)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,689       $ 2,330            $2,851
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.66%(c)      2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.70%(c)      5.36%             6.98%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets    (1.16)%(c)    (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                          119%          152%               25%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,450,082.
(d)  Annualized.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                         AUGUST 31, 2000
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------         DECEMBER 31,
                                                               2002         2001               2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.14       $  9.17            $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)     (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.22         (1.93)            (0.74)
=========================================================================================================
    Total from investment operations                            0.13         (2.03)            (0.80)
=========================================================================================================
Less dividends from net investment income                         --            --             (0.03)
=========================================================================================================
Net asset value, end of period                                $ 7.27       $  7.14            $ 9.17
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 1.82%       (22.14)%           (7.99)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,057       $ 1,091            $1,073
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.66%(c)      2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.70%(c)      5.36%             6.98%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets    (1.16)%(c)    (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                          119%          152%               25%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,712,492.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM European Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Small Company Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                                  FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                           TAXABLE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                                  MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)                   AIM High Yield Fund II
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund            AIM High Yield Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund                 AIM Strategic Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                       AIM Income Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)                  AIM Global Income Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                            AIM Total Return Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                       AIM Intermediate Government Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                            AIM Short Term Bond Fund
AIM Weingarten Fund                       AIM International Core Equity Fund(2)             AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                             AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                         MORE CONSERVATIVE                         AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                     SECTOR EQUITY                                    MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                      MORE AGGRESSIVE                                       TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                            AIM High Income Municipal Fund
AIM Charter Fund                          AIM Global Financial Services Fund                AIM Municipal Bond Fund
AIM Basic Value Fund                      AIM Global Health Care Fund                       AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                         AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                             MORE CONSERVATIVE
More Conservative                                  MORE CONSERVATIVE

*Domestic equity and income fund




Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and ?nancial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                               [AIM LOGO]
                                                            --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        ESC-AR-1

AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002
                            AIM GLOBAL UTILITIES FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]
                                --Servicemark--



                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                   LE MOULIN DE LA GALETTE BY VINCENT VAN GOGH

        STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR,

     WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE HISTORICAL AND ECONOMIC

          DEVELOPMENT OF CIVILIZATION THROUGH THE CENTURIES. LIKE THEIR

          PREDECESSORS, TODAY'S NETWORK OF GLOBAL UTILITIES ENABLES OUR

                             CONTINUING ADVANCEMENT.

================================================================================

AIM GLOBAL UTILITIES FUND SEEKS TO ACHIEVE A HIGH TOTAL RETURN BY INVESTING IN SECURITIES OF DOMESTIC AND FOREIGN UTILITY COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of domestic and foreign public utilities companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, and debt securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

      Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   As the bear market for stocks extended into a third year, all 10 industry sectors of the S&P 500 index ended the year with losses. Unfortunately, the utilities sector was among the most severely affected, and AIM Global Utilities Fund's portfolio felt the impact. For the year ended December 31, 2002, the fund had total returns at net asset value of -25.96% for Class A shares (the performance of other share classes is shown on page 6). This result paralleled the -22.70% return of the average utility fund as measured by the Lipper Utility Fund Index. The utility sector continued to struggle with deregulation issues as well as overcapacity in some areas.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                          FIRST, PROFESSIONAL ADVICE IS

                          MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                         HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

Stocks remained in the grip of a protracted bear market. It was a very broad-based decline; all 10 industry sectors of the S&P 500 had negative total returns. Unfortunately, the utilities and telecommunications sectors suffered some of the worst damage--only information technology fared worse--and as a sector fund, AIM Global Utilities Fund was required to keep at least 80% of net assets in the sector indicated by its name. The fund's performance felt the impact, as fund Chairman Robert H. Graham discussed in his letter to shareholders on page 1 of this report. Details on this year's fund performance, as well as long-term performance, are presented on page 6. Fiscal year 2002 was a disappointment to all of us on the fund management team, and we know it was one to you as well.

RELEVANT MARKET CONDITIONS

Wavering investor sentiment continued to make the stock market volatile. Concerns about corporate accounting practices, anemic company earnings, mixed economic signals, and the possibility of terrorism and war weighed heavily on investors' minds for much of the year. Except for scattered short-lived rallies, key stock market indexes continued declining until they reached a deep trough in early October before rebounding.

   For the year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses.

   Additional problems affected the utilities sector in particular. Most intractable were weak prices for electricity. Mild weather reduced power usage for residential heating and cooling, and economic slack undercut commercial demand. Since many electric companies' generators burn natural gas, a decrease in power usage typically also affects firms that sell gas.

   Deregulation, introduced to drive down consumer prices by encouraging competition, cut deeply into revenues for both utilities and telecommunications firms. Further making the year difficult for electric utilities was that many were downgraded by credit rating services, a reflection of deteriorating fundamentals.

   The rising price of oil enabled many of our energy stocks to contribute positively, but they were more than outweighed by the poor performance of the utility sector. Companies operating in deregulated energy markets were the poorest performers. While we had very few holdings in this area, our position in Reliant Resources detracted from performance.

   This year, the malfeasance of certain high-profile energy traders cast suspicion on every company even remotely associated with energy trading, even firms whose own behavior was honorable. Alarmed, investors avoided the whole sector for several months, and equity valuations plunged.

================================================================================

                            IN THE DEPLORABLE MARKET

                               WE FACED FOR MOST

                             OF THE YEAR, FEW TRULY

                            POSITIVE OPTIONS EXISTED

                             FOR A UTILITIES FUND.

================================================================================


PORTFOLIO COMPOSITION

========================================================================================================================
INVESTMENT TYPE BREAKDOWN     TOP 10 EQUITY HOLDINGS                   TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
[PIE CHART]                     1. FPL Group, Inc.             5.1%      1. Electric Utilities                     48.1%

EQUITY DOMESTIC         71%     2. Pinnacle West Capital Corp. 5.0       2. Multi-Utilities & Unregulated Power    16.6

EQUITY INTERNATIONAL    18%     3. Energy East Corp.           4.3       3. Integrated Telecommunication Services  11.8

BONDS & CONVERTIBLES     5%     4. DTE Energy Co.              4.2       4. Gas Utilities                          10.0

CASH & OTHER             6%     5. Southern Co. (The)          3.8       5. Water Utilities                         2.3

                                6. NiSource Inc.               3.7       6. Wireless Telecommunication Services     1.5

                                7. National Grid Co. PLC       3.2       7. Diversified Metals & Mining             1.2
                                   (United Kingdom)
                                                                         8. Industrial Conglomerates                1.1
                                8. Verizon Communications Inc. 3.2
                                                                         9. Broadcasting & Cable TV                 0.7
                                9. BellSouth Corp.             2.5
                                                                        10. Integrated Oil & Gas                    0.6
                               10. Sempra Energy               2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================================

   During the fourth quarter, the stock market and the utilities sector finally did rebound, though not enough to offset the damage of the previous three quarters. Additionally, power usage increased due to colder weather in the Northeast and an uptick in business activity, which increased revenue for power producers. This boost enabled top-10 holdings Southern Company, FPL Group and Pinnacle West to contribute positively to the fund's performance.

   The telecommunications sector, after struggling for several quarters, was the broad market's top performer in the fourth-quarter rebound. With this resurgence, the performance of top-10 holdings Verizon Communications and BellSouth climbed into positive numbers for the year. So did the fund; its total return at NAV for the fourth quarter topped 10% for all share classes.

FUND STRATEGIES AND TECHNIQUES

We took action on all fronts in managing the fund, but in the deplorable market we faced for most of the year, few truly positive options existed for a utilities fund.

   To minimize the negative impact of deregulation, we placed more assets in holdings that do a larger part of their business in regulated markets, where prices are more stable, taking opportunities to buy stocks of such companies while they were at historically low valuations. Such companies also typically pay higher dividends. Among these were some foreign holdings that provided an additional boost from positive currency translation as the dollar weakened against other currencies.

   When buying equities, we focus on the ratings of their underlying debt as a measure of quality, so although there were fund holdings that received downgrades from credit rating agencies, the great majority of our holdings retained investment grade ratings.

   We divested our holdings in Dynegy and El Paso, two energy marketing and trading firms that were detracting from the fund's performance.

   On the horizon: Additional electric capacity is scheduled to become available in 2003. Regulated utilities typically hold up better, since non-regulated companies are more vulnerable to falling prices, so we will focus on seeking out the best regulated utilities.

IN CLOSING

We see reasons for cautious optimism. After the fourth-quarter rebound and the change in weather and business conditions, the situation for utilities appeared greatly improved, though in ways not immune to further change. In any case, we want to assure you that we continue to work diligently on your behalf to achieve a high total return. The U.S. economy and the stock market have always recovered from economic downturns, but the timing has always been impossible to predict, and remains so. We continue to urge our investors to maintain a long-term focus and to remain well diversified to combat risk.

As of 12/31/02, based on total net assets

===========================================
TOP COUNTRIES
-------------------------------------------
1. United States                  79.0%

2. United Kingdom                  9.0

3. Italy                           3.4

4. Spain                           3.4

5. France                          2.2

6. Germany                         1.5

7. Greece                          0.8

8. Brazil                          0.7

TOTAL HOLDINGS                      66

TOTAL NET ASSETS        $157.1 million
===========================================

eDELIVERY

REDUCE YOUR PAPER MAIL WITH AIM'S eDELIVERY

Sign up for eDelivery and you can have your fund reports and prospectuses delivered electronically. To enroll, go to aiminvestments.com, select "My AIM Account," log in, click on the "Service Center" tab and select "Register for eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.


================================================================================
                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                                 ROBERT G. ALLEY
                                CLAUDE C. CODY IV
                                 JAN H. FRIEDLI
                                 CRAIG A. SMITH
                                 MEGGAN M. WALSH

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================


                                    [GRAPHIC]

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/92-12/31/02

                                [MOUNTAIN CHART]

                 AIM GLOBAL UTILITIES        S&P 500            LIPPER UTILITY
DATE             FUND CLASS A SHARES          INDEX               FUND INDEX
12/31/92                  9450                10000                  10000
03/31/93                 10294                10437                  10847
06/30/93                 10585                10486                  11153
09/30/93                 11159                10757                  11687
12/31/93                 10614                11007                  11340
03/31/94                  9789                10591                  10540
06/30/94                  9320                10634                  10205
09/30/94                  9501                11153                  10397
12/31/94                  9387                11151                  10287
03/31/95                  9711                12235                  10747
06/30/95                 10554                13401                  11450
09/30/95                 11275                14465                  12242
12/31/95                 12021                15335                  13076
03/31/96                 12169                16157                  13026
06/30/96                 12578                16880                  13500
09/30/96                 12445                17400                  13195
12/31/96                 13688                18850                  14298
03/31/97                 13549                19357                  14157
06/30/97                 14974                22732                  15416
09/30/97                 15939                24432                  16193
12/31/97                 16931                25134                  17973
03/31/98                 18748                28638                  19756
06/30/98                 18475                29587                  19452
09/30/98                 17406                26648                  19250
12/31/98                 19639                32318                  21280
03/31/99                 19196                33927                  20488
06/30/99                 21002                36311                  22721
09/30/99                 20847                34047                  21949
12/31/99                 26340                39109                  24370
03/31/00                 30786                40008                  26101
06/30/00                 27691                38943                  24771
09/30/00                 28146                38566                  27246
12/31/00                 25675                35551                  26459
03/31/01                 23618                31342                  24715
06/30/01                 22348                33174                  23916
09/30/01                 18781                28311                  20976
12/31/01                 18400                31337                  20809
03/31/02                 18559                31423                  20357
06/30/02                 15520                27217                  17725
09/30/02                 12321                22516                  14701
12/31/02                 13636                24413                  16083

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

   Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

   This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.



FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

as of 12/31/02 including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
  10 Years                         3.15%
  5 Years                         -5.32
  1 Year                         -30.03

CLASS B SHARES
  Inception (9/1/93)               1.46%
  5 Years                         -5.27
  1 Year                         -30.15

CLASS C SHARES
  Inception (8/4/97)              -2.96%
  5 Years                         -4.98
  1 Year                         -27.23

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                          -25.96%
CLASS B SHARES                          -26.56
CLASS C SHARES                          -26.52
S&P 500 (BROAD MARKET INDEX)            -22.09
LIPPER UTILITY FUND INDEX (PEER GROUP)  -22.70

================================================================================

EDUCATION AND PLANNING

EXPOSING IRA MYTHS


There's no secret about how to invest for a secure retirement. Disciplined investing, getting an early start, diversifying your investments and saving in tax-deferred accounts are just a few rules your financial advisor is likely to stress. Another important rule is to know the truth about individual retirement accounts (IRAs), the retirement-savings vehicle used by millions of Americans.


MYTH 1: THERE'S NO REASON TO CONTRIBUTE TO AN IRA IF I CAN'T TAKE A TAX DEDUCTION FOR MY CONTRIBUTION. While many investors can deduct contributions to traditional IRAs from their federal income taxes, income limits do apply. But even if you exceed those income limits, there's still reason to contribute to an
IRA: tax-deferred compounding. Tax-deferred compounding allows your retirement savings to grow faster in a tax-deferred IRA than in a taxable savings account.


MYTH 2: I CAN'T OPEN AN IRA BECAUSE I DON'T HAVE THE MAXIMUM $3,000 TO CONTRIBUTE. No problem--just make smaller periodic contributions instead of a single large contribution. Remember, too, that even if you can't contribute the maximum allowed, it's important to contribute what you can. Finally, making periodic contributions to your IRA may allow you to benefit from dollar-cost averaging--buying more shares when prices are low and fewer shares when prices are high. Dollar-cost averaging cannot guarantee profits or protect against losses in declining markets, and since it involves investing regardless of fluctuating securities prices, investors should consider their ability to continue making purchases during periods of low prices.


MYTH 3: IT DOESN'T MATTER WHAT TIME OF YEAR I MAKE MY IRA CONTRIBUTION. If you do make a lump-sum contribution, make it early in the year. By contributing early in the year, your money can grow all year long and you'll have more time to accumulate the savings you'll need when you retire.


MYTH 4: AN IRA ISN'T THAT GOOD A DEAL, SINCE MY WITHDRAWALS WILL BE TAXED WHEN I MAKE THEM. That's true of traditional IRAs--but not of Roth IRAs. Contributions to traditional IRAs are made with pre-tax dollars and they grow tax-deferred; withdrawals from traditional IRAs are taxed as ordinary income. Contributions to Roth IRAs are made with after-tax dollars and they grow tax-free; withdrawals from Roth IRAs are not taxed as long as they are qualified distributions. Your financial advisor can explain which type of IRA is best for you.


MYTH 5: I PARTICIPATE IN MY EMPLOYER'S 401(k) PLAN, SO I MAY NOT BE ABLE TO OPEN AN IRA. It's your income, not your participation in an employer-sponsored retirement plan, that determines whether or not you can open an IRA. With the exception of certain high-income individuals and couples, most people can contribute to a Roth IRA with after-tax dollars--even if they participate in an employer-sponsored retirement plan. Similarly, most people can contribute to a traditional IRA using pre-tax dollars even if they participate in an employer-sponsored retirement plan--although the deduction they receive is phased out as their income rises.


MYTH 6: IT'S SMARTER TO WAIT UNTIL I'M MAKING MORE MONEY BEFORE I OPEN MY IRA. When investing for retirement, or for any long-term goal, time is your biggest asset, so start saving early! The table to the left shows why.

None of the information here should be considered tax advice. You should consult your tax advisor for information concerning your individual situation. Withdrawals from retirement accounts other than Roth IRAs are subject to ordinary income tax. Withdrawals before age 59 1/2 may also be subject to a 10% penalty.


================================================================================

         WANT $1 MILLION FOR RETIREMENT? STARTING EARLY MAKES IT EASIER.

      CURRENT             YEARS TO SAVE                   MONTHLY SAVINGS
        AGE             UNTIL RETIREMENT            NEEDED TO REACH $1 MILLION

        25                      40                          $   158
        35                      30                          $   442
        45                      20                          $ 1,317
        55                      10                          $ 4,882

All figures assume a 10% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year, and there is no guarantee that a specific rate of return will be achieved.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC STOCKS-70.75%

DIVERSIFIED METALS & MINING-1.24%

Peabody Energy Corp.                               66,700   $  1,949,641
========================================================================

ELECTRIC UTILITIES-43.08%

American Electric Power Co., Inc.                  63,600      1,738,188
------------------------------------------------------------------------
CenterPoint Energy, Inc.                          205,000      1,742,500
------------------------------------------------------------------------
Cinergy Corp.                                      47,000      1,584,840
------------------------------------------------------------------------
CMS Energy Corp.                                  178,000      1,680,320
------------------------------------------------------------------------
Consolidated Edison, Inc.                          65,000      2,783,300
------------------------------------------------------------------------
Constellation Energy Group, Inc.                   86,500      2,406,430
------------------------------------------------------------------------
Dominion Resources, Inc.                           28,000      1,537,200
------------------------------------------------------------------------
DTE Energy Co.                                    143,000      6,635,200
------------------------------------------------------------------------
Edison International(a)                            55,500        657,675
------------------------------------------------------------------------
Entergy Corp.                                      62,000      2,826,580
------------------------------------------------------------------------
Exelon Corp.                                       34,500      1,820,565
------------------------------------------------------------------------
FirstEnergy Corp.                                  90,000      2,967,300
------------------------------------------------------------------------
FPL Group, Inc.                                   132,000      7,937,160
------------------------------------------------------------------------
Northeast Utilities                               134,000      2,032,780
------------------------------------------------------------------------
OGE Energy Corp.                                  106,000      1,865,600
------------------------------------------------------------------------
PG&E Corp.(a)                                      77,000      1,070,300
------------------------------------------------------------------------
Pinnacle West Capital Corp.                       228,600      7,792,974
------------------------------------------------------------------------
PPL Corp.                                          75,000      2,601,000
------------------------------------------------------------------------
Progress Energy, Inc.                              36,500      1,582,275
------------------------------------------------------------------------
Public Service Enterprise Group Inc.               63,600      2,041,560
------------------------------------------------------------------------
Puget Energy, Inc.                                 96,000      2,116,800
------------------------------------------------------------------------
Southern Co. (The)                                209,700      5,953,383
------------------------------------------------------------------------
TXU Corp.                                          86,500      1,615,820
------------------------------------------------------------------------
Wisconsin Energy Corp.                             62,500      1,575,000
------------------------------------------------------------------------
Xcel Energy, Inc.                                 101,650      1,118,150
========================================================================
                                                              67,682,900
========================================================================

GAS UTILITIES-9.48%

KeySpan Corp.                                      55,000      1,938,200
------------------------------------------------------------------------
Kinder Morgan, Inc.                                37,200      1,572,444
------------------------------------------------------------------------
NiSource Inc.                                     290,000      5,800,000
------------------------------------------------------------------------
Peoples Energy Corp.                               44,000      1,700,600
------------------------------------------------------------------------
Sempra Energy                                     164,000      3,878,600
========================================================================
                                                              14,889,844
========================================================================

INDUSTRIAL CONGLOMERATES-1.10%

General Electric Co.                               70,800      1,723,980
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-7.23%

BellSouth Corp.                                   154,100      3,986,567
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

SBC Communications Inc.                            88,000   $  2,385,680
------------------------------------------------------------------------
Verizon Communications Inc.                       128,662      4,985,653
========================================================================
                                                              11,357,900
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-8.62%

Aquila, Inc.(a)                                   221,510        392,073
------------------------------------------------------------------------
Duke Energy Corp.                                 129,634      2,533,048
------------------------------------------------------------------------
Energy East Corp.                                 306,200      6,763,958
------------------------------------------------------------------------
Equitable Resources, Inc.                          22,100        774,384
------------------------------------------------------------------------
MDU Resources Group, Inc.                          31,000        800,110
------------------------------------------------------------------------
Mirant Corp.(a)                                   211,114        399,005
------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.          34,300        569,380
------------------------------------------------------------------------
ONEOK, Inc.                                        41,000        787,200
------------------------------------------------------------------------
Reliant Resources, Inc.(a)                        161,663        517,322
========================================================================
                                                              13,536,480
========================================================================
    Total Domestic Stocks (Cost $125,475,755)                111,140,745
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-17.92%

BRAZIL-0.74%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                            415,000      1,166,150
========================================================================

FRANCE-2.20%

Suez S.A. (Multi-Utilities & Unregulated
  Power)                                          142,750      2,478,549
========================================================================
Total Fina Elf S.A. (Integrated Oil & Gas)          6,800        971,523
========================================================================
                                                               3,450,072
========================================================================

GERMANY-1.51%

E.ON A.G. (Electric Utilities)                     58,880      2,376,567
========================================================================

GREECE-0.79%

Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01; Cost $1,008,054)(b)(c)       89,300      1,237,403
========================================================================

ITALY-3.44%

ACEA S.p.A. (Multi-Utilities & Unregulated
  Power) (Acquired 07/12/99; Cost
  $3,909,910)(b)                                  428,800      1,899,560
------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)
  (Acquired 12/03/01; Cost $621,491)(b)           247,600        844,734
------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                     526,700      2,659,465
========================================================================
                                                               5,403,759
========================================================================

SPAIN-3.44%

Endesa, S.A. (Electric Utilities)                 227,000      2,656,970
------------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)              39,600        447,480
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SPAIN-(CONTINUED)

Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                  255,743   $  2,290,017
========================================================================
                                                               5,394,467
========================================================================

UNITED KINGDOM-5.80%

Kelda Group PLC (Water Utilities)                 538,407      3,679,376
------------------------------------------------------------------------
National Grid Transco PLC (Multi-Utilities &
  Unregulated Power)                              202,526      1,490,113
------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities &
  Unregulated Power)                              151,936      1,528,069
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   1,034,218      1,887,765
------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                      29,200        529,104
========================================================================
                                                               9,114,427
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $36,539,270)                            28,142,845
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-5.46%

BROADCASTING & CABLE TV-0.65%

TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                              $1,000,000      1,024,020
========================================================================

COMPUTER HARDWARE-0.16%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Sub. Gtd. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $4,556,330)(b)(c)(d)                          4,866,000        257,898
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.42%

AT&T Broadband Corp., Unsec. Gtd. Notes,
  8.38%, 03/15/13                               1,961,000      2,226,696
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-3.23%

National Grid Co. PLC (United Kingdom), Conv.
  Bonds, 4.25%, 02/17/08 (Acquired 02/05/98;
  Cost $4,574,700)(b)(e)                  GBP   2,760,000   $  5,073,181
========================================================================
    Total Bonds & Notes (Cost $12,105,548)                     8,581,795
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-6.00%

STIC Liquid Assets Portfolio(f)                 4,714,847      4,714,847
------------------------------------------------------------------------
STIC Prime Portfolio(f)                         4,714,847      4,714,847
========================================================================
    Total Money Market Funds (Cost
      $9,429,694)                                              9,429,694
========================================================================
TOTAL INVESTMENTS-100.13% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost $183,550,267)                 157,295,079
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-25.08%

STIC Liquid Assets Portfolio(f)(g)             19,697,198     19,697,198
------------------------------------------------------------------------
STIC Prime Portfolio(f)(g)                     19,697,197     19,697,197
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $39,394,395)                                      39,394,395
========================================================================
TOTAL INVESTMENTS-125.21% (Cost $222,944,662)                196,689,474
========================================================================
OTHER ASSETS LESS LIABILITIES-(25.21%)                       (39,605,855)
========================================================================
NET ASSETS-100.00%                                          $157,083,619
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The aggregate market value of these securities at 12/31/02 was $9,312,776, which represented 5.93% of the Fund's net assets. The Fund has no rights to demand registration of these securities. Of these securities, 3.39% of the Fund's net assets are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $222,944,662)*                               $196,689,474
-----------------------------------------------------------
Foreign currencies, at value (cost $432,129)        447,757
-----------------------------------------------------------
Receivables for:
  Investments sold                                9,704,733
-----------------------------------------------------------
  Fund shares sold                                  120,592
-----------------------------------------------------------
  Dividends and interest                            494,249
-----------------------------------------------------------
Investment for deferred compensation plan            40,330
-----------------------------------------------------------
Other assets                                         19,460
===========================================================
    Total assets                                207,516,595
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          10,021,194
-----------------------------------------------------------
  Fund shares reacquired                            653,520
-----------------------------------------------------------
  Deferred compensation plan                         40,330
-----------------------------------------------------------
  Collateral upon return of securities loaned    39,394,395
-----------------------------------------------------------
Accrued distribution fees                           134,145
-----------------------------------------------------------
Accrued transfer agent fees                          79,851
-----------------------------------------------------------
Accrued operating expenses                          109,541
===========================================================
    Total liabilities                            50,432,976
===========================================================
Net assets applicable to shares outstanding    $157,083,619
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $106,962,173
___________________________________________________________
===========================================================
Class B                                        $ 44,071,470
___________________________________________________________
===========================================================
Class C                                        $  6,049,976
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           9,534,470
___________________________________________________________
===========================================================
Class B                                           3,936,899
___________________________________________________________
===========================================================
Class C                                             540,662
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.22
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.22 divided
      by 94.50%)                               $      11.87
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.19
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.19
___________________________________________________________
===========================================================

* At December 31, 2002, securities with an aggregate market value of $38,567,596 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $119,530)                                 $  7,232,247
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             193,866
-----------------------------------------------------------
Interest                                            891,292
-----------------------------------------------------------
Security lending income                             200,312
===========================================================
    Total investment income                       8,517,717
===========================================================

EXPENSES:

Advisory fees                                     1,212,142
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       67,162
-----------------------------------------------------------
Distribution fees -- Class A                        329,368
-----------------------------------------------------------
Distribution fees -- Class B                        623,671
-----------------------------------------------------------
Distribution fees -- Class C                         83,143
-----------------------------------------------------------
Transfer agent fees                                 680,690
-----------------------------------------------------------
Trustees' fees                                        9,731
-----------------------------------------------------------
Other                                               172,417
===========================================================
    Total expenses                                3,228,324
===========================================================
Less: Fees waived                                   (10,747)
-----------------------------------------------------------
    Expenses paid indirectly                         (4,867)
===========================================================
    Net expenses                                  3,212,710
===========================================================
Net investment income                             5,305,007
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (40,821,250)
-----------------------------------------------------------
  Foreign currencies                                 89,267
-----------------------------------------------------------
  Option contracts written                          519,873
===========================================================
                                                (40,212,110)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (29,868,477)
-----------------------------------------------------------
  Foreign currencies                                 22,669
===========================================================
                                                (29,845,808)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (70,057,918)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(64,752,911)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   5,305,007    $   4,578,201
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (40,212,110)     (26,958,931)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (29,845,808)    (100,097,424)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (64,752,911)    (122,478,154)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (3,815,987)      (3,297,866)
--------------------------------------------------------------------------------------------
  Class B                                                        (1,247,649)        (987,904)
--------------------------------------------------------------------------------------------
  Class C                                                          (170,081)        (115,036)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --       (1,890,557)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (1,101,351)
--------------------------------------------------------------------------------------------
  Class C                                                                --         (130,115)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (18,909,941)     (18,046,172)
--------------------------------------------------------------------------------------------
  Class B                                                       (29,029,595)     (19,327,801)
--------------------------------------------------------------------------------------------
  Class C                                                        (2,715,781)        (646,339)
============================================================================================
    Net increase (decrease) in net assets                      (120,641,945)    (168,021,295)
============================================================================================

NET ASSETS:

  Beginning of year                                             277,725,564      445,746,859
============================================================================================
  End of year                                                 $ 157,083,619    $ 277,725,564
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 251,890,975    $ 295,785,459
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                73,943          116,903
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (68,649,680)     (26,875,713)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (26,231,619)       8,698,915
============================================================================================
                                                              $ 157,083,619    $ 277,725,564
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve a high total return. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. Effective September 23, 2002, AIM has voluntarily agreed to waive advisory fees in the amount of 0.02% of average net assets for one year. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $10,747.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $389,672 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $329,368, $623,671 and $83,143, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $22,958 in front-end sale commissions from the sale of Class A shares and $505, $996 and $3,535 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,055 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,280 and reductions in custodian fees of $1,587 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,867.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $38,567,596 were on loan to brokers. The loans were secured by cash collateral of $39,394,395 received by the Fund and subsequently invested in affiliated money market funds as follows: $19,697,198 in STIC Liquid Assets Portfolio and $19,697,197 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $200,312 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --      $      --
----------------------------------------------------------
Written                              11,892        752,624
----------------------------------------------------------
Closed                                 (544)       (39,798)
----------------------------------------------------------
Exercised                            (2,545)      (492,043)
----------------------------------------------------------
Expired                              (8,803)      (220,783)
==========================================================
End of year                              --      $      --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                         2002          2001
--------------------------------------------------------------
Distributions paid from:
Ordinary income                       $5,233,717    $4,851,946
--------------------------------------------------------------
Long-term capital gain                        --     2,670,883
==============================================================
                                      $5,233,717    $7,522,829
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $    159,538
-----------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                 (26,690,805)
-----------------------------------------------------------
Temporary book/tax differences                      (64,050)
-----------------------------------------------------------
Capital loss carryforward                       (68,212,039)
-----------------------------------------------------------
Shares of beneficial interest                   251,890,975
===========================================================
                                               $157,083,619
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $23,569.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                          CAPITAL LOSS
EXPIRATION                                CARRYFORWARD
------------------------------------------------------
December 31, 2009                         $18,490,169
------------------------------------------------------
December 31, 2010                          49,721,870
======================================================
                                          $68,212,039
______________________________________________________
======================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $105,168,075 and $140,596,552, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 16,661,262
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (43,375,636)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(26,714,374)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $223,403,848.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, premium amortization, and the merger transaction on December 31, 2002, undistributed net investment income was decreased by $114,250, undistributed net realized gains (losses) decreased by $1,561,857 and shares of beneficial interest increased by $1,676,107. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        949,587    $ 12,605,008     1,794,576    $ 34,716,035
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        398,925       5,334,927       859,987      17,105,311
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        613,148       9,024,735       226,533       4,463,280
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        280,719       3,433,259       283,142       4,686,155
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         91,166       1,110,123       111,990       1,793,582
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         12,269         149,446        12,912         207,366
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                        609,422       6,380,412            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        448,140       4,682,205            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         15,466         161,591            --              --
======================================================================================================================
Conversion of Class B shares to Class A shares:**
  Class A                                                        950,791      12,830,006            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (953,214)    (12,830,006)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (4,216,515)    (54,158,626)   (3,018,253)    (57,448,362)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,113,600)    (27,326,844)   (2,091,008)    (38,226,694)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (849,183)    (12,051,553)     (282,906)     (5,316,985)
======================================================================================================================
                                                              (3,762,879)   $(50,655,317)   (2,103,027)   $(38,020,312)
______________________________________________________________________________________________________________________
======================================================================================================================

 * As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Global Infrastructure Fund pursuant to a plan of reorganization approved by AIM Global Infrastructure Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 1,073,028 shares of the Fund for 2,195,890 shares of AIM Global Infrastructure Fund outstanding as of the close of business on September 20, 2002. AIM Global Infrastructure Fund's net assets at that date of $11,224,208 including $(5,084,726) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $144,339,163.
** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2002          2001             2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.64      $  22.45         $  26.08      $  21.01      $  19.26
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.37(a)       0.29(a)(b)       0.33(a)       0.38(a)       0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.40)        (6.63)           (1.00)         6.60          2.53
=================================================================================================================================
    Total from investment operations                             (4.03)        (6.34)           (0.67)         6.98          3.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.39)        (0.29)           (0.28)        (0.35)        (0.46)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         (0.18)           (2.68)        (1.56)        (0.80)
=================================================================================================================================
    Total distributions                                          (0.39)        (0.47)           (2.96)        (1.91)        (1.26)
=================================================================================================================================
Net asset value, end of period                                $  11.22      $  15.64         $  22.45      $  26.08      $  21.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 (25.96)%      (28.33)%          (2.54)%       34.15%        16.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $106,962      $171,432         $267,200      $238,432      $196,665
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.33%(d)      1.12%            1.03%         1.10%         1.06%
=================================================================================================================================
Ratio of net investment income to average net assets              2.88%(d)      1.53%(b)         1.23%         1.69%         2.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             54%           19%              52%           37%           38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.57%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $131,746,999.


                                                                                           CLASS B
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                               2002         2001             2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.60      $ 22.38         $  26.03      $  20.98      $  19.24
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.28(a)      0.15(a)(b)       0.13(a)       0.21(a)       0.33
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.41)       (6.60)           (1.01)         6.59          2.53
===============================================================================================================================
    Total from investment operations                            (4.13)       (6.45)           (0.88)         6.80          2.86
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.15)           (0.09)        (0.19)        (0.32)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --        (0.18)           (2.68)        (1.56)        (0.80)
===============================================================================================================================
    Total distributions                                         (0.28)       (0.33)           (2.77)        (1.75)        (1.12)
===============================================================================================================================
Net asset value, end of period                                $ 11.19      $ 15.60         $  22.38      $  26.03      $  20.98
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                (26.56)%     (28.87)%          (3.28)%       33.16%        15.14%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,071      $94,615         $160,820      $142,632      $111,866
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          2.08%(d)     1.88%            1.80%         1.84%         1.81%
===============================================================================================================================
Ratio of net investment income to average net assets             2.13%(d)     0.78%(b)         0.46%         0.95%         1.64%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            54%          19%              52%           37%           38%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $62,367,097.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2002         2001            2000         1999        1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.59      $ 22.37         $ 26.02      $20.97      $19.24
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.28(a)      0.15(a)(b)      0.13(a)     0.21(a)     0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.40)       (6.60)          (1.01)       6.59        2.52
==========================================================================================================================
    Total from investment operations                            (4.12)       (6.45)          (0.88)       6.80        2.85
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.15)          (0.09)      (0.19)      (0.32)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --        (0.18)          (2.68)      (1.56)      (0.80)
==========================================================================================================================
    Total distributions                                         (0.28)       (0.33)          (2.77)      (1.75)      (1.12)
==========================================================================================================================
Net asset value, end of period                                $ 11.19      $ 15.59         $ 22.37      $26.02      $20.97
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                (26.52)%     (28.88)%         (3.28)%     33.18%      15.09%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 6,050      $11,679         $17,727      $6,702      $2,994
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.08%(d)     1.88%           1.80%       1.84%       1.81%
==========================================================================================================================
Ratio of net investment income to average net assets             2.13%(d)     0.78%(b)        0.46%       0.95%       1.64%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            54%          19%             52%         37%         38%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $8,314,308.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Utilities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Utilities Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                    TRUSTEE AND/
NAME, YEAR OF BIRTH AND             OR OFFICER         PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     SINCE              DURING PAST 5 YEARS                        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946      1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and President                     Group Inc. (financial services holding
                                                       company); and Director and Vice Chairman,
                                                       AMVESCAP PLC (parent of AIM and a global
                                                       investment management firm); formerly,
                                                       President and Chief Executive Officer, A
                                                       I M Management Group Inc.; Director,
                                                       Chairman and President, A I M Advisors,
                                                       Inc. (registered investment advisor);
                                                       Director and Chairman, A I M Capital
                                                       Management, Inc. (registered investment
                                                       advisor), A I M Distributors, Inc.
                                                       (registered broker dealer), A I M Fund
                                                       Services, Inc., (registered transfer
                                                       agent), and Fund Management Company
                                                       (registered broker dealer)
------------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                             Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                       (financial services holding company);      Bond Funds, Inc., INVESCO
                                                       Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                       Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                       advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                       Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                       advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                       (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                       Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                       (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                       Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                       dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                       AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                       AIM and a global investment management
                                                       firm); formerly, Director, Chairman and
                                                       Chief Executive Officer, INVESCO Funds
                                                       Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                        investment company)
------------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944        1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                             (technology consulting company)            and Captaris, Inc. (unified
                                                                                                  messaging provider)
------------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941         2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                             Member of Advisory Board of Rotary Power   investment company)
                                                       International (designer, manufacturer,
                                                       and seller of rotary power engines); and
                                                       Director, The Boss Group (private equity
                                                       group); formerly, Director, President and
                                                       Chief Executive Officer, Volvo Group
                                                       North America, Inc.; Senior Vice
                                                       President, AB Volvo; and director of
                                                       various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935      1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                             Corp.; President and Chief Operating
                                                       Officer, Mercantile-Safe Deposit & Trust
                                                       Co.; and President, Mercantile Bankshares
                                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                             Century Group, Inc. (government affairs
                                                       company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                             Naftalis and Frankel LLP                   investment company)
------------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950       1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                             of the USA
------------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942         1992               Partner, law firm of Pennock & Cooper      None
   Trustee
------------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935          2001               Retired                                    None
   Trustee
------------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939           1993               Executive Vice President, Development and  None
   Trustee                                             Operations, Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 100% is eligible for the dividends received deduction for corporations.

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                                    FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                            TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                    MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                    AIM High Yield Fund II
AIM Opportunities I Fund(2)(3)          AIM International Emerging Growth Fund             AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                  AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                        AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                   AIM Global Income Fund
AIM Opportunities II Fund(2)(3)         AIM Global Growth Fund                             AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                        AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                             AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)              AIM Floating Rate Fund
AIM Opportunities III Fund(2)(3)                                                           AIM Limited Maturity Treasury Fund(4)(5)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                          AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                  SECTOR EQUITY                                         MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                   MORE AGGRESSIVE                                           TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                        MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                             AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                 AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                        AIM Tax-Free Intermediate Fund(4)(5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                          AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund More Conservative
AIM Basic Balanced Fund*                                                                               MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2)The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3)Effective Oct. 1, 2002, the fund reopened to new investors. (4)Class A shares closed to new investors on Oct. 30, 2002. (5)Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                               [AIM LOGO]
                                                            --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        GLU-AR-1

AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002

                           AIM INTERNATIONAL EMERGING
                                   GROWTH FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                      THE SEINE AT ASNIERES BY CLAUDE MONET

PERHAPS THE QUINTESSENTIAL IMPRESSIONIST, MONET'S WORK ATTEMPTS TO RECORD VISUAL

      REALITY IN TERMS OF TRANSIENT LIGHT AND COLOR. FASCINATED BY WATER'S

 TRANSPARENCY AND REFLECTIVE QUALITIES, MONET LIKED TO LIVE CLOSE TO THE SEINE

  RIVER AND PAINTED A NUMBER OF WATERSCAPES LIKE THE ONE SHOWN HERE. WHILE THE

BEAUTY AND SERENITY OF THE SEINE AND EUROPEAN COUNTRYSIDE REFLECTED HERE REMAIN,

     EUROPE AS WELL AS MANY OTHER REGIONS HAVE TRANSFORMED INTO FORMIDABLE

INTERNATIONAL MARKETS. WHILE LARGER FOREIGN COMPANIES MAY BE MORE WELL-KNOWN TO

  INVESTORS, SMALL AND MID-SIZE FOREIGN COMPANIES ARE MAKING A STATEMENT. AIM

 INTERNATIONAL EMERGING GROWTH FUND INVESTS IN SMALL AND MID-SIZE INTERNATIONAL

                                   COMPANIES.

================================================================================


AIM INTERNATIONAL EMERGING GROWTH FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SECURITIES OF SMALL- AND MID-SIZE INTERNATIONAL COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in small- and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund is nondiversified, which may increase risks as well as potential rewards. This means that with respect to 50% of its assets, the fund may invest more than 5% of its assets in securities of any one issuer.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the portfolio's total return.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o   The unmanaged MSCI Europe, Australasia and the Far East (the
    EAFE--Registered Trademark--) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

o The unmanaged MSCI All Country (AC) World Free ex-USA Growth Index tracks the performance of securities in approximately 50 developed and emerging countries, excluding the United States, covered by Morgan Stanley Capital International. The Growth portion measures performance of companies with higher price/earnings ratios and higher forecasted growth values. A "free" index represents actual buyable opportunities for global investors.

o The unmanaged Lipper International Small Cap Fund Category represents an average of the performance of international small-cap mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                         In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

        Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

In general, stocks around the world declined in 2002. However, a weak U.S. dollar benefited many international/global funds as investments purchased in local currency were translated back into dollars in the funds. Also, foreign small and mid-cap stocks outperformed their large-cap counterparts, which proved beneficial for the fund. In this environment, AIM International Emerging Growth Fund Class A shares returned -2.68%, at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). Fund performance was quite creditable compared to that of its benchmarks. Over the same time period, the fund's broad market index, the MSCI EAFE Index returned -15.94%, while the Lipper International Small Cap Fund Category returned -12.13 %.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003




================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                            HELP YOU UNDERSTAND YOUR

                           ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS




INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
Chief Investment Officer

 [GARY T. CRUM PHOTO]

     GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

     We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

     We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

     Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

     AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

     AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

     For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

     Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

     Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

     As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

     AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

     This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

     AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

     We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR

The year 2002 was challenging for most equity markets both in the U.S. and abroad. Rising foreign currency values, however, helped boost international fund returns. As discussed in the letter from Robert H. Graham, AIM International Emerging Growth Fund returned -2.68% for Class A shares at NAV for the one-year period ended December 31, 2002. Like you, we never like negative returns, but given the difficult conditions of equity markets around the world, we believe the fund performed very well relative to its benchmark indexes. Returns for all fund share classes and benchmark indexes can be found on page 6.

RELEVANT MARKET CONDITIONS

While international equity markets as a whole declined, returns varied significantly by region. European markets were largely lower, hard hit by weak economic data, rising unemployment figures, and disappointing corporate earnings. The year ended on a positive note, as the European Central Bank (ECB) finally cut interest rates in early December. For nearly a year, the ECB has left rates alone, but the December cut and the possibility of future rate reductions could help stimulate growth in the region.

     Asian stocks fared better during the year. Although a decline in information technology spending would eventually weigh on Asian (ex-Japan) markets, the region showed strong economic momentum early in the year. For the year, Asian markets (sans Japan, which was down decidedly at year-end) were the best performers in the world, with a few posting positive returns and the group as a whole declining much less than European and U.S. markets.

     On a capitalization basis, international small caps fared better than the market as a whole. The MSCI EAFE Index--considered representative of international markets--posted a return of -15.94% for the year. International small-cap stocks outperformed EAFE's return by more than 800 basis points.

     Foreign equities generally outperformed U.S. stocks--the S&P 500 Index returned -22.09% for the year--due to rising international currency values. Indeed, many foreign currencies appreciated against the dollar last year; notable among them were the:

     o    Australian dollar (up 10.2%)

     o    Japanese yen (up 9.7%)

     o    British pound (up 10.7%)

     o    Euro (up 18%)



   This currency movement proved beneficial to international funds that do not hedge currencies as stocks are purchased in local currency and are then translated back and valued in dollar terms for the fund.

FUND STRATEGIES AND TECHNIQUES

The fund primarily invests in small- and mid-size international stocks, which, as we mentioned earlier, outperformed their large-cap peers. Some of the factors we feel helped small- and mid-cap performance and reasons we find these stocks attractive include: lower stock valuations, lower correlation to global markets and simpler business models compared to larger companies.

LOWER STOCK VALUATIONS: Overall, international small- and mid-cap stocks

PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets

===========================================================================================================================
TOP COUNTRIES                       TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------------
[PIE CHART]                         1.  Puma A.G. Rudolf Dassler Sport                  1.  Household Appliances       6.1%
                                        (Germany)                               3.1%
INDIA                    3.2%                                                           2.  Banks                      5.7
                                    2.  Anglo Irish Bank Corp. PLC (Ireland)    3.1
AUSTRALIA                3.3%                                                           3.  Specialty Stores           4.9
                                    3.  Merloni Elettrodomestici S.p.A.
GERMANY                  4.0%           (Italy)                                 2.7     4.  Health Care Equipment      4.0

HONG KONG                4.5%       4.  Saeco International Group S.p.A.                5.  Pharmaceuticals            4.0
                                        (Italy)                                 2.2
NETHERLANDS              4.7%                                                           6.  Packaged Foods & Meats     3.3
                                    5.  AKITA Drilling Ltd.-Class A (Canada)    1.8
SWEDEN                   4.8%                                                           7.  Footwear                   3.1
                                    6.  Cattles PLC (United Kingdom)            1.8
ITALY                    7.9%                                                           8.  Food Distributors          3.1
                                    7.  Grafton Group PLC-Units (Ireland)       1.7
IRELAND                 11.4%                                                           9.  Consumer Finance           2.7
                                    8.  Richelieu Hardware Ltd. (Canada)        1.6
UNITED KINGDOM          11.6%                                                          10.  Publishing                 2.6
                                    9.  Sligro Food Group N.V. (Netherlands)    1.6
CANADA                  19.9%
                                   10.  Fyffes PLC (Ireland)                    1.5
OTHER COUNTRIES & CASH  24.7%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===========================================================================================================================

continue to trade at a discount to their large-cap counterparts. In fact, international stocks in general sport lower stock valuations than their U.S. peers. Therefore, we feel we are able to find growth companies in the small and mid-cap level at some rather attractive valuations.

LOWER CORRELATION TO GLOBAL MARKETS:

Smaller companies are often less influenced by global market trends--a particular benefit with the slowing global economy--than large multinational companies.

    As smaller companies often have a domestic focus, regional or national economic conditions often have a greater influence on smaller companies than world trends.

SIMPLER BUSINESS MODELS: Small companies generally have simpler business models with fewer divisions, products and management layers than large companies. These factors make small companies more straightforward with respect to value drivers, thereby making the company easier to understand and analyze. Given the concern this year over corporate governance and accountability, greater transparency has been a positive factor for smaller companies.

     To give you more insight into the types of companies the fund owns, let's look at two stocks that continue to be top performers for the fund.

o Merloni Elettrodomestici, an Italian home appliance manufacturer, continues to be a top contributor for the fund. The company continues to gain market share by focusing on product innovation, select acquisitions and a meaningful presence in Eastern Europe.

o Cattles, the United Kingdom's sub-prime lender, weakened over the second half of the year due to fears of a weakening economic environment. We still find the stock attractive, however, as we believe Cattles' continued pruning of its customer base mitigates any credit quality risk. In fact, the recent tightening of lending practices among traditional banks has shifted many relatively good customers onto Cattles' higher-margin customer lists.

     Although we select stocks on a company-by-company basis, we found good growth opportunities this year in both the consumer discretionary and consumer staples sectors. And recently, we have also begun adding to the downtrodden telecommunications sector through European telecom stocks. We are beginning to find these companies attractive as they are now focusing on cash flow, while cutting capital expenditures and debt.

IN CLOSING

Given the difficult market conditions international markets faced in 2002, we are pleased with the fund's relative performance compared to its benchmark indexes. We will continue to work diligently to meet the fund's investment objective of long-term growth of capital. See important fund and index disclosures inside front cover.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          JASON T. HOLZER, LEAD MANAGER

                         BARRETT K. SIDES, LEAD MANAGER

                                   SHUXIN CAO

                                 BORGE ENDRESEN

                                   ASSISTED BY

                       ASIA PACIFIC & Europe/CANADA TEAMS

                          See important fund and index

                         disclosures inside front cover

                           For More Information Visit

                                    [GRAPHIC]

                               AIMinvestments.com

================================================================================

STRONG FOREIGN CURRENCIES BENEFIT INTERNATIONAL FUNDS

================================================================================

EURO APPRECIATES 18% DURING 2002


                                    [BAR CHART]

   12/31/01               US$0.89
   12/31/02               US$1.05


                                                            Source: Bloomberg LP

Past performance cannot guarantee comparable future results. Examples used in copy are for illustrative purposes only and do not reflect an investment in any specific security.

================================================================================

After many years of dominance, the U.S. dollar began to show signs of weakness in 2002. Meanwhile, many foreign currency values rose. While this might have meant a more expensive foreign vacation, it was good news for U.S. shareholders invested in dollar-denominated international funds.

     How do currency movements affect fund returns? Let's look at an example. As shown by the bars to the left, the euro was valued at US$0.89 on December 31, 2001. At year-end 2002, however, the euro had risen to US$1.05. That's a gain of 18%. Therefore, if an international fund manager had purchased a stock for 1000 euros on December 31, 2001, he would have paid US$890. If he held it for a year, that stock would now be valued at US$1,050--a gain of 18% simply through currency movement. (Assuming the fund does not hedge currencies.)

     This simplistic illustration does not take into consideration stock price movement. Given the same example, even if the stock price declined 20% by year-end, the 18% currency gain would help limit losses to around 2%. Of course, the converse is also true--weaker foreign currencies can hamper returns, as they did through much of 1990s. When foreign currencies are weak compared to the dollar, stock price gains are minimized and losses exaggerated.

FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/02

                                [MOUNTAIN CHART]


           AIM INTERNATIONAL       AIM INTERNATIONAL          AIM INTERNATIONAL                   MSCI ACWF    LIPPER INTERNATIONAL
          EMERGING GROWTH FUND    EMERGING GROWTH FUND      EMERGING GROWTH FUND    MSCI EAFE       EX-USA       SMALL CAP FUND
DATE        CLASS A SHARES          CLASS B SHARES              CLASS C SHARES        INDEX      GROWTH INDEX    CATAGORY AVERAGE

08/31/00        9450                      10000                   10000                10000         10000           10000
09/30/00        8930                       9450                    9450                 9513          9244            9489
10/31/00        8250                       8720                    8730                 9288          8721            8825
11/30/00        7172                       7581                    7590                 8940          8227            8147
12/31/00        7532                       7951                    7950                 9258          8346            8324
01/31/01        8146                       8591                    8600                 9253          8488            8479
02/28/01        7126                       7511                    7520                 8559          7530            7985
03/31/01        6237                       6570                    6580                 7988          6956            7206
04/30/01        6577                       6931                    6930                 8543          7437            7596
05/31/01        6719                       7080                    7079                 8242          7177            7609
06/30/01        6577                       6930                    6919                 7905          6839            7256
07/31/01        6502                       6850                    6839                 7761          6657            6955
08/31/01        6388                       6720                    6709                 7564          6345            6840
09/30/01        5557                       5841                    5839                 6798          5696            5957
10/31/01        6076                       6381                    6379                 6972          5940            6231
11/30/01        6502                       6821                    6819                 7229          6293            6513
12/31/01        6742                       7071                    7070                 7272          6390            6560
01/31/02        6752                       7071                    7070                 6886          6095            6473
02/28/02        6837                       7171                    7159                 6934          6174            6506
03/31/02        7245                       7591                    7580                 7343          6461            6869
04/30/02        7379                       7731                    7720                 7357          6475            6989
05/31/02        7616                       7971                    7970                 7451          6484            7147
06/30/02        7626                       7981                    7970                 7154          6275            6873
07/31/02        6932                       7251                    7240                 6448          5618            6272
08/31/02        6876                       7191                    7180                 6433          5594            6176
09/30/02        6296                       6571                    6570                 5742          5102            5594
10/31/02        6410                       6691                    6690                 6051          5394            5654
11/30/02        6552                       6831                    6830                 6325          5580            5835
12/31/02        6563                       6635                    6840                 6113          5448            5760

                                                                                                                Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

====================================================================================================================================

     Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

     Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

     Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.


FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/02, including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
 Inception (8/31/00)              -16.51%
  1 Year                           -7.99

Class B Shares
 Inception (8/31/00)              -16.12%
  1 Year                           -8.09

Class C Shares
 Inception (8/31/00)              -15.02%
  1 Year                           -4.22

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                                                -2.68%
CLASS B SHARES                                                -3.25
CLASS C SHARES                                                -3.25
MSCI EAFE (BROAD MARKET INDEX)                               -15.94
MSCI AC WORLD FREE EX-USA GROWTH
(STYLE-SPECIFIC INDEX)                                       -16.45
LIPPER INTERNATIONAL SMALL CAP
FUND CATEGORY (PEER GROUP)                                   -12.13

================================================================================

EDUCATION AND PLANNING

EXPOSING IRA MYTHS

There's no secret about how to invest for a secure retirement. Disciplined investing, getting an early start, diversifying your investments and saving in tax-deferred accounts are just a few rules your financial advisor is likely to stress. Another important rule is to know the truth about individual retirement accounts (IRAs), the retirement-savings vehicle used by millions of Americans.

MYTH 1: THERE'S NO REASON TO CONTRIBUTE TO AN IRA IF I CAN'T TAKE A TAX DEDUCTION FOR MY CONTRIBUTION. While many investors can deduct contributions to traditional IRAs from their federal income taxes, income limits do apply. But even if you exceed those income limits, there's still reason to contribute to an
IRA: tax-deferred compounding. Tax-deferred compounding allows your retirement savings to grow faster in a tax-deferred IRA than in a taxable savings account.

MYTH 2: I CAN'T OPEN AN IRA BECAUSE I DON'T HAVE THE MAXIMUM $3,000 TO CONTRIBUTE. No problem--just make smaller periodic contributions instead of a single large contribution. Remember, too, that even if you can't contribute the maximum allowed, it's important to contribute what you can. Finally, making periodic contributions to your IRA may allow you to benefit from dollar-cost averaging--buying more shares when prices are low and fewer shares when prices are high. Dollar-cost averaging cannot guarantee profits or protect against losses in declining markets, and since it involves investing regardless of fluctuating securities prices, investors should consider their ability to continue making purchases during periods of low prices.

MYTH 3: IT DOESN'T MATTER WHAT TIME OF YEAR I MAKE MY IRA CONTRIBUTION. If you do make a lump-sum contribution, make it early in the year. By contributing early in the year, your money can grow all year long and you'll have more time to accumulate the savings you'll need when you retire.

MYTH 4: AN IRA ISN'T THAT GOOD A DEAL, SINCE MY WITHDRAWALS WILL BE TAXED WHEN I MAKE THEM. That's true of traditional IRAs--but not of Roth IRAs. Contributions to traditional IRAs are made with pre-tax dollars and they grow tax-deferred; withdrawals from traditional IRAs are taxed as ordinary income. Contributions to Roth IRAs are made with after-tax dollars and they grow tax-free; withdrawals from Roth IRAs are not taxed as long as they are qualified distributions. Your financial advisor can explain which type of IRA is best for you.

MYTH 5: I PARTICIPATE IN MY EMPLOYER'S 401(K) PLAN, SO I MAY NOT BE ABLE TO OPEN AN IRA. It's your income, not your participation in an employer-sponsored retirement plan, that determines whether or not you can open an IRA. With the exception of certain high-income individuals and couples, most people can contribute to a Roth IRA with after-tax dollars--even if they participate in an employer-sponsored retirement plan. Similarly, most people can contribute to a traditional IRA using pre-tax dollars even if they participate in an employer-sponsored retirement plan--although the deduction they receive is phased out as their income rises.


MYTH 6: IT'S SMARTER TO WAIT UNTIL I'M MAKING MORE MONEY BEFORE I OPEN MY IRA. When investing for retirement, or for any long-term goal, time is your biggest asset, so start saving early! The table to the left shows why.

================================================================================

        WANT $1 MILLION FOR RETIREMENT? STARTING EARLY MAKES IT EASIER.

       CURRENT             YEARS TO SAVE                  MONTHLY SAVINGS
         AGE             UNTIL RETIREMENT            NEEDED TO REACH $1 MILLION

         25                      40                          $   158
         35                      30                          $   442
         45                      20                          $ 1,317
         55                      10                          $ 4,882

All figures assume a 10% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year, and there is no guarantee that a specific rate of return will be achieved.

================================================================================

None of the information here should be considered tax advice. You should consult your tax advisor for information concerning your individual situation. Withdrawals from retirement accounts other than Roth IRAs are subject to ordinary income tax. Withdrawals before age 59 1/2 may also be subject to a 10% penalty.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.13%

AUSTRALIA-3.31%

Cochlear Ltd. (Health Care Equipment)            4,700    $   102,806
---------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)          16,849        167,823
---------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                   50,800        101,483
---------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                   48,400        172,464
=====================================================================
                                                              544,576
=====================================================================

BELGIUM-1.32%

Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                   9,100        216,751
=====================================================================

CANADA-19.92%

AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                     22,600        301,151
---------------------------------------------------------------------
Alimentation Couche-Tard Inc.-Class B (Food
  Retail)(a)                                    11,800        100,572
---------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)     26,000        237,311
---------------------------------------------------------------------
CCL Industries Inc.-Class B (Metal & Glass
  Containers)                                   18,900        233,936
---------------------------------------------------------------------
CoolBrands International, Inc.
  (Restaurants)(a)                              41,800        142,506
---------------------------------------------------------------------
DataMirror Corp. (Application Software)(a)      24,500        159,728
---------------------------------------------------------------------
Dorel Industries Inc.-Class B (Home
  Furnishings)(a)                                4,200         96,171
---------------------------------------------------------------------
Fortis, Inc. (Electric Utilities)                2,500         83,482
---------------------------------------------------------------------
Forzani Group Ltd. (The)-Class A (Specialty
  Stores)(a)                                    15,900        205,399
---------------------------------------------------------------------
Gennum Corp. (Electronic Equipment &
  Instruments)                                  14,300        107,782
---------------------------------------------------------------------
Home Capital Group Inc.-Class B (Banks)         23,300        214,890
---------------------------------------------------------------------
IPL Inc.-Class A (Metal & Glass Containers)      7,500        114,442
---------------------------------------------------------------------
La Senza Corp. (Apparel Retail)                 27,200        173,006
---------------------------------------------------------------------
Leon's Furniture Ltd. (Specialty Stores)         6,000        116,397
---------------------------------------------------------------------
MAAX Inc. (Building Products)                    8,300         88,955
---------------------------------------------------------------------
Mega Bloks Inc. (Leisure Products)(a)           10,100        150,967
---------------------------------------------------------------------
Mega Bloks Inc. (Leisure Products) (Acquired
  05/02/02; Cost $59,464)(a)(b)                  6,400         95,662
---------------------------------------------------------------------
Richelieu Hardware Ltd. (Distributors)          27,600        256,303
---------------------------------------------------------------------
Ritchie Bros. Auctioneers Inc. (Diversified
  Commercial Services)(a)                        3,900        126,165
---------------------------------------------------------------------
RONA Inc. (Specialty Stores) (Acquired
  10/28/02; Cost $120,582)(a)(b)                14,000        120,659
---------------------------------------------------------------------
Shermag Inc. (Home Furnishings)(a)              21,000        156,278
=====================================================================
                                                            3,281,762
=====================================================================

CHINA-2.91%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                     530,000        178,400
---------------------------------------------------------------------
BYD Co. Ltd.-Class H (Electrical Components &
  Equipment) (Acquired 07/26/02; Cost
  $75,866)(a)(b)                                53,500        107,707
---------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                       126,000         53,753
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

CHINA-(CONTINUED)

Tsingtao Brewery Co. Ltd.-Class H (Brewers)    276,000    $   138,911
=====================================================================
                                                              478,771
=====================================================================

CZECH REPUBLIC-0.50%

Komercni Banka A.S. (Banks)                      1,200         82,947
=====================================================================

FINLAND-0.71%

Instrumentarium Corp.-Class B (Health Care
  Equipment)                                     2,900        116,230
=====================================================================

FRANCE-1.77%

Buffalo Grill S.A. (Restaurants)(c)             12,550         13,833
---------------------------------------------------------------------
Camaieu (Apparel Retail)                         5,000        188,955
---------------------------------------------------------------------
SEB S.A. (Household Appliances)                  1,000         88,809
=====================================================================
                                                              291,597
=====================================================================

GERMANY-4.03%

Puma A.G. Rudolf Dassler Sport (Footwear)        7,430        507,211
---------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)        3,900        156,801
=====================================================================
                                                              664,012
=====================================================================

HONG KONG-4.45%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                    77,000        148,105
---------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)
  (Acquired 01/15/01-05/07/02; Cost
  $47,615)(a)(b)                               210,000         52,510
---------------------------------------------------------------------
Fountain Set (Holdings) Ltd. (Textiles)        294,000        162,108
---------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-07/29/02;
  Cost $94,166)(b)                             116,000        110,072
---------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)               94,000         69,911
---------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                     548,000        142,297
---------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)     500,000         48,086
=====================================================================
                                                              733,089
=====================================================================

INDIA-3.20%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                              5,400        104,382
---------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                       9,800        131,908
---------------------------------------------------------------------
Hero Honda Motors Ltd. (Motorcycle
  Manufacturers)                                16,300         92,259
---------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)     16,000        197,956
=====================================================================
                                                              526,505
=====================================================================

IRELAND-11.38%

Anglo Irish Bank Corp. PLC (Banks)              70,600        502,482
---------------------------------------------------------------------
First Active PLC (Consumer Finance)             26,400        149,652
---------------------------------------------------------------------
Fyffes PLC (Food Distributors)                 180,800        250,529
---------------------------------------------------------------------


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
IRELAND-(CONTINUED)

Grafton Group PLC-Units (Trading Companies &
  Distributors)(d)                              75,100    $   275,927
---------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)          19,200        151,164
---------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(a)                                   6,500        174,915
---------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                               18,300        135,433
---------------------------------------------------------------------
Paddy Power PLC (Casinos & Gambling)            44,600        234,094
=====================================================================
                                                            1,874,196
=====================================================================

ISRAEL-0.76%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                           3,320        124,832
=====================================================================

ITALY-7.92%

Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                   3,700        115,629
---------------------------------------------------------------------
De'Longhi S.p.A. (Consumer Electronics)         38,400        171,319
---------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                   42,900        451,243
---------------------------------------------------------------------
Permasteelisa S.p.A. (Building Products)        13,200        207,712
---------------------------------------------------------------------
Saeco International Group S.p.A. (Household
  Appliances)(a)                                97,200        359,166
=====================================================================
                                                            1,305,069
=====================================================================

JAPAN-0.47%

Alps Electric Co., Ltd. (Electronic Equipment
  & Instruments)(a)                              7,000         77,205
=====================================================================

NETHERLANDS-4.73%

Heijmans N.V.-Dutch Ctfs. (Construction &
  Engineering)                                  10,700        187,580
---------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    50,900        195,082
---------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)       6,100        256,139
---------------------------------------------------------------------
Volker Wessels Stevin N.V.-Dutch Ctfs.
  (Construction & Engineering)(a)                7,000        141,160
=====================================================================
                                                              779,961
=====================================================================

NORWAY-1.69%

Aktiv Kapital A.S.A. (Diversified Financial
  Services)                                     37,475        227,102
---------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                       6,500         51,114
=====================================================================
                                                              278,216
=====================================================================

SINGAPORE-2.02%

Informatics Holdings Ltd. (Diversified
  Commercial Services)                         175,000        116,021
---------------------------------------------------------------------
Keppel Corp. Ltd. (Multi-Sector Holdings)       61,000        130,116
---------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     95,000         85,985
=====================================================================
                                                              332,122
=====================================================================

SOUTH KOREA-0.98%

CJ Corp. (Packaged Foods & Meats)                2,710        104,648
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

SOUTH KOREA-(CONTINUED)

Kook Soon Dang Brewery Co., Ltd. (Brewers)       2,500    $    56,385
=====================================================================
                                                              161,033
=====================================================================

SPAIN-2.12%

Compania de Distribucion Integral Logista,
  S.A. (Publishing)                              8,400        181,120
---------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                    10,300         83,580
---------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02;
  Cost $88,343)(a)(b)                           14,000         85,240
=====================================================================
                                                              349,940
=====================================================================

SWEDEN-4.84%

Biacore International A.B. (Health Care
  Equipment)(a)                                  7,100        150,450
---------------------------------------------------------------------
Clas Ohlson A.B.-Class B (Specialty Stores)      4,900        122,736
---------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                 20,500        207,755
---------------------------------------------------------------------
Sectra A.B.-Class B (Electronic Equipment &
  Instruments)                                  27,000        148,008
---------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                    21,400        168,818
=====================================================================
                                                              797,767
=====================================================================

SWITZERLAND-0.53%

Centerpulse A.G. (Health Care Equipment)
  (Acquired 12/11/02-12/12/02; Cost
  $82,415)(a)(b)                                   500         87,199
=====================================================================

TAIWAN-0.98%

Nien Made Enterprise Co., Ltd. (Consumer
  Electronics)(a)                               79,380        161,509
=====================================================================

UNITED KINGDOM-11.59%

Cattles PLC (Consumer Finance)                  62,200        289,725
---------------------------------------------------------------------
Chloride Group PLC (Electrical Components &
  Equipment)                                   115,000         58,386
---------------------------------------------------------------------
Cranswick PLC (Packaged Foods & Meats)          27,900        240,128
---------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                9,100         83,499
---------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)             9,600         77,209
---------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)        5,400         87,035
---------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                      18,200        197,123
---------------------------------------------------------------------
Johnston Press PLC (Publishing)                 16,000         94,642
---------------------------------------------------------------------
lastminute.com PLC (Internet Software &
  Services)(a)                                  69,500        114,638
---------------------------------------------------------------------
Majestic Wine PLC (Brewers)                     14,300        115,962
---------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      5,150         73,626
---------------------------------------------------------------------
RPS Group PLC (Environmental Services)          55,000         97,954
---------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)         21,700        155,639
---------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                      30,800        222,828
=====================================================================
                                                            1,908,394
=====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $14,022,639)                         15,173,683
=====================================================================


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

MONEY MARKET FUNDS-7.79%

STIC Liquid Assets Portfolio(e)                641,539    $   641,539
---------------------------------------------------------------------
STIC Prime Portfolio(e)                        641,539        641,539
=====================================================================
    Total Money Market Funds (Cost
      $1,283,078)                                           1,283,078
=====================================================================
TOTAL INVESTMENTS-99.92% (Cost $15,305,717)                16,456,761
=====================================================================
OTHER ASSETS LESS LIABILITIES-0.08%                            13,414
=====================================================================
NET ASSETS-100.00%                                        $16,470,175
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Ctfs. - Certificates

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $659,049, which represented 4.00% of the Fund's net assets. Of these securities, 0.58% of the Fund's net assets are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Each unit represents one ordinary share, one ordinary C share, and nine redeemable shares.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002


ASSETS:

Investments, at market value (cost
  $15,305,717)                                  $16,456,761
-----------------------------------------------------------
Foreign currencies, at value (cost $901)                648
-----------------------------------------------------------
Receivables for:
  Investments sold                                   56,023
-----------------------------------------------------------
  Fund shares sold                                   45,497
-----------------------------------------------------------
  Dividends                                          20,652
-----------------------------------------------------------
  Amount due from advisor                            22,205
-----------------------------------------------------------
Investment for deferred compensation plan             9,738
-----------------------------------------------------------
Other assets                                         14,961
===========================================================
    Total assets                                 16,626,485
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             86,264
-----------------------------------------------------------
  Deferred compensation plan                          9,738
-----------------------------------------------------------
Accrued distribution fees                            19,351
-----------------------------------------------------------
Accrued transfer agent fees                          14,957
-----------------------------------------------------------
Accrued operating expenses                           26,000
===========================================================
    Total liabilities                               156,310
===========================================================
Net assets applicable to shares outstanding     $16,470,175
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 9,702,623
___________________________________________________________
===========================================================
Class B                                         $ 3,918,465
___________________________________________________________
===========================================================
Class C                                         $ 2,849,087
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           1,404,057
___________________________________________________________
===========================================================
Class B                                             572,859
___________________________________________________________
===========================================================
Class C                                             416,859
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      6.91
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.91 divided by
      94.50%)                                   $      7.31
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $      6.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $      6.83
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,499)                                      $   178,077
-----------------------------------------------------------
Dividends from affiliated money market funds         14,053
-----------------------------------------------------------
Interest                                                257
===========================================================
    Total investment income                         192,387
===========================================================

EXPENSES:

Advisory fees                                       157,455
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       71,232
-----------------------------------------------------------
Distribution fees -- Class A                         35,029
-----------------------------------------------------------
Distribution fees -- Class B                         35,669
-----------------------------------------------------------
Distribution fees -- Class C                         29,990
-----------------------------------------------------------
Transfer agent fees                                  70,011
-----------------------------------------------------------
Trustees' fees                                        8,705
-----------------------------------------------------------
Registration and filing fees                         31,868
-----------------------------------------------------------
Professional fees                                    32,096
-----------------------------------------------------------
Other                                                22,486
===========================================================
    Total expenses                                  544,541
===========================================================
Less: Fees waived and expenses reimbursed          (169,440)
-----------------------------------------------------------
    Expenses paid indirectly                           (354)
===========================================================
    Net expenses                                    374,747
===========================================================
Net investment income (loss)                       (182,360)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (1,423,301)
-----------------------------------------------------------
  Foreign currencies                                (12,547)
===========================================================
                                                 (1,435,848)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (215,677)
-----------------------------------------------------------
  Foreign currencies                                   (799)
===========================================================
                                                   (216,476)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (1,652,324)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(1,834,684)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                 2002           2001
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (182,360)   $  (144,940)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (1,435,848)    (3,426,468)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (216,476)     2,127,186
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,834,684)    (1,444,222)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --        (23,732)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       5,678,996        479,977
----------------------------------------------------------------------------------------
  Class B                                                       2,421,609        279,960
----------------------------------------------------------------------------------------
  Class C                                                         398,520        247,353
========================================================================================
    Net increase (decrease) in net assets                       6,664,441       (460,664)
========================================================================================

NET ASSETS:

  Beginning of year                                             9,805,734     10,266,398
========================================================================================
  End of year                                                 $16,470,175    $ 9,805,734
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $20,706,870    $12,397,467
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (14,261)        (9,076)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (5,373,839)    (3,950,538)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          1,151,405      1,367,881
========================================================================================
                                                              $16,470,175    $ 9,805,734
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $157,455 and reimbursed expenses of $11,985.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $35,402 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $35,029, $35,669 and $29,990, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $5,940 in front-end sales commissions from the sale of Class A shares and $482, $0 and $521 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $285 and reductions in custodian fees of $69 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $354.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

  The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                            2002      2001
------------------------------------------------------------
Distributions paid from ordinary income    $  --     $23,732
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments            1,121,390
-----------------------------------------------------------
Temporary book/tax differences                      (12,813)
-----------------------------------------------------------
Capital loss carryforward                        (5,343,824)
-----------------------------------------------------------
Post-October currency loss deferral                  (1,448)
-----------------------------------------------------------
Shares of beneficial interest                    20,706,870
===========================================================
                                                $16,470,175
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $361.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation.

The Fund's capital loss carryforward expires as follows:

                                              CAPITAL
EXPIRATION                               LOSS CARRYFORWARD
----------------------------------------------------------
December 31, 2008                           $  161,713
----------------------------------------------------------
December 31, 2009                            3,598,747
----------------------------------------------------------
December 31, 2010                            1,583,364
==========================================================
                                            $5,343,824
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $25,815,710 and $18,207,264, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $1,928,498
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (807,469)
===========================================================
Net unrealized appreciation of investment
  securities                                     $1,121,029
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $15,335,732.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating losses, and other items on December 31, 2002, undistributed net investment income was increased by $177,175, undistributed net realized gains increased by $12,547 and shares of beneficial interest decreased by $189,722. This reclassification had no effect on the net assets of the Fund.



NOTE 9--SHARE INFORMATION


Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                        2001
                                                              --------------------------    -----------------------
                                                                SHARES         AMOUNT        SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,320,793    $ 24,876,290     993,758    $ 7,031,221
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        639,639       4,859,028     109,838        803,969
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        505,667       3,617,347     515,389      3,642,409
===================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --       3,265         22,694
===================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                          3,706          26,644          --             --
-------------------------------------------------------------------------------------------------------------------
  Class B                                                         (3,719)        (26,644)         --             --
===================================================================================================================
Reacquired:
  Class A                                                     (2,653,242)    (19,223,938)   (970,367)    (6,573,938)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (348,193)     (2,410,775)    (75,401)      (524,009)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                       (454,970)     (3,218,827)   (482,373)    (3,395,056)
===================================================================================================================
                                                               1,009,681    $  8,499,125      94,109    $ 1,007,290
___________________________________________________________________________________________________________________
===================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.



                                                                                  CLASS A
                                                                --------------------------------------------
                                                                                           AUGUST 31, 2000
                                                                YEAR ENDED DECEMBER        (DATE OPERATIONS
                                                                        31,                COMMENCED) TO
                                                                --------------------       DECEMBER 31,
                                                                 2002         2001             2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.10       $  7.97            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)     (0.08)(a)          (0.03)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)        (0.76)             (2.00)
============================================================================================================
    Total from investment operations                             (0.19)        (0.84)             (2.03)
============================================================================================================
Less dividends from net investment income                           --         (0.03)                --
============================================================================================================
Net asset value, end of period                                  $ 6.91       $  7.10            $  7.97
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (2.68)%      (10.48)%           (20.30)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $9,703       $ 5,202            $ 5,625
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(c)      2.00%(d)           2.11%(e)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               3.03%(c)      4.53%(d)           6.83%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(c)    (1.12)%            (1.09)%(e)
============================================================================================================
Ratio of interest expense to average net assets                   0.00%         0.02%                --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            118%          145%                30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,008,271.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without waivers and expense reimbursements, respectively.
(e)  Annualized.



                                                                                  CLASS B
                                                                --------------------------------------------

                                                                YEAR ENDED DECEMBER        AUGUST 31, 2000
                                                                        31,                (DATE OPERATIONS
                                                                --------------------       COMMENCED) TO
                                                                 2002         2001         DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.07       $  7.95            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)     (0.13)(a)          (0.05)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)        (0.75)             (2.00)
============================================================================================================
    Total from investment operations                             (0.23)        (0.88)             (2.05)
============================================================================================================
Net asset value, end of period                                  $ 6.84       $  7.07            $  7.95
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (3.25)%      (11.07)%           (20.50)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,918       $ 2,016            $ 1,992
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.66%(c)      2.70%(d)           2.81%(e)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               3.68%(c)      5.23%(d)           7.53%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.50)%(c)    (1.83)%            (1.79)%(e)
============================================================================================================
Ratio of interest expense to average net assets                   0.00%         0.02%                --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            118%          145%                30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,566,952.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively.
(e)  Annualized.


                                                                                  CLASS C
                                                                --------------------------------------------
                                                                                           AUGUST 31, 2000
                                                                     YEAR ENDED            (DATE OPERATIONS
                                                                    DECEMBER 31,           COMMENCED) TO
                                                                --------------------       DECEMBER 31,
                                                                 2002         2001             2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.07       $  7.95            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)     (0.13)(a)          (0.05)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)        (0.75)             (2.00)
============================================================================================================
    Total from investment operations                             (0.24)        (0.88)             (2.05)
============================================================================================================
Net asset value, end of period                                  $ 6.83       $  7.07            $  7.95
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (3.39)%      (11.07)%           (20.50)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,849       $ 2,588            $ 2,649
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.66%(c)      2.70%(d)           2.81%(e)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               3.68%(c)      5.23%(d)           7.53%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.50)%(c)    (1.83)%            (1.79)%(e)
============================================================================================================
Ratio of interest expense to average net assets                   0.00%         0.02%                --
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            118%          145%                30%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,998,999.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively.
(e)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM International Emerging Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                    TRUSTEE AND/
NAME, YEAR OF BIRTH AND             OR OFFICER         PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     SINCE              DURING PAST 5 YEARS                        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946      1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and President                     Group Inc. (financial services holding
                                                       company); and Director and Vice Chairman,
                                                       AMVESCAP PLC (parent of AIM and a global
                                                       investment management firm); formerly,
                                                       President and Chief Executive Officer, A
                                                       I M Management Group Inc.; Director,
                                                       Chairman and President, A I M Advisors,
                                                       Inc. (registered investment advisor);
                                                       Director and Chairman, A I M Capital
                                                       Management, Inc. (registered investment
                                                       advisor), A I M Distributors, Inc.
                                                       (registered broker dealer), A I M Fund
                                                       Services, Inc., (registered transfer
                                                       agent), and Fund Management Company
                                                       (registered broker dealer)
------------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                             Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                       (financial services holding company);      Bond Funds, Inc., INVESCO
                                                       Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                       Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                       advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                       Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                       advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                       (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                       Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                       (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                       Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                       dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                       AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                       AIM and a global investment management
                                                       firm); formerly, Director, Chairman and
                                                       Chief Executive Officer, INVESCO Funds
                                                       Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                        investment company)
------------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944        1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                             (technology consulting company)            and Captaris, Inc. (unified
                                                                                                  messaging provider)
------------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941         2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                             Member of Advisory Board of Rotary Power   investment company)
                                                       International (designer, manufacturer,
                                                       and seller of rotary power engines); and
                                                       Director, The Boss Group (private equity
                                                       group); formerly, Director, President and
                                                       Chief Executive Officer, Volvo Group
                                                       North America, Inc.; Senior Vice
                                                       President, AB Volvo; and director of
                                                       various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935      1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                             Corp.; President and Chief Operating
                                                       Officer, Mercantile-Safe Deposit & Trust
                                                       Co.; and President, Mercantile Bankshares
                                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                             Century Group, Inc. (government affairs
                                                       company) and Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937          1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                             Naftalis and Frankel LLP                   investment company)
------------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950       1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                             of the USA
------------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942         1992               Partner, law firm of Pennock & Cooper      None
   Trustee
------------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935          2001               Retired                                    None
   Trustee
------------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939           1993               Executive Vice President, Development and  None
   Trustee                                             Operations, Hines Interests Limited
                                                       Partnership (real estate development
                                                       company)
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--



     DOMESTIC EQUITY                   INTERNATIONAL/GLOBAL EQUITY                             FIXED INCOME

     MORE AGGRESSIVE                       MORE AGGRESSIVE                                         TAXABLE

AIM Emerging Growth Fund            AIM Developing Markets Fund                                MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)        AIM European Small Company Fund
AIM Aggressive Growth Fund          AIM Asia Pacific Growth Fund(2)                      AIM High Yield Fund II
AIM Opportunities I Fund(2)(3)      AIM International Emerging Growth Fund               AIM High Yield Fund
AIM Mid Cap Growth Fund             AIM Global Aggressive Growth Fund                    AIM Strategic Income Fund
AIM Libra Fund                      AIM European Growth Fund(2)                          AIM Income Fund
AIM Dent Demographic Trends Fund    AIM International Growth Fund(2)                     AIM Global Income Fund
AIM Opportunities II Fund(2)(3)     AIM Global Growth Fund                               AIM Total Return Bond Fund
AIM Constellation Fund              AIM Worldwide Spectrum Fund                          AIM Intermediate Government Fund
AIM Large Cap Growth Fund           AIM Global Trends Fund                               AIM Short Term Bond Fund
AIM Weingarten Fund                 AIM International Core Equity Fund(2)                AIM Floating Rate Fund
AIM Opportunities III Fund(2)(3)                                                         AIM Limited Maturity Treasury Fund(4)(5)
AIM Small Cap Equity Fund                 MORE CONSERVATIVE                              AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)            SECTOR EQUITY                                        MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)              MORE AGGRESSIVE                                         TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                  AIM New Technology Fund                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund        AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund      AIM Global Energy Fund                               AIM High Income Municipal Fund
AIM Charter Fund                    AIM Global Financial Services Fund                   AIM Municipal Bond Fund
AIM Basic Value Fund                AIM Global Health Care Fund                          AIM Tax-Free Intermediate Fund(4)(5)
AIM Large Cap Basic Value Fund      AIM Global Utilities Fund                            AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                  AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                        MORE CONSERVATIVE
                                          MORE CONSERVATIVE
      MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, ASK YOUR FINANCIAL ADVISOR FOR A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. THIS BROCHURE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions.

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                      College     Separately
Mutual      Retirement                Savings     Managed       Offshore    Alternative     Cash
Funds       Products     Annuities    Plans       Accounts      Products    Investments     Management


                                                              [AIM LOGO]
                                                           --Servicemark--

                                                  [INVEST WITH DISCIPLINE LOGO]
                                                       --Registered Trademark--

AIMinvestments.com                                                     IEG-AR-1

                        ANNUAL REPORT / DECEMBER 31, 2002
                          AIM MID CAP BASIC VALUE FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]
                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

           WOMAN WITH A STRING OF PEARLS, OR CLEOPATRA BY DONATO CRETI

 CRETI PRODUCED THIS REMARKABLY BEAUTIFUL WORK IN 1710. THE WOMAN SUBJECT HOLDS

 AND ADMIRES AN ELEGANT STRING OF PEARLS, COVETED FOR THE BEAUTY AND SIMPLICITY

  THAT HAVE GIVEN PEARLS A TIMELESS VALUE. THE FUND SEEKS STOCKS OF UNDERVALUED

   MIDDLE-SIZED COMPANIES, COVETED FOR THEIR POTENTIAL LONG-TERM APPRECIATION.


 WOMAN WITH A STRING OF PEARLS, OR CLEOPATRA IS IN THE SUIDA-MANNING COLLECTION

OF THE JACK S. BLANTON MUSEUM OF ART AT THE UNIVERSITY OF TEXAS AT AUSTIN AND IS

REPRODUCED HERE WITH THE UNIVERSITY'S PERMISSION. FOR FURTHER INFORMATION ABOUT

  THE BLANTON MUSEUM OF ART PLEASE VISIT www.blantonmuseum.org. FOR INFORMATION

     ABOUT OTHER COLLECTIONS OWNED BY THE UNIVERSITY, VISIT THE UNIVERSITY'S

        WEB SITE AT www.utexas.edu AND CLICK ON "ARTS AND ENTERTAINMENT."

================================================================================

AIM MID CAP BASIC VALUE FUND IS FOR SHAREHOLDERS SEEKING LONG-TERM GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Basic Value Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.

o Had the advisor not waived fees and /or absorbed expenses, returns would have been lower.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the portfolio's total return.

o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations, and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents about 25% of the market capitalization of the Russell 1000 Index.

o The unmanaged Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Mid-Cap Value Fund Index represents an average of the performance of the 30 largest mid-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                     DEAR SHAREHOLDER:

[PHOTO OF            All of us know how difficult the equity markets were during
ROBERT H.            the fiscal year covered by this report, as major domestic
 GRAHAM]             equity indexes posted negative returns for a third
                     consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                        In light of continuing market difficulties, I thought
                     you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

         Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    AIM Mid Cap Basic Value Fund Class A shares returned -17.70% at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). By comparison, the broad-market S&P 500 returned -22.09% for the year; and comparable funds in the Lipper Mid-Cap Value Fund Index returned -14.66%. In a difficult market, fund managers have resisted the temptation to build a defensive portfolio for short-term gain, and have remained focused on creating long-term value for shareholders.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                          FIRST, PROFESSIONAL ADVICE IS

                          MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                         HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

The year 2002 was a severe disappointment. Even the undervalued stocks in AIM Mid Cap Basic Value Fund's portfolio came under attack in the latter part of 2002. With every sector of the S&P 500 losing value, the decline was too broad-based to avoid. The unwinding of financial bubbles is always painful, but the process also creates opportunities for patient investors.

RELEVANT MARKET CONDITIONS

At fiscal year-end, investors were concerned about many issues: economic growth, consumer spending, weakening credit, accounting fraud, corporate dishonesty, the fairness of capital markets, war, terrorism, and simple fear of losing more money in the stock market.

    By contrast, the investing and economic atmosphere was previously characterized by a general euphoria, a stronger economy, and rising stock prices. In that environment investors were seeking risk and equity exposure when the risk of a permanent loss of capital was very high.

    It now seems obvious that most of the capital losses experienced in the technology sector and other overvalued areas of the market are permanent. Thankfully our valuation discipline identified these risks well in advance, and we were not hard hit when the technology sector unraveled.

    Following one of the most severe bear markets in history, we believe the risk of a permanent loss of capital is now much lower. As the fiscal year closed, we believed a compelling opportunity was forming in AIM Mid Cap Basic Value Fund based on the following:

    o Many risks are recognized and already factored into recent stock prices.

    o Business values are largely stable despite significantly lower stock prices.

    o The economy is predicted to recover within our two to three year investment horizon, just as it has in every previous business cycle.

    o We own many quality businesses selling at a substantial discount to intrinsic value.

    o The fund has a near record discount between year-end market value and our estimate of portfolio intrinsic value.

FUND STRATEGIES AND TECHNIQUES

In the current environment, we have resisted the temptation to build a defensive portfolio for short-term gain. As always, we have remained focused on creating long-term value for our shareholders. As a result, we have been active in 2002, adding many market leaders that were significantly undervalued. By taking advantage of recent price declines, we believe we were able to increase the intrinsic value of the portfolio even as the market value of our holdings has declined.

    We manage the fund based on the philosophy that business value is separate from but eventually determines market value. Our goal

================================================================================

                              WE HAVE RESISTED THE

                              TEMPTATION TO BUILD A

                               DEFENSIVE PORTFOLIO

                              FOR SHORT-TERM GAIN.

================================================================================


PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets

===================================================================================================================================
INVESTMENT TYPE BREAKDOWN    TOP 10 EQUITY HOLDINGS                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
[PIE CHART]                   1. Computer Associates International, Inc.     2.9%     1. Data Processing Services            8.9%

COMMON STOCK    97%           2. American Standard Cos. Inc.                 2.9      2. Apparel Retail                      6.7

CASH             3%           3. Aetna Inc.                                  2.8      3. Property & Casualty Insurance       6.0

                              4. Black & Decker Corp. (The)                  2.7      4. Electronic Equipment & Instruments  5.7

                              5. Waters Corp.                                2.6      5. Banks                               5.1

                              6. IMS Health Inc.                             2.6      6. Oil & Gas Drilling                  4.7

                              7. GAP, Inc. (The)                             2.6      7. Oil & Gas Equipment & Services      4.7

                              8. Interpublic Group of Cos. Inc. (The)        2.6      8. Managed Health Care                 4.3

                              9. Novellus Systems, Inc.                      2.6      9. Diversified Financial Services      3.8

                             10. Cullen/Frost Bankers, Inc.                  2.5     10. Life & Health Insurance             3.3

The fund's holdings are subject to change, and there is no assurance the fund will continue to hold any particular security.
===================================================================================================================================

is to grow your capital by investing primarily in U.S. companies that are significantly undervalued on an absolute basis. The AIM Mid Cap Basic Value philosophy recognizes businesses have an intrinsic value that is independent of the market, stock prices are more volatile than business values, investors regularly overreact to negative news and a long-term horizon is required to profit from market volatility.

    When the stock market is viewed through this intrinsic-value lens, it becomes clear that investment risk has little to do with historical prices and popular volatility measures. In fact, we believe that risk is often inversely related to price. This creates a paradox: investment risk may, in fact, be low precisely where it appears high. We think this is the case with Computer Associates and other controversial but significantly undervalued stocks that we have been buying.

    A few fund holdings of interest include:

    o Computer Associates in one of the world's largest software companies, offering more than 800 products. We believe recent price declines represent a compelling investment opportunity for investors willing to look past negative headlines to focus on the substantial and stable cash flow the company continues to produce. This cash flow illustrates the company's powerful market position and is the foundation of our intrinsic value estimate.

    o Interpublic Group lost ground during the year, but we believe this leading advertising & marketing firm is significantly undervalued. The company provides media and business services including marketing, media planning and buying, as well as public relations.

    o Black & Decker is the world's largest manufacturer of power tools and accessories. It also makes electric lawn and garden tools, plumbing products, specialty fastening and assembly systems, security hardware, and cleaning and lighting products. The company reported impressive earnings for its most recent fiscal quarter.

IN CLOSING

While 2002 has been difficult, we are excited about the significant value we have been able to build into the portfolio in this hostile market environment. As always, our money is invested alongside your money. As a shareholder, we realize recent market volatility is disturbing and understand you may not share our confidence in the appreciation potential of the portfolio. But we hope you will share our patience and find some comfort in our proven investment strategy. We realize it will take time to restore investor confidence, and for the market to reflect this portfolio value. In the meantime, we want to assure you that we are working diligently to protect and grow this portfolio value and meet the fund objective of growing your capital.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          BRET W. STANLEY, LEAD MANAGER
                               MATTHEW SEINSHEIMER
                                MICHAEL J. SIMON
                          ASSISTED BY BASIC VALUE TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

12/31/52   26   4/30/59    57   8/31/65    87   11/30/71     93   4/28/78    96   8/31/84   166   12/31/90   330   4/30/97     801
1/30/53    26   5/29/59    58   9/30/65    89   12/31/71    102   5/31/78    97   9/28/84   166   1/31/91    343   5/30/97     848
2/27/53    25   6/30/59    58   10/29/65   92   1/31/72     103   6/30/78    95   10/31/84  166   2/28/91    367   6/30/97     885
3/31/53    25   7/31/59    60   11/30/65   91   2/29/72     106   7/31/78   100   11/30/84  163   3/29/91    375   7/31/97     954
4/30/53    24   8/31/59    59   12/31/65   92   3/31/72     107   8/31/78   103   12/31/84  167   4/30/91    375   8/29/97     899
5/29/53    24   9/30/59    56   12/31/65   92   4/28/72     107   9/29/78   102   1/31/85   179   5/31/91    389   9/30/97     947
6/30/53    24   10/30/59   57   1/31/66    92   5/31/72     109   10/31/78   93   2/28/85   181   6/28/91    371   10/31/97    914
7/31/53    24   11/30/59   58   2/28/66    91   6/30/72     107   11/30/78   94   3/29/85   180   7/31/91    387   11/28/97    955
8/31/53    23   12/31/59   59   3/31/66    89   7/31/72     107   12/29/78   96   4/30/85   179   8/30/91    395   12/31/97    970
9/30/53    23   1/29/60    55   4/29/66    91   8/31/72     111   1/31/79    99   5/31/85   189   9/30/91    387   1/30/98     980
10/30/53   24   2/29/60    56   5/31/66    86   9/29/72     110   2/28/79    96   6/28/85   191   10/31/91   392   2/27/98    1049
11/30/53   24   3/31/60    55   6/30/66    84   10/31/72    111   3/30/79   101   7/31/85   190   11/29/91   375   3/31/98    1101
12/31/53   24   4/29/60    54   7/29/66    83   11/30/72    116   4/30/79   101   8/30/85   188   12/31/91   417   4/30/98    1111
1/29/54    26   5/31/60    55   8/31/66    77   12/29/72    118   5/31/79    99   9/30/85   182   1/31/92    408   5/29/98    1090
2/26/54    26   6/30/60    56   9/30/66    76   1/31/73     116   6/29/79   102   10/31/85  189   2/28/92    412   6/30/98    1133
3/31/54    26   7/29/60    55   10/31/66   80   2/28/73     111   7/31/79   103   11/29/85  202   3/31/92    403   7/31/98    1120
4/30/54    28   8/31/60    56   11/30/66   80   3/30/73     111   8/31/79   109   12/31/85  211   4/30/92    414   8/31/98     957
5/31/54    29   9/30/60    53   12/30/66   80   4/30/73     106   9/28/79   109   1/31/86   211   5/29/92    415   9/30/98    1017
6/30/54    29   10/31/60   53   1/31/67    86   5/31/73     104   10/31/79  101   2/28/86   226   6/30/92    408   10/30/98   1098
7/30/54    30   11/30/60   55   2/28/67    86   6/29/73     104   11/30/79  106   3/31/86   238   7/31/92    424   11/30/98   1163
8/31/54    29   12/30/60   58   3/31/67    90   7/31/73     108   12/31/79  107   4/30/86   235   8/31/92    414   12/31/98   1229
9/30/54    32   1/31/61    61   4/28/67    94   8/31/73     104   1/31/80   114   5/30/86   247   9/30/92    417   1/29/99    1279
10/29/54   31   2/28/61    63   5/31/67    89   9/28/73     108   2/29/80   113   6/30/86   250   10/30/92   418   2/26/99    1238
11/30/54   34   3/31/61    65   6/30/67    90   10/31/73    108   3/31/80   102   7/31/86   236   11/30/92   431   3/31/99    1286
12/31/54   35   4/28/61    65   7/31/67    94   11/30/73     95   4/30/80   106   8/29/86   252   12/31/92   435   4/30/99    1335
1/31/55    36   5/31/61    66   8/31/67    93   12/31/73     97   5/30/80   111   9/30/86   231   1/29/93    438   5/31/99    1301
2/28/55    36   6/30/61    64   9/29/67    96   1/31/74      96   6/30/80   114   10/31/86  243   2/26/93    443   6/30/99    1372
3/31/55    36   7/31/61    66   10/31/67   93   2/28/74      96   7/31/80   121   11/28/86  249   3/31/93    451   7/30/99    1328
4/29/55    37   8/31/61    68   11/30/67   94   3/29/74      93   8/29/80   122   12/31/86  242   4/30/93    440   8/31/99    1320
5/31/55    37   9/29/61    66   12/29/67   96   4/30/74      90   9/30/80   125   1/30/87   274   5/31/93    450   9/30/99    1282
6/30/55    41   10/31/61   68   1/31/68    92   5/31/74      87   10/31/80  127   2/27/87   284   6/30/93    450   10/29/99   1362
7/29/55    43   11/30/61   71   2/29/68    89   6/28/74      86   11/28/80  140   3/31/87   291   7/30/93    448   11/30/99   1388
8/31/55    43   12/29/61   71   3/29/68    90   7/31/74      79   12/31/80  135   4/30/87   288   8/31/93    463   12/31/99   1469
9/30/55    43   1/31/62    68   4/30/68    97   8/30/74      72   1/30/81   129   5/29/87   290   9/30/93    458   1/31/00    1394
10/31/55   42   2/28/62    69   5/31/68    98   9/30/74      63   2/27/81   131   6/30/87   304   10/29/93   467   2/29/00    1366
11/30/55   45   3/30/62    69   6/28/68    99   10/31/74     73   3/31/81   136   7/31/87   318   11/30/93   461   3/31/00    1498
12/30/55   45   4/30/62    65   7/31/68    97   11/29/74     69   4/30/81   132   8/31/87   329   12/31/93   466   4/28/00    1452
1/31/56    43   5/31/62    59   8/30/68    98   12/31/74     68   5/29/81   132   9/30/87   321   1/31/94    481   5/31/00    1420
2/29/56    45   6/29/62    54   9/30/68   102   1/31/75      76   6/30/81   131   10/30/87  251   2/28/94    467   6/30/00    1454
3/30/56    48   7/31/62    58   10/31/68  103   2/28/75      81   7/31/81   130   11/30/87  230   3/31/94    445   7/31/00    1430
4/30/56    48   8/31/62    59   11/29/68  108   3/31/75      83   8/31/81   122   12/31/87  247   4/29/94    450   8/31/00    1517
5/31/56    45   9/28/62    56   12/31/68  103   4/30/75      87   9/30/81   116   1/29/88   257   5/31/94    456   9/29/00    1436
6/29/56    46   10/31/62   56   1/31/69   103   5/30/75      91   10/30/81  121   2/29/88   267   6/30/94    444   10/31/00   1429
7/31/56    49   11/30/62   62   2/28/69    98   6/30/75      95   11/30/81  126   3/31/88   258   7/29/94    458   11/30/00   1314
8/31/56    47   12/31/62   63   3/31/69   101   7/31/75      88   12/31/81  122   4/29/88   261   8/31/94    475   12/29/00   1320
9/28/56    45   1/31/63    66   4/30/69   103   8/29/75      86   1/29/82   120   5/31/88   262   9/30/94    462   1/31/01    1366
10/31/56   45   2/28/63    64   5/30/69   103   9/30/75      83   2/26/82   113   6/30/88   273   10/31/94   472   2/28/01    1239
11/30/56   45   3/29/63    66   6/30/69    97   10/31/75     89   3/31/82   111   7/29/88   272   11/30/94   453   3/30/01    1160
12/31/56   46   4/30/63    69   7/31/69    91   11/28/75     91   4/30/82   116   8/31/88   261   12/30/94   459   4/30/01    1249
1/31/57    44   5/31/63    70   8/29/69    95   12/31/75     90   5/31/82   111   9/30/88   271   1/31/95    470   5/31/01    1255
2/28/57    43   6/28/63    69   9/30/69    93   1/30/76     100   6/30/82   109   10/31/88  278   2/28/95    487   6/29/01    1224
3/29/57    44   7/31/63    69   10/31/69   97   2/27/76      99   7/30/82   107   11/30/88  273   3/31/95    500   7/31/01    1211
4/30/57    45   8/30/63    72   11/28/69   93   3/31/76     102   8/31/82   119   12/30/88  277   4/28/95    514   8/31/01    1133
5/31/57    47   9/30/63    71   12/31/69   92   4/30/76     101   9/30/82   120   1/31/89   297   5/31/95    533   9/28/01    1040
6/28/57    47   10/31/63   74   1/30/70    85   5/31/76     100   10/29/82  133   2/28/89   288   6/30/95    544   10/31/01   1059
7/31/57    47   11/29/63   73   2/27/70    89   6/30/76     104   11/30/82  138   3/31/89   294   7/31/95    562   11/30/01   1139
8/30/57    45   12/31/63   75   3/31/70    89   7/30/76     103   12/31/82  140   4/28/89   309   8/31/95    561   12/31/01   1148
9/30/57    42   1/31/64    77   4/30/70    81   8/31/76     102   1/31/83   145   5/31/89   320   9/29/95    584   1/31/02    1130
10/31/57   41   2/28/64    77   5/29/70    76   9/30/76     105   2/28/83   148   6/30/89   317   10/31/95   581   2/28/02    1106
11/29/57   41   3/31/64    78   6/30/70    72   10/29/76    102   3/31/83   152   7/31/89   346   11/30/95   605   3/29/02    1147
12/31/57   39   4/30/64    79   7/31/70    78   11/30/76    102   4/29/83   164   8/31/89   351   12/29/95   615   4/30/02    1076
1/31/58    41   5/29/64    80   8/31/70    81   12/31/76    107   5/31/83   162   9/29/89   349   1/31/96    636   5/31/02    1067
2/28/58    40   6/30/64    81   9/30/70    84   1/31/77     102   6/30/83   168   10/31/89  340   2/29/96    640   6/28/02     989
3/31/58    42   7/31/64    83   10/30/70   83   2/28/77      99   7/29/83   162   11/30/89  345   3/29/96    645   7/31/02     911
4/30/58    43   8/31/64    81   11/30/70   87   3/31/77      98   8/31/83   164   12/29/89  353   4/30/96    654   8/30/02     916
5/30/58    44   9/30/64    84   12/31/70   92   4/29/77      98   9/30/83   166   1/31/90   329   5/31/96    669   9/30/02     815
6/30/58    45   10/30/64   84   1/29/71    95   5/31/77      96   10/31/83  163   2/28/90   331   6/28/96    670   10/30/02    890
7/31/58    47   11/30/64   84   2/26/71    96   6/30/77     100   11/30/83  166   3/30/90   339   7/31/96    639   11/29/02    936
8/29/58    47   12/31/64   84   3/31/71   100   7/29/77      98   12/30/83  164   4/30/90   330   8/30/96    651   12/31/02    879
9/30/58    50   1/29/65    87   4/30/71   103   8/31/77      96   1/31/84   163   5/31/90   361   9/30/96    687
10/31/58   51   2/26/65    87   5/31/71    99   9/30/77      96   2/29/84   157   6/29/90   358   10/31/96   705
11/28/58   52   3/31/65    86   6/30/71    99   10/31/77     92   3/30/84   159   7/31/90   356   11/29/96   757
12/31/58   55   4/30/65    89   7/30/71    95   11/30/77     94   4/30/84   160   8/31/90   322   12/31/96   740
1/30/59    55   5/31/65    88   8/31/71    99   12/30/77     95   5/31/84   150   9/28/90   306   1/31/97    786
2/27/59    55   6/30/65    84   9/30/71    98   1/31/78      89   6/29/84   153   10/31/90  304   2/28/97    790
3/31/59    55   7/30/65    85   10/29/71   94   2/28/78      87   7/31/84   150   11/30/90  322   3/31/97    757
                                                3/31/78      89

                                                                                                                Source: Bloomberg LP

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.
===================================================================================================================================

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/01-12/31/02

                                 [MOUNTAIN CHART]

              AIM MID CAP          AIM MID CAP          AIM MID CAP        RUSSELL                    RUSSELL
            BASIC VALUE FUND     BASIC VALUE FUND     BASIC VALUE FUND     MIDCAP      S&P 500        MIDCAP         LIPPER MID-CAP
DATE        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES       INDEX       INDEX       VALUE INDEX       VALUE INDEX
12/31/01         9450                 10000                10000            10000       10000          10000              10000
01/31/02         9431                  9980                 9970             9940        9854          10101               9959
02/28/02         9507                 10050                10040             9835        9664          10265               9996
03/31/02        10357                 10949                10939            10425       10027          10789              10624
04/30/02        10121                 10700                10690            10222        9420          10782              10595
05/31/02         9999                 10560                10550            10107        9351          10765              10439
06/30/02         9101                  9600                 9600             9430        8685          10285               9701
07/31/02         8099                  8540                 8541             8509        8008           9278               8750
08/31/02         8137                  8570                 8570             8556        8060           9386               8775
09/30/02         7211                  7589                 7590             7767        7185           8438               8008
10/31/02         7494                  7889                 7890             8159        7817           8706               8279
11/30/02         8279                  8709                 8700             8725        8276           9255               8947
12/31/02         7779                  7771                 8098             8381        7791           9036               8535

                                                                                                                Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

====================================================================================================================================


Your fund's total return includes sales charges, expenses, and management fees. Performance of the fund's Class A, B, and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance of Class B shares is calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

    Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of general stock market performance. The fund will no longer measure its performance against the Russell Midcap Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell Midcap Value Fund Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Mid-Cap Value Fund Index, which may or may not include AIM Mid Cap Basic Value Fund, is included for comparison to a peer group.

FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

================================================================================

CLASS A SHARES
Inception (12/31/01)       -22.21%
  1 year                   -22.21

CLASS B SHARES
Inception (12/31/01)       -22.29
  1 year                   -22.29

CLASS C SHARES
Inception (12/31/01)       -19.02
  1 year                   -19.02

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                          -17.70%
CLASS B SHARES                          -18.20
CLASS C SHARES                          -18.20
S&P 500 (BROAD MARKET INDEX)            -22.09
RUSSELL MIDCAP FUND INDEX               -16.19
(FORMER BROAD MARKET INDEX)
RUSSELL MIDCAP VALUE FUND INDEX          -9.64
(STYLE-SPECIFIC INDEX)
LIPPER MID-CAP VALUE FUND INDEX         -14.66
(PEER GROUP)

================================================================================

EDUCATION AND PLANNING

EXPOSING IRA MYTHS

There's no secret about how to invest for a secure retirement. Disciplined investing, getting an early start, diversifying your investments and saving in tax-deferred accounts are just a few rules your financial advisor is likely to stress. Another important rule is to know the truth about individual retirement accounts (IRAs), the retirement-savings vehicle used by millions of Americans.

MYTH 1: THERE'S NO REASON TO CONTRIBUTE TO AN IRA IF I CAN'T TAKE A TAX DEDUCTION FOR MY CONTRIBUTION. While many investors can deduct contributions to traditional IRAs from their federal income taxes, income limits do apply. But even if you exceed those income limits, there's still reason to contribute to an
IRA: tax-deferred compounding. Tax-deferred compounding allows your retirement savings to grow faster in a tax-deferred IRA than in a taxable savings account.

MYTH 2: I CAN'T OPEN AN IRA BECAUSE I DON'T HAVE THE MAXIMUM $3,000 TO CONTRIBUTE. No problem--just make smaller periodic contributions instead of a single large contribution. Remember, too, that even if you can't contribute the maximum allowed, it's important to contribute what you can. Finally, making periodic contributions to your IRA may allow you to benefit from dollar-cost averaging--buying more shares when prices are low and fewer shares when prices are high. Dollar-cost averaging cannot guarantee profits or protect against losses in declining markets, and since it involves investing regardless of fluctuating securities prices, investors should consider their ability to continue making purchases during periods of low prices.

MYTH 3: IT DOESN'T MATTER WHAT TIME OF YEAR I MAKE MY IRA CONTRIBUTION. If you do make a lump-sum contribution, make it early in the year. By contributing early in the year, your money can grow all year long and you'll have more time to accumulate the savings you'll need when you retire.

MYTH 4: AN IRA ISN'T THAT GOOD A DEAL, SINCE MY WITHDRAWALS WILL BE TAXED WHEN I MAKE THEM. That's true of traditional IRAs--but not of Roth IRAs. Contributions to traditional IRAs are made with pre-tax dollars and they grow tax-deferred; withdrawals from traditional IRAs are taxed as ordinary income. Contributions to Roth IRAs are made with after-tax dollars and they grow tax-free; withdrawals from Roth IRAs are not taxed as long as they are qualified distributions. Your financial advisor can explain which type of IRA is best for you.

MYTH 5: I PARTICIPATE IN MY EMPLOYER'S 401(K) PLAN, SO I MAY NOT BE ABLE TO OPEN AN IRA. It's your income, not your participation in an employer-sponsored retirement plan, that determines whether or not you can open an IRA. With the exception of certain high-income individuals and couples, most people can contribute to a Roth IRA with after-tax dollars--even if they participate in an employer-sponsored retirement plan. Similarly, most people can contribute to a traditional IRA using pre-tax dollars even if they participate in an employer-sponsored retirement plan--although the deduction they receive is phased out as their income rises.

MYTH 6: IT'S SMARTER TO WAIT UNTIL I'M MAKING MORE MONEY BEFORE I OPEN MY IRA. When investing for retirement, or for any long-term goal, time is your biggest asset, so start saving early! The table to the left shows why.

None of the information here should be considered tax advice. You should consult your tax advisor for information concerning your individual situation. Withdrawals from retirement accounts other than Roth IRAs are subject to ordinary income tax. Withdrawals before age 59 1/2 may also be subject to a 10% penalty.

================================================================================

         WANT $1 MILLION FOR RETIREMENT? STARTING EARLY MAKES IT EASIER.

      CURRENT             YEARS TO SAVE                  MONTHLY SAVINGS
        AGE              UNTIL RETIREMENT            NEEDED TO REACH $1 MILLION
         25                    40                           $   158
         35                    30                           $   442
         45                    20                           $ 1,317
         55                    10                           $ 4,882

All figures assume a 10% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year, and there is no guarantee that a specific rate of return will be achieved.

================================================================================

EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains.

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.07% for the 50 years ended December 31, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last three years, it's natural to long for the "good old days" of the 1990s when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines


================================================================================

                              SUCCESSFUL INVESTING

                            REQUIRES DISCIPLINE AND

                           TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                           BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                            OF MARKET VOLATILITY OR

                           MARKET DECLINES. HERE ARE

                          FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                               BECOME UNCERTAIN.

================================================================================

THE LONG AND SHORT OF INVESTING

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

================================================================================

                              AVERAGE                HIGHEST        LOWEST
TIME PERIOD                   RETURN                 RETURN         RETURN
1971-1980                     8.48%                      --             --
1975                            --                    37.23%            --
1974                            --                       --         -26.47%
1981-1990                    13.92                       --             --
1985                            --                    31.73             --
1981                            --                       --          -4.92
1991-2000                    17.44                       --             --
1995                            --                    37.53             --
2000                            --                       --          -9.10
30-year average (1971-2000): 13.22                       --             --


Source: Lipper, Inc.

================================================================================
we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

    Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2002 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

    There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

    Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

    Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson Associates

USING DOLLAR-COST AVERAGING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS

================================================================================

                                  AMOUNT        SHARE         SHARES
MONTH                            INVESTED       PRICE        PURCHASED
January                         $   200.00   $    24.00        8.333
February                            200.00        20.00       10.000
March                               200.00        14.00       14.286
April                               200.00        18.00       11.111
May                                 200.00        22.00        9.091
June                                200.00        24.00        8.333
Total invested:                 $ 1,200.00
Average price per share:                          20.33
Total shares purchased:                                       61.154
Average cost per share:                           19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.61%

ADVERTISING-2.58%

Interpublic Group of Cos., Inc. (The)             125,120   $ 1,761,690
=======================================================================

APPAREL RETAIL-6.69%

Abercrombie & Fitch Co.-Class A(a)                 51,860     1,061,056
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          25,960       530,103
-----------------------------------------------------------------------
Gap, Inc. (The)                                   114,300     1,773,936
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     70,700     1,212,505
=======================================================================
                                                              4,577,600
=======================================================================

BANKS-5.08%

Cullen/Frost Bankers, Inc.                         53,250     1,741,275
-----------------------------------------------------------------------
Zions Bancorp                                      44,020     1,732,143
=======================================================================
                                                              3,473,418
=======================================================================

BUILDING PRODUCTS-2.92%

American Standard Cos. Inc.(a)                     28,100     1,999,034
=======================================================================

CONSUMER FINANCE-0.45%

AmeriCredit Corp.(a)                               39,450       305,343
=======================================================================

DATA PROCESSING SERVICES-8.88%

BISYS Group, Inc. (The)(a)                         85,800     1,364,220
-----------------------------------------------------------------------
Ceridian Corp.(a)                                 119,230     1,719,297
-----------------------------------------------------------------------
Certegy Inc.(a)                                    59,500     1,460,725
-----------------------------------------------------------------------
DST Systems, Inc.(a)                               42,970     1,527,583
=======================================================================
                                                              6,071,825
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-3.83%

Janus Capital Group Inc.                           91,240     1,192,507
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             72,590     1,427,845
=======================================================================
                                                              2,620,352
=======================================================================

DIVERSIFIED METALS & MINING-2.00%

Arch Coal, Inc.                                    63,530     1,371,613
=======================================================================

ELECTRIC UTILITIES-1.60%

PG&E Corp.(a)                                      78,600     1,092,540
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.14%

Rockwell Automation, Inc.                          70,700     1,464,197
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.65%

Amphenol Corp.-Class A(a)                          18,070       686,660
-----------------------------------------------------------------------
Cognex Corp.(a)                                    75,240     1,386,673
-----------------------------------------------------------------------
Waters Corp.(a)                                    82,400     1,794,672
=======================================================================
                                                              3,868,005
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

EMPLOYMENT SERVICES-1.65%

Robert Half International Inc.(a)                  69,880   $ 1,125,767
=======================================================================

FOOD RETAIL-1.77%

Kroger Co. (The)(a)                                78,600     1,214,370
=======================================================================

FOREST PRODUCTS-2.26%

Louisiana-Pacific Corp.(a)                        191,930     1,546,956
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.62%

IMS Health Inc.                                   111,940     1,791,040
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.18%

Starwood Hotels & Resorts Worldwide, Inc.          62,830     1,491,584
=======================================================================

HOUSEHOLD APPLIANCES-2.65%

Black & Decker Corp. (The)                         42,350     1,816,391
=======================================================================

INDUSTRIAL CONGLOMERATES-1.90%

Textron, Inc.                                      30,190     1,297,868
=======================================================================

INDUSTRIAL MACHINERY-2.72%

Kennametal Inc.                                    32,430     1,118,186
-----------------------------------------------------------------------
SPX Corp.(a)                                       19,740       739,263
=======================================================================
                                                              1,857,449
=======================================================================

IT CONSULTING & SERVICES-2.02%

Acxiom Corp.(a)                                    89,650     1,378,817
=======================================================================

LEISURE PRODUCTS-2.46%

Brunswick Corp.                                    84,770     1,683,532
=======================================================================

LIFE & HEALTH INSURANCE-3.27%

Nationwide Financial Services, Inc.-Class A        49,590     1,420,754
-----------------------------------------------------------------------
UnumProvident Corp.                                46,360       813,154
=======================================================================
                                                              2,233,908
=======================================================================

MANAGED HEALTH CARE-4.31%

Aetna Inc.                                         45,790     1,882,885
-----------------------------------------------------------------------
Anthem, Inc.(a)                                    16,930     1,064,897
=======================================================================
                                                              2,947,782
=======================================================================

MULTI-LINE INSURANCE-1.72%

American Financial Group, Inc.                     50,980     1,176,109
=======================================================================

OIL & GAS DRILLING-4.71%

Nabors Industries, Ltd. (Bermuda)(a)               41,940     1,479,224
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
OIL & GAS DRILLING-(CONTINUED)

Pride International, Inc.(a)                      116,760   $ 1,739,724
=======================================================================
                                                              3,218,948
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.70%

Cooper Cameron Corp.(a)                            31,020     1,545,416
-----------------------------------------------------------------------
Smith International, Inc.(a)                       51,260     1,672,101
=======================================================================
                                                              3,217,517
=======================================================================

PROPERTY & CASUALTY INSURANCE-5.97%

ACE Ltd. (Cayman Islands)                          54,870     1,609,886
-----------------------------------------------------------------------
MGIC Investment Corp.                              23,600       974,680
-----------------------------------------------------------------------
Radian Group Inc.                                  40,330     1,498,260
=======================================================================
                                                              4,082,826
=======================================================================

RESTAURANTS-2.38%

Outback Steakhouse, Inc.                           47,280     1,628,323
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-2.56%

Novellus Systems, Inc.(a)                          62,350   $ 1,750,788
=======================================================================

SYSTEMS SOFTWARE-2.94%

Computer Associates International, Inc.           148,750     2,008,125
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $76,568,321)                           66,073,717
=======================================================================

MONEY MARKET FUNDS-4.80%

STIC Liquid Assets Portfolio(b)                 1,643,540     1,643,540
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                         1,643,540     1,643,540
=======================================================================
    Total Money Market Funds (Cost
      $3,287,080)                                             3,287,080
=======================================================================
TOTAL INVESTMENTS-101.41% (Cost $79,855,401)                 69,360,797
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.41%)                          (967,718)
=======================================================================
NET ASSETS-100.00%                                          $68,393,079
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $79,855,401)                                  $69,360,797
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,909,264
-----------------------------------------------------------
  Fund shares sold                                  268,732
-----------------------------------------------------------
  Dividends                                          87,352
-----------------------------------------------------------
  Amount due from advisor                            29,046
-----------------------------------------------------------
Investment for deferred compensation plan             2,865
-----------------------------------------------------------
Other assets                                         68,617
===========================================================
    Total assets                                 71,726,673
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,987,778
-----------------------------------------------------------
  Fund shares reacquired                            194,278
-----------------------------------------------------------
  Deferred compensation plan                          2,865
-----------------------------------------------------------
Accrued distribution fees                            70,990
-----------------------------------------------------------
Accrued transfer agent fees                          30,003
-----------------------------------------------------------
Accrued operating expenses                           47,680
===========================================================
    Total liabilities                             3,333,594
===========================================================
Net assets applicable to shares outstanding     $68,393,079
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $39,130,012
___________________________________________________________
===========================================================
Class B                                         $21,204,428
___________________________________________________________
===========================================================
Class C                                         $ 8,058,639
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           4,752,524
___________________________________________________________
===========================================================
Class B                                           2,591,672
___________________________________________________________
===========================================================
Class C                                             985,404
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      8.23
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.23 divided by
      94.50%)                                   $      8.71
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      8.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      8.18
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends                                      $    488,326
-----------------------------------------------------------
Dividends from affiliated money market funds         51,692
-----------------------------------------------------------
Interest                                              2,506
===========================================================
    Total investment income                         542,524
===========================================================

EXPENSES:

Advisory fees                                       396,344
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       35,815
-----------------------------------------------------------
Distribution fees -- Class A                        104,947
-----------------------------------------------------------
Distribution fees -- Class B                        143,425
-----------------------------------------------------------
Distribution fees -- Class C                         52,157
-----------------------------------------------------------
Transfer agent fees                                 168,377
-----------------------------------------------------------
Trustees' fees                                        8,866
-----------------------------------------------------------
Other                                               125,593
===========================================================
    Total expenses                                1,085,524
===========================================================
Less: Fees waived                                   (65,709)
-----------------------------------------------------------
    Expenses paid indirectly                           (891)
===========================================================
    Net expenses                                  1,018,924
===========================================================
Net investment income (loss)                       (476,400)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (7,321,869)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities       (10,493,590)
===========================================================
Net gain (loss) from investment securities      (17,815,459)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(18,291,859)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2002 and the period ended December 31, 2001 (date operations commenced)

                                                                              DECEMBER 31, 2001
                                                                              (DATE OPERATIONS
                                                                  2002           COMMENCED)
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (476,400)       $    (19)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (7,321,869)             --
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (10,493,590)         (1,014)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (18,291,859)         (1,033)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                             (478)             --
-----------------------------------------------------------------------------------------------
  Class B                                                             (253)             --
-----------------------------------------------------------------------------------------------
  Class C                                                              (97)             --
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       50,139,628         400,000
-----------------------------------------------------------------------------------------------
  Class B                                                       25,993,450         300,000
-----------------------------------------------------------------------------------------------
  Class C                                                        9,553,721         300,000
===============================================================================================
    Net increase in net assets                                  67,394,112         998,967
===============================================================================================

NET ASSETS:

  Beginning of year                                                998,967              --
===============================================================================================
  End of year                                                 $ 68,393,079        $998,967
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 86,213,322        $999,981
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (3,770)             --
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (7,321,869)             --
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (10,494,604)         (1,014)
===============================================================================================
                                                              $ 68,393,079        $998,967
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets on the next $4 billion, plus 0.70% of the Fund's average daily nest assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.80% which may be terminated or modified at any time. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $65,709.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $89,137 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $104,947, $143,425 and $52,157, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $41,770 in front-end sales commissions from the sale of Class A shares and $238, $0 and $3,134 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agent fees from AFS (an affiliate of AIM) of $839 and reductions in custodian fees of $52 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $891.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the year ended 2002 and 2001 was as follows:

                                            2002    2001
----------------------------------------------------------
Distributions paid from ordinary income     $828   $    --
__________________________________________________________
==========================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $(12,085,123)
-----------------------------------------------------------
Temporary book/tax differences                       (3,770)
-----------------------------------------------------------
Capital loss carryforward                        (3,285,438)
-----------------------------------------------------------
Post-October capital loss deferral               (2,445,912)
-----------------------------------------------------------
Shares of beneficial interest                    86,213,322
===========================================================
                                               $ 68,393,079
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2010                              $3,285,438
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during year ended December 31, 2002 was $101,626,261 and $18,680,037, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $    667,060
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (12,752,183)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(12,085,123)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $81,445,920.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, non-deductible expenses and other items on December 31, 2002, undistributed net investment income was increased by $473,458 and shares of beneficial interest decreased by $473,458. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2002 and December 31, 2001 (date operations commenced) were as follows:

                                                                         2002                       2001
                                                              --------------------------    ---------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,822,286    $ 67,387,599    40,000     $  400,000
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      3,513,553      34,188,591    30,000        300,000
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      1,447,908      13,866,491    30,000        300,000
=================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         54,117         479,487        --             --
-----------------------------------------------------------------------------------------------------------------
  Class B                                                        (54,301)       (479,487)       --             --
=================================================================================================================
Reacquired:
  Class A                                                     (2,163,879)    (17,727,458)       --             --
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (897,580)     (7,715,654)       --             --
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       (492,504)     (4,312,770)       --             --
=================================================================================================================
                                                               8,229,600    $ 85,686,799    100,000    $1,000,000
_________________________________________________________________________________________________________________
=================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              -------------------------------------
                                                               YEAR ENDED         DECEMBER 31, 2001
                                                              DECEMBER 31,        (DATE OPERATIONS
                                                                  2002               COMMENCED)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.99                $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)               0.00
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.70)                 (0.01)
===================================================================================================
    Total from investment operations                              (1.76)                 (0.01)
===================================================================================================
Less distributions from net investment income                     (0.00)                    --
===================================================================================================
Net asset value, end of period                                  $  8.23                $  9.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                  (17.62)%                (0.10)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $39,130                $   400
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.80%(c)               1.80%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.93%(c)             199.49%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (0.70)%(c)             (0.31)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                              41%                    --
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $29,984,781.
(d)  Annualized.

                                                                             CLASS B
                                                              --------------------------------------
                                                               YEAR ENDED         DECEMBER 31, 2001
                                                              DECEMBER 31,         (DATE OPERATIONS
                                                                  2002                COMMENCED)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.99                $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)               0.00
====================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.69)                 (0.01)
====================================================================================================
    Total from investment operations                              (1.81)                 (0.01)
====================================================================================================
Less distributions from net investment income                     (0.00)                    --
====================================================================================================
Net asset value, end of period                                  $  8.18                $  9.99
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                  (18.12)%                (0.10)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $21,204                $   300
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   2.45%(c)               2.45%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.58%(c)             200.14%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets       (1.35)%(c)             (0.96)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                              41%                    --
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,342,473.
(d)  Annualized.

                                                                             CLASS C
                                                              -------------------------------------
                                                               YEAR ENDED         DECEMBER 31, 2001
                                                              DECEMBER 31,        (DATE OPERATIONS
                                                                  2002               COMMENCED)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.99                $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)               0.00
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.69)                 (0.01)
===================================================================================================
    Total from investment operations                              (1.81)                 (0.01)
===================================================================================================
Less distributions from net investment income                     (0.00)                    --
===================================================================================================
Net asset value, end of period                                  $  8.18                $  9.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                  (18.12)%                (0.10)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 8,059                $   300
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   2.45%(c)               2.45%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.58%(c)             200.14%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (1.35)%(c)             (0.96)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                              41%                    --
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,215,763.
(d)  Annualized.

                                                        MID CAP BASIC VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investment, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003




The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         1201 Louisiana
Houston, TX 77046         Suite 100                 Suite 100                 Suite 2900
                          Houston, TX 77046         Houston, TX 77046         Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.

================================================================================

                                   [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

The AIM Family of Funds--Registered Trademark--

        DOMESTIC EQUITY                      INTERNATIONAL/GLOBAL EQUITY                                 FIXED INCOME

        MORE AGGRESSIVE                            MORE AGGRESSIVE                                          TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                     MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                    AIM High Yield Fund II
AIM Opportunities I Fund(2)(3)          AIM International Emerging Growth Fund             AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                  AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                        AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                   AIM Global Income Fund
AIM Opportunities II Fund(2)(3)         AIM Global Growth Fund                             AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                        AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                             AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)              AIM Floating Rate Fund
AIM Opportunities III Fund(2)(3)                                                           AIM Limited Maturity Treasury Fund(4)(5)
AIM Small Cap Equity Fund                         MORE CONSERVATIVE                        AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                      SECTOR EQUITY                                     MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE
AIM Premier Equity Fund(2)                                                                              TAX-FREE
AIM Blue Chip Fund                      AIM New Technology Fund
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)                   MORE AGGRESSIVE
AIM Large Cap Core Equity Fund          AIM Global Energy Fund
AIM Charter Fund                        AIM Global Financial Services Fund                 AIM High Income Municipal Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                        AIM Municipal Bond Fund
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                          AIM Tax-Free Intermediate Fund(4)(5)
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Tax-Exempt Cash Fund
AIM Basic Balanced Fund*
                                                    MORE CONSERVATIVE                               MORE CONSERVATIVE
       MORE CONSERVATIVE



*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

    A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.


Mutual    Retirement    Annuities    College    Separately   Offshore    Alternative   Cash
Funds     Products                   Savings    Managed      Products    Investments   Management
                                     Plans      Accounts



                                                             [AIM LOGO]
                                                          --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                      --Registered Trademark--

                                                                       MCBV-AR-1

AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002

                             AIM PREMIER EQUITY FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Service Mark--

================================================================================

                                  [COVER IMAGE]

             LANDSCAPE WITH HOUSE AND PLOUGHMAN BY VINCENT VAN GOGH

 THIS OIL ON CANVAS PAINTING WAS PRODUCED WHILE VAN GOGH SPENT ONE YEAR AT THE

 ASYLUM IN SAINT-REMY DE PROVENCE. THIS YEAR WAS PROBABLY THE MOST DIFFICULT OF

HIS ENTIRE LIFE AS HE STRUGGLED WITH HIS MENTAL ILLNESS. BUT THE YEAR WOULD ALSO

PROVE TO BE ONE OF HIS MOST CREATIVE AS AN ARTIST. AFTER CUTTING OFF PART OF HIS

 LEFT EAR IN ARLES, VAN GOGH VOLUNTARILY CONFINED HIMSELF TO THE INSTITUTION IN

 SAINT-REMY. THROUGHOUT THE COURSE OF HIS YEAR THERE VAN GOGH WOULD BATTLE HIS

  OWN PERSONAL DEMONS. BUT HE WOULD ALSO PRODUCE MANY OF THE BEST WORKS OF HIS

   CAREER, LIKE THE EXQUISITE LANDSCAPE WITH HOUSE AND PLOUGHMAN, PAINTED IN

                                 OCTOBER 1889.

================================================================================

AIM PREMIER EQUITY FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS IN STOCKS OF COMPANIES THAT ARE UNDERVALUED RELATIVE TO THE STOCK MARKET AS A WHOLE. INCOME IS A SECONDARY OBJECTIVE.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   On July 1, 2002, AIM Value Fund was renamed AIM Premier Equity Fund.

o AIM Premier Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B, Class C, Class R and Class I performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales-charge structure and class expenses.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Lipper Large Cap Core Fund Index represents an average of the performance of the 30 biggest large-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

            Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    AIM Premier Equity Fund Class A shares returned -30.91% at net asset value for the fiscal year ending December 31, 2002 (the performance of other share classes is shown on page 6). By contrast, the broad S&P 500 returned -22.09% for the year. Joel Dobberpuhl, one of the portfolio managers on the management team for AIM Premier Equity Fund, retired on December 31, 2002. Evan G. Harrel and Robert A. Shelton remain on the management team for your fund. However, in light of the faster-moving stock market, the fund has reorganized its staff to emphasize deeper, timelier research on companies.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                             CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS
THROUGHOUT FISCAL YEAR

The year 2002 was a rough one for equity investing, and also difficult in particular for our fund's investment style. Volatility and uncertainty increased throughout the year in the economy and markets.

   Regrettably, these events again took their toll on fund performance, which retreated for the third consecutive year. The fund also posted returns lower than major market indexes, as shown on page 6 of this report.

RELEVANT MARKET CONDITIONS

Stocks suffered for much of the year as the bear market lingered throughout the year. The economy was helped by strong consumer confidence and retail sales for much of the year. Both auto and home sales were also strong during 2002. But investors remained cautious as reports of accounting and corporate governance misdeeds dominated front-page headlines.

    After experiencing negative Gross Domestic Product growth in mid 2001, the economy rebounded and showed accelerating growth through early 2002. Real GDP in the first quarter grew in excess of 5% on an annualized basis. Growth decelerated in the middle part of 2002, with growth in the second quarter coming in at only 1.25%.

    Markets followed these trends in the economy. They held steady in the first quarter, and declined in the second and third quarters as concerns arose about the deceleration in the economy. The fourth quarter was a good one for equity markets as expectations grew that the economic deceleration had ended.

    After holding short-term interest rates at 1.75% until November, the Federal Reserve Board (the Fed) cut the bank overnight rate by 50 basis points to 1.25%. This was the Fed's only interest rate cut during 2002, yet investor reaction to the central bank's strategy continued to be passive.

    The Conference Board said consumer confidence declined in December. And, initial claims for unemployment benefits rose to 403,000 late in the month. Economists consider any jobless report higher than 400,000 an indicator of a weakening labor market. Further, the national unemployment rate hit 6% in December, the highest level in eight years.

    As the fiscal year closed, there were positive signs. One key measurement of manufacturing activity, the Institute for Supply Management Index, rose to 54.7 points in December from 49.2 points in November. That was the first positive move since August 2002, and the largest gain since June 1991.

    Auto sales also climbed as the year closed, gaining 14% in December. Each of the Big 3 manufacturers posted positive results for December. Low interest rates, strong consumer spending, and positive signs of economic growth were reasons for optimism.

FUND STRATEGIES AND TECHNIQUES

We have made several tactical changes since mid year in response to the volatile economic and market environment.

    We repositioned our structure and process to respond more rapidly to developments in the news or in company fundamentals. We also reorganized our staff of analysts. Our team of analysts had previously worked as generalists.

PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets

==============================================================================================================================
INVESTMENT TYPE BREAKDOWN             TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES
==============================================================================================================================

PIE CHART                              1. Pfizer Inc.                         4.0%    1. Diversified Financial Services  11.0%
                                       2. Citigroup Inc.                      3.8     2. Pharmaceuticals                  7.7
COMMON STOCK DOMESTIC       89.4%      3. Microsoft Corp.                     3.5     3. Integrated Oil & Gas             5.8
                                       4. American International Group, Inc.  3.3     4. Broadcasting & Cable TV          5.1
COMMON STOCK INTERNATIONAL   2.9%      5. HCA Inc.                            3.0     5. Computer Hardware                4.1
                                       6. Cox Communications, Inc.-Class A    2.9     6. Multi-Line Insurance             4.1
CASH                         7.7%      7. Exxon Mobil Corp.                   2.8     7. Systems Software                 3.5
                                       8. Target Corp.                        2.7     8. Banks                            3.4
                                       9. Freddie Mac                         2.6     9. General Merchandise Stores       3.2
                                      10. General Electric Co.                2.4    10. Health Care Facilities           3.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================================================

However, each team member now specializes in stocks along industry lines. This focus on specific business lines by analysts allows fund managers to make better, faster decisions.

    The changes we have made to our structure and process have not changed what we seek in a given security. We remain focused on earnings growth, value of earnings, and earnings momentum. We have increased the number of holdings in the fund since the beginning of the year--up to 83. Additional holdings allow us to better manage risk for investors, increasingly important in this volatile market.

    We are beginning to see positive signals that the economy is growing. The administration has proposed stimulative fiscal policy, interest rates are low, stock valuations are attractive, and news media reports about the economy are becoming more positive.

    A few stocks of particular interest include:

    o Dell Computer stock was a strong contributor to fund performance. The leading manufacturer of direct-sales personal computers, the company has been consistently profitable in a volatile industry. In addition to a full line of desktop and notebook PCs designed for consumers, Dell offers network servers, workstations, storage systems, and Ethernet switches.

    o Cox Communications provides cable TV service to 6.3 million customers, cable modem service to 1.4 million subscribers and telephone service to 700,000 customers. The company has completed the physical upgrade of the large majority of its physical plant, and is experiencing a reduction in its capital expenditures and a concurrent increase in free cash flow. Performance was hurt by negative news in the industry.

    o UnitedHealth Group is a national leader in forming and operating markets for the exchange of health and well-being services. The company experienced another year of consistent increases in earning estimates, and it made the single largest positive contribution to fund performance for 2002.

IN CLOSING

We know that market conditions in recent years have been largely disappointing, and 2002 in particular was a difficult year. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective. That is seeking long-term capital growth by investing in stocks of companies that are undervalued relative to the stock market as a whole, with income a secondary objective.

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

================================================================================

                                  [LINE CHART]

12/31/52   26.57     4/30/59    57.59     8/31/65       87.17     11/30/71     93.99      4/28/78     96.83
1/30/53    26.38     5/29/59    58.68     9/30/65       89.96     12/31/71    102.09      5/31/78     97.29
2/27/53     25.9     6/30/59    58.47     10/29/65      92.42     1/31/72     103.94      6/30/78     95.53
3/31/53    25.29     7/31/59    60.51     11/30/65      91.61     2/29/72     106.57      7/31/78    100.68
4/30/53    24.62     8/31/59     59.6     12/31/65      92.43     3/31/72      107.2      8/31/78    103.29
5/29/53    24.54     9/30/59    56.88     12/31/65      92.43     4/28/72     107.67      9/29/78    102.54
6/30/53    24.14     10/30/59   57.52     1/31/66       92.88     5/31/72     109.53      10/31/78    93.15
7/31/53    24.75     11/30/59   58.28     2/28/66       91.22     6/30/72     107.14      11/30/78     94.7
8/31/53    23.32     12/31/59   59.89     3/31/66       89.23     7/31/72     107.39      12/29/78    96.11
9/30/53    23.35     1/29/60    55.61     4/29/66       91.06     8/31/72     111.09      1/31/79     99.93
10/30/53   24.54     2/29/60    56.12     5/31/66       86.13     9/29/72     110.55      2/28/79     96.28
11/30/53   24.76     3/31/60    55.34     6/30/66       84.74     10/31/72    111.58      3/30/79    101.59
12/31/53   24.81     4/29/60    54.37     7/29/66        83.6     11/30/72    116.67      4/30/79    101.76
1/29/54    26.08     5/31/60    55.83     8/31/66        77.1     12/29/72    118.05      5/31/79     99.08
2/26/54    26.15     6/30/60    56.92     9/30/66       76.56     1/31/73     116.03      6/29/79    102.91
3/31/54    26.94     7/29/60    55.51     10/31/66       80.2     2/28/73     111.68      7/31/79    103.81
4/30/54    28.26     8/31/60    56.96     11/30/66      80.45     3/30/73     111.52      8/31/79    109.32
5/31/54    29.19     9/30/60    53.52     12/30/66      80.33     4/30/73     106.97      9/28/79    109.32
6/30/54    29.21     10/31/60   53.39     1/31/67       86.61     5/31/73     104.95      10/31/79   101.82
7/30/54    30.88     11/30/60   55.54     2/28/67       86.78     6/29/73     104.26      11/30/79   106.16
8/31/54    29.83     12/30/60   58.11     3/31/67        90.2     7/31/73     108.22      12/31/79   107.94
9/30/54    32.31     1/31/61    61.78     4/28/67       94.01     8/31/73     104.25      1/31/80    114.16
10/29/54   31.68     2/28/61    63.44     5/31/67       89.08     9/28/73     108.43      2/29/80    113.66
11/30/54   34.24     3/31/61    65.06     6/30/67       90.64     10/31/73    108.29      3/31/80    102.09
12/31/54   35.98     4/28/61    65.31     7/31/67       94.75     11/30/73     95.96      4/30/80    106.29
1/31/55    36.63     5/31/61    66.56     8/31/67       93.64     12/31/73     97.55      5/30/80    111.24
2/28/55    36.76     6/30/61    64.64     9/29/67       96.71     1/31/74      96.57      6/30/80    114.24
3/31/55    36.58     7/31/61    66.76     10/31/67       93.9     2/28/74      96.22      7/31/80    121.67
4/29/55    37.96     8/31/61    68.07     11/30/67         94     3/29/74      93.98      8/29/80    122.38
5/31/55    37.91     9/29/61    66.73     12/29/67      96.47     4/30/74      90.31      9/30/80    125.46
6/30/55    41.03     10/31/61   68.62     1/31/68       92.24     5/31/74      87.28      10/31/80   127.47
7/29/55    43.52     11/30/61   71.32     2/29/68       89.36     6/28/74         86      11/28/80   140.52
8/31/55    43.18     12/29/61   71.55     3/29/68        90.2     7/31/74      79.31      12/31/80   135.76
9/30/55    43.67     1/31/62    68.84     4/30/68       97.59     8/30/74      72.15      1/30/81    129.55
10/31/55   42.34     2/28/62    69.96     5/31/68       98.68     9/30/74      63.54      2/27/81    131.27
11/30/55   45.51     3/30/62    69.55     6/28/68       99.58     10/31/74      73.9      3/31/81       136
12/30/55   45.48     4/30/62    65.24     7/31/68       97.74     11/29/74     69.97      4/30/81    132.81
1/31/56    43.82     5/31/62    59.63     8/30/68       98.86     12/31/74     68.56      5/29/81    132.59
2/29/56    45.34     6/29/62    54.75     9/30/68      102.67     1/31/75      76.98      6/30/81    131.21
3/30/56    48.48     7/31/62    58.23     10/31/68     103.41     2/28/75      81.59      7/31/81    130.92
4/30/56    48.38     8/31/62    59.12     11/29/68     108.37     3/31/75      83.36      8/31/81    122.79
5/31/56     45.2     9/28/62    56.27     12/31/68     103.86     4/30/75       87.3      9/30/81    116.18
6/29/56    46.97     10/31/62   56.52     1/31/69      103.01     5/30/75      91.15      10/30/81   121.89
7/31/56    49.39     11/30/62   62.26     2/28/69       98.13     6/30/75      95.19      11/30/81   126.35
8/31/56    47.51     12/31/62    63.1     3/31/69      101.51     7/31/75      88.75      12/31/81   122.55
9/28/56    45.35     1/31/63     66.2     4/30/69      103.69     8/29/75      86.88      1/29/82     120.4
10/31/56   45.58     2/28/63    64.29     5/30/69      103.46     9/30/75      83.87      2/26/82    113.11
11/30/56   45.08     3/29/63    66.57     6/30/69       97.71     10/31/75     89.04      3/31/82    111.96
12/31/56   46.67     4/30/63     69.8     7/31/69       91.83     11/28/75     91.24      4/30/82    116.44
1/31/57    44.72     5/31/63     70.8     8/29/69       95.51     12/31/75     90.19      5/31/82    111.88
2/28/57    43.26     6/28/63    69.37     9/30/69       93.12     1/30/76     100.86      6/30/82    109.61
3/29/57    44.11     7/31/63    69.13     10/31/69      97.24     2/27/76      99.71      7/30/82    107.09
4/30/57    45.74     8/30/63     72.5     11/28/69      93.81     3/31/76     102.77      8/31/82    119.51
5/31/57    47.43     9/30/63     71.7     12/31/69      92.06     4/30/76     101.64      9/30/82    120.42
6/28/57    47.37     10/31/63   74.01     1/30/70       85.02     5/31/76     100.18      10/29/82   133.71
7/31/57    47.91     11/29/63   73.23     2/27/70        89.5     6/30/76     104.28      11/30/82   138.54
8/30/57    45.22     12/31/63   75.02     3/31/70       89.63     7/30/76     103.44      12/31/82   140.64
9/30/57    42.42     1/31/64    77.04     4/30/70       81.52     8/31/76     102.91      1/31/83     145.3
10/31/57   41.06     2/28/64     77.8     5/29/70       76.55     9/30/76     105.24      2/28/83    148.06
11/29/57   41.72     3/31/64    78.98     6/30/70       72.72     10/29/76     102.9      3/31/83    152.96
12/31/57   39.99     4/30/64    79.46     7/31/70       78.05     11/30/76     102.1      4/29/83    164.42
1/31/58     41.7     5/29/64    80.37     8/31/70       81.52     12/31/76    107.46      5/31/83    162.39
2/28/58    40.84     6/30/64    81.69     9/30/70       84.21     1/31/77     102.03      6/30/83    168.11
3/31/58     42.1     7/31/64    83.18     10/30/70      83.25     2/28/77      99.82      7/29/83    162.56
4/30/58    43.44     8/31/64    81.83     11/30/70       87.2     3/31/77      98.42      8/31/83     164.4
5/30/58    44.09     9/30/64    84.18     12/31/70      92.15     4/29/77      98.44      9/30/83    166.07
6/30/58    45.24     10/30/64   84.86     1/29/71       95.88     5/31/77      96.12      10/31/83   163.55
7/31/58    47.19     11/30/64   84.42     2/26/71       96.75     6/30/77     100.48      11/30/83    166.4
8/29/58    47.75     12/31/64   84.75     3/31/71      100.31     7/29/77      98.85      12/30/83   164.93
9/30/58    50.06     1/29/65    87.56     4/30/71      103.95     8/31/77      96.77      1/31/84    163.41
10/31/58   51.33     2/26/65    87.43     5/31/71       99.63     9/30/77      96.53      2/29/84    157.06
11/28/58   52.48     3/31/65    86.16     6/30/71        99.7     10/31/77     92.34      3/30/84    159.18
12/31/58   55.21     4/30/65    89.11     7/30/71       95.58     11/30/77     94.83      4/30/84    160.05
1/30/59    55.42     5/31/65    88.42     8/31/71       99.03     12/30/77      95.1      5/31/84    150.55
2/27/59    55.41     6/30/65    84.12     9/30/71       98.34     1/31/78      89.25      6/29/84    153.18
3/31/59    55.44     7/30/65    85.25     10/29/71      94.23     2/28/78      87.04      7/31/84    150.66
3/31/78    89.21


8/31/84     166.68      12/31/90    330.22      4/30/97     801.34
9/28/84      166.1      1/31/91     343.93      5/30/97     848.28
10/31/84    166.09      2/28/91     367.07      6/30/97     885.14
11/30/84    163.58      3/29/91     375.22      7/31/97     954.29
12/31/84    167.24      4/30/91     375.34      8/29/97     899.47
1/31/85     179.63      5/31/91     389.83      9/30/97     947.28
2/28/85     181.18      6/28/91     371.16      10/31/97    914.62
3/29/85     180.66      7/31/91     387.81      11/28/97     955.4
4/30/85     179.83      8/30/91     395.43      12/31/97    970.43
5/31/85     189.55      9/30/91     387.86      1/30/98     980.28
6/28/85     191.85      10/31/91    392.45      2/27/98    1049.34
7/31/85     190.92      11/29/91    375.22      3/31/98    1101.75
8/30/85     188.63      12/31/91    417.09      4/30/98    1111.75
9/30/85     182.08      1/31/92     408.79      5/29/98    1090.82
10/31/85    189.82      2/28/92      412.7      6/30/98    1133.84
11/29/85    202.17      3/31/92     403.69      7/31/98    1120.67
12/31/85    211.28      4/30/92     414.95      8/31/98     957.28
1/31/86     211.78      5/29/92     415.35      9/30/98    1017.01
2/28/86     226.92      6/30/92     408.14      10/30/98   1098.67
3/31/86      238.9      7/31/92     424.22      11/30/98   1163.63
4/30/86     235.52      8/31/92     414.03      12/31/98   1229.23
5/30/86     247.35      9/30/92      417.8      1/29/99    1279.64
6/30/86     250.84      10/30/92    418.68      2/26/99    1238.33
7/31/86     236.12      11/30/92    431.35      3/31/99    1286.37
8/29/86     252.93      12/31/92    435.71      4/30/99    1335.18
9/30/86     231.32      1/29/93     438.78      5/31/99    1301.84
10/31/86    243.98      2/26/93     443.38      6/30/99    1372.71
11/28/86    249.22      3/31/93     451.67      7/30/99    1328.72
12/31/86    242.17      4/30/93     440.19      8/31/99    1320.41
1/30/87     274.08      5/31/93     450.19      9/30/99    1282.71
2/27/87      284.2      6/30/93     450.53      10/29/99   1362.93
3/31/87      291.7      7/30/93     448.13      11/30/99   1388.91
4/30/87     288.36      8/31/93     463.56      12/31/99   1469.25
5/29/87      290.1      9/30/93     458.93      1/31/00    1394.46
6/30/87        304      10/29/93    467.83      2/29/00    1366.42
7/31/87     318.66      11/30/93    461.79      3/31/00    1498.58
8/31/87      329.8      12/31/93    466.45      4/28/00    1452.43
9/30/87     321.83      1/31/94     481.61      5/31/00     1420.6
10/30/87    251.79      2/28/94     467.14      6/30/00     1454.6
11/30/87     230.3      3/31/94     445.77      7/31/00    1430.83
12/31/87    247.08      4/29/94     450.91      8/31/00    1517.68
1/29/88     257.07      5/31/94     456.51      9/29/00    1436.51
2/29/88     267.82      6/30/94     444.27      10/31/00    1429.4
3/31/88     258.89      7/29/94     458.26      11/30/00   1314.95
4/29/88     261.33      8/31/94      475.5      12/29/00   1320.28
5/31/88     262.16      9/30/94     462.71      1/31/01    1366.01
6/30/88      273.5      10/31/94    472.35      2/28/01    1239.94
7/29/88     272.02      11/30/94    453.69      3/30/01    1160.33
8/31/88     261.52      12/30/94    459.27      4/30/01    1249.46
9/30/88     271.91      1/31/95     470.42      5/31/01    1255.82
10/31/88    278.97      2/28/95     487.39      6/29/01    1224.42
11/30/88     273.7      3/31/95     500.71      7/31/01    1211.23
12/30/88    277.72      4/28/95     514.71      8/31/01    1133.58
1/31/89     297.47      5/31/95      533.4      9/28/01    1040.94
2/28/89     288.86      6/30/95     544.75      10/31/01   1059.78
3/31/89     294.87      7/31/95     562.06      11/30/01   1139.45
4/28/89     309.64      8/31/95     561.88      12/31/01   1148.08
5/31/89     320.52      9/29/95     584.41      1/31/02     1130.2
6/30/89     317.98      10/31/95     581.5      2/28/02    1106.73
7/31/89     346.08      11/30/95    605.37      3/29/02    1147.39
8/31/89     351.45      12/29/95    615.93      4/30/02    1076.92
9/29/89     349.15      1/31/96     636.02      5/31/02    1067.14
10/31/89    340.36      2/29/96     640.43      6/28/02     989.82
11/30/89    345.99      3/29/96      645.5      7/31/02     911.62
12/29/89     353.4      4/30/96     654.17      8/30/02     916.07
1/31/90     329.08      5/31/96     669.12      9/30/02     815.28
2/28/90     331.89      6/28/96     670.63      10/30/02    890.71
3/30/90     339.94      7/31/96     639.95      11/29/02    936.31
4/30/90      330.8      8/30/96     651.99      12/31/02    879.82
5/31/90     361.23      9/30/96     687.31
6/29/90     358.02      10/31/96    705.27
7/31/90     356.15      11/29/96    757.02
8/31/90     322.56      12/31/96    740.74
9/28/90     306.05      1/31/97     786.16
10/31/90       304      2/28/97     790.82
11/30/90    322.22      3/31/97     757.12

                                                                 Source: Bloomberg LP

================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                           EVAN HARREL, LEAD MANAGER
                                 ROBERT SHELTON
                        ASSISTED BY PREMIER EQUITY TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

Number of Holdings: 81
Total Net Assets: $9.39 billion

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/84-12/31/02

                                [MOUNTAIN CHART]

              AIM PREMIER
              EQUITY FUND             S&P 500       LIPPER LARGE-CAP
DATE          CLASS A SHARES          INDEX         CORE FUND INDEX
05/01/84          9450                 10000            10000
12/31/84         10384                 10784            10960
12/31/85         12741                 14207            14203
12/31/86         13862                 16860            16337
12/31/87         14689                 17748            16826
12/31/88         17715                 20688            19189
12/31/89         23303                 27232            24668
12/31/90         23743                 26387            23940
12/31/91         34058                 34408            31434
12/31/92         39643                 37028            33857
12/31/93         47057                 40756            37717
12/31/94         48595                 41289            37308
12/31/95         65543                 56782            49159
12/31/96         75054                 69796            58900
12/31/97         93033                 93067            76128
12/31/98        123499                119668            96631
12/31/99        160496                144812           115334
12/31/00        136476                131639           106823
12/31/01        118755                116036            93095
12/31/02         82064                 90402            73316

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    Your fund's total return includes sales charges, expenses, and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares.

    Performance for the indexes does not reflect the effects of taxes either.

    This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

as of 12/31/02 including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
 (Inception (5/1/84)                11.94%)
  10 Years                           6.94
   5 Years                          -3.58
   1 Year                          -34.70

CLASS B SHARES
 Inception (10/18/93)                5.42
  5 Years                           -3.52
  1 Year                           -34.79

CLASS C SHARES
 Inception (8/4/97)                 -3.00
  5 Years                           -3.22
  1 Year                           -32.11

CLASS R SHARES*
  10 Years                           7.28
   5 Years                          -2.72
   1 Year                          -31.08

*Class R shares are generally available only to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, and IRA rollovers from such plans if an AIM Fund was offered. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                      -30.91%
CLASS B SHARES                      -31.36
CLASS C SHARES                      -31.43
CLASS R SHARES                      -31.08
S&P 500 (BROAD MARKET INDEX)        -22.09
(STYLE SPECIFIC INDEX)

LIPPER LARGE CAP CORE FUND INDEX    -21.23
(PEER GROUP)

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-92.29%

ADVERTISING-1.29%

Omnicom Group Inc.                               1,870,000   $  120,802,000
===========================================================================

AIRLINES-0.67%

Southwest Airlines Co.                           4,500,000       62,550,000
===========================================================================

APPLICATION SOFTWARE-0.83%

BEA Systems, Inc.(a)                             4,555,400       52,250,438
---------------------------------------------------------------------------
Intuit Inc.(a)                                     534,000       25,055,280
===========================================================================
                                                                 77,305,718
===========================================================================

BANKS-3.39%

Bank of America Corp.                            2,820,000      196,187,400
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 5,072,800      121,544,288
===========================================================================
                                                                317,731,688
===========================================================================

BIOTECHNOLOGY-0.53%

Amgen Inc.(a)                                    1,029,100       49,746,694
===========================================================================

BREWERS-0.79%

Anheuser-Busch Cos., Inc.                        1,526,200       73,868,080
===========================================================================

BROADCASTING & CABLE TV-5.15%

Comcast Corp.-Class A(a)                         1,749,132       41,227,041
---------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 7,542,000      170,373,780
---------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              9,526,500      270,552,600
===========================================================================
                                                                482,153,421
===========================================================================

BUILDING PRODUCTS-0.25%

Masco Corp.                                      1,100,000       23,155,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.24%

Best Buy Co., Inc.(a)                            4,808,400      116,122,860
===========================================================================

COMPUTER HARDWARE-4.13%

Dell Computer Corp.(a)                           8,200,000      219,268,000
---------------------------------------------------------------------------
Hewlett-Packard Co.                              5,966,900      103,585,384
---------------------------------------------------------------------------
International Business Machines Corp.              821,000       63,627,500
===========================================================================
                                                                386,480,884
===========================================================================

CONSUMER FINANCE-1.12%

MBNA Corp.                                       5,513,800      104,872,476
===========================================================================

DATA PROCESSING SERVICES-1.72%

First Data Corp.                                 4,562,500      161,558,125
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

DEPARTMENT STORES-0.92%

Federated Department Stores, Inc.(a)             3,000,000   $   86,280,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-11.04%

American Express Co.                             1,250,000       44,187,500
---------------------------------------------------------------------------
Citigroup Inc.                                  10,000,000      351,900,000
---------------------------------------------------------------------------
Fannie Mae                                       2,943,000      189,323,190
---------------------------------------------------------------------------
Freddie Mac                                      4,060,000      239,743,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          2,020,000       48,480,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,250,000       47,437,500
---------------------------------------------------------------------------
Morgan Stanley                                   2,825,000      112,774,000
===========================================================================
                                                              1,033,845,190
===========================================================================

DRUG RETAIL-1.14%

Walgreen Co.                                     3,668,300      107,077,677
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.49%

Celestica Inc. (Canada)(a)                       3,233,900       45,597,990
===========================================================================

ENVIRONMENTAL SERVICES-0.88%

Waste Management, Inc.                           3,600,000       82,512,000
===========================================================================

FOOTWEAR-1.69%

NIKE, Inc.-Class B                               3,550,000      157,868,500
===========================================================================

GENERAL MERCHANDISE STORES-3.17%

Target Corp.                                     8,547,000      256,410,000
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                      17,488,800       40,138,230
===========================================================================
                                                                296,548,230
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.14%

Laboratory Corp. of America Holdings(a)            562,300       13,067,852
===========================================================================

HEALTH CARE EQUIPMENT-0.55%

Baxter International Inc.                        1,851,300       51,836,400
===========================================================================

HEALTH CARE FACILITIES-2.96%

HCA Inc.                                         6,671,300      276,858,950
===========================================================================

HOUSEHOLD PRODUCTS-2.53%

Kimberly-Clark Corp.                             1,000,000       47,470,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-(CONTINUED)

Procter & Gamble Co. (The)                       2,203,700   $  189,385,978
===========================================================================
                                                                236,855,978
===========================================================================

INDUSTRIAL CONGLOMERATES-2.40%

General Electric Co.                             9,231,700      224,791,895
===========================================================================

INDUSTRIAL MACHINERY-1.26%

Danaher Corp.                                    1,791,900      117,727,830
===========================================================================

INTEGRATED OIL & GAS-5.78%

BP PLC-ADR (United Kingdom)                      2,990,000      121,543,500
---------------------------------------------------------------------------
ChevronTexaco Corp.                              2,340,000      155,563,200
---------------------------------------------------------------------------
Exxon Mobil Corp.                                7,560,000      264,146,400
===========================================================================
                                                                541,253,100
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.78%

AT&T Corp.                                       1,081,380       28,234,832
---------------------------------------------------------------------------
SBC Communications Inc.                          2,022,200       54,821,842
---------------------------------------------------------------------------
Verizon Communications Inc.                      2,170,000       84,087,500
===========================================================================
                                                                167,144,174
===========================================================================

IT CONSULTING & SERVICES-0.73%

Accenture Ltd.-Class A (Bermuda)(a)              2,180,000       39,218,200
---------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      548,700       28,889,055
===========================================================================
                                                                 68,107,255
===========================================================================

LIFE & HEALTH INSURANCE-0.55%

AFLAC Inc.                                       1,725,000       51,957,000
===========================================================================

MANAGED HEALTH CARE-2.53%

Anthem, Inc.(a)                                  1,109,800       69,806,420
---------------------------------------------------------------------------
UnitedHealth Group Inc.                          2,000,000      167,000,000
===========================================================================
                                                                236,806,420
===========================================================================

MOVIES & ENTERTAINMENT-1.97%

AOL Time Warner Inc.(a)                          4,000,000       52,400,000
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           3,250,000      132,470,000
===========================================================================
                                                                184,870,000
===========================================================================

MULTI-LINE INSURANCE-4.06%

American International Group, Inc.               5,360,000      310,076,000
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    1,550,000       70,416,500
===========================================================================
                                                                380,492,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.63%

Duke Energy Corp.                                3,000,000       58,620,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

NETWORKING EQUIPMENT-1.16%

Cisco Systems, Inc.(a)                           8,270,000   $  108,337,000
===========================================================================

OIL & GAS DRILLING-0.94%

GlobalSantaFe Corp. (Cayman Islands)             1,060,000       25,779,200
---------------------------------------------------------------------------
Transocean Inc.                                  2,700,000       62,640,000
===========================================================================
                                                                 88,419,200
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.87%

Baker Hughes Inc.                                3,850,000      123,931,500
---------------------------------------------------------------------------
BJ Services Co.(a)                               1,591,200       51,411,672
===========================================================================
                                                                175,343,172
===========================================================================

PACKAGED FOODS & MEATS-0.81%

Sara Lee Corp.                                   3,374,200       75,953,242
===========================================================================

PHARMACEUTICALS-7.75%

Allergan, Inc.                                   1,250,600       72,059,572
---------------------------------------------------------------------------
Johnson & Johnson                                2,504,700      134,527,437
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                    2,946,100       50,643,459
---------------------------------------------------------------------------
Merck & Co. Inc.                                   863,100       48,860,091
---------------------------------------------------------------------------
Pfizer Inc.                                     12,156,600      371,627,262
---------------------------------------------------------------------------
Wyeth                                            1,276,600       47,744,840
===========================================================================
                                                                725,462,661
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.61%

Allstate Corp. (The)                             2,633,500       97,413,165
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)     1,194,945       17,505,944
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)     2,425,938       35,539,992
===========================================================================
                                                                150,459,101
===========================================================================

RESTAURANTS-1.28%

Yum! Brands, Inc.(a)                             4,937,300      119,581,406
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.72%

Applied Materials, Inc.(a)                       5,200,000       67,756,000
===========================================================================

SEMICONDUCTORS-1.55%

Analog Devices, Inc.(a)                          4,638,000      110,709,060
---------------------------------------------------------------------------
Micron Technology, Inc.(a)                       3,503,200       34,121,168
===========================================================================
                                                                144,830,228
===========================================================================

SOFT DRINKS-0.53%

PepsiCo, Inc.                                    1,165,300       49,198,966
===========================================================================

SPECIALTY STORES-0.30%

Staples, Inc.(a)                                 1,550,000       28,365,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SYSTEMS SOFTWARE-3.49%

Microsoft Corp.(a)                               6,319,100   $  326,697,470
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.18%

QUALCOMM Inc.(a)                                   475,000       17,285,250
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.79%

Nextel Communications, Inc.-Class A(a)           8,000,000       92,400,000
---------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     17,250,000       75,555,000
===========================================================================
                                                                167,955,000
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $9,963,210,043)                         8,642,109,583
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.26%

1.18%, 03/20/03 (Cost $24,936,083)(b)          $25,000,000(c)     24,936,083
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
MONEY MARKET FUNDS-7.94%

STIC Liquid Assets Portfolio(d)                371,645,740   $  371,645,740
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                        371,645,740      371,645,740
===========================================================================
    Total Money Market Funds (Cost
      $743,291,480)                                             743,291,480
===========================================================================
TOTAL INVESTMENTS-100.49% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost
  $10,731,437,606)                                            9,410,337,146
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANS

MONEY MARKET FUNDS-1.45%

STIC Liquid Assets Portfolio(d)(e)             135,612,100      135,612,100
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $135,612,100)                                       135,612,100
===========================================================================
TOTAL INVESTMENTS-101.94% (Cost
  $10,867,049,706)                                            9,545,949,246
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.94%)                          (181,735,612)
===========================================================================
NET ASSETS-100.00%                                           $9,364,213,634
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $10,867,049,706)*                              $9,545,949,246
---------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                      13,810
---------------------------------------------------------------
  Variation margin                                      507,500
---------------------------------------------------------------
  Fund shares sold                                    3,488,114
---------------------------------------------------------------
  Dividends                                           8,509,300
---------------------------------------------------------------
  Amount due from advisor                                86,326
---------------------------------------------------------------
Investment for deferred compensation plan               290,076
---------------------------------------------------------------
Other assets                                            103,771
===============================================================
    Total assets                                  9,558,948,143
_______________________________________________________________
===============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             42,421,330
---------------------------------------------------------------
  Foreign currency contracts outstanding                 80,695
---------------------------------------------------------------
  Deferred compensation plan                            290,076
---------------------------------------------------------------
  Collateral upon return of securities loaned       135,612,100
---------------------------------------------------------------
Accrued distribution fees                             9,743,211
---------------------------------------------------------------
Accrued transfer agent fees                           4,865,176
---------------------------------------------------------------
Accrued operating expenses                            1,721,921
===============================================================
    Total liabilities                               194,734,509
===============================================================
Net assets applicable to shares outstanding      $9,364,213,634
_______________________________________________________________
===============================================================

NET ASSETS:

Class A                                          $4,642,361,174
_______________________________________________________________
===============================================================
Class B                                          $4,274,488,830
_______________________________________________________________
===============================================================
Class C                                          $  444,901,410
_______________________________________________________________
===============================================================
Class R                                          $      207,230
_______________________________________________________________
===============================================================
Institutional Class                              $    2,254,990
_______________________________________________________________
===============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                             617,747,702
_______________________________________________________________
===============================================================
Class B                                             604,890,062
_______________________________________________________________
===============================================================
Class C                                              62,919,613
_______________________________________________________________
===============================================================
Class R                                                  27,622
_______________________________________________________________
===============================================================
Institutional Class                                     298,733
_______________________________________________________________
===============================================================
Class A:
  Net asset value per share                      $         7.51
---------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.51 divided by
      94.50%)                                    $         7.95
_______________________________________________________________
===============================================================
Class B:
  Net asset value and offering price per
    share                                        $         7.07
_______________________________________________________________
===============================================================
Class C:
  Net asset value and offering price per
    share                                        $         7.07
_______________________________________________________________
===============================================================
Class R:
  Net asset value and offering price per
    share                                        $         7.50
_______________________________________________________________
===============================================================
Institutional Class:
  Net asset value and offering price per
    share                                        $         7.55
_______________________________________________________________
===============================================================

* At December 31, 2002, securities with an aggregate market value of $127,303,643 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $931,864)                               $   131,929,618
------------------------------------------------------------
Dividends from affiliated money market
  funds                                           11,444,944
------------------------------------------------------------
Interest                                             256,012
------------------------------------------------------------
Security lending income                              495,706
============================================================
    Total investment income                      144,126,280
============================================================

EXPENSES:

Advisory fees                                     83,590,822
------------------------------------------------------------
Administrative services fees                         744,086
------------------------------------------------------------
Custodian fees                                       684,471
------------------------------------------------------------
Distribution fees -- Class A                      15,750,421
------------------------------------------------------------
Distribution fees -- Class B                      63,731,957
------------------------------------------------------------
Distribution fees -- Class C                       6,578,274
------------------------------------------------------------
Distribution fees -- Class R                             245
------------------------------------------------------------
Transfer agent fees                               37,443,289
------------------------------------------------------------
Transfer agent fees -- Institutional
  Class                                                  245
------------------------------------------------------------
Trustees' fees                                        80,129
------------------------------------------------------------
Other                                              2,962,365
============================================================
    Total expenses                               211,566,304
============================================================
Less: Fees waived                                 (3,054,474)
------------------------------------------------------------
    Expenses paid indirectly                        (210,746)
============================================================
    Net expenses                                 208,301,084
============================================================
Net investment income (loss)                     (64,174,804)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (2,368,354,018)
------------------------------------------------------------
  Foreign currencies                                  98,988
------------------------------------------------------------
  Foreign currency contracts                     (12,941,191)
------------------------------------------------------------
  Futures contracts                                7,963,006
------------------------------------------------------------
  Option contracts written                         2,353,635
============================================================
                                              (2,370,879,580)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       (2,857,170,626)
------------------------------------------------------------
  Foreign currency contracts                        (306,318)
------------------------------------------------------------
  Futures contracts                              (13,703,102)
============================================================
                                              (2,871,180,046)
============================================================
Net gain (loss) from investment
  securities, foreign currencies, foreign
  currency contracts, futures contracts
  and option contracts                        (5,242,059,626)
============================================================
Net increase (decrease) in net assets
  resulting from operations                  $(5,306,234,430)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (64,174,804)   $   (94,503,881)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                             (2,370,879,580)    (1,808,699,179)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                     (2,871,180,046)    (1,379,243,076)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (5,306,234,430)    (3,282,446,136)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --        (11,567,785)
------------------------------------------------------------------------------------------------
  Class B                                                                  --        (13,103,850)
------------------------------------------------------------------------------------------------
  Class C                                                                  --         (1,340,169)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,392,867,197)    (1,265,245,616)
------------------------------------------------------------------------------------------------
  Class B                                                      (2,339,535,311)    (1,623,452,392)
------------------------------------------------------------------------------------------------
  Class C                                                        (232,888,880)      (147,015,896)
------------------------------------------------------------------------------------------------
  Class R                                                             200,138                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                               2,649,533                 --
================================================================================================
    Net increase (decrease) in net assets                      (9,268,676,147)    (6,344,171,844)
================================================================================================

NET ASSETS:

  Beginning of year                                            18,632,889,781     24,977,061,625
================================================================================================
  End of year                                                 $ 9,364,213,634    $18,632,889,781
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $14,879,846,787    $18,906,290,031
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (911,328)          (837,038)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (4,183,755,135)    (1,812,776,568)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currency contracts, futures
    contracts and option contracts                             (1,330,966,690)     1,540,213,356
================================================================================================
                                                              $ 9,364,213,634    $18,632,889,781
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (formerly AIM Value Fund) (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and option is exercised.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $3,054,474.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $744,086 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $19,893,993 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $15,750,421, $63,731,957, $6,578,274, and $245, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $848,167 in front-end sales commissions from the sale of Class A shares and $122,647, $6,244, $64,761 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $27,184 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $208,098 and reductions in custodian fees of $2,648 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $210,746.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $127,303,643 were on loan to brokers. The loans were secured by cash collateral of $135,612,100 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2002, the Fund received fees of $495,706 for securities lending.

NOTE 7--FOREIGN CURRENCY CONTRACTS

Outstanding foreign currency contracts at December 31, 2002 were as follows:

                              CONTRACT TO                          UNREALIZED
SETTLEMENT              ------------------------                  APPRECIATION
   DATE      CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------
 02/25/03      CAD      58,000,000   $36,729,868   $36,810,563      $(80,695)
_______________________________________________________________________________
===============================================================================

NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                        --      $        --
------------------------------------------------------------
Written                              12,750        2,563,635
------------------------------------------------------------
Closed                               (5,000)        (860,687)
------------------------------------------------------------
Expired                              (7,750)      (1,702,948)
============================================================
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2002, $22,964,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                      UNREALIZED
           NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT  CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
------------------------------------------------------------------
S&P 500
  Index    1,450      Mar.-03/Long   $318,601,250    $(9,785,535)
__________________________________________________________________
==================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                        2002        2001
------------------------------------------------------------
Distributions paid from long-term
  capital gain                          $  --    $26,011,804
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation)-investments                 $(1,328,230,399)
------------------------------------------------------------
Temporary book/tax differences                      (911,328)
------------------------------------------------------------
Capital loss carryforward                     (3,947,477,498)
------------------------------------------------------------
Post-October capital loss deferral              (239,013,928)
------------------------------------------------------------
Shares of beneficial interest                 14,879,846,787
============================================================
                                             $ 9,364,213,634
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The

Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
December 31, 2009                             $1,670,556,615
------------------------------------------------------------
December 31, 2010                              2,276,920,883
============================================================
                                              $3,947,477,498
____________________________________________________________
============================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $4,532,169,723 and $8,276,006,948, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $   786,963,948
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (2,115,194,347)
============================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(1,328,230,399)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $10,874,179,645.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss, foreign currency transactions, and other items on December 31, 2002, undistributed net investment income (loss) was increased by $64,100,514, undistributed net realized gains (losses) decreased by $98,987 and shares of beneficial interest decreased by $64,001,527. This reclassification had no effect on the net assets of the Fund.


NOTE 13--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       73,118,435    $   657,092,554      99,493,160    $ 1,142,786,605
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       22,610,679        195,949,105      53,393,062        589,020,838
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        5,748,410         50,204,828      14,110,226        155,875,910
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          29,155            211,650              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            345,082          3,005,669              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       1,047,730         11,046,064
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,221,981         12,181,662
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         126,038          1,257,875
================================================================================================================================
Conversion of Class B shares to Class A shares:***
  Class A                                                       37,066,076        329,215,215              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (39,184,836)      (329,215,215)             --                 --
================================================================================================================================
Reacquired:
  Class A                                                     (274,622,366)    (2,379,174,966)   (215,650,396)    (2,419,078,285)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (270,457,065)    (2,206,269,201)   (208,566,724)    (2,224,654,892)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (34,348,509)      (283,093,708)    (28,342,494)      (304,149,681)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          (1,533)           (11,512)             --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (46,349)          (356,136)             --                 --
================================================================================================================================
                                                              (479,742,821)   $(3,962,441,717)   (283,167,417)   $(3,035,713,904)
________________________________________________________________________________________________________________________________
================================================================================================================================

 *  Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                            -------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                               2002             2001         2000(a)             1999(a)          1998(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $    10.87       $    12.51    $     16.28         $     13.40       $    10.81
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.01)(b)         0.00          (0.04)(b)           (0.01)            0.03
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (3.35)           (1.63)         (2.42)               3.97             3.46
===========================================================================================================================
    Total from investment operations             (3.36)           (1.63)         (2.46)               3.96             3.49
===========================================================================================================================
Less distributions:
  Dividends from net investment income              --               --             --                  --            (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --            (0.01)         (1.31)              (1.08)           (0.87)
===========================================================================================================================
    Total distributions                             --            (0.01)         (1.31)              (1.08)           (0.90)
===========================================================================================================================
Net asset value, end of period              $     7.51       $    10.87    $     12.51         $     16.28       $    13.40
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                 (30.91)%         (12.99)%       (14.95)%             29.95%           32.76%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $4,642,361       $8,502,699    $11,223,504         $12,640,073       $8,823,094
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.17%(d)         1.08%          1.00%               1.00%            1.00%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.19%(d)         1.12%          1.04%               1.02%            1.02%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.08)%(d)       (0.03)%        (0.11)%             (0.09)%           0.26%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                             36%              38%            67%                 66%             113%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $6,300,168,423.


                                                                               CLASS B
                                            -----------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                               2002             2001         2000(a)           1999(a)          1998(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $    10.30       $    11.94    $     15.73       $     13.08       $    10.63
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)(b)        (0.09)         (0.31)(b)         (0.13)(b)        (0.06)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (3.16)           (1.54)         (2.17)             3.86             3.38
=========================================================================================================================
    Total from investment operations             (3.23)           (1.63)         (2.48)             3.73             3.32
=========================================================================================================================
Less distributions from net realized
  gains                                             --            (0.01)         (1.31)            (1.08)           (0.87)
=========================================================================================================================
Net asset value, end of period              $     7.07       $    10.30    $     11.94       $     15.73       $    13.08
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                 (31.36)%         (13.61)%       (15.65)%           28.94%           31.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $4,274,489       $9,186,980    $12,491,366       $14,338,087       $9,680,068
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.92%(d)         1.84%          1.77%             1.79%            1.80%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.94%(d)         1.88%          1.81%             1.81%            1.82%
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.84)%(d)       (0.79)%        (0.89)%           (0.88)%          (0.54)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                             36%              38%            67%               66%             113%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $6,373,195,661.


                                                                          CLASS C
                                            -------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------------
                                              2002           2001       2000(a)         1999(a)        1998(a)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.31       $  11.95    $    15.74       $ 13.09        $  10.63
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.07)(b)      (0.09)        (0.31)(b)     (0.13)(b)       (0.06)(b)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (3.17)         (1.54)        (2.17)         3.86            3.39
===============================================================================================================
    Total from investment operations           (3.24)         (1.63)        (2.48)         3.73            3.33
===============================================================================================================
Less distributions from net realized
  gains                                           --          (0.01)        (1.31)        (1.08)          (0.87)
===============================================================================================================
Net asset value, end of period              $   7.07       $  10.31    $    11.95       $ 15.74        $  13.09
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                               (31.43)%       (13.60)%      (15.62)%       28.92%          31.72%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $444,901       $943,211    $1,262,192       $860,859       $212,095
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              1.92%(d)       1.84%         1.77%         1.79%           1.80%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.94%(d)       1.88%         1.81%         1.81%           1.82%
===============================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.84)%(d)     (0.79)%       (0.88)%       (0.88)%         (0.54)%
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                           36%            38%           67%           66%            113%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $657,827,376.

                                                                        CLASS R
                                                                -----------------------
                                                                     JUNE 3, 2002
                                                                (DATES SALES COMMENCED)
                                                                    TO DECEMBER 31,
                                                                         2002
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $  9.16
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            (0.02)(a)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                           (1.64)
=======================================================================================
    Total from investment operations                                      (1.66)
=======================================================================================
Net asset value, end of period                                          $  7.50
_______________________________________________________________________________________
=======================================================================================
Total return(b)                                                          (18.12)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $   207
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                         1.48%(c)
---------------------------------------------------------------------------------------
  Without fee waivers                                                      1.50%(c)
=======================================================================================
Ratio of net investment income (loss) to average net assets               (0.40)%(c)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate                                                      36%
_______________________________________________________________________________________
=======================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $84,957.

                                                                  INSTITUTIONAL CLASS
                                                                -----------------------
                                                                    MARCH 15, 2002
                                                                (DATES SALES COMMENCED)
                                                                    TO DECEMBER 31,
                                                                         2002
---------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.66
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.03(a)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                           (3.14)
=======================================================================================
    Total from investment operations                                      (3.11)
=======================================================================================
Net asset value, end of period                                          $  7.55
_______________________________________________________________________________________
=======================================================================================
Total return(b)                                                          (29.17)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $ 2,255
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                         0.66%(c)
---------------------------------------------------------------------------------------
  Without fee waivers                                                      0.68%(c)
=======================================================================================
Ratio of net investment income to average net assets                       0.42%(c)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate                                                      36%
_______________________________________________________________________________________
=======================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,630,390.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Premier Equity Fund, formerly known as Value Fund, (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated in the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana, Suite
                          Houston, TX 77046         Houston, TX 77046         2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

       DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                                  FIXED INCOME

       MORE AGGRESSIVE                             MORE AGGRESSIVE                                           TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                                      MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                      AIM High Yield Fund II
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund               AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                    AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                          AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                     AIM Global Income Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                               AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                          AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                               AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)                AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                              AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                            AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                  SECTOR EQUITY                                          MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                   MORE AGGRESSIVE                                             TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                               AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                   AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                            AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                                 MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2)The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3)Effective Oct. 1, 2002, the fund reopened to new investors. (4)Class A shares closed to new investors on Oct.
30, 2002. (5)Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                               [AIM LOGO]
                                                        --Registered Trademark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        PEQ-AR-1

AIMinvestments.com

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/02

AIM PREMIER EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.


CUMULATIVE TOTAL RETURNS
For the Period Ended 12/31/02


Inception (3/15/02)                          -29.17%


Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.



                                                                      [AIM LOGO]
                                                        --Registered Trademark--


A I M Distributors, Inc.                                              PEQ-INS-1

                        ANNUAL REPORT / DECEMBER 31, 2002

                           AIM PREMIER EQUITY II FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

             FRITILLARIES IN A COPPER VASE 1887 BY VINCENT VAN GOGH

 VINCENT VAN GOGH PAINTED THIS WORK WHILE LIVING WITH HIS BROTHER, THEO, AN ART

DEALER IN PARIS. IN THIS TIME PERIOD, THE DUTCH IMPRESSIONIST BECAME ACQUAINTED

    WITH INFLUENTIAL FRENCH IMPRESSIONIST ARTISTS, INCLUDING CLAUDE MONET AND

CAMILLE PISSARRO. INFLUENCED BY THE WORK OF THE FRENCH IMPRESSIONISTS AND BY THE

WORK OF JAPANESE PRINTMAKERS, VAN GOGH BEGAN TO EXPERIMENT WITH TECHNIQUES, AND

 SUBSEQUENTLY ADOPTED THE BRILLIANT HUES FOUND IN FRENCH PAINTINGS. AS VAN GOGH

   DREW ON TECHNIQUES OF OTHERS TO DEVELOP HIS ARTISTIC STYLE, MANAGERS OF AIM

   PREMIER EQUITY II FUND DRAW ON INSIGHTS FROM A TEAM OF ANALYSTS IN SEEKING

                           ATTRACTIVELY-VALUED STOCKS.

================================================================================

AIM PREMIER EQUITY II FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS IN STOCKS OF COMPANIES OF ANY SIZE, WITH STRONG EARNINGS AND ATTRACTIVE VALUATIONS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   On July 1, 2002, AIM Value II Fund was renamed AIM Premier Equity II Fund.

o AIM Premier Equity II Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Lipper Multi-Cap Core Fund Index represents an average of the performance of the 30 biggest multi-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of an index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                     TO OUR SHAREHOLDERS

                     DEAR SHAREHOLDER:

[PHOTO OF            All of us know how difficult the equity markets were during
ROBERT H.            the fiscal year covered by this report, as major domestic
GRAHAM]              equity indexes posted negative returns for a third
                     consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                          In light of continuing market difficulties, I thought
                     you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

              Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

AIM Premier Equity II Fund Class A shares returned -29.89% at net asset value for the year ended December 31, 2002 (the performance of other share classes is shown on page 6). Fund performance trailed that of similar funds in the Lipper Multi-Cap Core Fund Index, which returned -21.74% for the year. The S&P 500 returned -22.09% for the year.

    Joel Dobberpuhl, one of the portfolio managers on the management team for AIM Premier Equity II Fund, retired December 31, 2002. Evan G. Harrel and Robert
A. Shelton remain on the management team for your fund. However, in light of the faster-moving stock market, the fund has reorganized its staff to emphasize deeper, timelier research on companies.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                            HELP YOU UNDERSTAND YOUR

                            ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

  [EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

    [GARY T. CRUM PHOTO]

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETs have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system. AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

The year 2002 was a rough one for growth investing, and also difficult in particular for our fund's investment style. Volatility and uncertainty increased throughout the year in the economy and markets.

    Regrettably, these events took their toll on fund performance, which retreated again. The fund also posted returns lower than major market indexes, as shown on Page 6 of this report.

RELEVANT MARKET CONDITIONS

Markets continued to struggle under the burden of modest earnings performance by many companies, the threat of war in Iraq, and investor uncertainty about the strength of the economic recovery. Then late in 2002, North Korea added another geopolitical concern with its potential for nuclear weapons development. In contrast, the economy was helped by positive consumer confidence and retail sales for much of the year. Both auto and home sales were strong during 2002.

    After holding short-term interest rates at 1.75% until November, the Federal Reserve Board (the Fed) cut the bank overnight rate by 50 basis points to 1.25%. This was the Fed's only interest rate cut during 2002, yet investor reaction to the central bank's strategy continued to be passive.

    Following a rally in October and November, stocks again slumped in December. The Conference Board said consumer confidence fell to 80.3 points in December, and initial claims for unemployment benefits rose to 403,000 late in the month. Economists consider any jobless report higher than 400,000 an indicator of a weakening labor market. Further, the national unemployment rate hit 6% in December, the highest level in eight years.

    Economic and market conditions remained uncertain and volatile at year-end, but seemed poised for an upturn into the new year.

    As the fiscal year closed, there were positive signs. One key measurement of manufacturing activity, the Institute for Supply Management Index, rose to 54.7 points in December from 49.2 points in November, showing growth in the manufacturing sector for the first time since August 2002.

    Auto sales also climbed as the year closed, gaining 14% in December. Each of the Big 3 manufacturers posted positive results for December. Low interest rates, strong consumer spending, and positive signs of economic growth were cause for optimism.

FUND STRATEGIES AND TECHNIQUES

We have not made any material changes to the fund's positioning, but have made several tactical changes since midyear in response to the volatile market.

    Our team of analysts had previously worked as generalists, but each team member now specializes in stocks along industry lines. This focus on specific business lines by analysts allows fund managers to make quicker decisions and stay in step with faster-paced markets.

    We remain focused on earnings growth, value of earnings, and earnings momentum. We have increased holdings in the fund since the beginning of the year--up to 76.

PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets

==================================================================================================================================
INVESTMENT TYPE BREAKDOWN           TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------------
 [PIE CHART]                         1. Pfizer Inc.                                  3.1%   1. Diversified Financial Services 9.8%

 COMMON STOCKS DOMESTIC      80.8%   2. HCA Inc.                                     3.0    2. Pharmaceuticals                5.7

 COMMON STOCK INTERNATIONAL  13.6%   3. Freddie Mac                                  2.8    3. Health Care Facilities         4.8

 CASH & OTHER                 5.6%   4. Citigroup Inc.                               2.6    4. Property & Casualty Insurance  3.8

                                     5. Affiliated Computer Services, Inc.- Class A  2.5    5. Specialty Stores               3.3

                                     6. Willis Group Holdings Ltd. (Bermuda)         2.5    6. IT Consulting & Services       3.2

                                     7. Everest Re Group, Ltd. (Bermuda)             2.5    7. Banks                          3.1

                                     8. Fannie Mae                                   2.5    8. General Merchandise Stores     3.0

                                     9. Jacobs Engineering Group Inc.                2.4    9. Semiconductors                 3.0

                                    10. American International Group, Inc.           2.3   10. Systems Software               2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

Additional holdings allow us to better manage risk for investors, increasingly important in this volatile market.

    Fund performance was boosted by our holdings in the industrials and consumer discretionary sectors. It was hurt by our positions in the health care and financials sectors.

   We see positives in the current economy, with signals that the economy is growing. Also, interest rates are low, stock valuations are attractive, and news media reports about the economy are becoming more positive.

    A few fund holdings of interest are:

    o Coach was the strongest contributor to fund performance in 2002. The firm designs and sells classically styled, high-quality leather goods and accessories. The company has benefited from strong growth in its retail store base in the United States and Japan, as well as from product innovations such as licensed watches, footwear and furniture.

    o Jacobs Engineering helped fund performance as the company generated consistent revenue growth while increasing gross margins and lowering interest expense. Jacobs is a global provider of diverse professional technical services, including engineering and construction projects. The company's diversity in both products and customers has insulated it from the negative effects of a slowing economy.

    o   Comcast Corp. used acquisitions to boost its cable subscriber count to
        21.4 million, number one in the United States. We believe the firm has solid fundamentals, though it was hurt by negative news in the cable industry. Thus it performed poorly.

    o The BISYS Group supports more than 20,000 financial institutions with administration services such as record keeping, information processing, and distribution solutions. The company performed poorly for the fund in 2002 as the decline in sales of retirement services, mutual funds and insurance products was much greater than anticipated.

IN CLOSING

We know that market conditions in recent years have been largely disappointing, and 2002 in particular was a difficult year. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective, which is to seek long-term capital growth by investing in stocks of companies of any size, with strong earnings and attractive valuations.

================================================================================
                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                        ROBERT A. SHELTON, LEAD MANAGER
                                 EVAN G. HARREL
                        ASSISTED BY PREMIER EQUITY TEAM

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================


HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...
U. S. stock Market as represented by S&P 500

                                  [LINE CHART]

================================================================================================================================
12/31/52     26.57   4/30/59     57.59   8/31/65     87.17  11/30/71     93.99   4/28/78     96.83   8/31/84    166.68  12/31/90
1/30/53      26.38   5/29/59     58.68   9/30/65     89.96  12/31/71    102.09   5/31/78     97.29   9/28/84     166.1   1/31/91
2/27/53       25.9   6/30/59     58.47  10/29/65     92.42   1/31/72    103.94   6/30/78     95.53  10/31/84    166.09   2/28/91
3/31/53      25.29   7/31/59     60.51  11/30/65     91.61   2/29/72    106.57   7/31/78    100.68  11/30/84    163.58   3/29/91
4/30/53      24.62   8/31/59      59.6  12/31/65     92.43   3/31/72     107.2   8/31/78    103.29  12/31/84    167.24   4/30/91
5/29/53      24.54   9/30/59     56.88  12/31/65     92.43   4/28/72    107.67   9/29/78    102.54   1/31/85    179.63   5/31/91
6/30/53      24.14  10/30/59     57.52   1/31/66     92.88   5/31/72    109.53  10/31/78     93.15   2/28/85    181.18   6/28/91
7/31/53      24.75  11/30/59     58.28   2/28/66     91.22   6/30/72    107.14  11/30/78      94.7   3/29/85    180.66   7/31/91
8/31/53      23.32  12/31/59     59.89   3/31/66     89.23   7/31/72    107.39  12/29/78     96.11   4/30/85    179.83   8/30/91
9/30/53      23.35   1/29/60     55.61   4/29/66     91.06   8/31/72    111.09   1/31/79     99.93   5/31/85    189.55   9/30/91
10/30/53     24.54   2/29/60     56.12   5/31/66     86.13   9/29/72    110.55   2/28/79     96.28   6/28/85    191.85  10/31/91
11/30/53     24.76   3/31/60     55.34   6/30/66     84.74   0/31/72    111.58   3/30/79    101.59   7/31/85    190.92  11/29/91
12/31/53     24.81   4/29/60     54.37   7/29/66      83.6   1/30/72    116.67   4/30/79    101.76   8/30/85    188.63  12/31/91
1/29/54      26.08   5/31/60     55.83   8/31/66      77.1   2/29/72    118.05   5/31/79     99.08   9/30/85    182.08   1/31/92
2/26/54      26.15   6/30/60     56.92   9/30/66     76.56   1/31/73    116.03   6/29/79    102.91  10/31/85    189.82   2/28/92
3/31/54      26.94   7/29/60     55.51  10/31/66      80.2   2/28/73    111.68   7/31/79    103.81  11/29/85    202.17   3/31/92
4/30/54      28.26   8/31/60     56.96  11/30/66     80.45   3/30/73    111.52   8/31/79    109.32  12/31/85    211.28   4/30/92
5/31/54      29.19   9/30/60     53.52  12/30/66     80.33   4/30/73    106.97   9/28/79    109.32   1/31/86    211.78   5/29/92
6/30/54      29.21  10/31/60     53.39   1/31/67     86.61   5/31/73    104.95  10/31/79    101.82   2/28/86    226.92   6/30/92
7/30/54      30.88  11/30/60     55.54   2/28/67     86.78   6/29/73    104.26  11/30/79    106.16   3/31/86     238.9   7/31/92
8/31/54      29.83  12/30/60     58.11   3/31/67      90.2   7/31/73    108.22  12/31/79    107.94   4/30/86    235.52   8/31/92
9/30/54      32.31   1/31/61     61.78   4/28/67     94.01   8/31/73    104.25   1/31/80    114.16   5/30/86    247.35   9/30/92
10/29/54     31.68   2/28/61     63.44   5/31/67     89.08   9/28/73    108.43   2/29/80    113.66   6/30/86    250.84  10/30/92
11/30/54     34.24   3/31/61     65.06   6/30/67     90.64   0/31/73    108.29   3/31/80    102.09   7/31/86    236.12  11/30/92
12/31/54     35.98   4/28/61     65.31   7/31/67     94.75  11/30/73     95.96   4/30/80    106.29   8/29/86    252.93  12/31/92
1/31/55      36.63   5/31/61     66.56   8/31/67     93.64  12/31/73     97.55   5/30/80    111.24   9/30/86    231.32   1/29/93
2/28/55      36.76   6/30/61     64.64   9/29/67     96.71   1/31/74     96.57   6/30/80    114.24  10/31/86    243.98   2/26/93
3/31/55      36.58   7/31/61     66.76  10/31/67      93.9   2/28/74     96.22   7/31/80    121.67  11/28/86    249.22   3/31/93
4/29/55      37.96   8/31/61     68.07  11/30/67        94   3/29/74     93.98   8/29/80    122.38  12/31/86    242.17   4/30/93
5/31/55      37.91   9/29/61     66.73  12/29/67     96.47   4/30/74     90.31   9/30/80    125.46   1/30/87    274.08   5/31/93
6/30/55      41.03  10/31/61     68.62   1/31/68     92.24   5/31/74     87.28  10/31/80    127.47   2/27/87     284.2   6/30/93
7/29/55      43.52  11/30/61     71.32   2/29/68     89.36   6/28/74        86  11/28/80    140.52   3/31/87     291.7   7/30/93
8/31/55      43.18  12/29/61     71.55   3/29/68      90.2   7/31/74     79.31  12/31/80    135.76   4/30/87    288.36   8/31/93
9/30/55      43.67   1/31/62     68.84   4/30/68     97.59   8/30/74     72.15   1/30/81    129.55   5/29/87     290.1   9/30/93
10/31/55     42.34   2/28/62     69.96   5/31/68     98.68   9/30/74     63.54   2/27/81    131.27   6/30/87       304  10/29/93
11/30/55     45.51   3/30/62     69.55   6/28/68     99.58  10/31/74      73.9   3/31/81       136   7/31/87    318.66  11/30/93
12/30/55     45.48   4/30/62     65.24   7/31/68     97.74  11/29/74     69.97   4/30/81    132.81   8/31/87     329.8  12/31/93
1/31/56      43.82   5/31/62     59.63   8/30/68     98.86  12/31/74     68.56   5/29/81    132.59   9/30/87    321.83   1/31/94
2/29/56      45.34   6/29/62     54.75   9/30/68    102.67   1/31/75     76.98   6/30/81    131.21  10/30/87    251.79   2/28/94
3/30/56      48.48   7/31/62     58.23  10/31/68    103.41   2/28/75     81.59   7/31/81    130.92  11/30/87     230.3   3/31/94
4/30/56      48.38   8/31/62     59.12  11/29/68    108.37   3/31/75     83.36   8/31/81    122.79  12/31/87    247.08   4/29/94
5/31/56       45.2   9/28/62     56.27  12/31/68    103.86   4/30/75      87.3   9/30/81    116.18   1/29/88    257.07   5/31/94
6/29/56      46.97  10/31/62     56.52   1/31/69    103.01   5/30/75     91.15  10/30/81    121.89   2/29/88    267.82   6/30/94
7/31/56      49.39  11/30/62     62.26   2/28/69     98.13   6/30/75     95.19  11/30/81    126.35   3/31/88    258.89   7/29/94
8/31/56      47.51  12/31/62      63.1   3/31/69    101.51   7/31/75     88.75  12/31/81    122.55   4/29/88    261.33   8/31/94
9/28/56      45.35   1/31/63      66.2   4/30/69    103.69   8/29/75     86.88   1/29/82     120.4   5/31/88    262.16   9/30/94
10/31/56     45.58   2/28/63     64.29   5/30/69    103.46   9/30/75     83.87   2/26/82    113.11   6/30/88     273.5  10/31/94
11/30/56     45.08   3/29/63     66.57   6/30/69     97.71  10/31/75     89.04   3/31/82    111.96   7/29/88    272.02  11/30/94
12/31/56     46.67   4/30/63      69.8   7/31/69     91.83  11/28/75     91.24   4/30/82    116.44   8/31/88    261.52  12/30/94
1/31/57      44.72   5/31/63      70.8   8/29/69     95.51  12/31/75     90.19   5/31/82    111.88   9/30/88    271.91   1/31/95
2/28/57      43.26   6/28/63     69.37   9/30/69     93.12   1/30/76    100.86   6/30/82    109.61  10/31/88    278.97   2/28/95
3/29/57      44.11   7/31/63     69.13  10/31/69     97.24   2/27/76     99.71   7/30/82    107.09  11/30/88     273.7   3/31/95
4/30/57      45.74   8/30/63      72.5  11/28/69     93.81   3/31/76    102.77   8/31/82    119.51  12/30/88    277.72   4/28/95
5/31/57      47.43   9/30/63      71.7  12/31/69     92.06   4/30/76    101.64   9/30/82    120.42   1/31/89    297.47   5/31/95
6/28/57      47.37  10/31/63     74.01   1/30/70     85.02   5/31/76    100.18  10/29/82    133.71   2/28/89    288.86   6/30/95
7/31/57      47.91  11/29/63     73.23   2/27/70      89.5   6/30/76    104.28  11/30/82    138.54   3/31/89    294.87   7/31/95
8/30/57      45.22  12/31/63     75.02   3/31/70     89.63   7/30/76    103.44  12/31/82    140.64   4/28/89    309.64   8/31/95
9/30/57      42.42   1/31/64     77.04   4/30/70     81.52   8/31/76    102.91   1/31/83     145.3   5/31/89    320.52   9/29/95
10/31/57     41.06   2/28/64      77.8   5/29/70     76.55   9/30/76    105.24   2/28/83    148.06   6/30/89    317.98  10/31/95
11/29/57     41.72   3/31/64     78.98   6/30/70     72.72  10/29/76     102.9   3/31/83    152.96   7/31/89    346.08  11/30/95
12/31/57     39.99   4/30/64     79.46   7/31/70     78.05  11/30/76     102.1   4/29/83    164.42   8/31/89    351.45  12/29/95
1/31/58       41.7   5/29/64     80.37   8/31/70     81.52  12/31/76    107.46   5/31/83    162.39   9/29/89    349.15   1/31/96
2/28/58      40.84   6/30/64     81.69   9/30/70     84.21   1/31/77    102.03   6/30/83    168.11  10/31/89    340.36   2/29/96
3/31/58       42.1   7/31/64     83.18  10/30/70     83.25   2/28/77     99.82   7/29/83    162.56  11/30/89    345.99   3/29/96
4/30/58      43.44   8/31/64     81.83  11/30/70      87.2   3/31/77     98.42   8/31/83     164.4  12/29/89     353.4   4/30/96
5/30/58      44.09   9/30/64     84.18  12/31/70     92.15   4/29/77     98.44   9/30/83    166.07   1/31/90    329.08   5/31/96
6/30/58      45.24  10/30/64     84.86   1/29/71     95.88   5/31/77     96.12  10/31/83    163.55   2/28/90    331.89   6/28/96
7/31/58      47.19  11/30/64     84.42   2/26/71     96.75   6/30/77    100.48  11/30/83     166.4   3/30/90    339.94   7/31/96
8/29/58      47.75  12/31/64     84.75   3/31/71    100.31   7/29/77     98.85  12/30/83    164.93   4/30/90     330.8   8/30/96
9/30/58      50.06   1/29/65     87.56   4/30/71    103.95   8/31/77     96.77   1/31/84    163.41   5/31/90    361.23   9/30/96
10/31/58     51.33   2/26/65     87.43   5/31/71     99.63   9/30/77     96.53   2/29/84    157.06   6/29/90    358.02  10/31/96
11/28/58     52.48   3/31/65     86.16   6/30/71      99.7  10/31/77     92.34   3/30/84    159.18   7/31/90    356.15  11/29/96
12/31/58     55.21   4/30/65     89.11   7/30/71     95.58  11/30/77     94.83   4/30/84    160.05   8/31/90    322.56  12/31/96
1/30/59      55.42   5/31/65     88.42   8/31/71     99.03  12/30/77      95.1   5/31/84    150.55   9/28/90    306.05   1/31/97
2/27/59      55.41   6/30/65     84.12   9/30/71     98.34   1/31/78     89.25   6/29/84    153.18  10/31/90       304   2/28/97
3/31/59      55.44   7/30/65     85.25  10/29/71     94.23   2/28/78     87.04   7/31/84    150.66  11/30/90    322.22   3/31/97
                                                             3/31/78     89.21


  330.22   4/30/97    801.34
  343.93   5/30/97    848.28
  367.07   6/30/97    885.14
  375.22   7/31/97    954.29
  375.34   8/29/97    899.47
  389.83   9/30/97    947.28
  371.16  10/31/97    914.62
  387.81  11/28/97     955.4
  395.43  12/31/97    970.43
  387.86   1/30/98    980.28
  392.45   2/27/98   1049.34
  375.22   3/31/98   1101.75
  417.09   4/30/98   1111.75
  408.79   5/29/98   1090.82
   412.7   6/30/98   1133.84
  403.69   7/31/98   1120.67
  414.95   8/31/98    957.28
  415.35   9/30/98   1017.01
  408.14  10/30/98   1098.67
  424.22  11/30/98   1163.63
  414.03  12/31/98   1229.23
   417.8   1/29/99   1279.64
  418.68   2/26/99   1238.33
  431.35   3/31/99   1286.37
  435.71   4/30/99   1335.18
  438.78   5/31/99   1301.84
  443.38   6/30/99   1372.71
  451.67   7/30/99   1328.72
  440.19   8/31/99   1320.41
  450.19   9/30/99   1282.71
  450.53  10/29/99   1362.93
  448.13  11/30/99   1388.91
  463.56  12/31/99   1469.25
  458.93   1/31/00   1394.46
  467.83   2/29/00   1366.42
  461.79   3/31/00   1498.58
  466.45   4/28/00   1452.43
  481.61   5/31/00    1420.6
  467.14   6/30/00    1454.6
  445.77   7/31/00   1430.83
  450.91   8/31/00   1517.68
  456.51   9/29/00   1436.51
  444.27  10/31/00    1429.4
  458.26  11/30/00   1314.95
   475.5  12/29/00   1320.28
  462.71   1/31/01   1366.01
  472.35   2/28/01   1239.94
  453.69   3/30/01   1160.33
  459.27   4/30/01   1249.46
  470.42   5/31/01   1255.82
  487.39   6/29/01   1224.42
  500.71   7/31/01   1211.23
  514.71   8/31/01   1133.58
   533.4   9/28/01   1040.94
  544.75  10/31/01   1059.78
  562.06  11/30/01   1139.45
  561.88  12/31/01   1148.08
  584.41   1/31/02    1130.2
   581.5   2/28/02   1106.73
  605.37   3/29/02   1147.39
  615.93   4/30/02   1076.92
  636.02   5/31/02   1067.14
  640.43   6/28/02    989.82
   645.5   7/31/02    911.62
  654.17   8/30/02    916.07
  669.12   9/30/02    815.28
  670.63  10/30/02    890.71
  639.95  11/29/02    936.31
  651.99  12/31/02    879.82
  687.31
  705.27
  757.02
  740.74
  786.16
  790.82
  757.12

                                                          Source: Bloomberg LP

================================================================================================================================


The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE
================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/02

                                [MOUNTAIN CHART]

            AIM Premier       AIM Premier      AIM Premier
            Equity II Fund    Equity Fund      Equity II Fund    S&P 500    Lipper Multi-Cap
 Date       Class A Shares    Class B Shares   Class C Shares    Index      Core Fund Index
08/31/00      9450              10000             10000          10000         10000
09/30/00      9044               9560              9560           9472          9392
10/31/00      9035               9550              9550           9432          8846
11/30/00      7891               8331              8331           8689          7397
12/31/00      8176               8632              8632           8732          7627
01/31/01      8734               9212              9212           9042          7782
02/28/01      7797               8221              8221           8218          6643
03/31/01      7030               7410              7410           7698          5931
04/30/01      7788               8211              8211           8295          6655
05/31/01      7816               8231              8231           8351          6619
06/30/01      7702               8100              8100           8148          6501
07/31/01      7296               7670              7670           8068          6150
08/31/01      6681               7018              7018           7564          5619
09/30/01      5791               6087              6087           6953          4784
10/31/01      6009               6307              6307           7086          5127
11/30/01      6482               6808              6798           7629          5621
12/31/01      6691               7010              7010           7697          5708
01/31/02      6378               6680              6680           7584          5547
02/28/02      6199               6490              6490           7438          5202
03/31/02      6559               6870              6870           7718          5512
04/30/02      6180               6459              6459           7250          5178
05/31/02      6028               6299              6299           7197          5028
06/30/02      5460               5708              5698           6684          4559
07/31/02      4957               5177              5177           6164          4131
08/31/02      4900               5107              5107           6204          4100
09/30/02      4483               4677              4677           5530          3781
10/31/02      4739               4937              4937           6016          4070
11/30/02      4967               5178              5178           6370          4325
12/31/02      4692               4741              4878           5995          4006

                                                                 Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
========================================================================================

Your fund's total return includes sales charges, expenses, and management fees. Performance of the fund's Class A, B, and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

FUND RETURNS
AS OF 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/02, INCLUDING SALES CHARGES

================================================================================

Class A Shares
Inception (8/31/00)                    -27.69%
  1 Year                               -33.73

Class B Shares
Inception (8/31/00)                    -27.36
  1 Year                               -33.77

Class C Shares
Inception (8/31/00)                    -26.48
  1 Year                               -31.12

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                                      -29.89%
CLASS B SHARES                                      -30.29
CLASS C SHARES                                      -30.43
S&P 500
(BROAD MARKET INDEX, STYLE-SPECIFIC INDEX)          -22.09
LIPPER MULTI-CAP CORE (LIPPER PEER GROUP)           -21.74

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-80.83%

ADVERTISING-1.61%

Omnicom Group Inc.                                          19,000      $ 1,227,400
===================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.18%

Coach, Inc.(a)                                              50,500        1,662,460
===================================================================================

BANKS-3.08%

Bank of America Corp.                                       22,500        1,565,325
-----------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                            32,400          776,304
===================================================================================
                                                                          2,341,629
===================================================================================

BIOTECHNOLOGY-0.82%

Amgen Inc.(a)                                               12,900          623,586
===================================================================================

BREWERS-2.14%

Anheuser-Busch Cos., Inc.                                   21,700        1,050,280
-----------------------------------------------------------------------------------
Coors (Adolph) Co.-Class B                                   9,500          581,875
===================================================================================
                                                                          1,632,155
===================================================================================

BROADCASTING & CABLE TV-2.32%

Comcast Corp.-Special Class A(a)                            47,700        1,077,543
-----------------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)                    28,200          690,900
===================================================================================
                                                                          1,768,443
===================================================================================

COMPUTER & ELECTRONICS RETAIL-2.41%

Best Buy Co., Inc.(a)                                       21,500          519,225
-----------------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                               30,000        1,315,500
===================================================================================
                                                                          1,834,725
===================================================================================

COMPUTER HARDWARE-1.87%

Dell Computer Corp.(a)                                      53,200        1,422,568
===================================================================================

CONSTRUCTION & ENGINEERING-2.35%

Jacobs Engineering Group Inc.(a)                            50,300        1,790,680
===================================================================================

CONSUMER FINANCE-0.70%

MBNA Corp.                                                  28,000          532,560
===================================================================================

DATA PROCESSING SERVICES-2.67%

BISYS Group, Inc. (The)(a)                                  44,800          712,320
-----------------------------------------------------------------------------------
Concord EFS, Inc.(a)                                        40,000          629,600
-----------------------------------------------------------------------------------
First Data Corp.                                            19,500          690,495
===================================================================================
                                                                          2,032,415
===================================================================================

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-9.82%

Citigroup Inc.                                              55,300      $ 1,946,007
-----------------------------------------------------------------------------------
Fannie Mae                                                  29,000        1,865,570
-----------------------------------------------------------------------------------
Freddie Mac                                                 36,000        2,125,800
-----------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                                8,600          458,294
-----------------------------------------------------------------------------------
Morgan Stanley                                              27,100        1,081,832
===================================================================================
                                                                          7,477,503
===================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.54%

Diebold, Inc.                                               10,000          412,200
===================================================================================

EMPLOYMENT SERVICES-0.80%

Robert Half International Inc.(a)                           38,000          612,180
===================================================================================

GENERAL MERCHANDISE STORES-1.78%

Target Corp.                                                45,200        1,356,000
===================================================================================

HEALTH CARE FACILITIES-4.81%

HCA Inc.                                                    55,600        2,307,400
-----------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                                45,200        1,352,881
===================================================================================
                                                                          3,660,281
===================================================================================

HOUSEHOLD PRODUCTS-1.69%

Procter & Gamble Co. (The)                                  15,000        1,289,100
===================================================================================

INDUSTRIAL CONGLOMERATES-1.20%

General Electric Co.                                        37,400          910,690
===================================================================================

INDUSTRIAL MACHINERY-1.60%

Danaher Corp.                                               18,500        1,215,450
===================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.41%

SBC Communications Inc.                                     11,500          311,765
===================================================================================

IT CONSULTING & SERVICES-2.54%

Affiliated Computer Services, Inc.-Class A(a)               36,800        1,937,520
===================================================================================

LIFE & HEALTH INSURANCE-0.88%

AFLAC Inc.                                                  22,200          668,664
===================================================================================

MANAGED HEALTH CARE-2.63%

Anthem, Inc.(a)                                             21,500        1,352,350
-----------------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                            9,100          647,556
===================================================================================
                                                                          1,999,906
===================================================================================

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------

METAL & GLASS CONTAINERS-0.57%

Pactiv Corp.(a)                                             20,000      $   437,200
===================================================================================

MOTORCYCLE MANUFACTURERS-0.49%

Harley-Davidson, Inc.                                        8,000          369,600
===================================================================================

MOVIES & ENTERTAINMENT-1.59%

Viacom Inc.-Class B(a)                                      29,800        1,214,648
===================================================================================

MULTI-LINE INSURANCE-2.35%

American International Group, Inc.                          30,900        1,787,565
===================================================================================

NETWORKING EQUIPMENT-0.52%

NetScreen Technologies, Inc.(a)                             23,500          395,740
===================================================================================

OIL & GAS DRILLING-1.12%

ENSCO International Inc.                                    29,000          854,050
===================================================================================

OIL & GAS EQUIPMENT & SERVICES-2.60%

Baker Hughes Inc.                                           27,400          882,006
-----------------------------------------------------------------------------------
BJ Services Co.(a)                                          34,000        1,098,540
===================================================================================
                                                                          1,980,546
===================================================================================

PACKAGED FOODS & MEATS-0.92%

Sara Lee Corp.                                              31,000          697,810
===================================================================================

PHARMACEUTICALS-5.73%

Allergan, Inc.                                              24,200        1,394,404
-----------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                               36,300          623,997
-----------------------------------------------------------------------------------
Pfizer Inc.                                                 76,600        2,341,662
===================================================================================
                                                                          4,360,063
===================================================================================

PROPERTY & CASUALTY INSURANCE-2.84%

Allstate Corp. (The)                                        22,000          813,780
-----------------------------------------------------------------------------------
Ambac Financial Group, Inc.                                 20,200        1,136,048
-----------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)                 2,389           34,999
-----------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)                11,908          174,452
===================================================================================
                                                                          2,159,279
===================================================================================

RESTAURANTS-2.07%

Brinker International, Inc.(a)                              26,400          851,400
-----------------------------------------------------------------------------------
Yum! Brands, Inc.(a)                                        30,000          726,600
===================================================================================
                                                                          1,578,000
===================================================================================

SEMICONDUCTORS-2.96%

Analog Devices, Inc.(a)                                     19,000          453,530
-----------------------------------------------------------------------------------

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Microchip Technology Inc.                                   58,000      $ 1,418,100
-----------------------------------------------------------------------------------
Micron Technology, Inc.(a)                                  39,000          379,860
===================================================================================
                                                                          2,251,490
===================================================================================

SPECIALTY STORES-3.34%

Advance Auto Parts, Inc.(a)                                 16,000          782,400
-----------------------------------------------------------------------------------
Michaels Stores, Inc.(a)                                    11,600          363,080
-----------------------------------------------------------------------------------
PETsMART, Inc.(a)                                           25,100          429,963
-----------------------------------------------------------------------------------
Weight Watchers International, Inc.(a)                       8,500          390,745
-----------------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                                    21,400          581,010
===================================================================================
                                                                          2,547,198
===================================================================================

SYSTEMS SOFTWARE-2.88%

Microsoft Corp.(a)                                          33,100        1,711,270
-----------------------------------------------------------------------------------
Network Associates, Inc.(a)                                 30,000          482,700
===================================================================================
                                                                          2,193,970
===================================================================================
    Total Domestic Common Stocks (Cost $65,900,307)                      61,547,039
===================================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-13.54%

BERMUDA-6.04%

Accenture Ltd.-Class A (IT Consulting & Services)(a)                        512,715
-----------------------------------------------------------------------------------
Bunge Ltd. (Agricultural Products)                          10,000          240,600
-----------------------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)                        34,600        1,913,380
-----------------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance Brokers)(a)           67,300        1,929,491
===================================================================================
                                                                          4,596,186
===================================================================================

CANADA-0.86%

Celestica Inc. (Electronic Equipment & Instruments)(a)      46,600          657,060
===================================================================================

CAYMAN ISLANDS-1.84%

ACE Ltd. (Property & Casualty Insurance)                    24,400          715,896
-----------------------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)(a)                 28,000          680,960
===================================================================================
                                                                          1,396,856
===================================================================================

IRELAND-2.30%

Ryanair Holdings PLC-ADR (Airlines)(a)                      44,700        1,750,452
===================================================================================

LIBERIA-1.26%

Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise
  Lines)                                                    57,600          961,920
===================================================================================

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------

MEXICO-1.24%

Wal-Mart de Mexico S.A. de C.V.-Series C (General
  Merchandise Stores)                                      485,000      $   943,342
===================================================================================
    Total Foreign Stocks & Other Equity Interests
      (Cost $12,303,613)                                                 10,305,816
===================================================================================

                                                        PRINCIPAL
                                                          AMOUNT
U.S. TREASURY SECURITIES-0.39%

U.S. TREASURY BILLS-0.39%

1.18%, 03/20/03 (Cost $299,233)(b)                      $  300,000(c)       299,233
===================================================================================

                                                          SHARES
MONEY MARKET FUNDS-5.84%

STIC Liquid Assets Portfolio(d)                          2,224,321        2,224,321
-----------------------------------------------------------------------------------
STIC Prime Portfolio(d)                                  2,224,321        2,224,321
===================================================================================
    Total Money Market Funds (Cost $4,448,642)                            4,448,642
===================================================================================
TOTAL INVESTMENTS-100.60% (excluding investments
  purchased with cash collateral from securities
  loans)(Cost $82,951,795)                                               76,600,730
===================================================================================

                                                                          MARKET
                                                          SHARES           VALUE
-----------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANS

MONEY MARKET FUNDS-3.26%

STIC Liquid Assets Portfolio(d)(e)                       2,478,034      $ 2,478,034
===================================================================================
    Total Money Market Funds (purchased with cash
      collateral from securities loans)(Cost
      $2,478,034)                                                         2,478,034
===================================================================================
TOTAL INVESTMENTS-103.86% (Cost $85,429,829)                             79,078,764
===================================================================================
OTHER ASSETS LESS LIABILITIES-(3.86%)                                    (2,937,388)
===================================================================================
NET ASSETS-100.00%                                                      $76,141,376
___________________________________________________________________________________
===================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.
                                       F-3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $85,429,829)*                                 $79,078,764
-----------------------------------------------------------
Receivables for:
  Investments sold                                  293,491
-----------------------------------------------------------
  Variation margin                                    2,450
-----------------------------------------------------------
  Fund shares sold                                   87,652
-----------------------------------------------------------
  Dividends                                          34,272
-----------------------------------------------------------
Investment for deferred compensation plan            10,249
-----------------------------------------------------------
Other assets                                         16,802
===========================================================
    Total assets                                 79,523,680
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            686,474
-----------------------------------------------------------
  Deferred compensation plan                         10,249
-----------------------------------------------------------
  Collateral upon return of securities loaned     2,478,034
-----------------------------------------------------------
Accrued distribution fees                            97,585
-----------------------------------------------------------
Accrued transfer agent fees                          64,213
-----------------------------------------------------------
Accrued operating expenses                           45,749
===========================================================
    Total liabilities                             3,382,304
===========================================================
Net assets applicable to shares outstanding     $76,141,376
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $27,498,922
___________________________________________________________
===========================================================
Class B                                         $34,596,298
___________________________________________________________
===========================================================
Class C                                         $14,046,156
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           5,560,315
___________________________________________________________
===========================================================
Class B                                           7,096,286
___________________________________________________________
===========================================================
Class C                                           2,881,515
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      4.95
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.95 divided
      by 94.50%)                                $      5.24
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      4.88
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      4.87
___________________________________________________________
===========================================================

* At December 31, 2002, securities with an aggregate market value of $2,432,388 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,785)                                      $    560,913
-----------------------------------------------------------
Dividends from affiliated money market funds        132,107
-----------------------------------------------------------
Interest                                             25,217
-----------------------------------------------------------
Security lending income                              19,254
===========================================================
    Total investment income                         737,491
===========================================================

EXPENSES:

Advisory fees                                       838,295
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       33,235
-----------------------------------------------------------
Distribution fees -- Class A                        144,124
-----------------------------------------------------------
Distribution fees -- Class B                        490,012
-----------------------------------------------------------
Distribution fees -- Class C                        215,931
-----------------------------------------------------------
Transfer agent fees                                 441,235
-----------------------------------------------------------
Trustees' fees                                        9,230
-----------------------------------------------------------
Other                                               139,683
===========================================================
    Total expenses                                2,361,745
===========================================================
Less: Fees waived                                    (1,858)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,887)
===========================================================
    Net expenses                                  2,358,000
===========================================================
Net investment income (loss)                     (1,620,509)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (33,114,237)
-----------------------------------------------------------
  Foreign currencies                                   (362)
-----------------------------------------------------------
  Futures contracts                                (506,382)
-----------------------------------------------------------
  Option contracts written                           65,098
===========================================================
                                                (33,555,883)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (6,932,558)
-----------------------------------------------------------
  Futures contracts                                (162,363)
===========================================================
                                                 (7,094,921)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                              (40,650,804)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(42,271,313)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,620,509)   $ (1,631,805)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (33,555,883)    (42,661,120)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (7,094,921)      6,794,527
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (42,271,313)    (37,498,398)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (64,952)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --         (16,203)
------------------------------------------------------------------------------------------
  Class B                                                               --         (19,267)
------------------------------------------------------------------------------------------
  Class C                                                               --          (8,700)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (14,729,388)     16,139,168
------------------------------------------------------------------------------------------
  Class B                                                      (14,325,805)     20,998,585
------------------------------------------------------------------------------------------
  Class C                                                       (7,723,830)      6,902,879
==========================================================================================
    Net increase (decrease) in net assets                      (79,050,336)      6,433,112
==========================================================================================

NET ASSETS:

  Beginning of year                                            155,191,712     148,758,600
==========================================================================================
  End of year                                                 $ 76,141,376    $155,191,712
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $161,421,157    $199,816,729
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (14,266)         (9,943)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (78,867,158)    (45,311,638)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (6,398,357)        696,564
==========================================================================================
                                                              $ 76,141,376    $155,191,712
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity II Fund, formerly Value II Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,858.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $248,186 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $144,124, $490,012 and $215,931, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2002, AIM Distributors retained $20,052 in front-end sales commissions from the sale of Class A shares and $3,791, $0, and $5,330 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,838 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,869 and reductions in custodian fees of $18 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,887.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $2,432,388 were on loan to brokers. The loans were secured by cash collateral of $2,478,034 received by the Fund and invested subsequently in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2002, the Fund received fees of $19,254 for securities lending.

NOTE 7--FUTURES CONTRACTS

On December 31, 2002, $115,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                   UNREALIZED
                        NO. OF        MONTH/          MARKET      APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------
S&P 500 Index              7       Mar. 03/Long     $1,538,075      $(47,292)
_______________________________________________________________________________
===============================================================================

NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       --       $     --
---------------------------------------------------------
Written                                380         69,658
---------------------------------------------------------
Closed                                (380)       (69,658)
=========================================================
End of year                             --       $     --
_________________________________________________________
=========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended 2002 and 2001 were as follows:

                                          2002        2001
------------------------------------------------------------
Distributions paid from ordinary
  income                                $     --    $109,122
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $ (7,120,391)
-----------------------------------------------------------
Temporary book/tax differences                      (14,266)
-----------------------------------------------------------
Capital loss carryforward                       (77,528,358)
-----------------------------------------------------------
Post-October capital loss deferral                 (616,766)
-----------------------------------------------------------
Shares of beneficial interest                   161,421,157
===========================================================
                                               $ 76,141,376
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $40,823,682
----------------------------------------------------------
December 31, 2010                              36,704,676
==========================================================
                                              $77,528,358
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $65,549,424 and $95,301,314, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  4,898,212
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (12,018,603)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (7,120,391)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $86,199,155.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses on December 31, 2002, undistributed net investment income
(loss) was increased by $1,616,186, undistributed net realized gains (losses) increased by $363 and shares of beneficial interest decreased by $1,616,549. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,076,445    $  6,447,123     5,985,549    $ 48,356,484
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        960,623       5,706,122     5,412,852      43,258,374
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        455,967       2,722,417     2,272,059      18,177,771
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        11,649          78,507
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         2,749          18,379
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,235           8,260
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                        101,565         589,137            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (102,385)       (589,137)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (3,775,111)    (21,765,648)   (4,256,465)    (32,295,823)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,408,797)    (19,442,790)   (3,057,696)    (22,278,168)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,861,996)    (10,446,247)   (1,532,565)    (11,283,152)
======================================================================================================================
                                                              (6,553,689)   $(36,779,023)    4,839,367    $ 44,040,632
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                --------------------------------------------
                                                                                            AUGUST 31, 2000
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                    DECEMBER 31,             COMMENCED) TO
                                                                ---------------------         DECEMBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.06       $  8.64           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)     (0.04)            (0.00)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.05)        (1.53)            (1.35)
============================================================================================================
    Total from investment operations                              (2.11)        (1.57)            (1.35)
============================================================================================================
Less distributions:
  Dividends from net investment income                               --         (0.01)               --
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         (0.00)            (0.01)
============================================================================================================
    Total distributions                                              --         (0.01)            (0.01)
============================================================================================================
Net asset value, end of period                                  $  4.95       $  7.06           $  8.64
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (29.89)%      (18.17)%          (13.49)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,499       $57,591           $55,409
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.70%(c)      1.52%             1.40%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.70%(c)      1.54%             2.00%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.04)%(c)    (0.56)%            0.10%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                              63%           67%               13%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $41,178,357.
(d)  Annualized.

                                                                                  CLASS B
                                                                -------------------------------------------
                                                                                              AUGUST 31,
                                                                                                 2000
                                                                      YEAR ENDED           (DATE OPERATIONS
                                                                     DECEMBER 31,           COMMENCED) TO
                                                                -----------------------      DECEMBER 31,
                                                                 2002            2001            2000
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.00         $  8.61        $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)(a)       (0.09)         (0.02)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.02)          (1.52)         (1.36)
===========================================================================================================
    Total from investment operations                              (2.12)          (1.61)         (1.38)
===========================================================================================================
Less distributions from net realized gains                           --           (0.00)         (0.01)
===========================================================================================================
Net asset value, end of period                                  $  4.88         $  7.00        $  8.61
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                  (30.29)%        (18.68)%       (13.79)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $34,596         $67,571        $62,792
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.35%(c)        2.18%          2.10%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.35%(c)        2.20%          2.70%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.69)%(c)      (1.22)%        (0.60)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              63%             67%            13%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $49,001,209.
(d)  Annualized.

                                                                                  CLASS C
                                                                --------------------------------------------
                                                                                               AUGUST 31,
                                                                                                  2000
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                    DECEMBER 31,             COMMENCED) TO
                                                                ---------------------         DECEMBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.00       $  8.62           $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)(a)     (0.09)            (0.02)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.03)        (1.53)            (1.35)
============================================================================================================
    Total from investment operations                              (2.13)        (1.62)            (1.37)
============================================================================================================
Less distributions from net realized gains                           --         (0.00)            (0.01)
============================================================================================================
Net asset value, end of period                                  $  4.87       $  7.00           $  8.62
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (30.43)%      (18.77)%          (13.69)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $14,046       $30,030           $30,557
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.35%(c)      2.18%             2.10%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.35%(c)      2.20%             2.70%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.69)%(c)    (1.22)%           (0.60)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                              63%           67%               13%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $21,593,138.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Premier Equity II Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Premier Equity II Fund, formerly known as Value II Fund, (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                   [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

   DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

   MORE AGGRESSIVE                                 MORE AGGRESSIVE                                 TAXABLE

                                                                                                MORE AGGRESSIVE
AIM Emerging Growth Fund                    AIM Developing Markets Fund
AIM Small Cap Growth Fund(1)                  AIM European Small Company Fund             AIM High Yield Fund II
AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund
AIM Opportunities I Fund(2,3)                 AIM International Emerging Growth Fund      AIM Strategic Income Fund
AIM Mid Cap Growth Fund                     AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Libra Fund                              AIM European Growth Fund(2)                   AIM Global Income Fund
AIM Dent Demographic Trends Fund            AIM International Growth Fund(2)              AIM Total Return Bond Fund
AIM Opportunities II Fund(2,3)                AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                      AIM Worldwide Spectrum Fund                   AIM Short Term Bond Fund
AIM Large Cap Growth Fund                   AIM Global Trends Fund                        AIM Floating Rate Fund
AIM Weingarten Fund                         AIM International Core Equity Fund(2)         AIM Limited Maturity Treasury Fund(4,5)
AIM Opportunities III Fund(2,3)                                                           AIM Money Market Fund
AIM Small Cap Equity Fund                         MORE CONSERVATIVE
AIM Capital Development Fund                                                                     MORE CONSERVATIVE
AIM Mid Cap Core Equity Fund(2)                     SECTOR EQUITY
AIM Select Equity Fund                                                                                TAX-FREE
AIM Premier Equity II Fund(2)                       MORE AGGRESSIVE
AIM Premier Equity Fund(2)                                                                         MORE AGGRESSIVE
AIM Blue Chip Fund                          AIM New Technology Fund
AIM Mid Cap Basic Value Fund                AIM Global Science and Technology Fund(2)     AIM High Income Municipal Fund
AIM Large Cap Core Equity Fund              AIM Global Energy Fund                        AIM Municipal Bond Fund
AIM Charter Fund                            AIM Global Financial Services Fund            AIM Tax-Free Intermediate Fund(4,5)
AIM Basic Value Fund                        AIM Global Health Care Fund                   AIM Tax-Exempt Cash Fund
AIM Large Cap Basic Value Fund              AIM Global Utilities Fund
AIM Balanced Fund*                          AIM Real Estate Fund                                  MORE CONSERVATIVE
AIM Basic Balanced Fund*
                                                     MORE CONSERVATIVE
   MORE CONSERVATIVE

*Domestic equity and income fund



Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                            College       Separately
Mutual          Retirement                  Savings       Managed       Offshore      Alternative   Cash
Funds           Products      Annuities     Plans         Accounts      Products      Investments   Management


                                                             [AIM LOGO]
                                                      --Registered Trademark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                      --Registered Trademark--

AIMinvestments.com                                                    PEQ2-AR-1

                        ANNUAL REPORT / DECEMBER 31, 2002
                             AIM SELECT EQUITY FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                        JARDIN EN FLEURS BY CLAUDE MONET

 TO CREATE A SUCCESSFUL GARDEN REQUIRES CAREFUL SELECTION OF THE PLANTINGS. AN

 INTERESTING GARDEN CONTAINS A VARIETY OF COLORS, HEIGHTS, AND TEXTURES. A WISE

 GARDENER CHOOSES PLANTS THAT ARE SUITED TO THE GARDEN'S CLIMATE AND CONDITIONS

   IN ORDER TO MINIMIZE RISK. AIM SELECT EQUITY FUND FOCUSES ON CAREFUL STOCK

          SELECTION, DIVERSITY WITHIN ITS HOLDINGS, AND REDUCED RISK.

================================================================================

AIM SELECT EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have greater potential for business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization.

o The unmanaged Lipper Multi-Cap Core Fund Index represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                   DEAR SHAREHOLDER:

[PHOTO OF          All of us know how difficult the equity markets were during
ROBERT H.          the fiscal year covered by this report, as major domestic
GRAHAM]            equity indexes posted negative returns for a third
                   consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                      In light of continuing market difficulties, I thought you
                   would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

      Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we all should keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   In a very difficult market, for the year ended December 31, 2002, AIM Select Equity Fund Class A shares returned -29.59% at net asset value (the performance of other share classes is shown on page 6). By contrast, the broad-market S&P 500 returned -22.09%. I urge you to read the portion of this report called "Management's Discussion of Fund Performance" to learn of recent changes made with a view to reducing the volatility and increasing the performance of this fund.

   Polly Ahrendts, one of the portfolio managers for your fund, has announced her intent to retire on January 31, 2003, after the fiscal year's close. Duy Nguyen remains on the management team for your fund, and J. Philip Ferguson has joined the team.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,


/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                         FIRST, PROFESSIONAL ADVICE IS

                         MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                            CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

   EDGAR M. LARSEN
Chief Investment Officer

[GARY T. CRUM PHOTO]

    GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

   By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

   AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR


                                 COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

As you well know, the financial markets have suffered greatly during the fund's fiscal year that ended December 31, 2002. The disappointments have affected almost all investors. The equity market has experienced considerable losses. Small-, mid-, and large-cap stocks all have been affected.

   Performance for the AIM Select Equity Fund Class A shares and the S&P 500 are reported in the Chairman's Letter. Not only did the fund and its broad market benchmark end the year in negative territory, but the fund's style-specific index, the Russell 3000 Index, and its Lipper peer group, the Lipper Multi-Cap Core Fund Index, also suffered double-digit losses. In fact, all major U.S. equity market indexes posted negative returns for the year.

   We know you are disappointed, as we are, that all of the returns cited are in negative territory. First, be assured that we are diligently examining and re-examining every decision we make in this volatile marketplace. Next, know that we are making some changes in strategy, which we will discuss in subsequent paragraphs.

RELEVANT MARKET CONDITIONS

The themes that appeared in 2001 continued to thwart all but brief market rebounds in 2002. These themes were, of course, the pall of doubt cast on corporate accounting practices, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks and the possibility of war with Iraq.

   The volatility in the markets this year kept everyone guessing as to what sectors and stock types would win out. In the end, all stock types and all sectors sustained losses. Of the 102 industries within the 10 sectors of the S&P 500 in 2002, only five had positive returns of more than 10% for the year: housewares and specialties, photographic products (both in the consumer discretionary sector); and metal and glass containers, specialty chemicals, and gold (all in the materials sector).

   At the end of the reporting period, conditions continued to be volatile and uncertain. Investors were wary and prone to take short-term profits when they could. World politics and the U.S. unemployment rate continued to dampen investor and consumer enthusiasm. Excluding auto sales, December retail sales were flat for the month, ending one of the weakest holiday-shopping seasons in more than a decade. As in most of the preceding 12 months, mixed economic signals contributed heavily to market volatility.

FUND STRATEGIES AND TECHNIQUES

To reduce the effect that each holding has on fund performance, we have dramatically added to the number of stocks in the portfolio. At the end of the third quarter, the fund had 86 holdings. On December 31, 2002, the fund's portfolio contained 190 holdings. This change, like all strategy changes in managing a portfolio, will take time to show results. Nevertheless, we believe that this is an important step to cushion against volatility. Our intent is to build the portfolio to contain between two and three hundred stocks.

   We have also more evenly balanced our diversification in terms of market capitalization. As before, we continue to invest in companies of all market capitalizations, but in previous months, we have had a larger portion invested in large-cap stocks. We have decreased the percentage of large-cap stocks


PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets

================================================================================================================================
INVESTMENT TYPE BREAKDOWN        TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------------------
based on total equity assets
[PIE CHART]                        1. Microsoft Corp.                 2.0%      1. Diversified Financial Services         5.6%

LARGE-CAP STOCKS         36%       2. Bank One Corp.                  1.9       2. Pharmaceuticals                        4.6

MID-CAP STOCKS           39%       3. Ross Stores, Inc.               1.7       3. Data Processing Services               4.6

SMALL-CAP STOCKS         25%       4. Gap, Inc. (The)                 1.6       4. Banks                                  4.5

                                   5. Waste Management, Inc.          1.6       5. Systems Software                       3.8

                                   6. American Standard Cos. Inc.     1.5       6. Health Care Equipment                  3.6

                                   7. Medicis Pharmaceutical Corp.    1.5       7. Apparel Retail                         3.3
                                      Class A

                                   8. ACE Ltd. (Cayman Islands)       1.4       8. Electronic Equipment & Instruments     3.2

                                   9. Citigroup Inc.                  1.4       9. Oil & Gas Drilling                     3.0

                                  10. Transocean Inc.                 1.4      10. Health Care Distributors & Services    2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================================================

and increased the percentage of small-cap stocks that we own. We look to continue this more balanced exposure, depending, of course, upon market conditions.

   Our universe of stocks continues to be those stocks that are owned by one or more of the funds at AIM Investments(SM). In that way, we continue to take advantage of the best ideas from AIM. In addition, we use a proprietary computer model that balances our fundamental insights with our desired risk profile.

   The model ranks stocks on various earnings growth and valuation factors that we believe are reliable predictors of future stock performance. We then analyze the characteristics of a portfolio of the highest-ranked stocks to ensure that its makeup aligns with our fundamental insights. In some cases we will buy a lower-ranked stock instead of a higher-ranked stock if our fundamental research indicates the company's earnings picture contains a catalyst not captured by the stock selection model.

   We examine many components of the fund's risk profile: sector exposure, beta, volatility, liquidity, valuation and earnings variability. We continually examine the portfolio to ensure we are comfortable with its risk exposures. Our quantitative research team also constantly reviews the model to ensure that the right combination of factors is being applied to the universe of stocks.

   A few stocks in the portfolio's holdings as of December 31, 2002, are specified below.

   o Ross Stores was one of the portfolio's top performers. Ross is a discount clothing chain with stores in 23 states. In November 2002, the company reported that comparable store sales for its third fiscal quarter increased 7% over the same quarter of the previous year.

   o Express Scripts, also one of the portfolio's top performers, processes more than 290 million prescriptions a year. Its customers are HMOs and other health insurers. Unlike its primary competitors, Express Scripts is not owned by a drug company, giving it wider purchasing latitude.

   o Though one of the leading advertising conglomerates in the world, Interpublic detracted from the portfolio's performance. Interpublic suffered from reduced corporate spending on advertising and unanticipated costs at one of its worldwide units. We have reduced our holdings in this security.

IN CLOSING

Be assured that we are working diligently to meet the fund's investment objective of long-term capital growth. We believe that the changes we have implemented will enable us to draw upon greater resources, evaluate more data and reduce risk.

================================================================================
                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                           POLLY AHRENDTS, CO-MANAGER
                         J. PHILIP FERGUSON, CO-MANAGER
                             DUY NGUYEN, CO-MANAGER
                        ASSISTED BY VARIOUS EQUITY TEAMS
                   REPRESENTING AIM'S GROWTH, GARP AND VALUE
                                  DISCIPLINES

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                   [GRAPHIC]


HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. stock Market as represented by S&P 500

                                  [LINE CHART]

12/31/52  26.57     4/30/59  57.59     8/31/65   87.17      11/30/71     93.99       4/28/78    96.83      8/31/84    166.68
 1/30/53  26.38     5/29/59  58.68     9/30/65   89.96      12/31/71    102.09       5/31/78    97.29      9/28/84     166.1
 2/27/53   25.9     6/30/59  58.47    10/29/65   92.42       1/31/72    103.94       6/30/78    95.53     10/31/84    166.09
 3/31/53  25.29     7/31/59  60.51    11/30/65   91.61       2/29/72    106.57       7/31/78   100.68     11/30/84    163.58
 4/30/53  24.62     8/31/59   59.6    12/31/65   92.43       3/31/72     107.2       8/31/78   103.29     12/31/84    167.24
 5/29/53  24.54     9/30/59  56.88    12/31/65   92.43       4/28/72    107.67       9/29/78   102.54      1/31/85    179.63
 6/30/53  24.14    10/30/59  57.52     1/31/66   92.88       5/31/72    109.53      10/31/78    93.15      2/28/85    181.18
 7/31/53  24.75    11/30/59  58.28     2/28/66   91.22       6/30/72    107.14      11/30/78     94.7      3/29/85    180.66
 8/31/53  23.32    12/31/59  59.89     3/31/66   89.23       7/31/72    107.39      12/29/78    96.11      4/30/85    179.83
 9/30/53  23.35     1/29/60  55.61     4/29/66   91.06       8/31/72    111.09       1/31/79    99.93      5/31/85    189.55
10/30/53  24.54     2/29/60  56.12     5/31/66   86.13       9/29/72    110.55       2/28/79    96.28      6/28/85    191.85
11/30/53  24.76     3/31/60  55.34     6/30/66   84.74      10/31/72    111.58       3/30/79   101.59      7/31/85    190.92
12/31/53  24.81     4/29/60  54.37     7/29/66    83.6      11/30/72    116.67       4/30/79   101.76      8/30/85    188.63
 1/29/54  26.08     5/31/60  55.83     8/31/66    77.1      12/29/72    118.05       5/31/79    99.08      9/30/85    182.08
 2/26/54  26.15     6/30/60  56.92     9/30/66   76.56       1/31/73    116.03       6/29/79   102.91     10/31/85    189.82
 3/31/54  26.94     7/29/60  55.51    10/31/66    80.2       2/28/73    111.68       7/31/79   103.81     11/29/85    202.17
 4/30/54  28.26     8/31/60  56.96    11/30/66   80.45       3/30/73    111.52       8/31/79   109.32     12/31/85    211.28
 5/31/54  29.19     9/30/60  53.52    12/30/66   80.33       4/30/73    106.97       9/28/79   109.32      1/31/86    211.78
 6/30/54  29.21    10/31/60  53.39     1/31/67   86.61       5/31/73    104.95      10/31/79   101.82      2/28/86    226.92
 7/30/54  30.88    11/30/60  55.54     2/28/67   86.78       6/29/73    104.26      11/30/79   106.16      3/31/86     238.9
 8/31/54  29.83    12/30/60  58.11     3/31/67    90.2       7/31/73    108.22      12/31/79   107.94      4/30/86    235.52
 9/30/54  32.31     1/31/61  61.78     4/28/67   94.01       8/31/73    104.25       1/31/80   114.16      5/30/86    247.35
10/29/54  31.68     2/28/61  63.44     5/31/67   89.08       9/28/73    108.43       2/29/80   113.66      6/30/86    250.84
11/30/54  34.24     3/31/61  65.06     6/30/67   90.64      10/31/73    108.29       3/31/80   102.09      7/31/86    236.12
12/31/54  35.98     4/28/61  65.31     7/31/67   94.75      11/30/73     95.96       4/30/80   106.29      8/29/86    252.93
 1/31/55  36.63     5/31/61  66.56     8/31/67   93.64      12/31/73     97.55       5/30/80   111.24      9/30/86    231.32
 2/28/55  36.76     6/30/61  64.64     9/29/67   96.71       1/31/74     96.57       6/30/80   114.24     10/31/86    243.98
 3/31/55  36.58     7/31/61  66.76    10/31/67    93.9       2/28/74     96.22       7/31/80   121.67     11/28/86    249.22
 4/29/55  37.96     8/31/61  68.07    11/30/67      94       3/29/74     93.98       8/29/80   122.38     12/31/86    242.17
 5/31/55  37.91     9/29/61  66.73    12/29/67   96.47       4/30/74     90.31       9/30/80   125.46      1/30/87    274.08
 6/30/55  41.03    10/31/61  68.62     1/31/68   92.24       5/31/74     87.28      10/31/80   127.47      2/27/87     284.2
 7/29/55  43.52    11/30/61  71.32     2/29/68   89.36       6/28/74        86      11/28/80   140.52      3/31/87     291.7
 8/31/55  43.18    12/29/61  71.55     3/29/68    90.2       7/31/74     79.31      12/31/80   135.76      4/30/87    288.36
 9/30/55  43.67     1/31/62  68.84     4/30/68   97.59       8/30/74     72.15       1/30/81   129.55      5/29/87     290.1
10/31/55  42.34     2/28/62  69.96     5/31/68   98.68       9/30/74     63.54       2/27/81   131.27      6/30/87       304
11/30/55  45.51     3/30/62  69.55     6/28/68   99.58      10/31/74      73.9       3/31/81      136      7/31/87    318.66
12/30/55  45.48     4/30/62  65.24     7/31/68   97.74      11/29/74     69.97       4/30/81   132.81      8/31/87     329.8
 1/31/56  43.82     5/31/62  59.63     8/30/68   98.86      12/31/74     68.56       5/29/81   132.59      9/30/87    321.83
 2/29/56  45.34     6/29/62  54.75     9/30/68  102.67       1/31/75     76.98       6/30/81   131.21     10/30/87    251.79
 3/30/56  48.48     7/31/62  58.23    10/31/68  103.41       2/28/75     81.59       7/31/81   130.92     11/30/87     230.3
 4/30/56  48.38     8/31/62  59.12    11/29/68  108.37       3/31/75     83.36       8/31/81   122.79     12/31/87    247.08
 5/31/56   45.2     9/28/62  56.27    12/31/68  103.86       4/30/75      87.3       9/30/81   116.18      1/29/88    257.07
 6/29/56  46.97    10/31/62  56.52     1/31/69  103.01       5/30/75     91.15      10/30/81   121.89      2/29/88    267.82
 7/31/56  49.39    11/30/62  62.26     2/28/69   98.13       6/30/75     95.19      11/30/81   126.35      3/31/88    258.89
 8/31/56  47.51    12/31/62   63.1     3/31/69  101.51       7/31/75     88.75      12/31/81   122.55      4/29/88    261.33
 9/28/56  45.35     1/31/63   66.2     4/30/69  103.69       8/29/75     86.88       1/29/82    120.4      5/31/88    262.16
10/31/56  45.58     2/28/63  64.29     5/30/69  103.46       9/30/75     83.87       2/26/82   113.11      6/30/88     273.5
11/30/56  45.08     3/29/63  66.57     6/30/69   97.71      10/31/75     89.04       3/31/82   111.96      7/29/88    272.02
12/31/56  46.67     4/30/63   69.8     7/31/69   91.83      11/28/75     91.24       4/30/82   116.44      8/31/88    261.52
 1/31/57  44.72     5/31/63   70.8     8/29/69   95.51      12/31/75     90.19       5/31/82   111.88      9/30/88    271.91
 2/28/57  43.26     6/28/63  69.37     9/30/69   93.12       1/30/76    100.86       6/30/82   109.61     10/31/88    278.97
 3/29/57  44.11     7/31/63  69.13    10/31/69   97.24       2/27/76     99.71       7/30/82   107.09     11/30/88     273.7
 4/30/57  45.74     8/30/63   72.5    11/28/69   93.81       3/31/76    102.77       8/31/82   119.51     12/30/88    277.72
 5/31/57  47.43     9/30/63   71.7    12/31/69   92.06       4/30/76    101.64       9/30/82   120.42      1/31/89    297.47
 6/28/57  47.37    10/31/63  74.01     1/30/70   85.02       5/31/76    100.18      10/29/82   133.71      2/28/89    288.86
 7/31/57  47.91    11/29/63  73.23     2/27/70    89.5       6/30/76    104.28      11/30/82   138.54      3/31/89    294.87
 8/30/57  45.22    12/31/63  75.02     3/31/70   89.63       7/30/76    103.44      12/31/82   140.64      4/28/89    309.64
 9/30/57  42.42     1/31/64  77.04     4/30/70   81.52       8/31/76    102.91       1/31/83    145.3      5/31/89    320.52
10/31/57  41.06     2/28/64   77.8     5/29/70   76.55       9/30/76    105.24       2/28/83   148.06      6/30/89    317.98
11/29/57  41.72     3/31/64  78.98     6/30/70   72.72      10/29/76     102.9       3/31/83   152.96      7/31/89    346.08
12/31/57  39.99     4/30/64  79.46     7/31/70   78.05      11/30/76     102.1       4/29/83   164.42      8/31/89    351.45
 1/31/58   41.7     5/29/64  80.37     8/31/70   81.52      12/31/76    107.46       5/31/83   162.39      9/29/89    349.15
 2/28/58  40.84     6/30/64  81.69     9/30/70   84.21       1/31/77    102.03       6/30/83   168.11     10/31/89    340.36
 3/31/58   42.1     7/31/64  83.18    10/30/70   83.25       2/28/77     99.82       7/29/83   162.56     11/30/89    345.99
 4/30/58  43.44     8/31/64  81.83    11/30/70    87.2       3/31/77     98.42       8/31/83    164.4     12/29/89     353.4
 5/30/58  44.09     9/30/64  84.18    12/31/70   92.15       4/29/77     98.44       9/30/83   166.07      1/31/90    329.08
 6/30/58  45.24    10/30/64  84.86     1/29/71   95.88       5/31/77     96.12      10/31/83   163.55      2/28/90    331.89
 7/31/58  47.19    11/30/64  84.42     2/26/71   96.75       6/30/77    100.48      11/30/83    166.4      3/30/90    339.94
 8/29/58  47.75    12/31/64  84.75     3/31/71  100.31       7/29/77     98.85      12/30/83   164.93      4/30/90     330.8
 9/30/58  50.06     1/29/65  87.56     4/30/71  103.95       8/31/77     96.77       1/31/84   163.41      5/31/90    361.23
10/31/58  51.33     2/26/65  87.43     5/31/71   99.63       9/30/77     96.53       2/29/84   157.06      6/29/90    358.02
11/28/58  52.48     3/31/65  86.16     6/30/71    99.7      10/31/77     92.34       3/30/84   159.18      7/31/90    356.15
12/31/58  55.21     4/30/65  89.11     7/30/71   95.58      11/30/77     94.83       4/30/84   160.05      8/31/90    322.56
 1/30/59  55.42     5/31/65  88.42     8/31/71   99.03      12/30/77      95.1       5/31/84   150.55      9/28/90    306.05
 2/27/59  55.41     6/30/65  84.12     9/30/71   98.34       1/31/78     89.25       6/29/84   153.18     10/31/90       304
 3/31/59  55.44     7/30/65  85.25    10/29/71   94.23       2/28/78     87.04       7/31/84   150.66     11/30/90    322.22
12/31/90    330.22         4/30/97     801.34
 1/31/91    343.93         5/30/97     848.28
 2/28/91    367.07         6/30/97     885.14
 3/29/91    375.22         7/31/97     954.29
 4/30/91    375.34         8/29/97     899.47
 5/31/91    389.83         9/30/97     947.28
 6/28/91    371.16        10/31/97     914.62
 7/31/91    387.81        11/28/97     955.4
 8/30/91    395.43        12/31/97     970.43
 9/30/91    387.86         1/30/98     980.28
10/31/91    392.45         2/27/98    1049.34
11/29/91    375.22         3/31/98    1101.75
12/31/91    417.09         4/30/98    1111.75
 1/31/92    408.79         5/29/98    1090.82
 2/28/92     412.7         6/30/98    1133.84
 3/31/92    403.69         7/31/98    1120.67
 4/30/92    414.95         8/31/98     957.28
 5/29/92    415.35         9/30/98    1017.01
 6/30/92    408.14        10/30/98    1098.67
 7/31/92    424.22        11/30/98    1163.63
 8/31/92    414.03        12/31/98    1229.23
 9/30/92     417.8         1/29/99    1279.64
10/30/92    418.68         2/26/99    1238.33
11/30/92    431.35         3/31/99    1286.37
12/31/92    435.71         4/30/99    1335.18
 1/29/93    438.78         5/31/99    1301.84
 2/26/93    443.38         6/30/99    1372.71
 3/31/93    451.67         7/30/99    1328.72
 4/30/93    440.19         8/31/99    1320.41
 5/31/93    450.19         9/30/99    1282.71
 6/30/93    450.53        10/29/99    1362.93
 7/30/93    448.13        11/30/99    1388.91
 8/31/93    463.56        12/31/99    1469.25
 9/30/93    458.93         1/31/00    1394.46
10/29/93    467.83         2/29/00    1366.42
11/30/93    461.79         3/31/00    1498.58
12/31/93    466.45         4/28/00    1452.43
 1/31/94    481.61         5/31/00    1420.6
 2/28/94    467.14         6/30/00    1454.6
 3/31/94    445.77         7/31/00    1430.83
 4/29/94    450.91         8/31/00    1517.68
 5/31/94    456.51         9/29/00    1436.51
 6/30/94    444.27        10/31/00    1429.4
 7/29/94    458.26        11/30/00    1314.95
 8/31/94     475.5        12/29/00    1320.28
 9/30/94    462.71         1/31/01    1366.01
10/31/94    472.35         2/28/01    1239.94
11/30/94    453.69         3/30/01    1160.33
12/30/94    459.27         4/30/01    1249.46
 1/31/95    470.42         5/31/01    1255.82
 2/28/95    487.39         6/29/01    1224.42
 3/31/95    500.71         7/31/01    1211.23
 4/28/95    514.71         8/31/01    1133.58
 5/31/95     533.4         9/28/01    1040.94
 6/30/95    544.75        10/31/01    1059.78
 7/31/95    562.06        11/30/01    1139.45
 8/31/95    561.88        12/31/01    1148.08
 9/29/95    584.41         1/31/02     1130.2
10/31/95     581.5         2/28/02    1106.73
11/30/95    605.37         3/29/02    1147.39
12/29/95    615.93         4/30/02    1076.92
 1/31/96    636.02         5/31/02    1067.14
 2/29/96    640.43         6/28/02     989.82
 3/29/96     645.5         7/31/02     911.62
 4/30/96    654.17         8/30/02     916.07
 5/31/96    669.12         9/30/02     815.28
 6/28/96    670.63         10/30/02    890.71
 7/31/96    639.95         11/29/02    936.31
 8/30/96    651.99         12/31/02    879.82
 9/30/96    687.31
10/31/96    705.27
11/29/96    757.02
12/31/96    740.74
 1/31/97    786.16
 2/28/97    790.82
 3/31/97    757.12

                                                 Source: Bloomberg LP

=============================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

   The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

   That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/92-12/31/02

                                [MOUNTAIN CHART]

             AIM SELECT        RUSSELL
            EQUITY FUND         3000       S&P 500     LIPPER MULTI-CAP
  DATE     CLASS A SHARES      INDEX        INDEX       CORE FUND INDEX

12/31/92         9450          10000        10000            10000
03/31/93         9118          10417        10437            10354
06/30/93         9310          10501        10486            10466
09/30/93        10018          10889        10757            10911
12/31/93         9793          11087        11007            11234
03/31/94         9568          10663        10591            10924
06/30/94         8685          10604        10634            10793
09/30/94         9378          11166        11153            11344
12/31/94         9303          11107        11151            11129
03/31/95        10124          12107        12235            12027
06/30/95        11467          13246        13401            13030
09/30/95        12919          14440        14465            14116
12/31/95        12497          15195        15335            14715
03/31/96        13185          16027        16157            15608
06/30/96        13805          16696        16880            16125
09/30/96        14350          17189        17400            16652
12/31/96        14818          18513        18850            17730
03/31/97        14337          18672        19357            17830
06/30/97        16643          21801        22732            20434
09/30/97        18717          23835        24432            22559
12/31/97        17711          24395        25134            22386
03/31/98        19846          27578        28638            25250
06/30/98        20308          28079        29587            25521
09/30/98        17391          24936        26648            22109
12/31/98        22502          30282        32318            26569
03/31/99        24084          31311        33927            27228
06/30/99        25609          33723        36311            29395
09/30/99        24401          31501        34047            27545
12/31/99        31840          36609        39109            32093
03/31/00        38271          38280        40008            34461
06/30/00        36986          36957        38943            33379
09/30/00        39081          37230        38566            33561
12/31/00        31272          33878        35551            31023
03/31/01        23097          29758        31342            27473
06/30/01        25693          31806        33174            29432
09/30/01        20211          26839        28311            24417
12/31/01        23248          29997        31337            27683
03/31/02        23371          30288        31423            27658
06/30/02        19707          26323        27217            24208
09/30/02        15357          21786        22516            20375
12/31/02        16390          23533        24413            21662

                                                           Source: Lipper, Inc.

================================================================================

Past performance cannot guarantee comparable future results.

Since the last reporting period, the fund has elected to use the Standard & Poor's Composite Index of 500 Stocks (the S&P 500) as its broad-based market index since the S&P 500 is such a widely recognized gauge of the U.S. equity market. The fund will no longer use the Russell 3000 Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell 3000 Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Multi-Cap Core Fund Index, which may or may not include AIM Select Equity Fund, is included for comparison to a peer group.

   Your fund's total return includes sales charges, expenses and management fees.

   Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes also does not reflect the effects of taxes.

This chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 1000 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in a fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
Inception (12/04/67)               7.82%
10 Years                           5.06
 5 Years                          -2.66
 1 Year                          -33.46

CLASS B SHARES
Inception (9/01/93)                4.83
10 Years                            N/A
 5 Years                          -2.62
 1 Year                          -33.61

CLASS C SHARES
Inception (8/04/97)               -2.87
10 Years                            N/A
 5 Years                          -2.34
 1 Year                          -30.85

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                      -29.59%
CLASS B SHARES                      -30.12
CLASS C SHARES                      -30.15
S&P 500                             -22.09
(Broad Market Index)
RUSSELL 3000                        -21.54
(Former Broad Market Index)
(Current Style-Specific Index)
LIPPER MULTI-CAP CORE FUND INDEX    -21.74
(Peer Group Index)

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.17%

ADVERTISING-2.56%

Interpublic Group of Cos., Inc. (The)                     375,100   $  5,281,408
--------------------------------------------------------------------------------
Lamar Advertising Co.(a)                                  162,100      5,454,665
--------------------------------------------------------------------------------
Omnicom Group Inc.                                         31,200      2,015,520
================================================================================
                                                                      12,751,593
================================================================================

AEROSPACE & DEFENSE-0.98%

Honeywell International Inc.                               53,600      1,286,400
--------------------------------------------------------------------------------
Mercury Computer Systems, Inc.(a)                         100,400      3,064,208
--------------------------------------------------------------------------------
United Technologies Corp.                                   8,400        520,296
================================================================================
                                                                       4,870,904
================================================================================

AIR FREIGHT & LOGISTICS-0.65%

C.H. Robinson Worldwide, Inc.                              45,200      1,410,240
--------------------------------------------------------------------------------
Expeditors International of Washington, Inc.               56,700      1,851,255
================================================================================
                                                                       3,261,495
================================================================================

APPAREL RETAIL-3.28%

Gap, Inc. (The)                                           521,400      8,092,128
--------------------------------------------------------------------------------
Ross Stores, Inc.                                         194,200      8,232,138
================================================================================
                                                                      16,324,266
================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.31%

Coach, Inc.(a)                                             46,800      1,540,656
================================================================================

APPLICATION SOFTWARE-0.89%

J. D. Edwards & Co.(a)                                    197,300      2,225,544
--------------------------------------------------------------------------------
National Instruments Corp.(a)                              68,000      2,209,320
================================================================================
                                                                       4,434,864
================================================================================

AUTO PARTS & EQUIPMENT-0.32%

Gentex Corp.(a)                                            50,800      1,607,312
================================================================================

BANKS-4.49%

Bank of America Corp.                                      25,700      1,787,949
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                          105,000      2,515,800
--------------------------------------------------------------------------------
Bank One Corp.                                            255,200      9,327,560
--------------------------------------------------------------------------------
Charter One Financial, Inc.                                22,900        657,917
--------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                                 36,000      1,177,200
--------------------------------------------------------------------------------
Synovus Financial Corp.                                   175,100      3,396,940
--------------------------------------------------------------------------------
TCF Financial Corp.                                        34,800      1,520,412
--------------------------------------------------------------------------------
U.S. Bancorp                                               94,100      1,996,802
================================================================================
                                                                      22,380,580
================================================================================

BIOTECHNOLOGY-1.03%

Gilead Sciences, Inc.(a)                                  150,400      5,113,600
================================================================================

BROADCASTING & CABLE TV-0.12%

Comcast Corp.-Class A(a)                                   24,812        584,819
================================================================================

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------

BUILDING PRODUCTS-2.34%

American Standard Cos. Inc.(a)                            106,900   $  7,604,866
--------------------------------------------------------------------------------
Masco Corp.                                               193,200      4,066,860
================================================================================
                                                                      11,671,726
================================================================================

CASINOS & GAMBLING-0.24%

Harrah's Entertainment, Inc.(a)                            30,800      1,219,680
================================================================================

COMPUTER & ELECTRONICS RETAIL-0.63%

CDW Computer Centers, Inc.(a)                              71,500      3,135,275
================================================================================

COMPUTER HARDWARE-0.89%

Dell Computer Corp.(a)                                    166,600      4,454,884
================================================================================

CONSTRUCTION & ENGINEERING-0.44%

Jacobs Engineering Group Inc.(a)                           61,800      2,200,080
================================================================================

CONSTRUCTION MATERIALS-0.26%

Florida Rock Industries, Inc.                              33,600      1,278,480
================================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.09%

AGCO Corp.(a)                                              20,000        442,000
================================================================================

CONSUMER ELECTRONICS-0.40%

Koninklijke (Royal) Philips Electronics N.V.-New York
  Shares (Netherlands)                                    113,607      2,008,572
================================================================================

CONSUMER FINANCE-0.14%

MBNA Corp.                                                 37,400        711,348
================================================================================

DATA PROCESSING SERVICES-4.58%

BISYS Group, Inc. (The)(a)                                 99,800      1,586,820
--------------------------------------------------------------------------------
Ceridian Corp.(a)                                         492,300      7,098,966
--------------------------------------------------------------------------------
Certegy Inc.(a)                                            88,400      2,170,220
--------------------------------------------------------------------------------
Convergys Corp.(a)                                        106,100      1,607,415
--------------------------------------------------------------------------------
DST Systems, Inc.(a)                                       91,900      3,267,045
--------------------------------------------------------------------------------
First Data Corp.                                          142,700      5,053,007
--------------------------------------------------------------------------------
Fiserv, Inc.(a)                                            59,000      2,003,050
================================================================================
                                                                      22,786,523
================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.61%

Coinstar, Inc.(a)                                          66,100      1,497,165
--------------------------------------------------------------------------------
H&R Block, Inc.                                           123,000      4,944,600
--------------------------------------------------------------------------------
Pittston Brink's Group                                     84,400      1,559,712
================================================================================
                                                                       8,001,477
================================================================================

DIVERSIFIED FINANCIAL SERVICES-5.56%

Affiliated Managers Group, Inc.(a)                         19,700        990,910
--------------------------------------------------------------------------------
Charter Municipal Mortgage Acceptance Co.                 108,600      1,886,382
--------------------------------------------------------------------------------
Citigroup Inc.                                            202,600      7,129,494
--------------------------------------------------------------------------------
Freddie Mac                                                93,000      5,491,650
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                   147,900      3,549,600
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                              24,100      1,284,289
--------------------------------------------------------------------------------

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Merrill Lynch & Co., Inc.                                 134,700   $  5,111,865
--------------------------------------------------------------------------------
Morgan Stanley                                             55,600      2,219,552
================================================================================
                                                                      27,663,742
================================================================================

DIVERSIFIED METALS & MINING-0.22%

Arch Coal, Inc.                                            49,800      1,075,182
================================================================================

DRUG RETAIL-0.70%

CVS Corp.                                                 121,500      3,033,855
--------------------------------------------------------------------------------
Walgreen Co.                                               16,000        467,040
================================================================================
                                                                       3,500,895
================================================================================

ELECTRIC UTILITIES-0.82%

FirstEnergy Corp.                                          46,000      1,516,620
--------------------------------------------------------------------------------
PG&E Corp.(a)                                             184,800      2,568,720
================================================================================
                                                                       4,085,340
================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.22%

Rockwell Automation, Inc.                                  53,100      1,099,701
================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.22%

Amphenol Corp.-Class A(a)                                  20,300        771,400
--------------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                                226,900      3,199,290
--------------------------------------------------------------------------------
Cognex Corp.(a)                                            26,300        484,709
--------------------------------------------------------------------------------
Diebold, Inc.                                              43,900      1,809,558
--------------------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                           155,200      2,852,576
--------------------------------------------------------------------------------
Mettler-Toledo International Inc. (Switzerland)(a)         36,700      1,176,602
--------------------------------------------------------------------------------
Tektronix, Inc.(a)                                        106,800      1,942,692
--------------------------------------------------------------------------------
Thermo Electron Corp.(a)                                   52,000      1,046,240
--------------------------------------------------------------------------------
Waters Corp.(a)                                           125,600      2,735,568
================================================================================
                                                                      16,018,635
================================================================================

EMPLOYMENT SERVICES-0.25%

Robert Half International Inc.(a)                          76,600      1,234,026
================================================================================

ENVIRONMENTAL SERVICES-2.12%

Republic Services, Inc.(a)                                 23,300        488,834
--------------------------------------------------------------------------------
Waste Connections, Inc.(a)                                 57,800      2,231,658
--------------------------------------------------------------------------------
Waste Management, Inc.                                    341,900      7,836,348
================================================================================
                                                                      10,556,840
================================================================================

FOOD RETAIL-0.93%

Kroger Co. (The)(a)                                       299,600      4,628,820
================================================================================

FOREST PRODUCTS-0.47%

Louisiana-Pacific Corp.(a)                                287,500      2,317,250
================================================================================

GENERAL MERCHANDISE STORES-1.21%

Target Corp.                                              201,100      6,033,000
================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.86%

Apria Healthcare Group Inc.(a)                             67,600      1,503,424
--------------------------------------------------------------------------------
Express Scripts, Inc.(a)                                   75,000      3,603,000
--------------------------------------------------------------------------------

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS & SERVICES-(CONTINUED)

IMS Health Inc.                                           141,700   $  2,267,200
--------------------------------------------------------------------------------
Lincare Holdings Inc.(a)                                   31,600        999,192
--------------------------------------------------------------------------------
MAXIMUS, Inc.(a)                                           55,500      1,448,550
--------------------------------------------------------------------------------
McKesson Corp.                                             68,900      1,862,367
--------------------------------------------------------------------------------
Renal Care Group, Inc.(a)                                  80,400      2,543,856
================================================================================
                                                                      14,227,589
================================================================================

HEALTH CARE EQUIPMENT-3.56%

Bard (C.R.), Inc.                                          90,200      5,231,600
--------------------------------------------------------------------------------
Biomet, Inc.                                              141,000      4,041,060
--------------------------------------------------------------------------------
Cyberonics, Inc.(a)                                        62,017      1,141,113
--------------------------------------------------------------------------------
Cytyc Corp.(a)                                            175,100      1,786,020
--------------------------------------------------------------------------------
Fisher Scientific International Inc.(a)                   126,000      3,790,080
--------------------------------------------------------------------------------
STERIS Corp.(a)                                            72,100      1,748,425
================================================================================
                                                                      17,738,298
================================================================================

HEALTH CARE FACILITIES-1.33%

HCA Inc.                                                   79,100      3,282,650
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                              111,800      3,346,286
================================================================================
                                                                       6,628,936
================================================================================

HOTELS, RESORTS & CRUISE LINES-0.30%

Starwood Hotels & Resorts Worldwide, Inc.                  62,700      1,488,498
================================================================================

HOUSEHOLD APPLIANCES-0.18%

Black & Decker Corp. (The)                                 20,700        887,823
================================================================================

HOUSEHOLD PRODUCTS-1.42%

Dial Corp. (The)                                          148,800      3,031,056
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                 47,000      4,039,180
================================================================================
                                                                       7,070,236
================================================================================

INDUSTRIAL CONGLOMERATES-1.63%

General Electric Co.                                       99,900      2,432,565
--------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                         334,100      5,706,428
================================================================================
                                                                       8,138,993
================================================================================

INDUSTRIAL GASES-0.59%

Airgas, Inc.(a)                                           170,500      2,941,125
================================================================================

INDUSTRIAL MACHINERY-1.99%

Illinois Tool Works Inc.                                    8,900        577,254
--------------------------------------------------------------------------------
ITT Industries, Inc.                                       87,700      5,322,513
--------------------------------------------------------------------------------
Kennametal Inc.                                            32,600      1,124,048
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                      22,600      1,042,538
--------------------------------------------------------------------------------
Pentair, Inc.                                              34,800      1,202,340
--------------------------------------------------------------------------------
SPX Corp.(a)                                               17,100        640,395
================================================================================
                                                                       9,909,088
================================================================================

INSURANCE BROKERS-0.09%

Marsh & McLennan Cos., Inc.                                10,200        471,342
================================================================================

INTEGRATED OIL & GAS-0.42%

Occidental Petroleum Corp.                                 74,000      2,105,300
================================================================================

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-0.28%

AT&T Corp.                                                 15,340   $    400,527
--------------------------------------------------------------------------------
BellSouth Corp.                                            38,200        988,234
================================================================================
                                                                       1,388,761
================================================================================

INTERNET RETAIL-0.15%

eBay Inc.(a)                                               10,700        725,674
================================================================================

INTERNET SOFTWARE & SERVICES-0.79%

Overture Services, Inc.(a)                                 89,400      2,441,514
--------------------------------------------------------------------------------
Websense, Inc.(a)                                          70,300      1,501,678
================================================================================
                                                                       3,943,192
================================================================================

IT CONSULTING & SERVICES-2.27%

Manhattan Associates, Inc.(a)                              72,900      1,724,814
--------------------------------------------------------------------------------
Acxiom Corp.(a)                                            64,200        987,396
--------------------------------------------------------------------------------
CACI International Inc.-Class A(a)                         48,700      1,735,668
--------------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                              236,300      5,567,228
--------------------------------------------------------------------------------
Titan Corp. (The)(a)                                      125,500      1,305,200
================================================================================
                                                                      11,320,306
================================================================================

LEISURE PRODUCTS-1.28%

Brunswick Corp.                                            87,400      1,735,764
--------------------------------------------------------------------------------
Mattel, Inc.                                              209,000      4,002,350
--------------------------------------------------------------------------------
Racing Champions Ertl Corp.(a)                             46,900        640,185
================================================================================
                                                                       6,378,299
================================================================================

LIFE & HEALTH INSURANCE-0.71%

UnumProvident Corp.                                       201,000      3,525,540
================================================================================

MANAGED HEALTH CARE-1.88%

Aetna Inc.                                                 31,300      1,287,056
--------------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                       66,500      1,080,625
--------------------------------------------------------------------------------
First Health Group Corp.(a)                                52,600      1,280,810
--------------------------------------------------------------------------------
UnitedHealth Group Inc.                                    68,200      5,694,700
================================================================================
                                                                       9,343,191
================================================================================

METAL & GLASS CONTAINERS-0.18%

Pactiv Corp.(a)                                            41,000        896,260
================================================================================

MOVIES & ENTERTAINMENT-1.60%

Macrovision Corp.(a)                                      127,600      2,046,704
--------------------------------------------------------------------------------
Viacom Inc.-Class B(a)                                     72,800      2,967,328
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                     179,700      2,930,907
================================================================================
                                                                       7,944,939
================================================================================

MULTI-LINE INSURANCE-0.64%

American Financial Group, Inc.                             27,800        641,346
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                              103,900      2,555,940
================================================================================
                                                                       3,197,286
================================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.88%

Duke Energy Corp.                                          95,200      1,860,208
--------------------------------------------------------------------------------

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

MDU Resources Group, Inc.                                  97,200   $  2,508,732
================================================================================
                                                                       4,368,940
================================================================================

NETWORKING EQUIPMENT-0.95%

Avocent Corp.(a)                                           95,800      2,128,676
--------------------------------------------------------------------------------
Cisco Systems, Inc.(a)                                     77,400      1,013,940
--------------------------------------------------------------------------------
McDATA Corp.-Class A(a)                                   220,700      1,566,970
================================================================================
                                                                       4,709,586
================================================================================

OFFICE ELECTRONICS-0.23%

Zebra Technologies Corp.-Class A(a)                        20,400      1,168,920
================================================================================

OIL & GAS DRILLING-3.03%

ENSCO International Inc.                                  187,800      5,530,710
--------------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                       41,000      1,446,070
--------------------------------------------------------------------------------
Transocean Inc.                                           306,500      7,110,800
--------------------------------------------------------------------------------
Varco International, Inc.(a)                               56,800        988,320
================================================================================
                                                                      15,075,900
================================================================================

OIL & GAS EQUIPMENT & SERVICES-2.60%

Baker Hughes Inc.                                          15,700        505,383
--------------------------------------------------------------------------------
BJ Services Co.(a)                                         63,700      2,058,147
--------------------------------------------------------------------------------
Cooper Cameron Corp.(a)                                    37,300      1,858,286
--------------------------------------------------------------------------------
FMC Technologies, Inc.(a)                                 165,200      3,375,036
--------------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                            37,400      1,574,166
--------------------------------------------------------------------------------
Smith International, Inc.(a)                               57,900      1,888,698
--------------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)                42,400      1,693,032
================================================================================
                                                                      12,952,748
================================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.73%

Apache Corp.                                               37,420      2,132,566
--------------------------------------------------------------------------------
Westport Resources Corp.(a)                                72,300      1,503,840
================================================================================
                                                                       3,636,406
================================================================================

PACKAGED FOODS & MEATS-0.86%

ConAgra Foods, Inc.                                       110,000      2,751,100
--------------------------------------------------------------------------------
Sara Lee Corp.                                             68,600      1,544,186
================================================================================
                                                                       4,295,286
================================================================================

PHARMACEUTICALS-4.62%

Allergan, Inc.                                             26,100      1,503,882
--------------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                               29,300      2,877,846
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)                   151,400      7,520,038
--------------------------------------------------------------------------------
Pfizer Inc.                                               223,000      6,817,110
--------------------------------------------------------------------------------
Pharmacia Corp.                                            18,400        769,120
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                            54,600      1,543,542
--------------------------------------------------------------------------------
Wyeth                                                      53,000      1,982,200
================================================================================
                                                                      23,013,738
================================================================================

PHOTOGRAPHIC PRODUCTS-0.10%

Eastman Kodak Co.                                          14,600        511,584
================================================================================

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.04%

ACE LTD. (CAYMAN ISLANDS)                                 243,200   $  7,135,488
--------------------------------------------------------------------------------
Ambac Financial Group, Inc.                                26,700      1,501,608
--------------------------------------------------------------------------------
Radian Group Inc.                                          41,500      1,541,725
================================================================================
                                                                      10,178,821
================================================================================

PUBLISHING-0.31%

Getty Images, Inc.(a)                                      50,600      1,545,830
================================================================================

RAILROADS-0.34%

Genesee & Wyoming Inc.-Class A(a)                          57,300      1,166,055
--------------------------------------------------------------------------------
Union Pacific Corp.                                         8,600        514,882
================================================================================
                                                                       1,680,937
================================================================================

REAL ESTATE-0.24%

Anworth Mortgage Asset Corp.                               95,600      1,201,692
================================================================================

REINSURANCE-0.20%

Everest Re Group, Ltd. (Bermuda)                           18,200      1,006,460
================================================================================

RESTAURANTS-1.00%

CBRL Group, Inc.                                           84,600      2,548,998
--------------------------------------------------------------------------------
Jack in the Box Inc.(a)                                    73,500      1,270,815
--------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                   33,200      1,143,408
================================================================================
                                                                       4,963,221
================================================================================

SEMICONDUCTOR EQUIPMENT-1.72%

Applied Materials, Inc.(a)                                195,300      2,544,759
--------------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                              213,500      5,995,080
================================================================================
                                                                       8,539,839
================================================================================

SEMICONDUCTORS-2.33%

Actel Corp.(a)                                             66,400      1,077,008
--------------------------------------------------------------------------------
DSP Group, Inc.(a)                                        136,300      2,156,266
--------------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)                      52,100        436,077
--------------------------------------------------------------------------------
Intel Corp.                                               187,300      2,916,261
--------------------------------------------------------------------------------
Microchip Technology Inc.                                 113,200      2,767,740
--------------------------------------------------------------------------------
Xilinx, Inc.(a)                                           109,700      2,259,820
================================================================================
                                                                      11,613,172
================================================================================

SOFT DRINKS-1.13%

PepsiCo, Inc.                                             133,200      5,623,704
================================================================================

SPECIALTY CHEMICALS-0.24%

Rohm & Haas Co.                                            36,400      1,182,272
================================================================================

                                                                       MARKET
                                                         SHARES        VALUE
--------------------------------------------------------------------------------

SPECIALTY STORES-1.96%

Office Depot, Inc.(a)                                     191,400   $  2,825,064
--------------------------------------------------------------------------------
Regis Corp.                                                67,800      1,762,122
--------------------------------------------------------------------------------
Staples, Inc.(a)                                          109,700      2,007,510
--------------------------------------------------------------------------------
Tractor Supply Co.(a)                                      12,300        462,480
--------------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                                   99,100      2,690,565
================================================================================
                                                                       9,747,741
================================================================================

SYSTEMS SOFTWARE-3.75%

Computer Associates International, Inc.                   499,000      6,736,500
--------------------------------------------------------------------------------
Microsoft Corp.(a)                                        192,600      9,957,420
--------------------------------------------------------------------------------
Oracle Corp.(a)                                           182,300      1,968,840
================================================================================
                                                                      18,662,760
================================================================================

TELECOMMUNICATIONS EQUIPMENT-1.79%

Advanced Fibre Communications, Inc.(a)                    307,800      5,134,104
--------------------------------------------------------------------------------
Inter-Tel, Inc.                                            49,400      1,032,954
--------------------------------------------------------------------------------
Motorola, Inc.                                            125,500      1,085,575
--------------------------------------------------------------------------------
UTStarcom, Inc.(a)                                         82,800      1,641,924
================================================================================
                                                                       8,894,557
================================================================================
    Total Common Stocks & Other Equity Interests (Cost
      $507,825,117)                                                  483,838,355
================================================================================

MONEY MARKET FUNDS-3.30%

STIC Liquid Assets Portfolio(c)                         8,219,451      8,219,451
--------------------------------------------------------------------------------
STIC Prime Portfolio(c)                                 8,219,451      8,219,451
================================================================================
    Total Money Market Funds (Cost $(16,438,902))                     16,438,902
================================================================================
TOTAL INVESTMENTS-100.47% (excluding investments
  purchased with cash collateral from securities
  loans) (Cost $524,264,019)                                         500,277,257
================================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANS

MONEY MARKET FUNDS-0.98%

STIC Liquid Assets Portfolio(c)(d)                      4,872,000      4,872,000
================================================================================
    Total Money Market Funds (purchased with cash
      collateral from securities loans)
      (Cost $4,872,000)                                                4,872,000
================================================================================
TOTAL INVESTMENTS-101.45% (Cost $529,136,019)                        505,149,257
================================================================================
OTHER ASSETS LESS LIABILITIES-(1.45%)                                 (7,215,959)
================================================================================
NET ASSETS-100.00%                                                  $497,933,298
________________________________________________________________________________
================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost $529,136,019)*                  $505,149,257
-------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                    9,136,747
-------------------------------------------------------------------------------
  Fund shares sold                                                      289,959
-------------------------------------------------------------------------------
  Dividends                                                             519,589
-------------------------------------------------------------------------------
  Investment for deferred compensation plan                              56,844
-------------------------------------------------------------------------------
Other assets                                                             28,062
===============================================================================
    Total assets                                                    515,180,458
_______________________________________________________________________________
===============================================================================

LIABILITIES:

Payables for:
  Investments purchased                                               8,459,845
-------------------------------------------------------------------------------
  Fund shares reacquired                                              2,955,309
-------------------------------------------------------------------------------
  Options written (premiums received $17,199)                             2,000
-------------------------------------------------------------------------------
  Deferred compensation plan                                             56,844
-------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         4,872,000
-------------------------------------------------------------------------------
Accrued distribution fees                                               512,181
-------------------------------------------------------------------------------
Accrued transfer agent fees                                             290,813
-------------------------------------------------------------------------------
Accrued operating expenses                                               98,168
===============================================================================
    Total liabilities                                                17,247,160
===============================================================================
Net assets applicable to shares outstanding                        $497,933,298
_______________________________________________________________________________
===============================================================================

NET ASSETS:

Class A                                                            $250,665,656
_______________________________________________________________________________
===============================================================================
Class B                                                            $214,709,202
_______________________________________________________________________________
===============================================================================
Class C                                                            $ 32,558,440
_______________________________________________________________________________
===============================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                              20,942,447
_______________________________________________________________________________
===============================================================================
Class B                                                              19,776,252
_______________________________________________________________________________
===============================================================================
Class C                                                               3,002,760
_______________________________________________________________________________
===============================================================================
Class A:
  Net asset value per share                                        $      11.97
-------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.97 divided by 94.50%)                  $      12.67
_______________________________________________________________________________
===============================================================================
Class B:
  Net asset value and offering price per share                     $      10.86
_______________________________________________________________________________
===============================================================================
Class C:
  Net asset value and offering price per share                     $      10.84
_______________________________________________________________________________
===============================================================================

* At December 31, 2002, securities with an aggregate market value of $4,683,616 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $21,102)             $   5,260,823
-------------------------------------------------------------------------------
Dividends from affiliated money market funds                            553,341
-------------------------------------------------------------------------------
Interest                                                                 40,975
-------------------------------------------------------------------------------
Security lending income                                                  50,579
===============================================================================
    Total investment income                                           5,905,718
===============================================================================

EXPENSES:

Advisory fees                                                         4,526,857
-------------------------------------------------------------------------------
Administrative services fees                                            140,339
-------------------------------------------------------------------------------
Custodian fees                                                           75,226
-------------------------------------------------------------------------------
Distribution fees -- Class A                                            806,652
-------------------------------------------------------------------------------
Distribution fees -- Class B                                          3,142,790
-------------------------------------------------------------------------------
Distribution fees -- Class C                                            453,574
-------------------------------------------------------------------------------
Transfer agent fees                                                   2,244,667
-------------------------------------------------------------------------------
Trustees' fees                                                           12,350
-------------------------------------------------------------------------------
Other                                                                   299,054
===============================================================================
    Total expenses                                                   11,701,509
===============================================================================
Less: Fees waived                                                        (5,546)
-------------------------------------------------------------------------------
    Expenses paid indirectly                                            (11,237)
===============================================================================
    Net expenses                                                     11,684,726
===============================================================================
Net investment income (loss)                                         (5,779,008)
===============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                            (160,402,682)
-------------------------------------------------------------------------------
  Futures contracts                                                    (301,395)
===============================================================================
                                                                   (160,704,077)
===============================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (82,244,415)
-------------------------------------------------------------------------------
  Option contracts written                                               15,199
===============================================================================
                                                                    (82,229,216)
===============================================================================
Net gain (loss) from investment securities, futures contracts
  and option contracts                                             (242,933,293)
===============================================================================
Net increase (decrease) in net assets resulting from operations   $(248,712,301)
_______________________________________________________________________________
===============================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                     2002              2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                   $  (5,779,008)   $   (8,768,266)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and futures contracts              (160,704,077)      (63,074,168)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    option contracts                               (82,229,216)     (268,042,127)
================================================================================
    Net increase (decrease) in net assets
     resulting from operations                    (248,712,301)     (339,884,561)
================================================================================
Distributions to shareholders from net realized
  gains:
  Class A                                                   --          (302,937)
--------------------------------------------------------------------------------
  Class B                                                   --          (357,522)
--------------------------------------------------------------------------------
  Class C                                                   --           (50,347)
--------------------------------------------------------------------------------
Share transactions-net:
  Class A                                          (29,981,711)        6,643,157
--------------------------------------------------------------------------------
  Class B                                         (101,502,496)      (51,890,759)
--------------------------------------------------------------------------------
  Class C                                           (9,762,755)        8,259,467
================================================================================
    Net increase (decrease) in net assets         (389,959,263)     (377,583,502)
================================================================================

NET ASSETS:

  Beginning of year                                887,892,561     1,265,476,063
================================================================================
  End of year                                    $ 497,933,298    $  887,892,561
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 752,611,725    $  899,675,016
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)           (65,559)         (102,880)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and futures contracts   (230,641,305)      (69,937,228)
--------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities and option contracts     (23,971,563)       58,257,653
================================================================================
                                                 $ 497,933,298    $  887,892,561
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $5,546.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $140,339 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $1,355,845 for such services.

  The Trust has entered into master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $806,652, $3,142,790 and $453,574, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $69,411 in front-end sales commissions from the sale of Class A shares and $10,808, $0 and $8,145 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,994 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,186 and reductions in custodian fees of $51 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,237.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $4,683,616 were on loan to brokers. The loans were secured by cash collateral of $4,872,000 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2002, the Fund received fees of $50,579 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       --       $    --
---------------------------------------------------------
Written                                400        17,199
=========================================================
End of year                            400       $17,199
_________________________________________________________
=========================================================


  Open call options written as of December 31, 2002 are as follows:

                                      NUMBER               DECEMBER 31,
                 CONTRACT   STRIKE      OF      PREMIUMS       2002        UNREALIZED
ISSUE             MONTH     PRICE    CONTRACT   RECEIVED   MARKET VALUE   APPRECIATION
--------------------------------------------------------------------------------------
Novellus
  Systems, Inc.   Jan-03     $38        400     $17,199       $2,000        $15,199
______________________________________________________________________________________
======================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                     2002      2001
-----------------------------------------------------
Distributions paid from long-term
  capital gain                       $--     $710,806
_____________________________________________________
=====================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $ (26,059,464)
------------------------------------------------------------
Temporary book/tax differences                      (100,313)
------------------------------------------------------------
Capital loss carryforward                       (167,449,465)
------------------------------------------------------------
Post-October capital loss deferral               (61,069,185)
------------------------------------------------------------
Shares of beneficial interest                    752,611,725
============================================================
                                               $ 497,933,298
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, deferral of losses on straddles and the treatment of partnership interests for tax purposes. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on options contracts written of $15,199.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $ 47,261,707
----------------------------------------------------------
December 31, 2010                              120,187,758
==========================================================
                                              $167,449,465
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $561,747,446 and $701,117,200, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 42,015,331
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (68,089,994)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(26,074,663)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $531,223,920.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES


As a result of differing book/tax treatment of net operating losses and other items, on December 31, 2002, undistributed net investment income was increased by $5,816,329 and shares of beneficial interest was decreased by $5,816,329. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       4,095,378    $  59,894,387     6,672,144    $ 124,637,977
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,801,311       23,788,330     4,452,066       77,747,707
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         630,709        8,316,201     1,686,037       28,895,794
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        17,383          291,047
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        21,814          329,884
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         3,040           46,562
=========================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                       1,319,880       19,006,319            --               --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,446,033)     (19,006,319)           --               --
=========================================================================================================================
Reacquired:
  Class A                                                      (7,806,746)    (108,882,417)   (6,609,149)    (118,285,867)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,382,431)    (106,284,507)   (8,062,270)    (129,968,351)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,436,948)     (18,078,956)   (1,300,657)     (20,682,889)
=========================================================================================================================
                                                              (11,224,880)   $(141,246,962)   (3,119,592)   $ (36,988,136)
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                            -----------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                              2002             2001            2000           1999            1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  17.00          $  22.88        $  26.23       $  19.35         $  15.67
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.06)(a)         (0.08)(a)       (0.01)(a)      (0.06)           (0.04)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (4.97)            (5.79)          (0.44)          8.00             4.24
=========================================================================================================================
    Total from investment operations           (5.03)            (5.87)          (0.45)          7.94             4.20
=========================================================================================================================
Less distributions from net realized gains        --             (0.01)          (2.90)         (1.06)           (0.52)
=========================================================================================================================
Net asset value, end of period              $  11.97          $  17.00        $  22.88       $  26.23         $  19.35
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                               (29.59)%          (25.64)%         (1.77)%        41.48%           27.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $250,666          $396,779        $532,042       $461,628         $320,143
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets         1.32%(c)          1.24%           1.07%          1.09%            1.11%
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.45)%(c)        (0.45)%         (0.02)%        (0.31)%          (0.22)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                           86%              117%             56%            31%              68%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $322,660,668.


                                                                                           CLASS B
                                                             --------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.54       $  21.07       $  24.57       $  18.33       $  14.98
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)(a)      (0.20)(a)      (0.22)(a)      (0.23)(a)      (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.52)         (5.32)         (0.38)          7.53           4.04
=================================================================================================================================
    Total from investment operations                            (4.68)         (5.52)         (0.60)          7.30           3.87
=================================================================================================================================
Less distributions from net realized gains                         --          (0.01)         (2.90)         (1.06)         (0.52)
=================================================================================================================================
Net asset value, end of period                               $  10.86       $  15.54       $  21.07       $  24.57       $  18.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                (30.12)%       (26.19)%        (2.50)%        40.29%         26.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $214,709       $432,002       $661,445       $592,555       $428,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          2.07%(c)       2.00%          1.84%          1.90%          1.93%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.20)%(c)     (1.21)%        (0.80)%        (1.12)%        (1.04)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            86%           117%            56%            31%            68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $314,279,004.


                                                                                         CLASS C
                                                              --------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.52       $ 21.05       $ 24.55       $ 18.32       $14.98
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)(a)     (0.20)(a)     (0.22)(a)     (0.23)(a)    (0.17)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.52)        (5.32)        (0.38)         7.52         4.03
============================================================================================================================
    Total from investment operations                            (4.68)        (5.52)        (0.60)         7.29         3.86
============================================================================================================================
Less distributions from net realized gains                         --         (0.01)        (2.90)        (1.06)       (0.52)
============================================================================================================================
Net asset value, end of period                                $ 10.84       $ 15.52       $ 21.05       $ 24.55       $18.32
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                (30.15)%      (26.21)%       (2.50)%       40.26%       26.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,558       $59,112       $71,989       $25,275       $8,501
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.07%(c)      2.00%         1.84%         1.90%        1.93%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.20)%(c)    (1.21)%       (0.80)%       (1.12)%      (1.04)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            86%          117%           56%           31%          68%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $45,357,396.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                    [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

===============================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

      DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                            FIXED INCOME

      MORE AGGRESSIVE                             MORE AGGRESSIVE                                    TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                   AIM High Yield Fund II
AIM Opportunities I Fund(2)(3)          AIM International Emerging Growth Fund            AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                 AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                       AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                  AIM Global Income Fund
AIM Opportunities II Fund(2)(3)         AIM Global Growth Fund                            AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                       AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                            AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)             AIM Floating Rate Fund
AIM Opportunities III Fund(2)(3)                                                          AIM Limited Maturity Treasury Fund(4)(5)
AIM Small Cap Equity Fund                        MORE CONSERVATIVE                        AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                    SECTOR EQUITY                                 MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                     MORE AGGRESSIVE                                    TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                            AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                       AIM Tax-Free Intermediate Fund(4)(5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                         AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                         MORE CONSERVATIVE
                                                 MORE CONSERVATIVE
      MORE CONSERVATIVE

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

   A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

                                        College     Separately
Mutual     Retirement                   Savings     Managed        Offshore     Alternative       Cash
Funds      Products       Annuities      Plans      Accounts       Products     Investments     Management


                                                             [AIM LOGO]
                                                          --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                      --Registered Trademark--

                                                                        SEQ-AR-1
AIMinvestments.com

                        ANNUAL REPORT / DECEMBER 31, 2002

                            AIM SMALL CAP EQUITY FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--


                               AIMinvestments.com

================================================================================
                                 [COVER IMAGE]

                       TWO BLUE VASES BY ARTHUR B. CARLES

  CARLES WAS A MEMBER OF THE FIRST GENERATION OF MODERNIST AMERICAN PAINTERS.

     MANY OF THE CORPORATIONS REPRESENTED IN THE FUND'S PORTFOLIO ARE ALSO

    PART OF A FIRST GENERATION OF COMPANIES WITH THE POTENTIAL TO ACHIEVE A

                LEADING POSITION IN THEIR RESPECTIVE INDUSTRIES.

                             TWO BLUE VASES, 1925.

       JACK S. BLANTON MUSEUM OF ART, THE UNIVERSITY OF TEXAS AT AUSTIN.

       GIFT OF MARI AND JAMES A. MICHENER, 1991. FOR FURTHER INFORMATION,

                        PLEASE VISIT BLANTONMUSEUM.ORG.

================================================================================

AIM SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Equity Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuation and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Core Fund Index represents an average of the performance of the 30 largest small-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year covered by this report, as major domestic
GRAHAM]             equity indexes posted negative returns for a third
                    consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

    To that end, we have also increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

        Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    The protracted bear market adversely affected all types of stocks, including small-cap issues--a trend that detracted from the fund's performance. At net asset value, total return for the year ended December 31, 2002, was -19.23% for Class A shares (the performance of other share classes is shown on page 6). By comparison, the Russell 2000 Index and the S&P 500 returned -20.46% and -22.09%, respectively, over the same period.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,
/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                            CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS


 [EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
Chief Investment Officer

  [GARY T. CRUM PHOTO]

     GARY T. CRUM
Director of Investments


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous Accounting Analysis is At the Forefront of Our Investment- Research Efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

    AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.



Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT
FISCAL YEAR

We have been contending with the current bear market virtually since AIM Small Cap Equity Fund's inception. Needless to say, managing a fund in this environment has been challenging. However, 2002 was the most challenging year--not to mention the most disappointing--since the fund came into existence. Until 2002, small-cap core stocks had been spared much of the brunt of the bear market. But in 2002, all types of stocks were adversely affected by the lengthy market downturn. This trend took its toll on the fund's performance, as reflected in its one-year total returns. Fund and index returns are shown on page 6.

RELEVANT MARKET CONDITIONS

Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq put pressure on stock prices. Except for scattered short-lived rallies, key stock market indexes, such as the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    Markets rebounded in October and November as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. However, stocks fell in December as holiday sales were disappointing and tensions mounted with North Korea over its nuclear program.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Likewise, all market sectors posted negative returns, with consumer staples and materials sustaining the most modest losses and information technology, telecommunications and utilities sustaining the deepest.

   At the close of the reporting period, economic and market conditions remained uncertain. On the one hand, inflation and interest rates were low. On the other hand, preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 0.7% in the fourth quarter of 2002 compared to 4.0% in the third quarter of the same year. Additionally, a weak job market threatened to put a damper on consumer spending, which accounts for about two-thirds of economic activity, as companies were reluctant to hire new employees amid concerns about the strength of the economy.

   In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive then they had been in several years, investors continued to be cautious because of economic and international uncertainties.


================================================================================

                               BECAUSE WE BELIEVE

                              EARNINGS DRIVE STOCK

                            PRICES, WE TEND TO AVOID

                            THE STOCKS OF COMPANIES

                               WITH QUESTIONABLE

                               GROWTH PROSPECTS.

================================================================================

PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets



==============================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
 1. Chicago Bridge & Iron Co. N.V.  1.4%      1. Diversified Financial Services          5.1%

 2. Landstar System, Inc.           1.4       2. Specialty Stores                        4.7

 3. W.R. Berkley Corp.              1.3       3. Application Software                    4.4

 4. FBR Asset Investment Corp.      1.3       4. Health Care Distributors & Services     3.9

 5. iDine Rewards Network Inc.      1.3       5. IT Consulting & Services                3.7

 6. IPC Holdings, Ltd.              1.3       6. Electronic Equipment & Instruments      3.1

 7. American Financial Realty Trust 1.3       7. Consumer Finance                        2.9

 8. National Instruments Corp.      1.3       8. Real Estate Investment Trusts           2.8

 9. Fair, Isaac and Co., Inc.       1.2       9. Diversified Commercial Services         2.7

10. Ultra Petroleum Corp.           1.2      10. Banks                                   2.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

FUND STRATEGIES AND TECHNIQUES

At the close of the fiscal year, the fund had significant holdings in the financial, industrial, information technology, consumer discretionary and health care sectors. For most of 2002, the fund's health care stocks held up fairly well. However, they were adversely affected in the fourth quarter by an investigation into the questionable billing practices of one of the larger hospital management companies.

    The fund's information technology stocks outperformed the technology sector of the Russell 2000 Index for the full year, but lagged the index for the fourth quarter. We did not fully participate in the technology rally in the fourth quarter as the stocks of companies with poor earnings generally performed better than the stocks of companies with more attractive earnings. Because we believe earnings drive stock prices, we tend to avoid the stocks of companies with questionable growth prospects.

    Stocks that performed well for the fund included Chicago Bridge & Iron and Landstar System while two that detracted from performance included AmeriCredit and LifePoint Hospitals.

o Chicago Bridge & Iron, a global specialty engineering and construction company, makes different types of storage tanks for holding a variety of materials, such as crude oil, gas, water, chemicals and other products. The company reported strong earnings for the third quarter of 2002.

o Landstar, a trucking and hauling company, transports commodities such as building materials, chemicals, food, machinery, automotive products and ammunition. The company recently reported record earnings.

o AmeriCredit makes loans through more than 16,000 franchised and independent car dealers to shoppers buying late-model and new automobiles. The company attributed a recent downturn in its earnings to rising defaults and lower used car prices.

o LifePoint Hospitals operates more than 20 hospitals primarily in rural areas. Although the company has reported solid earnings, its stock was adversely affected by the previously discussed concerns about certain health-care stocks late in the year.

    At the close of the year, the fund was well diversified with 119 holdings. Small-cap stocks, which historically have performed well especially during the initial phases of market turnarounds, made up more than 90% of the portfolio.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We want to assure you that your management team continues to work diligently to meet the fund's investment objective of long-term growth of capital.

================================================================================
                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          PAUL RASPLICKA, LEAD MANAGER
                                 MICHAEL CHAPMAN
                                  JAMES GASSMAN

                       ASSISTED BY SMALL/MID-CAP CORE TEAM

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================


HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]


=======================================================================================================================

12/31/52 26   4/30/59  57  8/31/65  87 11/30/71  93    4/28/78   96   8/31/84 166 12/31/90 330   4/30/97   801
1/30/53  26   5/29/59  58  9/30/65  89 12/31/71 102    5/31/78   97   9/28/84 166 1/31/91  343   5/30/97   848
2/27/53  25   6/30/59  58  10/29/65 92 1/31/72  103    6/30/78   95  10/31/84 166 2/28/91  367   6/30/97   885
3/31/53  25   7/31/59  60  11/30/65 91 2/29/72  106    7/31/78  100  11/30/84 163 3/29/91  375   7/31/97   954
4/30/53  24   8/31/59  59  12/31/65 92 3/31/72  107    8/31/78  103  12/31/84 167 4/30/91  375   8/29/97   899
5/29/53  24   9/30/59  56  12/31/65 92 4/28/72  107    9/29/78  102  1/31/85  179 5/31/91  389   9/30/97   947
6/30/53  24   10/30/59 57  1/31/66  92 5/31/72  109    10/31/78  93  2/28/85  181 6/28/91  371   10/31/97  914
7/31/53  24   11/30/59 58  2/28/66  91 6/30/72  107    11/30/78  94  3/29/85  180 7/31/91  387   11/28/97  955
 8/31/53 23   12/31/59 59  3/31/66  89 7/31/72  107    12/29/78  96  4/30/85  179 8/30/91  395   12/31/97  970
 9/30/53 23   1/29/60  55  4/29/66  91 8/31/72  111    1/31/79   99  5/31/85  189  9/30/91 387   1/30/98   980
10/30/53 24   2/29/60  56  5/31/66  86 9/29/72  110    2/28/79   96  6/28/85  191 10/31/91 392   2/27/98  1049
11/30/53 24   3/31/60  55  6/30/66  84 10/31/72 111    3/30/79  101  7/31/85  190 11/29/91 375   3/31/98  1101
12/31/53 24   4/29/60  54  7/29/66  83 11/30/72 116    4/30/79  101  8/30/85  188 12/31/91 417   4/30/98  1111
 1/29/54 26   5/31/60  55  8/31/66  77 12/29/72 118    5/31/79   99  9/30/85  182 1/31/92  408   5/29/98  1090
 2/26/54 26   6/30/60  56  9/30/66  76 1/31/73  116    6/29/79  102  10/31/85 189  2/28/92 412   6/30/98  1133
 3/31/54 26   7/29/60  55  10/31/66 80 2/28/73  111    7/31/79  103  11/29/85 202 3/31/92  403   7/31/98  1120
 4/30/54 28   8/31/60  56  11/30/66 80 3/30/73  111    8/31/79  109  12/31/85 211 4/30/92  414   8/31/98   957
 5/31/54 29    9/30/60 53  12/30/66 80 4/30/73  106    9/28/79  109  1/31/86  211 5/29/92  415   9/30/98  1017
 6/30/54 29   10/31/60 53  1/31/67  86 5/31/73  104    10/31/79 101  2/28/86  226 6/30/92  408   10/30/98 1098
 7/30/54 30   11/30/60 55  2/28/67  86 6/29/73  104    11/30/79 106   3/31/86 238 7/31/92  424   11/30/98 1163
 8/31/54 29   12/30/60 58  3/31/67  90 7/31/73  108    12/31/79 107  4/30/86  235 8/31/92  414   12/31/98 1229
 9/30/54 32    1/31/61 61  4/28/67  94 8/31/73  104    1/31/80  114  5/30/86  247  9/30/92 417   1/29/99  1279
10/29/54 31    2/28/61 63  5/31/67  89 9/28/73  108    2/29/80  113  6/30/86  250 10/30/92 418   2/26/99  1238
11/30/54 34    3/31/61 65  6/30/67  90 10/31/73 108    3/31/80  102  7/31/86  236 11/30/92 431   3/31/99  1286
12/31/54 35    4/28/61 65  7/31/67  94 11/30/73  95    4/30/80  106  8/29/86  252 12/31/92 435   4/30/99  1335
 1/31/55 36    5/31/61 66  8/31/67  93 12/31/73  97    5/30/80  111  9/30/86  231 1/29/93  438   5/31/99  1301
 2/28/55 36    6/30/61 64   9/29/67 96 1/31/74   96    6/30/80  114  10/31/86 243 2/26/93  443   6/30/99  1372
 3/31/55 36    7/31/61 66  10/31/67 93   2/28/74 96    7/31/80  121  11/28/86 249 3/31/93  451   7/30/99  1328
 4/29/55 37    8/31/61 68  11/30/67 94   3/29/74 93    8/29/80  122  12/31/86 242 4/30/93  440   8/31/99  1320
 5/31/55 37    9/29/61 66  12/29/67 96   4/30/74 90    9/30/80  125  1/30/87  274 5/31/93  450   9/30/99  1282
 6/30/55 41   10/31/61 68   1/31/68 92   5/31/74 87    10/31/80 127   2/27/87 284 6/30/93  450   10/29/99 1362
 7/29/55 43   11/30/61 71   2/29/68 89   6/28/74 86    11/28/80 140   3/31/87 291 7/30/93  448   11/30/99 1388
 8/31/55 43   12/29/61 71   3/29/68 90   7/31/74 79    12/31/80 135  4/30/87  288 8/31/93  463   12/31/99 1469
 9/30/55 43    1/31/62 68   4/30/68 97   8/30/74 72    1/30/81  129   5/29/87 290 9/30/93  458   1/31/00  1394
10/31/55 42    2/28/62 69   5/31/68 98   9/30/74 63    2/27/81  131   6/30/87 304 10/29/93 467   2/29/00  1366
11/30/55 45    3/30/62 69   6/28/68 99  10/31/74 73    3/31/81  136  7/31/87  318 11/30/93 461   3/31/00  1498
12/30/55 45    4/30/62 65   7/31/68 97  11/29/74 69    4/30/81  132  8/31/87  329 12/31/93 466   4/28/00  1452
 1/31/56 43    5/31/62 59   8/30/68 98  12/31/74 68    5/29/81  132  9/30/87  321 1/31/94  481   5/31/00  1420
 2/29/56 45    6/29/62 54  9/30/68 102   1/31/75 76    6/30/81  131  10/30/87 251 2/28/94  467   6/30/00  1454
 3/30/56 48    7/31/62 58  0/31/68 103   2/28/75 81    7/31/81  130  11/30/87 230 3/31/94  445   7/31/00  1430
 4/30/56 48    8/31/62 59  1/29/68 108   3/31/75 83    8/31/81  122  12/31/87 247 4/29/94  450   8/31/00  1517
 5/31/56 45    9/28/62 56  2/31/68 103   4/30/75 87    9/30/81  116  1/29/88  257 5/31/94  456   9/29/00  1436
 6/29/56 46   10/31/62 56  1/31/69 103   5/30/75 91    10/30/81 121  2/29/88  267 6/30/94  444   10/31/00 1429
 7/31/56 49   11/30/62 62   2/28/69 98   6/30/75 95    11/30/81 126  3/31/88  258 7/29/94  458   11/30/00 1314
 8/31/56 47   12/31/62 63  3/31/69 101   7/31/75 88    12/31/81 122  4/29/88  261  8/31/94 475   12/29/00 1320
 9/28/56 45    1/31/63 66  4/30/69 103   8/29/75 86    1/29/82  120  5/31/88  262 9/30/94  462   1/31/01  1366
10/31/56 45    2/28/63 64  5/30/69 103   9/30/75 83    2/26/82  113  6/30/88  273 10/31/94 472   2/28/01  1239
11/30/56 45    3/29/63 66   6/30/69 97  10/31/75 89    3/31/82  111  7/29/88  272 11/30/94 453   3/30/01  1160
12/31/56 46    4/30/63 69   7/31/69 91  11/28/75 91    4/30/82  116  8/31/88  261 12/30/94 459   4/30/01  1249
 1/31/57 44    5/31/63 70   8/29/69 95  12/31/75 90    5/31/82  111  9/30/88  271 1/31/95  470   5/31/01  1255
 2/28/57 43    6/28/63 69   9/30/69 93  1/30/76 100    6/30/82  109  10/31/88 278 2/28/95  487   6/29/01  1224
 3/29/57 44    7/31/63 69  10/31/69 97   2/27/76 99    7/30/82  107  11/30/88 273 3/31/95  500   7/31/01  1211
4/30/57  45    8/30/63 72  11/28/69 93  3/31/76 102    8/31/82  119  12/30/88 277 4/28/95  514   8/31/01  1133
5/31/57  47    9/30/63 71  12/31/69 92  4/30/76 101    9/30/82  120  1/31/89  297  5/31/95 533   9/28/01  1040
6/28/57  47   10/31/63 74   1/30/70 85  5/31/76 100    10/29/82 133  2/28/89  288 6/30/95  544   10/31/01 1059
7/31/57  47   11/29/63 73   2/27/70 89  6/30/76 104    11/30/82 138  3/31/89  294 7/31/95  562   11/30/01 1139
8/30/57  45   12/31/63 75   3/31/70 89  7/30/76 103    12/31/82 140  4/28/89  309 8/31/95  561   12/31/01 1148
9/30/57  42    1/31/64 77   4/30/70 81  8/31/76 102    1/31/83  145  5/31/89  320 9/29/95  584   1/31/02  1130
10/31/57 41    2/28/64 77   5/29/70 76  9/30/76 105    2/28/83  148  6/30/89  317 10/31/95 581   2/28/02  1106
11/29/57 41    3/31/64 78   6/30/70 72 10/29/76 102    3/31/83  152  7/31/89  346 11/30/95 605   3/29/02  1147
12/31/57 39    4/30/64 79   7/31/70 78 11/30/76 102    4/29/83  164  8/31/89  351 12/29/95 615   4/30/02  1076
1/31/58  41   5/29/64  80   8/31/70 81 12/31/76 107    5/31/83  162  9/29/89  349 1/31/96  636   5/31/02  1067
2/28/58  40   6/30/64  81   9/30/70 84  1/31/77 102    6/30/83  168  10/31/89 340 2/29/96  640   6/28/02   989
3/31/58  42   7/31/64  83  10/30/70 83   2/28/77 99    7/29/83  162  11/30/89 345  3/29/96 645   7/31/02   911
4/30/58  43   8/31/64  81  11/30/70 87   3/31/77 98    8/31/83  164  12/29/89 353 4/30/96  654   8/30/02   916
5/30/58  44   9/30/64  84  12/31/70 92   4/29/77 98    9/30/83  166  1/31/90  329 5/31/96  669   9/30/02   815
6/30/58  45   10/30/64 84   1/29/71 95   5/31/77 96    10/31/83 163  2/28/90  331 6/28/96  670   10/30/02  890
7/31/58  47   11/30/64 84   2/26/71 96  6/30/77 100    11/30/83 166  3/30/90  339 7/31/96  639   11/29/02  936
8/29/58  47   12/31/64 84  3/31/71 100   7/29/77 98    12/30/83 164  4/30/90  330 8/30/96  651   12/31/02  879
9/30/58  50   1/29/65  87  4/30/71 103   8/31/77 96    1/31/84  163  5/31/90  361 9/30/96  687
10/31/58 51   2/26/65  87  5/31/71  99   9/30/77 96    2/29/84  157  6/29/90  358 10/31/96 705
11/28/58 52   3/31/65  86  6/30/71  99  10/31/77 92    3/30/84  159  7/31/90  356 11/29/96 757
12/31/58 55   4/30/65  89  7/30/71  95  11/30/77 94    4/30/84  160  8/31/90  322 12/31/96 740
1/30/59  55   5/31/65  88  8/31/71  99  12/30/77 95    5/31/84  150  9/28/90  306 1/31/97  786
2/27/59  55   6/30/65  84  9/30/71  98  1/31/78  89    6/29/84  153  10/31/90 304 2/28/97  790
3/31/59  55   7/30/65  85  10/29/71 94  2/28/78  87    7/31/84  150  11/30/90 322 3/31/97  757
                                        3/31/78  89
                                                                                                Source: Bloomberg LP
=======================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

    That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/02

                                [MOUNTAIN CHART]


=======================================================================================================================
           AIM SMALL CAP       AIM SMALL CAP      AIM SMALL CAP       RUSSELL
           EQUITY FUND         EQUITY FUND        EQUITY FUND         2000        S&P 500     LIPPER SMALL-CAP
   DATE    CLASS A SHARES      CLASS B SHARES     CLASS C SHARES      INDEX        INDEX      CORE FUND INDEX



 08/31/00      9450                 10000             10000            10000       10000                  10000
 09/30/00      9308                  9850              9850             9706        9472                  9743
 10/31/00      9233                  9760              9760             9273        9432                  9450
 11/30/00      8193                  8660              8660             8321        8689                  8509
 12/31/00      8845                  9340              9340             9036        8732                  9335
 01/31/01      9280                  9790              9790             9506        9042                  9667
 02/28/01      8410                  8870              8870             8883        8218                  9053
 03/31/01      7985                  8420              8420             8448        7698                  8625
 04/30/01      8722                  9191              9191             9109        8295                  9312
 05/31/01      9251                  9740              9740             9333        8351                  9651
 06/30/01      9648                 10160             10160             9655        8148                  9950
 07/31/01      9384                  9871              9871             9133        8068                  9719
 08/31/01      9072                  9541              9541             8838        7564                  9447
 09/30/01      7985                  8391              8391             7648        6953                  8209
 10/31/01      8288                  8702              8702             8096        7086                  8697
 11/30/01      8883                  9322              9322             8722        7629                  9343
 12/31/01      9634                 10113             10103             9260        7697                  9999
 01/31/02      9530                  9992              9992             9164        7584                  9881
 02/28/02      9426                  9883              9883             8913        7438                  9617
 03/31/02      10325                10812             10812             9630        7718                  10356
 04/30/02      10429                10913             10913             9717        7250                  10406
 05/31/02      10211                10683             10683             9286        7197                  10018
 06/30/02      9634                 10073             10073             8825        6684                  9457
 07/31/02      8046                  8413              8403             7493        6164                  8172
 08/31/02      8140                  8503              8503             7474        6204                  8215
 09/30/02      7374                  7692              7692             6937        5530                  7634
 10/31/02      7573                  7902              7902             7160        6016                  7905
 11/30/02      8036                  8383              8383             7799        6370                  8488
 12/31/02      7783                  7867              8110             7363        5995                  8075

                                                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

=======================================================================================================================



Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of stocks. The fund will no longer use the Russell 2000 Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Russell 2000 Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Small-Cap Core Fund Index, which may or may not include AIM Small Cap Equity Fund, is included for comparison to a peer group.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares.

    Performance for the indexes does not reflect the effects of taxes.


================================================================================

FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

as of 12/31/02 including sales charges

================================================================================

CLASS A SHARES
Inception (8/31/00)               -10.18%
  1 Year                          -23.66

CLASS B SHARES
Inception (8/31/00)                -9.77%
  1 Year                          -23.79

CLASS C SHARES
Inception (8/31/00)                -8.58%
  1 Year                          -20.51

CLASS R SHARES*
Inception                          -8.14%
  1 Year                          -19.38


* Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 8/31/00.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE
TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================
FUND VS. INDEXES
Total Returns 12/31/01-12/31/02
excluding sales charges
================================================================================

CLASS A SHARES                   -19.23%
CLASS B SHARES                   -19.78
CLASS C SHARES                   -19.70
CLASS R SHARES                   -19.38
S&P 500                          -22.09
(Broad Market Index)
RUSSELL 2000 INDEX               -20.46
(Style-Specific Index)
LIPPER SMALL-CAP CORE FUND INDEX -19.23
(Peer Group Index)
================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.49%

AGRICULTURAL PRODUCTS-0.92%

Delta & Pine Land Co.                           126,600    $  2,583,906
=======================================================================

AIR FREIGHT & LOGISTICS-2.14%

Pacer International, Inc.(a)                    218,600       2,907,380
-----------------------------------------------------------------------
UTI Worldwide, Inc.                             118,700       3,115,875
=======================================================================
                                                              6,023,255
=======================================================================

AIRLINES-1.48%

AirTran Holdings, Inc.(a)                       290,100       1,131,390
-----------------------------------------------------------------------
ExpressJet Holdings, Inc.(a)                    297,100       3,045,275
=======================================================================
                                                              4,176,665
=======================================================================

APPAREL RETAIL-0.84%

Charlotte Russe Holding Inc.(a)                 222,600       2,361,786
=======================================================================

APPLICATION SOFTWARE-3.90%

Fair, Issac and Co., Inc.                        82,641       3,528,771
-----------------------------------------------------------------------
J. D. Edwards & Co.(a)                          215,200       2,427,456
-----------------------------------------------------------------------
National Instruments Corp.(a)                   109,100       3,544,659
-----------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A            57,600       1,467,072
=======================================================================
                                                             10,967,958
=======================================================================

BANKS-2.10%

East West Bancorp., Inc.                         84,400       3,045,152
-----------------------------------------------------------------------
Franklin Bancorp., Inc. (Acquired 10/29/02;
  Cost $1,350,000)(a)(b)                        135,000       1,350,000
-----------------------------------------------------------------------
TierOne Corp.(a)                                100,000       1,516,000
=======================================================================
                                                              5,911,152
=======================================================================

BROADCASTING & CABLE TV-1.54%

Emmis Communications Corp.-Class A(a)           124,500       2,593,335
-----------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)     174,900       1,745,502
=======================================================================
                                                              4,338,837
=======================================================================

BUILDING PRODUCTS-0.52%

ElkCorp.                                         84,100       1,454,930
=======================================================================

CONSTRUCTION MATERIALS-0.49%

Florida Rock Industries, Inc.                    35,900       1,365,995
=======================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.53%

Terex Corp.(a)                                  133,000       1,481,620
=======================================================================

CONSUMER FINANCE-2.93%

AmeriCredit Corp.(a)                            190,100       1,471,374
-----------------------------------------------------------------------
iDine Rewards Network Inc.(a)                   340,000       3,600,600
-----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $707,000)(a)(b)(c)              70,000         875,700
-----------------------------------------------------------------------
Saxon Capital, Inc.(a)                          184,700       2,310,597
=======================================================================
                                                              8,258,271
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING SERVICES-2.31%

Alliance Data Systems Corp.(a)                  183,300    $  3,248,076
-----------------------------------------------------------------------
Certegy Inc.(a)                                 131,900       3,238,145
=======================================================================
                                                              6,486,221
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.68%

Kroll Inc.(a)                                   124,700       2,379,276
-----------------------------------------------------------------------
NCO Group, Inc.(a)                               90,100       1,437,095
-----------------------------------------------------------------------
Portfolio Recovery Associates, Inc.(a)           50,000         912,550
-----------------------------------------------------------------------
PRG-Schultz International, Inc.(a)              316,900       2,820,410
=======================================================================
                                                              7,549,331
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-4.45%

Affiliated Managers Group, Inc.(a)               60,400       3,038,120
-----------------------------------------------------------------------
American Capital Strategies, Ltd.               103,700       2,238,883
-----------------------------------------------------------------------
Charter Municipal Mortgage Acceptance Co.       166,800       2,897,316
-----------------------------------------------------------------------
Chicago Mercantile Exchange (The)(a)             16,200         707,292
-----------------------------------------------------------------------
LaBranche & Co. Inc.(a)                          52,100       1,387,944
-----------------------------------------------------------------------
MCG Capital Corp.                                91,500         982,710
-----------------------------------------------------------------------
Oxford Finance Corp. (Acquired 03/25/02; Cost
  $1,500,000)(b)                                150,000       1,275,000
=======================================================================
                                                             12,527,265
=======================================================================

ELECTRIC UTILITIES-1.36%

Black Hills Corp.                                46,600       1,235,832
-----------------------------------------------------------------------
DQE, Inc.                                       170,700       2,601,468
=======================================================================
                                                              3,837,300
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.06%

Amphenol Corp.-Class A(a)                        46,700       1,774,600
-----------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                 167,300       3,074,974
-----------------------------------------------------------------------
Itron, Inc.(a)                                   59,900       1,148,283
-----------------------------------------------------------------------
Varian Inc.(a)                                   91,300       2,619,397
=======================================================================
                                                              8,617,254
=======================================================================

ENVIRONMENTAL SERVICES-0.65%

Casella Waste Systems, Inc.-Class A(a)          205,700       1,828,673
=======================================================================

FOOD DISTRIBUTORS-0.82%

Performance Food Group Co.(a)                    67,900       2,305,816
=======================================================================

FOOTWEAR-1.11%

Reebok International Ltd.(a)                    105,900       3,113,460
=======================================================================

FOREST PRODUCTS-1.08%

Louisiana-Pacific Corp.(a)                      375,900       3,029,754
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS & SERVICES-3.85%

Andrx Group(a)                                   89,300    $  1,310,031
-----------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                  111,000       2,468,640
-----------------------------------------------------------------------
MAXIMUS, Inc.(a)                                 98,900       2,581,290
-----------------------------------------------------------------------
Medical Staffing Network Holdings, Inc.(a)      122,000       1,952,000
-----------------------------------------------------------------------
Renal Care Group, Inc.(a)                        79,400       2,512,216
=======================================================================
                                                             10,824,177
=======================================================================

HEALTH CARE EQUIPMENT-1.23%

LifePoint, Inc.(a)                              400,000         624,000
-----------------------------------------------------------------------
LifePoint, Inc.-Wts., expiring 04/02/07
  (Acquired 04/02/02; Cost $0)(b)(c)(d)          80,000               1
-----------------------------------------------------------------------
ResMed Inc.                                      48,400       1,479,588
-----------------------------------------------------------------------
Wright Medical Group, Inc.(a)                    78,500       1,370,532
=======================================================================
                                                              3,474,121
=======================================================================

HEALTH CARE FACILITIES-1.77%

LifePoint Hospitals, Inc.(a)                     85,300       2,553,114
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                             162,500       2,437,500
=======================================================================
                                                              4,990,614
=======================================================================

HOUSEHOLD APPLIANCES-1.14%

Snap-on Inc.                                    114,400       3,215,784
=======================================================================

HOUSEHOLD PRODUCTS-0.93%

Dial Corp. (The)                                129,100       2,629,767
=======================================================================

INDUSTRIAL GASES-1.03%

Airgas, Inc.(a)                                 168,300       2,903,175
=======================================================================

INDUSTRIAL MACHINERY-0.86%

Flowserve Corp.(a)                              163,400       2,416,686
=======================================================================

IT CONSULTING & SERVICES-3.74%

Anteon International Corp.(a)                    69,900       1,677,600
-----------------------------------------------------------------------
Manhattan Associates, Inc.(a)                   114,800       2,716,168
-----------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)              140,000       2,240,000
-----------------------------------------------------------------------
Titan Corp. (The)(a)                            247,800       2,577,120
-----------------------------------------------------------------------
Unisys Corp.(a)                                 133,000       1,316,700
=======================================================================
                                                             10,527,588
=======================================================================

LEISURE PRODUCTS-0.96%

Hasbro, Inc.                                    234,000       2,702,700
=======================================================================

MANAGED HEALTH CARE-1.74%

Centene Corp.(a)                                 84,400       2,834,996
-----------------------------------------------------------------------
Coventry Health Care, Inc.(a)                    70,600       2,049,518
=======================================================================
                                                              4,884,514
=======================================================================

MOVIES & ENTERTAINMENT-1.16%

Macrovision Corp.(a)                            202,900       3,254,516
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-1.04%

MDU Resources Group, Inc.                       113,800    $  2,937,178
=======================================================================

MUTUAL FUNDS-1.46%

iShares Nasdaq Biotechnology Index Fund(a)       27,100       1,337,385
-----------------------------------------------------------------------
iShares S&P SmallCap 600 Index Fund              28,300       2,757,835
=======================================================================
                                                              4,095,220
=======================================================================

OFFICE ELECTRONICS-0.91%

Zebra Technologies Corp.-Class A(a)              44,800       2,567,040
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.20%

FMC Technologies, Inc.(a)                       138,900       2,837,727
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                    375,000       3,363,750
=======================================================================
                                                              6,201,477
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.35%

Ultra Petroleum Corp.(a)                        353,800       3,502,620
-----------------------------------------------------------------------
Westport Resources Corp.(a)                     149,300       3,105,440
=======================================================================
                                                              6,608,060
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.56%

Frontier Oil Corp.                               91,600       1,577,352
=======================================================================

PACKAGED FOODS & MEATS-1.02%

J. M. Smucker Co. (The)                          71,857       2,860,627
=======================================================================

PHARMACEUTICALS-1.03%

Medicis Pharmaceutical Corp.-Class A(a)          58,200       2,890,794
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.34%

W. R. Berkley Corp.                              95,150       3,768,891
=======================================================================

PUBLISHING-0.51%

Belo Corp.-Class A                               66,800       1,424,176
=======================================================================

RAILROADS-1.41%

GATX Corp.                                       40,000         912,800
-----------------------------------------------------------------------
Genesee & Wyoming Inc.-Class A(a)               150,500       3,062,675
=======================================================================
                                                              3,975,475
=======================================================================

REAL ESTATE-2.78%

American Financial Realty Trust (Acquired
  09/04/02; Cost $2,902,000)(a)(b)              290,200       3,554,950
-----------------------------------------------------------------------
Anworth Mortgage Asset Corp.                     47,900         602,103
-----------------------------------------------------------------------
FBR Asset Investment Corp.                      108,100       3,664,590
=======================================================================
                                                              7,821,643
=======================================================================

RESTAURANTS-1.53%

AFC Enterprises, Inc.(a)                        139,700       2,935,097
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                               79,700       1,378,013
=======================================================================
                                                              4,313,110
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.48%

Rudolph Technologies, Inc.(a)                    70,100    $  1,343,116
=======================================================================

SEMICONDUCTORS-1.98%

Actel Corp.(a)                                  165,300       2,681,166
-----------------------------------------------------------------------
DSP Group, Inc.(a)                              182,800       2,891,896
=======================================================================
                                                              5,573,062
=======================================================================

SPECIALTY CHEMICALS-0.66%

International Flavors & Fragrances Inc.          52,600       1,846,260
=======================================================================

SPECIALTY STORES-4.67%

Advance Auto Parts, Inc.(a)                      58,100       2,841,090
-----------------------------------------------------------------------
Big 5 Sporting Goods Corp.(a)                   255,000       2,751,450
-----------------------------------------------------------------------
Copart, Inc.(a)                                 147,900       1,751,136
-----------------------------------------------------------------------
CSK Auto Corp.(a)                               136,700       1,503,700
-----------------------------------------------------------------------
Foot Locker, Inc.                               122,300       1,284,150
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                           60,100       3,001,995
=======================================================================
                                                             13,133,521
=======================================================================

SYSTEMS SOFTWARE-0.26%

Secure Computing Corp.(a)                       114,600         734,586
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.77%

Inter-Tel, Inc.                                 104,300       2,180,913
=======================================================================

TRUCKING-2.21%

Dollar Thrifty Automotive Group, Inc.(a)        108,000       2,284,200
-----------------------------------------------------------------------
Landstar System, Inc.(a)                         67,400       3,933,464
=======================================================================
                                                              6,217,664
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $228,021,807)                  232,113,256
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.75%

BERMUDA-4.32%

Bank of Bermuda Ltd. (Banks)                     44,200       1,409,980
-----------------------------------------------------------------------
IPC Holdings, Ltd. (Reinsurance)(a)             113,700       3,586,098
-----------------------------------------------------------------------
PartnerRe Ltd. (Reinsurance)                     65,900       3,414,938
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
BERMUDA-(CONTINUED)

Platinum Underwriters Holdings, Ltd.
  (Insurance Brokers)(a)                         75,800    $  1,997,330
-----------------------------------------------------------------------
W. P. Stewart & Co., Ltd. (Diversified
  Financial Services)                            97,000       1,738,240
=======================================================================
                                                             12,146,586
=======================================================================

CANADA-2.80%

Axcan Pharma Inc. (Pharmaceuticals)(a)          219,000       2,577,630
-----------------------------------------------------------------------
Hub International Ltd. (Insurance Brokers)       93,600       1,200,888
-----------------------------------------------------------------------
Meridian Gold Inc. (Gold)(a)                     84,100       1,482,683
-----------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(a)                                   81,000       2,635,740
=======================================================================
                                                              7,896,941
=======================================================================

CAYMAN ISLANDS-0.91%

Garmin Ltd. (Consumer Electronics)(a)            87,500       2,563,750
=======================================================================

FRANCE-0.47%

Business Objects S.A.-ADR (Application
  Software)(a)                                   88,500       1,327,500
=======================================================================

IRELAND-0.69%

SkillSoft PLC-ADR (Internet Software &
  Services)(a)                                  704,871       1,938,395
=======================================================================

NETHERLANDS-1.44%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Construction & Engineering)           134,000       4,046,800
=======================================================================

UNITED KINGDOM-1.12%

Danka Business Systems PLC-ADR (Office
  Services & Supplies)(a)                       741,600       3,151,800
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $38,315,477)                           33,071,772
=======================================================================

MONEY MARKET FUNDS-6.66%

STIC Liquid Assets Portfolio(e)                9,368,395      9,368,395
-----------------------------------------------------------------------
STIC Prime Portfolio(e)                        9,368,395      9,368,395
=======================================================================
    Total Money Market Funds (Cost
      $18,736,790)                                           18,736,790
=======================================================================
TOTAL INVESTMENTS-100.90% (Cost $285,074,074)               283,921,818
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.90%)                        (2,531,282)
=======================================================================
NET ASSETS-100.00%                                         $281,390,536
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $7,055,651, which represented 2.51% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $285,074,074)                                $283,921,818
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,191,366
-----------------------------------------------------------
  Dividends                                         420,367
-----------------------------------------------------------
Investment for deferred compensation plan            10,393
-----------------------------------------------------------
Other assets                                         32,250
===========================================================
    Total assets                                285,576,194
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             500,662
-----------------------------------------------------------
  Fund shares reacquired                          3,210,276
-----------------------------------------------------------
  Deferred compensation plan                         10,393
-----------------------------------------------------------
Accrued distribution fees                           312,307
-----------------------------------------------------------
Accrued transfer agent fees                         103,313
-----------------------------------------------------------
Accrued operating expenses                           48,707
===========================================================
    Total liabilities                             4,185,658
===========================================================
Net assets applicable to shares outstanding    $281,390,536
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $140,652,368
___________________________________________________________
===========================================================
Class B                                        $ 99,551,133
___________________________________________________________
===========================================================
Class C                                        $ 41,131,838
___________________________________________________________
===========================================================
Class R                                        $     55,197
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          17,087,287
___________________________________________________________
===========================================================
Class B                                          12,275,338
___________________________________________________________
===========================================================
Class C                                           5,072,167
___________________________________________________________
===========================================================
Class R                                               6,713
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.23
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.23 divided
      by 94.50%)                               $       8.71
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.11
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.11
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       8.22
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $5,130)                                      $  2,861,996
-----------------------------------------------------------
Dividends from affiliated money market funds        395,092
===========================================================
    Total investment income                       3,257,088
===========================================================

EXPENSES:

Advisory fees                                     2,448,587
-----------------------------------------------------------
Administrative services fees                         83,395
-----------------------------------------------------------
Custodian fees                                       47,750
-----------------------------------------------------------
Distribution fees -- Class A                        523,395
-----------------------------------------------------------
Distribution fees -- Class B                        985,773
-----------------------------------------------------------
Distribution fees -- Class C                        399,356
-----------------------------------------------------------
Distribution fees -- Class R                             74
-----------------------------------------------------------
Transfer agent fees                               1,030,651
-----------------------------------------------------------
Trustees' fees                                       10,127
-----------------------------------------------------------
Other                                               193,533
===========================================================
    Total expenses                                5,722,641
===========================================================
Less: Fees waived                                    (3,987)
-----------------------------------------------------------
    Expenses paid indirectly                         (8,438)
===========================================================
    Net expenses                                  5,710,216
===========================================================
Net investment income (loss)                     (2,453,128)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (51,762,088)
-----------------------------------------------------------
  Foreign currencies                                  5,332
===========================================================
                                                (51,756,756)
===========================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (25,094,706)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (76,851,462)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(79,304,590)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,453,128)   $ (1,035,323)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (51,756,756)     (6,248,749)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (25,094,706)     21,874,869
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (79,304,590)     14,590,797
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (45,876)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       75,475,822      64,401,893
------------------------------------------------------------------------------------------
  Class B                                                       63,981,320      43,327,916
------------------------------------------------------------------------------------------
  Class C                                                       22,474,509      18,212,944
------------------------------------------------------------------------------------------
  Class R                                                           56,926              --
==========================================================================================
    Net increase in net assets                                  82,683,987     140,487,674
==========================================================================================

NET ASSETS:

  Beginning of year                                            198,706,549      58,218,875
==========================================================================================
  End of year                                                 $281,390,536    $198,706,549
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $343,823,790    $184,411,918
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       119,353          (9,556)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (61,400,351)     (9,638,263)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and option contracts                             (1,152,256)     23,942,450
==========================================================================================
                                                              $281,390,536    $198,706,549
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $3,987.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $83,395 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $593,273 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B, Class C and Class R shares paid $523,395, $985,773, $399,356 and $74, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2002, AIM Distributors retained $215,904 in front-end sales commissions from the sale of Class A shares and $5,091, $90, $20,650 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,156 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,893 and reductions in custodian fees of $3,545 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,438.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                           2002     2001
----------------------------------------------------------
Distributions paid from ordinary income    $--     $45,876
__________________________________________________________
==========================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $ (2,208,053)
-----------------------------------------------------------
Temporary book/tax differences                      (15,548)
-----------------------------------------------------------
Capital loss carryforward                       (60,209,653)
-----------------------------------------------------------
Shares of beneficial interest                   343,823,790
===========================================================
                                               $281,390,536
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the reclassification of distributions from a partnership.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2008                             $   700,371
----------------------------------------------------------
December 31, 2009                               8,314,191
----------------------------------------------------------
December 31, 2010                              51,195,091
==========================================================
                                              $60,209,653
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $466,052,200 and $310,477,225, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 22,205,137
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (24,413,190)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                  $ (2,208,053)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $286,129,871.

NOTE 8--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2002, undistributed net investment income
(loss) was increased by $2,582,037, undistributed net realized gains (losses) decreased by $5,332 and shares of beneficial interest decreased by $2,576,705. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      20,734,085    $ 207,041,581     9,399,572    $ 88,163,980
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      10,459,416      103,695,654     5,648,744      52,902,323
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,842,924       46,658,247     3,099,967      29,048,663
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          6,714           56,937            --              --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         3,879          37,431
------------------------------------------------------------------------------------------------------------------------
Conversion of Class B shares to Class A shares:**
  Class A                                                         172,467        1,560,774            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (174,243)      (1,560,774)           --              --
========================================================================================================================
Reacquired:
  Class A                                                     (14,135,868)    (133,126,533)   (2,593,418)    (23,799,518)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,344,297)     (38,153,560)   (1,069,688)     (9,574,407)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,695,124)     (24,183,738)   (1,142,623)    (10,835,719)
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                             (1)             (11)           --              --
========================================================================================================================
                                                               14,866,073    $ 161,988,577    13,346,433    $125,942,753
________________________________________________________________________________________________________________________
========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                --------------------------------------------
                                                                                            AUGUST 31, 2000
                                                                      YEAR ENDED            (DATE OPERATIONS
                                                                     DECEMBER 31,            COMMENCED) TO
                                                                ----------------------        DECEMBER 31,
                                                                  2002          2001              2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  10.19      $   9.36          $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)(a)     (0.05)(a)         0.00(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.91)         0.88            (0.64)
============================================================================================================
    Total from investment operations                               (1.96)         0.83            (0.64)
============================================================================================================
Less dividends from net investment income                             --          0.00               --
============================================================================================================
Net asset value, end of period                                  $   8.23      $  10.19          $  9.36
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   (19.23)%        8.92%           (6.40)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $140,652      $105,146          $32,805
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.67%(c)      1.78%            1.78%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.67%(c)      1.78%            2.72%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets        (0.54)%(c)    (0.57)%          (0.12)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                              117%          123%              49%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios based on average daily net assets of $149,541,478.
(d)  Annualized.

                                                                                   CLASS B
                                                                ---------------------------------------------
                                                                                             AUGUST 31, 2000
                                                                      YEAR ENDED             (DATE OPERATIONS
                                                                     DECEMBER 31,             COMMENCED) TO
                                                                ----------------------         DECEMBER 31,
                                                                 2002           2001               2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.11        $  9.33           $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)(a)      (0.11)(a)         (0.03)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.89)          0.89             (0.64)
=============================================================================================================
    Total from investment operations                              (2.00)          0.78             (0.67)
=============================================================================================================
Net asset value, end of period                                  $  8.11        $ 10.11           $  9.33
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                  (19.78)%         8.36%            (6.70)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $99,551        $64,012           $16,385
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.32%(c)       2.44%             2.49%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.32%(c)       2.44%             3.43%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.19)%(c)     (1.23)%           (0.83)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                             117%           123%               49%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $98,577,298.
(d)  Annualized.

                                                                                   CLASS C
                                                                ----------------------------------------------
                                                                                              AUGUST 31, 2000
                                                                      YEAR ENDED              (DATE OPERATIONS
                                                                     DECEMBER 31,              COMMENCED) TO
                                                                ----------------------          DECEMBER 31,
                                                                 2002            2001               2000
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.10         $ 9.34             $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)(a)      (0.11)(a)          (0.03)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.88)          0.87              (0.63)
==============================================================================================================
    Total from investment operations                              (1.99)          0.76              (0.66)
==============================================================================================================
Net asset value, end of period                                  $  8.11         $10.10             $ 9.34
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  (19.70)%         8.14%             (6.60)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $41,132         $29,548            $9,028
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.32%(c)       2.44%              2.49%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.32%(c)       2.44%              3.43%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.19)%(c)     (1.23)%            (0.83)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                             117%           123%                49%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $39,935,609.
(d)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                    2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.58
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (2.32)
=============================================================================
    Total from investment operations                                 (2.36)
=============================================================================
Net asset value, end of period                                     $  8.22
_____________________________________________________________________________
=============================================================================
Total return(b)                                                     (22.31)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    55
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                               1.92%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets          (0.78)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                117%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $25,433.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Chairman and                            Group Inc. (financial services holding
   President                                        company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent of AIM
                                                    and a global investment management
                                                    firm); formerly, President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), A I M Fund
                                                    Services, Inc., (registered transfer
                                                    agent), and Fund Management Company
                                                    (registered broker dealer)
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                          Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                    (financial services holding company);      Bond Funds, Inc., INVESCO
                                                    Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                    Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                    advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                    Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                    advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                    (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                    Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                    (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                    Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                    dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                    AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                    AIM and a global investment management
                                                    firm); formerly, Director, Chairman and
                                                    Chief Executive Officer, INVESCO Funds
                                                    Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                          (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                          Member of Advisory Board of Rotary Power   investment company)
                                                    International (designer, manufacturer,
                                                    and seller of rotary power engines); and
                                                    Director, The Boss Group (private equity
                                                    group); formerly, Director, President
                                                    and Chief Executive Officer, Volvo Group
                                                    North America, Inc.; Senior Vice
                                                    President, AB Volvo; and director of
                                                    various affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                          Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff
   Trustee                                          Century Group, Inc. (government affairs
                                                    company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly, Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992             Director, Chairman and Director of         N/A
   Senior Vice President                            Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director and Senior Vice President,
                                                    A I M Advisors, Inc.; and Director,
                                                    A I M Distributors, Inc. and AMVESCAP
                                                    PLC; formerly, Chief Executive Officer
                                                    and President A I M Capital Management,
                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992             Director, Senior Vice President, General   N/A
   Senior Vice President and                        Counsel and Secretary, A I M Advisors,
   Secretary                                        Inc. and A I M Management Group Inc.;
                                                    Director, Vice President and General
                                                    Counsel, Fund Management Company; and
                                                    Vice President, A I M Fund Services,
                                                    Inc., A I M Capital Management, Inc. and
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director and Chief Fixed Income   N/A
   Vice President                                   Officer, A I M Capital Management, Inc.;
                                                    and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Chief Research       N/A
   Vice President                                   Officer -- Fixed income, A I M Capital
                                                    Management, Inc.; and Vice President,
                                                    A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992             Vice President and Chief Compliance        N/A
   Vice President                                   Officer, A I M Advisors, Inc. and A I M
                                                    Capital Management, Inc.; and Vice
                                                    President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Managing Director and Chief Cash           N/A
   Vice President                                   Management Officer, A I M Capital
                                                    Management, Inc.; Director and
                                                    President, Fund Management Company; and
                                                    Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999             Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                   President, Chief Executive Officer and
                                                    Chief Investment Officer, A I M Capital
                                                    Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

================================================================================

                                    [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--



         DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

         MORE AGGRESSIVE                       MORE AGGRESSIVE                                TAXABLE

    AIM Emerging Growth Fund            AIM Developing Markets Fund                       MORE AGGRESSIVE
    AIM Small Cap Growth Fund(1)        AIM European Small Company Fund
    AIM Aggressive Growth Fund          AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
    AIM Opportunities I Fund(2,3)       AIM International Emerging Growth Fund        AIM High Yield Fund
    AIM Mid Cap Growth Fund             AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
    AIM Libra Fund                      AIM European Growth Fund(2)                   AIM Income Fund
    AIM Dent Demographic Trends Fund    AIM International Growth Fund(2)              AIM Global Income Fund
    AIM Opportunities II Fund(2,3)      AIM Global Growth Fund                        AIM Total Return Bond Fund
    AIM Constellation Fund              AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
    AIM Large Cap Growth Fund           AIM Global Trends Fund                        AIM Short Term Bond Fund
    AIM Weingarten Fund                 AIM International Core Equity Fund(2)         AIM Floating Rate Fund
    AIM Opportunities III Fund(2,3)                                                   AIM Limited Maturity Treasury Fund(4,5)
    AIM Small Cap Equity Fund                MORE CONSERVATIVE                        AIM Money Market Fund
    AIM Capital Development Fund
    AIM Mid Cap Core Equity Fund(2)             SECTOR EQUITY                              MORE CONSERVATIVE
    AIM Select Equity Fund
    AIM Premier Equity II Fund(2)             MORE AGGRESSIVE                                   TAX-FREE
    AIM Premier Equity Fund(2)
    AIM Blue Chip Fund                  AIM New Technology Fund                            MORE AGGRESSIVE
    AIM Mid Cap Basic Value Fund        AIM Global Science and Technology Fund(2)
    AIM Large Cap Core Equity Fund      AIM Global Energy Fund                        AIM High Income Municipal Fund
    AIM Charter Fund                    AIM Global Financial Services Fund            AIM Municipal Bond Fund
    AIM Basic Value Fund                AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
    AIM Large Cap Basic Value Fund      AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
    AIM Balanced Fund*                  AIM Real Estate Fund
    AIM Basic Balanced Fund*                                                                MORE CONSERVATIVE
                                            MORE CONSERVATIVE
        MORE CONSERVATIVE

* Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and finnancial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.


As of 12/31/02.


                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative   Cash
Funds        Products     Annuities  Plans       Accounts     Products   Investments   Management




                                                                      [AIM LOGO]
                                                                 --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--


AIMinvestments.com                                                      SCE-AR-1

                       ANNUAL REPORT / DECEMBER 31, 2002
                          AIM WORLDWIDE SPECTRUM FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                            INCROCE BY PIERO DORAZIO

   VIBRANT COLORS IN BRIGHT LIGHT EVOKE THE VIEW THROUGH A PRISM. SEGMENTS OF

      COLOR IN VARYING SIZES FORM A PATTERN OF STRENGTH AND DIRECTION. AIM

  WORLDWIDE SPECTRUM FUND INVESTS IN COMPANIES OF VARYING SIZES THROUGHOUT THE

   WORLD. IT CAN INVEST IN YOUNG COMPANIES THAT ARE LIKELY TO BENEFIT FROM NEW

     AND INNOVATIVE PRODUCTS, SERVICES, OR PROCESSES. IT CAN INVEST IN OLDER

  COMPANIES WHOSE EARNINGS SIGNAL THE POTENTIAL FOR CONTINUED GROWTH AND WHOSE

   SHARE PRICES ARE CONSIDERED TO BE UNDERVALUED. INVESTING IN COMPANIES THAT

   VARY IN SIZE, GEOGRAPHICAL LOCATION, AND COMPANY MATURITY AVAILS THE FUND A

                         FULL SPECTRUM OF OPPORTUNITIES.

COVER ART (DETAIL SHOWN): INCROCE BY PIERO DORAZIO OIL ON CANVAS, 1968. JACK S.

BLANTON MUSEUM OF ART, THE UNIVERSITY OF TEXAS AT AUSTIN, PURCHASED THROUGH THE

GENEROSITY OF MARI AND JAMES A. MICHENER, 1972. COVER PHOTO: GEORGE HOLMES.

 VISIT WWW.BLANTONMUSEUM.ORG FOR FURTHER INFORMATION.

================================================================================

AIM WORLDWIDE SPECTRUM FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN MARKETABLE EQUITY SECURITIES OF DOMESTIC ISSUERS AND FOREIGN ISSUERS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Worldwide Spectrum Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and /or absorbed expenses, returns would have been lower.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have greater potential for business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

o The unmanaged MSCI AC World Free Index tracks the performance of securities in approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.

o The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                   DEAR SHAREHOLDER:

[PHOTO OF          All of us know how difficult the equity markets were during
ROBERT H.          the fiscal year covered by this report, as major domestic
GRAHAM]            equity indexes posted negative returns for a third
                   consecutive year for the first time since 1939-1941. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S. economy as a whole had expanded for 14 months in a row.

                      In light of continuing market difficulties, I thought you
                   would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it provides you with a better understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

      Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, we should all keep certain investing fundamentals in mind. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

   He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

   Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

   As you know, economic difficulties and disappointing equity returns were not limited to the United States. European equities also endured a difficult and volatile year, with many markets declining by double digits. Most Asian markets posted declines as well. For the year ended December 31, 2002, AIM Worldwide Spectrum Fund Class A shares returned -8.08% at net asset value (the performance of other share classes is shown on page 6). The returns of the fund's comparison indexes were considerably less. The fund's broad market index, the MSCI World, returned -19.89%. Its style-specific index, the MSCI All Country World Free Index, returned -19.32%. And its Lipper index, the Lipper Global Fund Index, returned -18.65%.

   Joel E. Dobberpuhl, one of the portfolio managers on the management team for AIM Worldwide Spectrum Fund, retired December 31, 2002. Roger Mortimer and Glen Hilton are now responsible for managing the fund.

   Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                          FIRST, PROFESSIONAL ADVICE IS

                         MORE IMPORTANT NOW THAN EVER.

                          A FINANCIAL PROFESSIONAL CAN

                         HELP YOU UNDERSTAND YOUR ENTIRE

                               FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE
FOR AIM CLIENTS

  [LARSEN & CRUM PHOTO]

     EDGAR M. LARSEN
Chief Investment Officer

      GARY T. CRUM
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

   We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

   We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

   AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

   AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

   For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

   Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.


QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

   Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

   As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

   AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

   This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system. AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

   We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

WORLD MARKETS FARE BETTER THAN U.S.
MARKETS, STILL LARGELY DISAPPOINT

Though world markets performed better on the whole than U.S. markets, performance was still in negative territory for the fiscal year. The S&P 500 Index returned -22.09%. The MSCI World Index returned -19.89% for the same period. AIM Worldwide Spectrum Fund outperformed both of these indexes, but it also posted a negative return. (See page 6 for a complete analysis of fund performance in comparison to several pertinent indexes.)

   We know you are disappointed, as we are, that all of the returns cited are in negative territory. Nevertheless, AIM Worldwide Spectrum Fund posted better returns--by 10 percentage points or more--than any of the indexes it is measured against.

RELEVANT MARKET CONDITIONS

As of December 31, 2002, approximately 60% of the fund's portfolio was made up of U.S. stocks. The conditions that appeared in 2001 continued to affect the U.S. markets in 2002. These conditions were, of course, the pall of doubt cast on corporate accounting practices, mixed economic signals, anemic company earnings and the possibility of war with Iraq. As a result, all major U.S. equity market indexes posted negative returns for the year.

   Also as of December 31, approximately 26% of the fund's portfolio was invested in the stocks of European companies. Like their U.S. counterparts, European stocks endured a difficult and volatile year, and many markets experienced double-digit negative returns. However, when these returns, registered in their local currencies, were translated into U.S. dollars, the losses turned out to be less for U.S. investors. The reason for this improved return for U.S. investors was that both the euro and the British pound escalated in value as compared to the dollar.

   Germany was the worst-performing European country in 2002. Germany suffered high unemployment, industrial weakness and low consumer spending. The fund's portfolio contained only two German stocks. Surprisingly, although it was affected by the dramatic drop in the German market, one of our German stocks was one of the fund's best performers for the year.

   Our investments in Asian securities were limited to companies in Hong Kong and South Korea. Early in the year, strong economic momentum helped Asian markets--except Japan--turn in some of the strongest performance in the world. In the second half of the year, these markets succumbed to some of the same pressures faced by U.S. and European stocks. We reduced our investments in these markets during the latter half of the year, and


================================================================================

                             THE ABILITY OF THE FUND

                              TO INVEST IN ANY SIZE

                                COMPANY ANYWHERE

                                IN THE WORLD...

                               PROVIDES THE FUND

                               GREATER FLEXIBILITY

                            TO ADJUST THE PORTFOLIO

                             AS ECONOMIC CONDITIONS

                                    CHANGE.
================================================================================

PORTFOLIO COMPOSITION

as of 12/31/02, based on total net assets

================================================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES                              TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------------------------------------
 1. Puma A.G. Rudolf Dassler Sport (Germany)  6.4%      1. Banks                            7.5%      1. United States   59.7%

 2. Bank of America Corp.                     4.1       2. Diversified Commercial Services  6.6       2. Germany          8.5

 3. Anglo Irish Bank Corp. PLC (Ireland)      3.4       3. Footwear                         6.4       3. Italy            6.5

 4. Merloni Elettrodomestici S.p.A (Italy)    3.1       4. Specialty Stores                 6.0       4. Ireland          6.0

 5. NVR, Inc.                                 3.1       5. Household Appliances             4.7       5. United Kingdom   5.2

 6. Wal-Mart de Mexico S.A. de C.V. -         3.1       6. Managed Health Care              4.6       6. Bermuda          4.8
     Series V (Mexico)
 7. Willis Group Holdings Ltd. (Bermuda)      3.0       7. Pharmaceuticals                  4.5       7. Mexico           3.1

 8. Anthem, Inc                               3.0       8. General Merchandise Stores       4.5       8. Hong Kong        2.6

 9. Rent-A-Center, Inc.                       2.9       9. Construction & Engineering       4.3       9. South Korea      2.1

10. Nextel Communications, Inc. - Class A     2.9      10. Packaged Foods & Meats           3.8      10. Cayman Islands   1.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

as of 12/31/02, they totaled just under 5% of the portfolio.

   The fund's investments in foreign issuers not located in Europe or Asia each represented only a small part of the portfolio.

FUND STRATEGIES AND TECHNIQUES

The fund continued to employ AIM's growth-at-a-reasonable-price (GARP) discipline. We targeted undervalued companies as well as companies with catalysts for growth and stock price appreciation. We relied on our analysis of individual companies to find attractive holdings. This means that we made selections based primarily upon the attributes of the stock, not the sector or the country in which it was located.

   Over the year, we have kept the portfolio to about 50 holdings. We believe that this enables the fund to be adequately diversified, and it allows us to be highly selective. Our careful stock selection proved advantageous over the fund's fiscal year, as evidenced by the fund's performance against its comparison indexes.

   The ability of the fund to invest in any size company anywhere in the world offers investors an alternative to funds with narrower mandates. It provides the fund greater flexibility to adjust the portfolio as economic conditions change.

   A few stocks that were either a benefit or a disadvantage to the portfolio during the reporting period are specified below.

   o German-based Puma, maker of sports shoes and apparel sold in more than 80 countries, benefited the portfolio. In its third-quarter earnings report released on November 6, 2002, the company announced its highest quarterly sales level in its history.

   o Wireless phone provider Nextel also contributed positively to the portfolio. In addition to wireless phone service, Nextel offers its customers two-way radio dispatch, paging, text messaging and wireless Internet access. On October 24, 2002, Nextel's third-quarter earnings report declared a 26% increase in revenue over last year's third quarter.

   o Consumer electronics retailer Best Buy detracted from the portfolio. Musicland, a Best Buy subsidiary, operates Sam Goody music and Suncoast video stores. Declining CD sales have affected Best Buy's bottom line, as did weak holiday sales. We no longer own this security.

IN CLOSING

We believe that the fund's ability to invest in companies of any size in any country helped enable the fund to hold up decidedly better than the indexes to which we are compared. Be assured that we continue to work diligently to meet the fund's investment objective of long-term capital growth.


================================================================================

                           PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                          ROGER MORTIMER, LEAD MANAGER
                                  GLEN HILTON

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

HISTORY SUGGESTS THAT BEAR MARKETS EVENTUALLY END ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

12/31/52  26.57     4/30/59  57.59     8/31/65   87.17      11/30/71     93.99       4/28/78    96.83      8/31/84    166.68
 1/30/53  26.38     5/29/59  58.68     9/30/65   89.96      12/31/71    102.09       5/31/78    97.29      9/28/84     166.1
 2/27/53   25.9     6/30/59  58.47    10/29/65   92.42       1/31/72    103.94       6/30/78    95.53     10/31/84    166.09
 3/31/53  25.29     7/31/59  60.51    11/30/65   91.61       2/29/72    106.57       7/31/78   100.68     11/30/84    163.58
 4/30/53  24.62     8/31/59   59.6    12/31/65   92.43       3/31/72     107.2       8/31/78   103.29     12/31/84    167.24
 5/29/53  24.54     9/30/59  56.88    12/31/65   92.43       4/28/72    107.67       9/29/78   102.54      1/31/85    179.63
 6/30/53  24.14    10/30/59  57.52     1/31/66   92.88       5/31/72    109.53      10/31/78    93.15      2/28/85    181.18
 7/31/53  24.75    11/30/59  58.28     2/28/66   91.22       6/30/72    107.14      11/30/78     94.7      3/29/85    180.66
 8/31/53  23.32    12/31/59  59.89     3/31/66   89.23       7/31/72    107.39      12/29/78    96.11      4/30/85    179.83
 9/30/53  23.35     1/29/60  55.61     4/29/66   91.06       8/31/72    111.09       1/31/79    99.93      5/31/85    189.55
10/30/53  24.54     2/29/60  56.12     5/31/66   86.13       9/29/72    110.55       2/28/79    96.28      6/28/85    191.85
11/30/53  24.76     3/31/60  55.34     6/30/66   84.74      10/31/72    111.58       3/30/79   101.59      7/31/85    190.92
12/31/53  24.81     4/29/60  54.37     7/29/66    83.6      11/30/72    116.67       4/30/79   101.76      8/30/85    188.63
 1/29/54  26.08     5/31/60  55.83     8/31/66    77.1      12/29/72    118.05       5/31/79    99.08      9/30/85    182.08
 2/26/54  26.15     6/30/60  56.92     9/30/66   76.56       1/31/73    116.03       6/29/79   102.91     10/31/85    189.82
 3/31/54  26.94     7/29/60  55.51    10/31/66    80.2       2/28/73    111.68       7/31/79   103.81     11/29/85    202.17
 4/30/54  28.26     8/31/60  56.96    11/30/66   80.45       3/30/73    111.52       8/31/79   109.32     12/31/85    211.28
 5/31/54  29.19     9/30/60  53.52    12/30/66   80.33       4/30/73    106.97       9/28/79   109.32      1/31/86    211.78
 6/30/54  29.21    10/31/60  53.39     1/31/67   86.61       5/31/73    104.95      10/31/79   101.82      2/28/86    226.92
 7/30/54  30.88    11/30/60  55.54     2/28/67   86.78       6/29/73    104.26      11/30/79   106.16      3/31/86     238.9
 8/31/54  29.83    12/30/60  58.11     3/31/67    90.2       7/31/73    108.22      12/31/79   107.94      4/30/86    235.52
 9/30/54  32.31     1/31/61  61.78     4/28/67   94.01       8/31/73    104.25       1/31/80   114.16      5/30/86    247.35
10/29/54  31.68     2/28/61  63.44     5/31/67   89.08       9/28/73    108.43       2/29/80   113.66      6/30/86    250.84
11/30/54  34.24     3/31/61  65.06     6/30/67   90.64      10/31/73    108.29       3/31/80   102.09      7/31/86    236.12
12/31/54  35.98     4/28/61  65.31     7/31/67   94.75      11/30/73     95.96       4/30/80   106.29      8/29/86    252.93
 1/31/55  36.63     5/31/61  66.56     8/31/67   93.64      12/31/73     97.55       5/30/80   111.24      9/30/86    231.32
 2/28/55  36.76     6/30/61  64.64     9/29/67   96.71       1/31/74     96.57       6/30/80   114.24     10/31/86    243.98
 3/31/55  36.58     7/31/61  66.76    10/31/67    93.9       2/28/74     96.22       7/31/80   121.67     11/28/86    249.22
 4/29/55  37.96     8/31/61  68.07    11/30/67      94       3/29/74     93.98       8/29/80   122.38     12/31/86    242.17
 5/31/55  37.91     9/29/61  66.73    12/29/67   96.47       4/30/74     90.31       9/30/80   125.46      1/30/87    274.08
 6/30/55  41.03    10/31/61  68.62     1/31/68   92.24       5/31/74     87.28      10/31/80   127.47      2/27/87     284.2
 7/29/55  43.52    11/30/61  71.32     2/29/68   89.36       6/28/74        86      11/28/80   140.52      3/31/87     291.7
 8/31/55  43.18    12/29/61  71.55     3/29/68    90.2       7/31/74     79.31      12/31/80   135.76      4/30/87    288.36
 9/30/55  43.67     1/31/62  68.84     4/30/68   97.59       8/30/74     72.15       1/30/81   129.55      5/29/87     290.1
10/31/55  42.34     2/28/62  69.96     5/31/68   98.68       9/30/74     63.54       2/27/81   131.27      6/30/87       304
11/30/55  45.51     3/30/62  69.55     6/28/68   99.58      10/31/74      73.9       3/31/81      136      7/31/87    318.66
12/30/55  45.48     4/30/62  65.24     7/31/68   97.74      11/29/74     69.97       4/30/81   132.81      8/31/87     329.8
 1/31/56  43.82     5/31/62  59.63     8/30/68   98.86      12/31/74     68.56       5/29/81   132.59      9/30/87    321.83
 2/29/56  45.34     6/29/62  54.75     9/30/68  102.67       1/31/75     76.98       6/30/81   131.21     10/30/87    251.79
 3/30/56  48.48     7/31/62  58.23    10/31/68  103.41       2/28/75     81.59       7/31/81   130.92     11/30/87     230.3
 4/30/56  48.38     8/31/62  59.12    11/29/68  108.37       3/31/75     83.36       8/31/81   122.79     12/31/87    247.08
 5/31/56   45.2     9/28/62  56.27    12/31/68  103.86       4/30/75      87.3        9/30/81  116.18      1/29/88    257.07
 6/29/56  46.97    10/31/62  56.52     1/31/69  103.01       5/30/75     91.15      10/30/81   121.89      2/29/88    267.82
 7/31/56  49.39    11/30/62  62.26     2/28/69   98.13       6/30/75     95.19      11/30/81   126.35      3/31/88    258.89
 8/31/56  47.51    12/31/62   63.1     3/31/69  101.51       7/31/75     88.75      12/31/81   122.55      4/29/88    261.33
 9/28/56  45.35     1/31/63   66.2     4/30/69  103.69       8/29/75     86.88       1/29/82    120.4      5/31/88    262.16
10/31/56  45.58     2/28/63  64.29     5/30/69  103.46       9/30/75     83.87       2/26/82   113.11      6/30/88     273.5
11/30/56  45.08     3/29/63  66.57     6/30/69   97.71      10/31/75     89.04       3/31/82   111.96      7/29/88    272.02
12/31/56  46.67     4/30/63   69.8     7/31/69   91.83      11/28/75     91.24       4/30/82   116.44      8/31/88    261.52
 1/31/57  44.72     5/31/63   70.8     8/29/69   95.51      12/31/75     90.19       5/31/82   111.88      9/30/88    271.91
 2/28/57  43.26     6/28/63  69.37     9/30/69   93.12       1/30/76    100.86       6/30/82   109.61     10/31/88    278.97
 3/29/57  44.11     7/31/63  69.13    10/31/69   97.24       2/27/76     99.71       7/30/82   107.09     11/30/88     273.7
 4/30/57  45.74     8/30/63   72.5    11/28/69   93.81       3/31/76    102.77       8/31/82   119.51     12/30/88    277.72
 5/31/57  47.43     9/30/63   71.7    12/31/69   92.06       4/30/76    101.64       9/30/82   120.42      1/31/89    297.47
 6/28/57  47.37    10/31/63  74.01     1/30/70   85.02       5/31/76    100.18      10/29/82   133.71      2/28/89    288.86
 7/31/57  47.91    11/29/63  73.23     2/27/70    89.5       6/30/76    104.28      11/30/82   138.54      3/31/89    294.87
 8/30/57  45.22    12/31/63  75.02     3/31/70   89.63       7/30/76    103.44      12/31/82   140.64      4/28/89    309.64
 9/30/57  42.42     1/31/64  77.04     4/30/70   81.52       8/31/76    102.91       1/31/83    145.3      5/31/89    320.52
10/31/57  41.06     2/28/64   77.8     5/29/70   76.55       9/30/76    105.24       2/28/83   148.06      6/30/89    317.98
11/29/57  41.72     3/31/64  78.98     6/30/70   72.72      10/29/76     102.9       3/31/83   152.96      7/31/89    346.08
12/31/57  39.99     4/30/64  79.46     7/31/70   78.05      11/30/76     102.1       4/29/83   164.42      8/31/89    351.45
 1/31/58   41.7     5/29/64  80.37     8/31/70   81.52      12/31/76    107.46       5/31/83   162.39      9/29/89    349.15
 2/28/58  40.84     6/30/64  81.69     9/30/70   84.21       1/31/77    102.03       6/30/83   168.11     10/31/89    340.36
 3/31/58   42.1     7/31/64  83.18    10/30/70   83.25       2/28/77     99.82       7/29/83   162.56     11/30/89    345.99
 4/30/58  43.44     8/31/64  81.83    11/30/70    87.2       3/31/77     98.42       8/31/83    164.4     12/29/89     353.4
 5/30/58  44.09     9/30/64  84.18    12/31/70   92.15       4/29/77     98.44       9/30/83   166.07      1/31/90    329.08
 6/30/58  45.24    10/30/64  84.86     1/29/71   95.88       5/31/77     96.12      10/31/83   163.55      2/28/90    331.89
 7/31/58  47.19    11/30/64  84.42     2/26/71   96.75       6/30/77    100.48      11/30/83    166.4      3/30/90    339.94
 8/29/58  47.75    12/31/64  84.75     3/31/71  100.31       7/29/77     98.85      12/30/83   164.93      4/30/90     330.8
 9/30/58  50.06     1/29/65  87.56     4/30/71  103.95       8/31/77     96.77       1/31/84   163.41      5/31/90    361.23
10/31/58  51.33     2/26/65  87.43     5/31/71   99.63       9/30/77     96.53       2/29/84   157.06      6/29/90    358.02
11/28/58  52.48     3/31/65  86.16     6/30/71    99.7      10/31/77     92.34       3/30/84   159.18      7/31/90    356.15
12/31/58  55.21     4/30/65  89.11     7/30/71   95.58      11/30/77     94.83       4/30/84   160.05      8/31/90    322.56
 1/30/59  55.42     5/31/65  88.42     8/31/71   99.03      12/30/77      95.1       5/31/84   150.55      9/28/90    306.05
 2/27/59  55.41     6/30/65  84.12     9/30/71   98.34       1/31/78     89.25       6/29/84   153.18     10/31/90       304
 3/31/59  55.44     7/30/65  85.25    10/29/71   94.23       2/28/78     87.04       7/31/84   150.66     11/30/90    322.22
12/31/90    330.22         4/30/97     801.34
 1/31/91    343.93         5/30/97     848.28
 2/28/91    367.07         6/30/97     885.14
 3/29/91    375.22         7/31/97     954.29
 4/30/91    375.34         8/29/97     899.47
 5/31/91    389.83         9/30/97     947.28
 6/28/91    371.16        10/31/97     914.62
 7/31/91    387.81        11/28/97     955.4
 8/30/91    395.43        12/31/97     970.43
 9/30/91    387.86         1/30/98     980.28
10/31/91    392.45         2/27/98    1049.34
11/29/91    375.22         3/31/98    1101.75
12/31/91    417.09         4/30/98    1111.75
 1/31/92    408.79         5/29/98    1090.82
 2/28/92     412.7         6/30/98    1133.84
 3/31/92    403.69         7/31/98    1120.67
 4/30/92    414.95         8/31/98     957.28
 5/29/92    415.35         9/30/98    1017.01
 6/30/92    408.14        10/30/98    1098.67
 7/31/92    424.22        11/30/98    1163.63
 8/31/92    414.03        12/31/98    1229.23
 9/30/92     417.8         1/29/99    1279.64
10/30/92    418.68         2/26/99    1238.33
11/30/92    431.35         3/31/99    1286.37
12/31/92    435.71         4/30/99    1335.18
 1/29/93    438.78         5/31/99    1301.84
 2/26/93    443.38         6/30/99    1372.71
 3/31/93    451.67         7/30/99    1328.72
 4/30/93    440.19         8/31/99    1320.41
 5/31/93    450.19         9/30/99    1282.71
 6/30/93    450.53        10/29/99    1362.93
 7/30/93    448.13        11/30/99    1388.91
 8/31/93    463.56        12/31/99    1469.25
 9/30/93    458.93         1/31/00    1394.46
10/29/93    467.83         2/29/00    1366.42
11/30/93    461.79         3/31/00    1498.58
12/31/93    466.45         4/28/00    1452.43
 1/31/94    481.61         5/31/00    1420.6
 2/28/94    467.14         6/30/00    1454.6
 3/31/94    445.77         7/31/00    1430.83
 4/29/94    450.91         8/31/00    1517.68
 5/31/94    456.51         9/29/00    1436.51
 6/30/94    444.27        10/31/00    1429.4
 7/29/94    458.26        11/30/00    1314.95
 8/31/94     475.5        12/29/00    1320.28
 9/30/94    462.71         1/31/01    1366.01
10/31/94    472.35         2/28/01    1239.94
11/30/94    453.69         3/30/01    1160.33
12/30/94    459.27         4/30/01    1249.46
 1/31/95    470.42         5/31/01    1255.82
 2/28/95    487.39         6/29/01    1224.42
 3/31/95    500.71         7/31/01    1211.23
 4/28/95    514.71         8/31/01    1133.58
 5/31/95     533.4         9/28/01    1040.94
 6/30/95    544.75        10/31/01    1059.78
 7/31/95    562.06        11/30/01    1139.45
 8/31/95    561.88        12/31/01    1148.08
 9/29/95    584.41         1/31/02     1130.2
10/31/95     581.5         2/28/02    1106.73
11/30/95    605.37         3/29/02    1147.39
12/29/95    615.93         4/30/02    1076.92
 1/31/96    636.02         5/31/02    1067.14
 2/29/96    640.43         6/28/02     989.82
 3/29/96     645.5         7/31/02     911.62
 4/30/96    654.17         8/30/02     916.07
 5/31/96    669.12         9/30/02     815.28
 6/28/96    670.63         10/30/02    890.71
 7/31/96    639.95        11/29/02     936.31
 8/30/96    651.99        12/31/02     879.82
 9/30/96    687.31
10/31/96   705.27
11/29/96   757.02
12/31/96   740.74
 1/31/97   786.16
 2/28/97   790.82
 3/31/97   757.12

                                                 Source: Bloomberg LP

=============================================================================================================================

The last three years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

   The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history suggests that bear markets eventually end.

   That is why AIM urges all investors to maintain a long-term investment discipline.

FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/29/00-12/31/02
Index data from 12/31/00-12/31/02

                                [MOUNTAIN CHART]

            AIM WORLDWIDE       AIM WORLDWIDE     AIM WORLDWIDE
            SPECTRUM FUND      SPECTRUM FUND      SPECTRUM FUND      MSCI WORLD     MSCI AC WORLD     LIPPER GLOBAL
DATE        CLASS A SHARES     CLASS B SHARES     CLASS C SHARES       INDEX          FREE INDEX        FUND INDEX
12/29/00          9450              10000             10000             10000            10000            10000
01/31/01         10026              10600             10610             10193            10253            10166
02/28/01          8873               9380              9390              9331             9391             9421
03/31/01          8184               8640              8650              8716             8759             8766
04/30/01          9204               9720              9730              9358             9396             9367
05/31/01          9223               9740              9751              9236             9292             9309
06/30/01          8930               9420              9431              8946             9008             9048
07/31/01          8740               9220              9231              8826             8865             8823
08/31/01          8466               8930              8931              8401             8458             8473
09/30/01          8116               8560              8561              7660             7685             7682
10/31/01          8655               9120              9121              7806             7848             7873
11/30/01          9241               9730              9731              8267             8331             8302
12/31/01          9308               9791              9793              8318             8409             8422
01/31/02          9062               9531              9532              8065             8177             8167
02/28/02          8987               9451              9452              7994             8115             8119
03/31/02          9478               9961              9963              8363             8494             8504
04/30/02          9383               9851              9863              8064             8207             8297
05/31/02          9355               9822              9822              8077             8214             8316
06/30/02          9034               9472              9473              7586             7709             7833
07/31/02          8316               8722              8723              6946             7061             7141
08/31/02          8279               8682              8682              6958             7076             7174
09/30/02          7891               8262              8262              6192             6298             6461
10/31/02          8619               9022              9022              6648             6760             6829
11/30/02          8884               9292              9302              7006             7127             7163
12/31/02          8558               8673              8941              6664             6761             6851

                                                                                                   Source: Lipper, Inc.

Past performance cannot guarantee future results.

========================================================================================================================

Since the last reporting period, the fund has elected to use the MSCI World Index as its broad-based market index since the MSCI World Index is such a widely recognized gauge of global securities. The fund will no longer use the MSCI All Country (AC) World Free Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the MSCI AC World Free Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Global Fund Index, which may or may not include AIM Worldwide Spectrum Fund, is included for comparison to a peer group.

   Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   Performance of the fund's Class A, B, and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

   Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes also does not reflect the effects of taxes.


FUND RETURNS

as of 12/31/02

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

================================================================================

                                  [HYPO CHART]

CLASS A SHARES
Inception (12/29/00)       -7.47%
  1 Year                  -13.11

CLASS B SHARES
Inception (12/29/00)       -6.86%
  1 Year                  -13.25

CLASS C SHARES
Inception (12/29/00)       -5.43%
  1 Year                   -9.60

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS A SHARES                      -8.08%
CLASS B SHARES                      -8.68
CLASS C SHARES                      -8.68
MSCI WORLD                         -19.89
(BROAD MARKET INDEX)
MSCI AC WORLD FREE                 -19.32
(FORMER BROAD MARKET INDEX,
CURRENT STYLE-SPECIFIC INDEX)
LIPPER GLOBAL FUND INDEX           -18.65
(PEER GROUP)

================================================================================

EDUCATION AND PLANNING

EXPOSING IRA MYTHS

There's no secret about how to invest for a secure retirement. Disciplined investing, getting an early start, diversifying your investments and saving in tax-deferred accounts are just a few rules your financial advisor is likely to stress. Another important rule is to know the truth about individual retirement accounts (IRAs), the retirement-savings vehicle used by millions of Americans.


MYTH 1: THERE'S NO REASON TO CONTRIBUTE TO AN IRA IF I CAN'T TAKE A TAX DEDUCTION FOR MY CONTRIBUTION. While many investors can deduct contributions to traditional IRAs from their federal income taxes, income limits do apply. But even if you exceed those income limits, there's still reason to contribute to an
IRA: tax-deferred compounding. Tax-deferred compounding allows your retirement savings to grow faster in a tax-deferred IRA than in a taxable savings account.

MYTH 2: I CAN'T OPEN AN IRA BECAUSE I DON'T HAVE THE MAXIMUM $3,000 TO CONTRIBUTE. No problem--just make smaller periodic contributions instead of a single large contribution. Remember, too, that even if you can't contribute the maximum allowed, it's important to contribute what you can. Finally, making periodic contributions to your IRA may allow you to benefit from dollar-cost averaging--buying more shares when prices are low and fewer shares when prices are high. Dollar-cost averaging cannot guarantee profits or protect against losses in declining markets, and since it involves investing regardless of fluctuating securities prices, investors should consider their ability to continue making purchases during periods of low prices.

MYTH 3: IT DOESN'T MATTER WHAT TIME OF YEAR I MAKE MY IRA CONTRIBUTION. If you do make a lump-sum contribution, make it early in the year. By contributing early in the year, your money can grow all year long and you'll have more time to accumulate the savings you'll need when you retire.

MYTH 4: AN IRA ISN'T THAT GOOD A DEAL, SINCE MY WITHDRAWALS WILL BE TAXED WHEN I MAKE THEM. That's true of traditional IRAs--but not of Roth IRAs. Contributions to traditional IRAs are made with pre-tax dollars and they grow tax-deferred; withdrawals from traditional IRAs are taxed as ordinary income. Contributions to Roth IRAs are made with after-tax dollars and they grow tax-free; withdrawals from Roth IRAs are not taxed as long as they are qualified distributions. Your financial advisor can explain which type of IRA is best for you.

MYTH 5: I PARTICIPATE IN MY EMPLOYER'S 401(K) PLAN, SO I MAY NOT BE ABLE TO OPEN AN IRA. It's your income, not your participation in an employer-sponsored retirement plan, that determines whether or not you can open an IRA. With the exception of certain high-income individuals and couples, most people can contribute to a Roth IRA with after-tax dollars--even if they participate in an employer-sponsored retirement plan. Similarly, most people can contribute to a traditional IRA using pre-tax dollars even if they participate in an employer-sponsored retirement plan--although the deduction they receive is phased out as their income rises.

MYTH 6: IT'S SMARTER TO WAIT UNTIL I'M MAKING MORE MONEY BEFORE I OPEN MY IRA. When investing for retirement, or for any long-term goal, time is your biggest asset, so start saving early! The table to the left shows why.

None of the information here should be considered tax advice. You should consult your tax advisor for information concerning your individual situation. Withdrawals from retirement accounts other than Roth IRAs are subject to ordinary income tax. Withdrawals before age 59 1/2 may also be subject to a 10% penalty.

================================================================================

         WANT $1 MILLION FOR RETIREMENT? STARTING EARLY MAKES IT EASIER.

      CURRENT             YEARS TO SAVE                  MONTHLY SAVINGS
        AGE              UNTIL RETIREMENT           NEEDED TO REACH $1 MILLION

        25                      40                          $   158
        35                      30                          $   442
        45                      20                          $ 1,317
        55                      10                          $ 4,882

All figures assume a 10% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year, and there is no guarantee that a specific rate of return will be achieved.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-52.87%

AUTOMOBILE MANUFACTURERS-1.38%

Winnebago Industries, Inc.                         4,500    $   176,535
=======================================================================

BANKS-4.08%

Bank of America Corp.                              7,500        521,775
=======================================================================

CONSTRUCTION & ENGINEERING-4.32%

Jacobs Engineering Group Inc.(a)                   7,200        256,320
-----------------------------------------------------------------------
Shaw Group Inc. (The)(a)                          18,000        296,100
=======================================================================
                                                                552,420
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.55%

Dun & Bradstreet Corp. (The)(a)                    7,300        251,777
-----------------------------------------------------------------------
H&R Block, Inc.                                    8,700        349,740
-----------------------------------------------------------------------
University of Phoenix Online(a)                    6,600        236,544
=======================================================================
                                                                838,061
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-2.36%

Fannie Mae                                         2,400        154,392
-----------------------------------------------------------------------
Freddie Mac                                        2,500        147,625
=======================================================================
                                                                302,017
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.09%

Thermo Electron Corp.(a)                          13,300        267,596
=======================================================================

GENERAL MERCHANDISE STORES-1.45%

Target Corp.                                       6,200        186,000
=======================================================================

HEALTH CARE FACILITIES-1.95%

HCA Inc.                                           6,000        249,000
=======================================================================

HOMEBUILDING-3.07%

NVR, Inc.(a)                                       1,200        392,532
=======================================================================

INTERNET SOFTWARE & SERVICES-2.30%

Yahoo! Inc.(a)                                    18,000        294,300
=======================================================================

MANAGED HEALTH CARE-4.62%

Aetna Inc.                                         5,200        213,824
-----------------------------------------------------------------------
Anthem, Inc.(a)                                    6,000        377,400
=======================================================================
                                                                591,224
=======================================================================

PHARMACEUTICALS-2.39%

Johnson & Johnson                                  5,700        306,147
=======================================================================

RESTAURANTS-1.50%

Yum! Brands, Inc.(a)                               7,900        191,338
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-2.78%

MEMC Electronic Materials, Inc.(a)                47,000    $   355,790
=======================================================================

SEMICONDUCTORS-3.14%

Integrated Circuit Systems, Inc.(a)               12,000        219,000
-----------------------------------------------------------------------
Microchip Technology Inc.                          7,500        183,375
=======================================================================
                                                                402,375
=======================================================================

SPECIALTY STORES-6.00%

PETCO Animal Supplies, Inc.(a)                     8,000        187,512
-----------------------------------------------------------------------
PETsMART, Inc.(a)                                 12,000        205,560
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                             7,500        374,625
=======================================================================
                                                                767,697
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.89%

Nextel Communications, Inc.-Class A(a)            32,000        369,600
=======================================================================
    Total Domestic Common Stocks (Cost
      $5,828,255)                                             6,764,407
=======================================================================

FOREIGN STOCKS-40.29%

BERMUDA-4.80%

Everest Re Group, Ltd. (Reinsurance)               4,100        226,730
-----------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     13,500        387,045
=======================================================================
                                                                613,775
=======================================================================

CAYMAN ISLANDS-1.45%

Noble Corp. (Oil & Gas Drilling)(a)                5,300        186,295
=======================================================================

GERMANY-8.54%

Altana A.G. (Pharmaceuticals)                      6,000        273,985
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)         12,000        819,183
=======================================================================
                                                              1,093,168
=======================================================================

HONG KONG-2.64%

Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                     1,300,000        337,565
=======================================================================

IRELAND-6.00%

Anglo Irish Bank Corp. PLC (Banks)                62,000        441,273
-----------------------------------------------------------------------
Ryanair Holdings PLC (Airlines)(a)                46,000        325,947
=======================================================================
                                                                767,220
=======================================================================

ITALY-6.50%

GranitiFiandre S.p.A. (Building Products)         30,000        234,304
-----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     38,000        399,703
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
ITALY-(CONTINUED)

Saeco International Group S.p.A. (Household
  Appliances)(a)                                  53,400    $   197,319
=======================================================================
                                                                831,326
=======================================================================

MEXICO-3.05%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                   200,800        390,563
=======================================================================

SOUTH KOREA-2.14%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                           700        185,321
-----------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)              700         88,234
=======================================================================
                                                                273,555
=======================================================================

UNITED KINGDOM-5.17%

New Look Group PLC (Apparel Retail)               74,800        286,930
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Smith & Nephew PLC (Health Care Supplies)         37,869    $   232,240
-----------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)             15,000        142,882
=======================================================================
                                                                662,052
=======================================================================
    Total Foreign Stocks (Cost $4,275,614)                    5,155,519
=======================================================================

MONEY MARKET FUNDS-7.11%

STIC Liquid Assets Portfolio(b)                  454,569        454,569
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                          454,569        454,569
=======================================================================
    Total Money Market Funds (Cost $909,138)                    909,138
=======================================================================
TOTAL INVESTMENTS-100.27% (Cost $11,013,007)                 12,829,064
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.27%)                           (34,278)
=======================================================================
NET ASSETS-100.00%                                          $12,794,786
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost $11,013,007)                      $12,829,064
--------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       116,427
--------------------------------------------------------------------------------
  Dividends                                                               13,440
--------------------------------------------------------------------------------
  Due from advisor                                                         7,493
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                  7,345
--------------------------------------------------------------------------------
Other assets                                                              21,695
================================================================================
    Total assets                                                      12,995,464
________________________________________________________________________________
================================================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                                                   8,303
--------------------------------------------------------------------------------
  Foreign currency contracts closed                                        2,008
--------------------------------------------------------------------------------
  Foreign currency contracts outstanding                                 125,355
--------------------------------------------------------------------------------
  Deferred compensation plan                                               7,345
--------------------------------------------------------------------------------
Accrued distribution fees                                                 15,835
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                5,577
--------------------------------------------------------------------------------
Accrued operating expenses                                                36,255
================================================================================
    Total liabilities                                                    200,678
================================================================================
Net assets applicable to shares outstanding                          $12,794,786
________________________________________________________________________________
================================================================================

NET ASSETS:

Class A                                                              $ 6,321,013
________________________________________________________________________________
================================================================================
Class B                                                              $ 4,623,856
________________________________________________________________________________
================================================================================
Class C                                                              $ 1,849,917
________________________________________________________________________________
================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                  698,641
________________________________________________________________________________
================================================================================
Class B                                                                  517,226
________________________________________________________________________________
================================================================================
Class C                                                                  206,862
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                          $      9.05
--------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.05 divided by 94.50%)                     $      9.58
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                       $      8.94
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                       $      8.94
________________________________________________________________________________
================================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,719)                 $    91,481
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                              20,653
--------------------------------------------------------------------------------
Interest                                                                   1,123
================================================================================
    Total investment income                                              113,257
================================================================================

EXPENSES:

Advisory fees                                                            114,141
--------------------------------------------------------------------------------
Administrative services fees                                              50,000
--------------------------------------------------------------------------------
Custodian fees                                                            13,710
--------------------------------------------------------------------------------
Distribution fees -- Class A                                              28,070
--------------------------------------------------------------------------------
Distribution fees -- Class B                                              37,322
--------------------------------------------------------------------------------
Distribution fees -- Class C                                              16,761
--------------------------------------------------------------------------------
Transfer agent fees                                                       38,305
--------------------------------------------------------------------------------
Trustees' fees                                                             8,687
--------------------------------------------------------------------------------
Registration and filing fees                                              33,495
--------------------------------------------------------------------------------
Professional fees                                                         47,098
--------------------------------------------------------------------------------
Other                                                                     17,919
================================================================================
    Total expenses                                                       405,508
================================================================================
Less: Fees waived                                                       (101,252)
--------------------------------------------------------------------------------
    Expenses paid indirectly                                                (376)
================================================================================
    Net expenses                                                         303,880
================================================================================
Net investment income (loss)                                            (190,623)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                               (1,304,475)
--------------------------------------------------------------------------------
  Foreign currencies                                                      (2,409)
--------------------------------------------------------------------------------
  Foreign currency contracts                                            (208,802)
--------------------------------------------------------------------------------
  Futures contracts                                                      (35,640)
--------------------------------------------------------------------------------
  Option contracts written                                                31,365
================================================================================
                                                                      (1,519,961)
================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                  617,199
--------------------------------------------------------------------------------
  Foreign currencies                                                      (1,000)
--------------------------------------------------------------------------------
  Foreign currency contracts                                            (115,468)
--------------------------------------------------------------------------------
  Option contracts written                                               (17,779)
================================================================================
                                                                         482,952
================================================================================
Net gain (loss) from investment securities, foreign currencies, foreign currency contracts, futures contracts and option
  contracts                                                           (1,037,009)
================================================================================
Net increase (decrease) in net assets resulting from operations      $(1,227,632)
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                         2002           2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                        $  (190,623)   $   (55,616)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, foreign currencies, foreign
    currency contracts, futures contracts and
    option contracts                                   (1,519,961)    (1,164,114)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities, foreign currencies,
    foreign currency contracts and option
    contracts                                             482,952      1,208,106
================================================================================
    Net increase (decrease) in net assets
     resulting from operations                         (1,227,632)       (11,624)
================================================================================
Distributions to shareholders from net investment
  income:
  Class A                                                  (2,912)          (673)
--------------------------------------------------------------------------------
  Class B                                                      --           (285)
--------------------------------------------------------------------------------
  Class C                                                      --            (94)
--------------------------------------------------------------------------------
Share transactions-net:
  Class A                                              (1,707,264)     7,688,252
--------------------------------------------------------------------------------
  Class B                                               1,387,954      3,565,526
--------------------------------------------------------------------------------
  Class C                                                 693,806      1,299,946
================================================================================
    Net increase (decrease) in net assets                (856,048)    12,541,048
================================================================================

NET ASSETS:

  Beginning of year                                    13,650,834      1,109,786
================================================================================
  End of year                                         $12,794,786    $13,650,834
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                       $13,795,649    $13,610,384
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)               (9,664)        (2,951)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies,
    foreign currency contracts, futures contracts
    and option contracts                               (2,682,257)    (1,164,705)
--------------------------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies, foreign
    currency contracts and option contracts             1,691,058      1,208,106
================================================================================
                                                      $12,794,786    $13,650,834
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Worldwide Spectrum Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $101,252.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $22,371 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class A, Class B and Class C shares paid $28,070, $37,322 and $16,761, respectively.

  Front-end sales commissions and CDSCs are not expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund.

CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2002, AIM Distributors retained $6,560 in front-end sale commissions from the sale of Class A shares and $0, $291 and $360 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $231 and reductions in custodian fees of $145 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $376.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FOREIGN CURRENCIES

Outstanding foreign currency contracts at December 31, 2002 were as follows:

                            CONTRACT TO                         UNREALIZED
SETTLEMENT            ------------------------                 APPRECIATION
DATE        CURRENCY    DELIVER      RECEIVE       VALUE      (DEPRECIATION)
----------------------------------------------------------------------------
01/09/03      KRW     240,000,000   $  190,779   $  202,178     $ (11,399)
----------------------------------------------------------------------------
01/09/03      MXN       2,800,000      270,075      269,503           572
----------------------------------------------------------------------------
01/21/03      HKD       1,750,000      224,175      224,387          (212)
----------------------------------------------------------------------------
01/31/03      EUR       1,745,000    1,727,880    1,829,314      (101,434)
----------------------------------------------------------------------------
01/31/03      GBP         275,000      429,343      442,225       (12,882)
============================================================================
                                    $2,842,252   $2,967,607     $(125,355)
____________________________________________________________________________
============================================================================

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       40       $ 19,879
---------------------------------------------------------
Written                                 25         11,675
---------------------------------------------------------
Closed                                  (7)        (3,479)
---------------------------------------------------------
Expired                                (58)       (28,075)
=========================================================
End of year                             --       $     --
_________________________________________________________
=========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                            2002      2001
-----------------------------------------------------------
Distributions paid from ordinary income    $2,912    $1,052
___________________________________________________________
===========================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments          $ 1,801,570
-----------------------------------------------------------
Temporary book/tax differences                       (9,664)
-----------------------------------------------------------
Capital loss carryforward                        (2,660,108)
-----------------------------------------------------------
Post-October capital loss deferral                 (132,661)
-----------------------------------------------------------
Shares of beneficial interest                    13,795,649
===========================================================
                                                $12,794,786
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(124,999).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                                        CAPITAL LOSS
EXPIRATION                                                              CARRYFORWARD
------------------------------------------------------------------------------------
December 31, 2009                                                        $1,171,360
------------------------------------------------------------------------------------
December 31, 2010                                                         1,488,748
====================================================================================
                                                                         $2,660,108
____________________________________________________________________________________
====================================================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $12,658,363 and $12,306,336, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities            $2,145,048
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (218,479)
================================================================================
Net unrealized appreciation of investment securities                  $1,926,569
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $10,902,495.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating losses and other items, on December 31, 2002, undistributed net investment income was increased by $186,822, undistributed net realized gains increased by $2,409 and shares of beneficial interest decreased by $189,231. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                         2001
                                                                -------------------------    ------------------------
                                                                  SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                          838,881    $ 7,844,956      872,405    $ 8,569,590
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          410,973      3,812,711      389,269      3,753,828
---------------------------------------------------------------------------------------------------------------------
  Class C                                                          122,164      1,145,729      183,610      1,766,611
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              310          2,861           70            670
---------------------------------------------------------------------------------------------------------------------
  Class B                                                               --             --           29            277
---------------------------------------------------------------------------------------------------------------------
  Class C                                                               --             --            9             90
=====================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                           11,498        102,735           --             --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          (11,486)      (102,735)          --             --
=====================================================================================================================
Reacquired:
  Class A                                                       (1,038,150)    (9,657,816)     (97,318)      (882,008)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         (251,272)    (2,322,022)     (20,288)      (188,579)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                          (49,330)      (451,923)     (49,592)      (466,755)
=====================================================================================================================
                                                                    33,588    $   374,496    1,278,194    $12,553,724
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Prior to the year ended December 31, 2002, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                             CLASS A
                            -----------------------------------------
                                                    DECEMBER 29, 2000
                                YEAR ENDED          (DATE OPERATIONS
                               DECEMBER 31,            COMMENCED)
                            ------------------       TO DECEMBER 31,
                             2002        2001             2000
---------------------------------------------------------------------
Net asset value, beginning
  of period                 $ 9.85      $10.00           $10.00
---------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                   (0.11)(a)   (0.05)(a)           --
---------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)              (0.69)      (0.10)              --
=====================================================================
    Total from investment
     operations              (0.80)      (0.15)              --
=====================================================================
Less distributions from
  net investment income      (0.00)      (0.00)              --
=====================================================================
Net asset value, end of
  period                    $ 9.05      $ 9.85           $10.00
_____________________________________________________________________
=====================================================================
Total return(b)              (8.08)%     (1.49)%             --
_____________________________________________________________________
=====================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)            $6,321      $8,725           $1,110
_____________________________________________________________________
=====================================================================
Ratio of expenses to
  average net assets:
  With fee waivers            2.00%(c)    1.91%            1.80%(d)
---------------------------------------------------------------------
  Without fee waivers         2.75%(c)    4.44%           76.90%(d)
=====================================================================
Ratio of net investment
  income (loss) to average
  net assets                 (1.16)%(c)  (0.52)%           3.91%(d)
_____________________________________________________________________
=====================================================================
Portfolio turnover rate        101%        168%              --
_____________________________________________________________________
=====================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,020,086.
(d)  Annualized.


                                                         CLASS B
                                          --------------------------------------
                                                          JANUARY 2, 2001
                                          YEAR ENDED      (DATE SALES COMMENCED)
                                          DECEMBER 31,    TO DECEMBER 31,
                                            2002               2001
--------------------------------------------------------------------------------
Net asset value, beginning of period         $ 9.79               $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.17)(a)            (0.11)(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            (0.68)               (0.10)
================================================================================
    Total from investment operations          (0.85)               (0.21)
================================================================================
Less distributions from net investment
  income                                         --                (0.00)
================================================================================
Net asset value, end of period               $ 8.94               $ 9.79
________________________________________________________________________________
================================================================================
Total return(b)                               (8.68)%              (2.09)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                   $4,624               $3,613
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                             2.65%(c)             2.57%(d)
--------------------------------------------------------------------------------
  Without fee waivers                          3.40%(c)             5.10%(d)
================================================================================
Ratio of net investment income (loss)
  to average net assets                       (1.81)%(c)           (1.18)%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         101%                 168%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,732,213.
(d)  Annualized.


                                                         CLASS C
                                          --------------------------------------
                                                          JANUARY 11, 2001
                                          YEAR ENDED      (DATE SALES COMMENCED)
                                          DECEMBER 31,    TO DECEMBER 31,
                                            2002               2001
--------------------------------------------------------------------------------
Net asset value, beginning of period         $ 9.79               $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.17)(a)            (0.11)(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            (0.68)               (0.10)
================================================================================
    Total from investment operations          (0.85)               (0.21)
================================================================================
Less distributions from net investment
  income                                         --                (0.00)
================================================================================
Net asset value, end of period               $ 8.94               $ 9.79
________________________________________________________________________________
================================================================================
Total return(b)                               (8.68)%              (2.09)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                   $1,850               $1,312
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                             2.65%(c)             2.57%(d)
--------------------------------------------------------------------------------
  Without fee waivers                          3.40%(c)             5.10%(d)
================================================================================
Ratio of net investment income (loss)
  to average net assets                       (1.81)%(c)           (1.18)%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         101%                 168%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,676,106.
(d)  Annualized.

NOTE 13--SUBSEQUENT EVENT

At a meeting held on February 6, 2003, the Board of Trustees of AIM Funds Group, on behalf of AIM Worldwide Spectrum Fund, voted to change the fund's name to "AIM Global Value Fund" and also approved certain changes to the fund's investment strategies. These changes become effective on April 30, 2003.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Worldwide Spectrum Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Worldwide Spectrum Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 14, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003



The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003

The address of each trustee and officer of AIM Funds Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum(3) -- 1947         1992               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1992               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      1999               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1992               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP
Houston, TX 77046         Suite 100                 Suite 100                 1201 Louisiana
                          Houston, TX 77046         Houston, TX 77046         Suite 2900
                                                                              Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services,      State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022        Houston, TX 77210-4739    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 97.48% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.03% was derived from U.S. Treasury obligations.

================================================================================

                                    [ARTWORK]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

===============================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

      DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                            FIXED INCOME

      MORE AGGRESSIVE                             MORE AGGRESSIVE                                    TAXABLE

AIM Emerging Growth Fund                AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                   AIM High Yield Fund II
AIM Opportunities I Fund(2),(3)         AIM International Emerging Growth Fund            AIM High Yield Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund                 AIM Strategic Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                       AIM Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                  AIM Global Income Fund
AIM Opportunities II Fund(2),(3)        AIM Global Growth Fund                            AIM Total Return Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                       AIM Intermediate Government Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                            AIM Short Term Bond Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)             AIM Floating Rate Fund
AIM Opportunities III Fund(2),(3)                                                         AIM Limited Maturity Treasury Fund(4),(5)
AIM Small Cap Equity Fund                        MORE CONSERVATIVE                        AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                    SECTOR EQUITY                                 MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                     MORE AGGRESSIVE                                   TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                            AIM High Income Municipal Fund
AIM Charter Fund                        AIM Global Financial Services Fund                AIM Municipal Bond Fund
AIM Basic Value Fund                    AIM Global Health Care Fund                       AIM Tax-Free Intermediate Fund(4),(5)
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                         AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                         MORE CONSERVATIVE
                                                 MORE CONSERVATIVE
      MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2)The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3)Effective Oct. 1, 2002, the fund reopened to new investors. (4)Class A shares closed to new investors on Oct. 30, 2002. (5)Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                       College     Separately
Mutual       Retirement                Savings     Managed      Offshore    Alternative     Cash
Funds        Products     Annuities    Plans       Accounts     Products    Investments     Management

                                                               [AIM LOGO]
                                                            --Servicemark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--


                                                                        WWS-AR-1
AIMinvestments.com